UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22559

First Trust Exchange-Traded Fund IV
(Exact name of registrant as specified in charter)

Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund IV

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First Trust North American
Energy Infrastructure Fund (EMLP)

First Trust EIP
Carbon Impact ETF (ECLN)

Annual Report
For the Year Ended
October 31, 2022

Energy Income Partners, LLC
---------------------------

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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

Shareholder Letter...........................................................  1
Fund Performance Overview

Portfolio of Investments

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Funds, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
North American Energy Infrastructure Fund and the First Trust EIP Carbon Impact
ETF (the "Funds"), which contains detailed information about the Funds for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

The First Trust North American Energy Infrastructure Fund (the "Fund") is an
actively managed exchange-traded fund. The Fund's investment objective is to seek total return. The Fund will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC ("EIP" or the
"Sub-Advisor") to be engaged in the energy infrastructure sector. These companies principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, and other companies that derive the majority of their revenues from operating and providing services in support of infrastructure assets such as pipelines, power transmission and petroleum, natural gas storage in the petroleum, natural gas and power generation industries (collectively, "energy infrastructure companies"). The Fund will invest principally in energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and
Canada.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS                     CUMULATIVE TOTAL RETURNS
                                                                        Inception                                      Inception
                       1 Year Ended   5 Years Ended   10 Years Ended    (6/20/12)    5 Years Ended   10 Years Ended    (6/20/12)
                         10/31/22       10/31/22       10/31/22        to 10/31/22     10/31/22         10/31/22      to 10/31/22
FUND PERFORMANCE
NAV                       10.19%          5.84%           6.26%           6.71%         32.80%           83.45%          96.11%
Market Price              10.26%          5.87%           6.25%           6.73%         32.99%           83.27%          96.38%

INDEX PERFORMANCE
Blended Benchmark(1)      16.05%          8.72%           7.15%           7.48%         51.87%           99.49%         111.10%
S&P 500(R) Index         -14.61%         10.44%          12.79%          12.83%         64.31%          233.08%         249.56%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 6.)

-----------------------------

(1)   The Blended Benchmark consists of the following two indices: 50% of the
      PHLX Utility Sector Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization weighted composite of the 50 most prominent energy Master
      Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the
      Blended Benchmark for each period shown above.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                  32.3%
Natural Gas Transmission                       28.6
Petroleum Product Transmission                 16.7
Crude Oil Transmission                          9.8
Nat. Gas Gathering & Processing                 8.7
Oil & Gas Production                            0.6
Propane                                         0.2
Marine                                          0.1
Other                                           3.0
                                             -------
     Total                                    100.0%
                                             =======

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
Enterprise Products Partners, L.P.              6.8%
Energy Transfer, L.P.                           6.3
Magellan Midstream Partners, L.P.               6.2
Cheniere Energy, Inc.                           4.2
NextEra Energy Partners, L.P.                   4.1
DT Midstream, Inc.                              4.0
Quanta Services, Inc.                           3.9
TC Energy Corp.                                 3.3
Plains GP Holdings, L.P., Class A               3.2
Sempra Energy                                   3.0
                                             -------
     Total                                     45.0%
                                             =======


                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       OCTOBER 31, 2012 - OCTOBER 31, 2022

            First Trust North American       Blended       S&P 500(R)
            Energy Infrastructure Fund      Benchmark        Index
10/31/12             $10,000                 $10,000        $10,000
4/30/13               11,580                  11,568         11,442
10/31/13              11,354                  11,400         12,718
4/30/14               12,479                  12,645         13,781
10/31/14              13,900                  13,592         14,914
4/30/15               14,035                  13,044         15,570
10/31/15              11,966                  11,378         15,690
4/30/16               12,163                  11,842         15,757
10/31/16              13,404                  12,368         16,397
4/30/17               13,933                  13,350         18,581
10/31/17              13,813                  13,134         20,272
4/30/18               13,015                  12,840         21,046
10/31/18              13,256                  13,365         21,762
4/30/19               14,845                  14,404         23,885
10/31/19              15,143                  14,447         24,879
4/30/20               12,713                  11,825         24,093
10/31/20              12,616                  11,806         27,293
4/30/21               15,693                  15,964         35,167
10/31/21              16,649                  17,190         39,006
4/30/22               18,010                  19,059         35,244
10/31/22              18,345                  19,947         33,308


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

The First Trust EIP Carbon Impact ETF (the "Fund") seeks to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. Under normal market conditions, the Fund will invest at least 80%
of its net assets (including investment borrowings) in the equity securities of companies identified by the Fund's investment sub-advisor, Energy Income
Partners, LLC ("EIP" or the "Sub-Advisor"), as having or seeking to have a positive carbon impact. The Sub-Advisor defines this as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (8/19/19)   Inception (8/19/19)
                                                                           10/31/22         to 10/31/22           to 10/31/22
FUND PERFORMANCE
NAV                                                                          5.62%             9.28%                32.83%
Market Price                                                                 5.49%             9.25%                32.72%

INDEX PERFORMANCE
PHLX Utility Sector Index                                                    1.56%             6.29%                21.55%
S&P 500(R) Index                                                           -14.61%            10.98%                39.56%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 6.)


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EIP CARBON IMPACT ETF (ECLN) (CONTINUED)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Electric Power & Transmission                  52.1%
Natural Gas Transmission                       34.7
Nat. Gas Gathering & Processing                 7.5
Petroleum Product Transmission                  1.4
Propane                                         0.3
Marine                                          0.0*
Other                                           4.0
                                             -------
     Total                                    100.0%
                                             =======

* Amount is less than 0.1%.

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
Cheniere Energy, Inc.                           7.6%
DT Midstream, Inc.                              6.5
Cheniere Energy Partners, L.P.                  6.1
Quanta Services, Inc.                           5.4
Atmos Energy Corp.                              4.0
Sempra Energy                                   3.6
Xcel Energy, Inc.                               3.5
American Electric Power Co., Inc.               3.4
Public Service Enterprise Group, Inc.           3.4
NextEra Energy Partners, L.P.                   3.1
                                             -------
     Total                                     46.6%
                                             =======


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    AUGUST 19, 2019 - OCTOBER 31, 2022

             First Trust EIP       PHLX Utility      S&P 500(R)
            Carbon Impact ETF      Sector Index        Index
8/19/19          $10,000             $10,000          $10,000
10/31/19          10,304              10,489           10,424
4/30/20            9,818               9,586           10,095
10/31/20          10,891              10,771           11,436
4/31/21           12,156              11,677           14,736
10/31/21          12,578              11,968           16,344
4/30/22           13,178              12,811           14,768
10/31/22          13,283              12,155           13,956


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


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NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


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PORTFOLIO COMMENTARY
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                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust North American Energy Infrastructure Fund ("EMLP") and the First Trust EIP
Carbon Impact ETF ("ECLN") (each a "Fund"). First Trust is responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain administrative services necessary for the management of each Fund.

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in
2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies includes C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.2 billion of assets as of October 31, 2022. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Funds, EIP serves as a sub-advisor to four closed-end management investment companies and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the
Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - CO-PORTFOLIO MANAGER, CO-FOUNDER, CEO AND PRINCIPAL OF
   ENERGY INCOME PARTNERS, LLC

EVA PAO - CO-PORTFOLIO MANAGER, CO-FOUNDER AND PRINCIPAL OF ENERGY INCOME
   PARTNERS, LLC

JOHN K. TYSSELAND - CO-PORTFOLIO MANAGER AND PRINCIPAL OF ENERGY
   INCOME PARTNERS, LLC

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds.

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The Fund's investment objective is to seek total return. The Fund pursues its investment objective by investing, under normal market conditions, at least 80%
of its net assets (including investment borrowings) in equity securities of companies deemed by EIP to be engaged in the energy infrastructure sector. These companies principally include U.S. and Canadian natural gas and electric utilities, corporations operating energy infrastructure assets such as pipelines or renewable energy production, utilities, publicly-traded master limited partnerships or limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, and other companies that derive the majority of their revenues from operating and providing services in support of infrastructure assets such as pipelines, power transmission and petroleum, natural gas storage in the petroleum, natural gas and power generation industries (collectively, "energy infrastructure companies"). The Fund will invest principally in energy infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and
Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX" or "MLP Index") and
the PHLX Utility Sector Index (the "UTY Index"), the total returns for energy-related MLPs and utilities for the 12-month period ended October 31, 2022 were 30.19% and 1.56%, respectively. These figures are according to data collected from Alerian and Bloomberg. As measured by the S&P 500(R) Index (the
"Index"), the broader equity market over the same period returned -14.61%.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the 12-month period ended October 31,
2022, the Fund provided a total return of 10.19%, including the reinvestment of dividends. This compares, according to collected data, to a total return of
16.05%(1) or the compounded average of the two indices (the "Blended Benchmark")
(30.19% for the MLP Index and 1.56% for the UTY Index), and -14.61% for the
Index.

-----------------------------

(1)   The total return is the monthly rebalanced return for the MLP Index and
      UTY Index.

                                                                          Page 7


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PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

The Fund declared quarterly distributions during the fiscal year as follows:
$0.1933 per share in December 2021; $0.1833 per share in March 2022; $0.2035 per share in June 2022; and $0.2449 per share in September 2022.

The Fund's NAV total return of 10.19% outperformed the Index by 2,480 basis points ("bps") and underperformed the 16.05% average return of the Blended
Benchmark by 586 bps. Underperformance of the Fund over this period reflects the
Fund's lower overall weight in MLPs relative to the 50/50 Blended Benchmark.
Crude oil prices were up 3.5% during the 12-month period and natural gas prices were up 17.1% which is positive for the more cyclical supply facing gathering and processing MLPs (in the AMZX)(2). This was partially offset by the Fund's exposure to C-Corporations with natural gas pipelines and LNG export terminals
(not in the UTY) that benefited from higher volumes and/or margins. EIP has sought to consistently run a more conservative portfolio compared to the Blended
Benchmark. This conservatism, in EIP's opinion, is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows.

MARKET AND FUND OUTLOOK

The Fund outperformed the Index for the 12-month period ended October 31, 2022, at a time when both interest rates and inflation expectations were up significantly. Despite outperforming the broader market, the portfolio was trading at a 20% discount at the end of the period compared to the Index based on forward 12-month earnings expectations (13.2x vs 16.5x) (Source: Bloomberg as of October 31, 2022) with yields that are 2.8x the yield of the Index (4.8% vs
1.7%). Equities that trade at lower yields and higher P/E multiples have longer durations than equities that trade at higher yields and lower P/E multiples, so it makes sense to us that higher inflation expectations and increasing interest rates should favor the stocks in the portfolio relative to the Index.

EIP believes regulated pipeline and power utilities in the portfolio offer a measurable degree of inflation protection. Traditional businesses, like consumer staples, absorb increasing input costs then pass those costs onto customers by raising prices. There is often a lag effect as this occurs leading to margin compression. On the other hand, regulated pipeline and power utilities are cost-plus businesses that charge a price to customers equal to the sum-total of their costs, including the cost of debt and an allowed return on equity. EIP views this type of business model as a natural inflation hedge.

In EIP's opinion, the outlook for electricity and natural gas infrastructure is positive as the infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. While the recent spike in natural gas prices has driven an increased switching to coal fired power generation near term, the longer-term trend away from coal fired power generation seems likely to continue, in EIP's view. Publicly owned utilities' five-year integrated resource plans and continued announcements of coal plant retirements support this view. In most cases these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure and, in EIP's opinion, driving further growth in earnings.

EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities where renewable resources are abundant, that benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund's portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same:
investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

-----------------------------

(2)   Source: Bloomberg


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

FIRST TRUST EIP CARBON IMPACT ETF

The Fund's investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation.
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies identified by EIP as having or seeking to have a positive carbon impact. EIP defines positive carbon impact companies as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas ("GHG") emissions from the production, transportation, conversion, storage and use of energy. The Fund's investments will be concentrated in the industries constituting the energy infrastructure sector. These companies principally include: utilities; natural gas pipeline companies; manufacturers, contracted developers and/or owners of renewable energy; and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment. The Fund will generally not invest in companies comprising the following industries: coal production, oil exploration and production, or crude oil storage, transportation and delivery.
The Fund's portfolio will be principally composed of equity securities, including common stock, depositary receipts, and units issued by master limited partnerships ("MLPs"). Such securities may be issued by small, mid and large capitalization companies operating in developed market countries.

MARKET RECAP

As measured by the S&P 500(R) Index (the "Index") and the PHLX Utility Sector
Index (the "UTY Index"), the total returns for the 12-month period ended October
31, 2022 were -14.61% and 1.56%, respectively. These figures are according to data collected from Bloomberg.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis for the 12-month period ended October 31,
2022, the Fund provided a total return of 5.62%, including the reinvestment of dividends. The Fund's NAV total return of 5.62% outperformed the Index by 2,023 basis points ("bps") and outperformed the UTY Index by 406 bps. Outperformance during the period was a result of the Fund's overweight positions in natural gas pipeline companies (not in UTY) and liquified natural gas terminal companies
(not in UTY). Compared to the UTY Index, EIP has sought to consistently run a more diversified portfolio that invests in companies that have a positive carbon impact that includes regulated utilities, renewable developers and other companies that enable the reduction of carbon emission. EIP believes that rapidly evolving state and federal energy policies and regulations, paired with technological innovation, continue to drive the transition to an energy system that is safer, cleaner and more reliable. EIP also believes investors in regulated utilities, renewable developers and other energy infrastructure companies have an opportunity to participate in these changes. We are optimistic that companies involved in activities aimed at reducing carbon and other GHG emissions have good growth potential.

The Fund declared quarterly distributions during the fiscal year as follows:
$0.1333 per share in December 2021; $0.0791 per share in March 2022; $0.0919 per share in June 2022; and $0.0852 per share in September 2022.

MARKET AND FUND OUTLOOK

In EIP's opinion, the outlook for electricity and natural gas infrastructure, most of the Fund's portfolio, is positive as the infrastructure is necessary to connect increasingly diverse sources of energy supply to consumers. While the recent spike in natural gas prices has driven an increased switching to coal-fired power generation near term, the longer-term trend away from coal-fired power generation seems likely to continue, in EIP's view. Publicly owned utilities' five-year integrated resource plans and continued announcements of coal plant retirements support this view. In most cases these retirements are being replaced with natural gas and/or renewables requiring new transport infrastructure and, in EIP's opinion, driving further growth in earnings.

EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities that where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But EIP is not a venture capitalist; companies in the Fund's portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same:
investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

                                                                          Page 9


FIRST TRUST EXCHANGE-TRADED FUND IV

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund or
First Trust EIP Carbon Impact ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING           BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                    MAY 1, 2022       OCTOBER 31, 2022         PERIOD           PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY
   INFRASTRUCTURE FUND (EMLP)
Actual                                               $1,000.00           $1,018.60              0.95%              $4.83
Hypothetical (5% return before expenses)             $1,000.00           $1,020.42              0.95%              $4.84

FIRST TRUST EIP CARBON IMPACT ETF (ECLN)
Actual                                               $1,000.00           $1,008.00              0.95%              $4.81
Hypothetical (5% return before expenses)             $1,000.00           $1,020.42              0.95%              $4.84


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS -- 64.6%
             CONSTRUCTION & ENGINEERING
                -- 3.8%
     689,541 Quanta Services, Inc.            $   97,942,404
                                              --------------
             ELECTRIC UTILITIES -- 16.8%
     792,673 Alliant Energy Corp.                 41,353,750
     850,726 American Electric Power Co.,
                Inc.                              74,795,830
     194,180 Constellation Energy Corp.           18,357,777
     134,907 Duke Energy Corp.                    12,570,634
      42,919 Emera, Inc. (CAD)                     1,590,619
   4,904,664 Enel S.p.A., ADR                     21,580,522
     320,603 Eversource Energy                    24,455,597
     419,061 Exelon Corp.                         16,171,564
      51,306 Fortis, Inc. (CAD)                    2,001,625
     558,939 Iberdrola S.A., ADR                  22,681,745
     428,209 IDACORP, Inc.                        44,833,482
     490,632 NextEra Energy, Inc.                 38,023,980
      43,120 Orsted A/S, ADR                       1,185,369
   1,358,035 PPL Corp.                            35,974,347
     836,269 Southern (The) Co.                   54,758,894
     352,887 Xcel Energy, Inc.                    22,976,473
                                              --------------
                                                 433,312,208
                                              --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.2%
     545,061 Archrock, Inc.                        4,093,408
                                              --------------
             GAS UTILITIES -- 7.3%
   3,237,966 AltaGas Ltd. (CAD)                   58,396,759
     338,176 Atmos Energy Corp.                   36,032,653
      12,255 Chesapeake Utilities Corp.            1,524,277
     386,175 National Fuel Gas Co.                26,062,951
     503,050 New Jersey Resources Corp.           22,456,152
     431,244 ONE Gas, Inc.                        33,412,785
     250,066 UGI Corp.                             8,834,832
                                              --------------
                                                 186,720,409
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.7%
     237,213 AES (The) Corp.                       6,205,492
     240,253 Clearway Energy, Inc., Class A        7,767,379
     107,340 Northland Power, Inc. (CAD)           3,123,249
                                              --------------
                                                  17,096,120
                                              --------------
             MULTI-UTILITIES -- 12.9%
   1,124,603 ATCO Ltd, Class I (CAD)              34,918,125
      82,086 Canadian Utilities Ltd., Class A
                (CAD)                              2,184,180
   1,283,371 CenterPoint Energy, Inc.             36,717,244
     392,581 CMS Energy Corp.                     22,396,746
     565,928 Dominion Energy, Inc.                39,597,982
     277,092 DTE Energy Co.                       31,064,784
   1,294,715 Public Service Enterprise Group,
                Inc.                              72,594,670
     499,233 Sempra Energy                        75,354,229
     180,937 WEC Energy Group, Inc.               16,524,976
                                              --------------
                                                 331,352,936
                                              --------------

SHARES/
UNITS        DESCRIPTION                               VALUE
------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 22.6%
     592,683 Cheniere Energy, Inc.            $  104,555,208
   1,658,430 DT Midstream, Inc.                   99,008,271
     986,421 Enbridge, Inc.                       38,421,098
   2,098,865 Keyera Corp. (CAD)                   44,986,133
   3,585,465 Kinder Morgan, Inc.                  64,968,626
     802,348 ONEOK, Inc.                          47,595,283
     564,976 Targa Resources Corp.                38,627,409
   1,863,850 TC Energy Corp.                      81,860,292
   1,899,322 Williams (The) Cos., Inc.            62,164,809
                                              --------------
                                                 582,187,129
                                              --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.2%
      15,015 Enphase Energy, Inc. (a)              4,609,605
                                              --------------
             WATER UTILITIES -- 0.1%
      16,779 American Water Works Co., Inc.        2,438,660
                                              --------------
             TOTAL COMMON STOCKS
                -- 64.6%                       1,659,752,879
             (Cost $1,370,855,275)            --------------

             MASTER LIMITED PARTNERSHIPS
                -- 32.6%
             CHEMICALS -- 0.6%
     661,577 Westlake Chemical Partners, L.P.     15,269,197
                                              --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.1%
     156,382 USA Compression Partners, L.P.        2,828,950
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 4.0%
   1,379,166 NextEra Energy Partners,
                L.P. (b)                         102,154,826
                                              --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 27.9%
     709,039 Cheniere Energy Partners, L.P.       42,634,515
  12,322,919 Energy Transfer, L.P.               157,363,676
     619,692 EnLink Midstream LLC (b)              7,361,941
   6,716,712 Enterprise Products Partners,
                L.P.                             169,596,978
     788,972 Hess Midstream, L.P.,
                Class A (b)                       22,832,850
   1,751,314 Holly Energy Partners, L.P.          32,994,756
   2,890,279 Magellan Midstream Partners,
                L.P.                             155,930,552
   1,215,016 MPLX, L.P.                           40,751,637
   6,419,541 Plains GP Holdings, L.P.,
                Class A (b)                       80,501,044
     242,750 Western Midstream Partners, L.P.      6,969,352
                                              --------------
                                                 716,937,301
                                              --------------
             TOTAL MASTER LIMITED
                PARTNERSHIPS -- 32.6%            837,190,274
             (Cost $595,163,589)              --------------

             MONEY MARKET FUNDS -- 2.5%
  65,506,758 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.85% (c)                 65,506,758
             (Cost $65,506,758)               --------------

                        See Notes to Financial Statements                Page 11


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

             DESCRIPTION                               VALUE
------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.7%       $2,562,449,911
             (Cost $2,031,525,622)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                7,855,089
                                              --------------
             NET ASSETS -- 100.0%             $2,570,305,000
                                              ==============

(a)   Non-income producing security.

(b)   This security is taxed as a "C" corporation for federal income tax purposes.

(c)   Rate shown reflects yield as of October 31, 2022.

ADR   - American Depositary Receipt

Currency Abbreviations:
CAD - Canadian Dollar

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                      LEVEL 2       LEVEL 3
                                                      TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                     VALUE AT          QUOTED        OBSERVABLE   UNOBSERVABLE
                                                    10/31/2022         PRICES          INPUTS        INPUTS
                                                  ------------------------------------------------------------
Common Stocks*..................................  $1,659,752,879  $  1,659,752,879  $         --  $         --
Master Limited Partnerships*....................     837,190,274       837,190,274            --            --
Money Market Funds..............................      65,506,758        65,506,758            --            --
                                                  ------------------------------------------------------------
Total Investments...............................  $2,562,449,911  $  2,562,449,911  $         --  $         --
                                                  ============================================================


* See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022

SHARES       DESCRIPTION                               VALUE
------------------------------------------------------------
             COMMON STOCKS -- 75.3%
             CONSTRUCTION & ENGINEERING
                -- 4.7%
      10,573 Quanta Services, Inc.            $    1,501,789
                                              --------------
             ELECTRIC UTILITIES -- 21.8%
      14,507 Alliant Energy Corp.                    756,830
      10,604 American Electric Power Co.,
                Inc.                                 932,304
       1,458 Duke Energy Corp.                       135,856
         698 Edison International                     41,908
       3,124 Emera, Inc. (CAD)                       115,778
      59,582 Enel S.p.A., ADR                        262,161
       5,240 Eversource Energy                       399,707
       3,352 Fortis, Inc. (CAD)                      130,773
       6,074 Hydro One Ltd. (CAD) (a) (b)            152,301
      10,169 Iberdrola S.A., ADR                     412,658
       8,025 IDACORP, Inc.                           840,218
       7,153 NextEra Energy, Inc.                    554,358
         327 Orsted A/S (DKK) (a) (b)                 26,970
      24,499 PPL Corp.                               648,979
       8,121 Southern (The) Co.                      531,763
      14,648 Xcel Energy, Inc.                       953,731
                                              --------------
                                                   6,896,295
                                              --------------
             GAS UTILITIES -- 9.4%
      42,256 AltaGas Ltd. (CAD)                      762,087
      10,327 Atmos Energy Corp.                    1,100,342
       2,355 Chesapeake Utilities Corp.              292,915
       5,345 New Jersey Resources Corp.              238,601
       7,354 ONE Gas, Inc.                           569,788
                                              --------------
                                                   2,963,733
                                              --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 6.6%
      12,347 AES (The) Corp.                         322,998
       3,718 Brookfield Renewable Corp.,
                Class A (CAD)                        115,523
      23,618 Clearway Energy, Inc., Class A          763,570
      26,772 EDP Renovaveis S.A. (EUR)               563,808
       2,852 Encavis AG (EUR)                         53,128
       9,500 Northland Power, Inc. (CAD)             276,419
                                              --------------
                                                   2,095,446
                                              --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.2%
      14,453 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.         392,833
                                              --------------
             MULTI-UTILITIES -- 16.3%
      11,468 ATCO Ltd., Class I (CAD)                356,073
      14,742 CenterPoint Energy, Inc.                421,769
       8,623 CMS Energy Corp.                        491,942
       7,355 Dominion Energy, Inc.                   514,629
       6,275 DTE Energy Co.                          703,490
      16,546 Public Service Enterprise Group,
                Inc.                                 927,734
       6,577 Sempra Energy                           992,733
       8,281 WEC Energy Group, Inc.                  756,304
                                              --------------
                                                   5,164,674
                                              --------------

SHARES/
UNITS        DESCRIPTION                               VALUE
------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                -- 14.3%
      11,827 Cheniere Energy, Inc.            $    2,086,401
      29,879 DT Midstream, Inc.                    1,783,776
      19,502 Williams (The) Cos., Inc.               638,301
                                              --------------
                                                   4,508,478
                                              --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 0.6%
         573 Enphase Energy, Inc. (c)                175,911
                                              --------------
             WATER UTILITIES -- 0.4%
         880 American Water Works Co., Inc.          127,899
                                              --------------
             TOTAL COMMON STOCKS
                -- 75.3%                          23,827,058
             (Cost $23,022,740)               --------------

             MASTER LIMITED PARTNERSHIPS
                -- 12.0%
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 4.3%
      17,119 Brookfield Renewable Partners,
                L.P. (CAD)                           496,725
      11,597 NextEra Energy Partners,
                L.P. (d)                             858,990
                                              --------------
                                                   1,355,715
                                              --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 7.7%
      27,869 Cheniere Energy Partners, L.P.        1,675,763
      18,920 DCP Midstream, L.P.                     752,070
                                              --------------
                                                   2,427,833
                                              --------------
             TOTAL MASTER LIMITED
                PARTNERSHIPS -- 12.0%              3,783,548
             (Cost $3,341,491)                --------------

             MONEY MARKET FUNDS -- 12.7%
   4,012,164 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 2.85% (e)                  4,012,164
             (Cost $4,012,164)                --------------

             TOTAL INVESTMENTS -- 100.0%          31,622,770
             (Cost $30,376,395)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    5,098
                                              --------------
             NET ASSETS -- 100.0%             $   31,627,868
                                              ==============

(a)   This security is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

                        See Notes to Financial Statements                Page 13


FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

(c)   Non-income producing security.

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of October 31, 2022.

ADR   - American Depositary Receipt

Currency Abbreviations:
CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                      LEVEL 2       LEVEL 3
                                                      TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                                                     VALUE AT          QUOTED        OBSERVABLE   UNOBSERVABLE
                                                    10/31/2022         PRICES          INPUTS        INPUTS
                                                  ------------------------------------------------------------
Common Stocks*..................................  $   23,827,058  $     23,827,058  $         --  $         --
Master Limited Partnerships*....................       3,783,548         3,783,548            --            --
Money Market Funds..............................       4,012,164         4,012,164            --            --
                                                  ------------------------------------------------------------
Total Investments...............................  $   31,622,770  $     31,622,770  $         --  $         --
                                                  ============================================================


* See Portfolio of Investments for industry breakout.

Page 14                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


                                                                             FIRST TRUST NORTH             FIRST TRUST
                                                                              AMERICAN ENERGY              EIP CARBON
                                                                            INFRASTRUCTURE FUND            IMPACT ETF
                                                                                  (EMLP)                     (ECLN)
                                                                           ---------------------      ---------------------
ASSETS:
Investments, at value..................................................      $   2,562,449,911          $      31,622,770
Cash...................................................................              1,036,176                         --
Foreign currency, at value.............................................                    213                          5
Receivables:
   Dividends...........................................................              7,958,190                     18,942
   Capital Shares sold.................................................              5,340,621                         --
   Investment securities sold..........................................                218,675                      8,135
   Reclaims............................................................                 50,452                      1,345
                                                                             -----------------          -----------------
      Total Assets.....................................................          2,577,054,238                 31,651,197
                                                                             -----------------          -----------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................              4,784,657                         --
   Investment advisory fees............................................              1,964,581                     23,329
                                                                             -----------------          -----------------
      Total Liabilities................................................              6,749,238                     23,329
                                                                             -----------------          -----------------
NET ASSETS.............................................................      $   2,570,305,000          $      31,627,868
                                                                             =================          =================
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   2,434,370,238          $      30,368,327
Par value..............................................................                962,550                     12,500
Accumulated distributable earnings (loss)..............................            134,972,212                  1,247,041
                                                                             -----------------          -----------------
NET ASSETS.............................................................      $   2,570,305,000          $      31,627,868
                                                                             =================          =================
NET ASSET VALUE, per share.............................................      $           26.70          $           25.30
                                                                             =================          =================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             96,255,000                  1,250,002
                                                                             =================          =================
Investments, at cost...................................................      $   2,031,525,622          $      30,376,395
                                                                             =================          =================
Foreign currency, at cost (proceeds)...................................      $             210          $               5
                                                                             =================          =================


                        See Notes to Financial Statements                Page 15


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


                                                                             FIRST TRUST NORTH             FIRST TRUST
                                                                              AMERICAN ENERGY              EIP CARBON
                                                                            INFRASTRUCTURE FUND            IMPACT ETF
                                                                                  (EMLP)                     (ECLN)
                                                                           ---------------------      ---------------------
INVESTMENT INCOME:
Dividends..............................................................      $      51,062,450          $         490,667
Foreign withholding tax................................................             (2,545,863)                   (15,832)
                                                                             -----------------          -----------------
   Total investment income.............................................             48,516,587                    474,835
                                                                             -----------------          -----------------
EXPENSES:
Investment advisory fees...............................................             22,736,414                    201,074
                                                                             -----------------          -----------------
   Total expenses......................................................             22,736,414                    201,074
                                                                             -----------------          -----------------
NET INVESTMENT INCOME (LOSS)...........................................             25,780,173                    273,761
                                                                             -----------------          -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................             78,880,260                    159,236
   In-kind redemptions.................................................             31,984,960                    538,933
   Foreign currency transactions.......................................               (286,636)                    (1,421)
                                                                             -----------------          -----------------
   Net realized gain (loss)............................................            110,578,584                    696,748
                                                                             -----------------          -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................             77,548,931                   (283,049)
   Foreign currency translation........................................                    357                       (458)
                                                                             -----------------          -----------------
Net change in unrealized appreciation (depreciation)...................             77,549,288                   (283,507)
                                                                             -----------------          -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            188,127,872                    413,241
                                                                             -----------------          -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     213,908,045          $         687,002
                                                                             =================          =================


Page 16                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND IV

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     FIRST TRUST                          FIRST TRUST
                                                                NORTH AMERICAN ENERGY                     EIP CARBON
                                                                 INFRASTRUCTURE FUND                      IMPACT ETF
                                                                        (EMLP)                              (ECLN)
                                                           --------------------------------    ---------------------------------
                                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             10/31/2022        10/31/2021        10/31/2022        10/31/2021
                                                           --------------    --------------    --------------    ---------------
OPERATIONS:
Net investment income (loss)...........................    $   25,780,173    $   13,687,851    $      273,761    $       132,419
Net realized gain (loss)...............................       110,578,584        10,915,859           696,748           (141,467)
Net change in unrealized appreciation (depreciation)...        77,549,288       488,248,200          (283,507)         1,380,219
                                                           --------------    --------------    --------------    ---------------
Net increase (decrease) in net assets resulting
   from operations.....................................       213,908,045       512,851,910           687,002          1,371,171
                                                           --------------    --------------    --------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................       (33,630,677)      (71,059,859)         (331,016)          (173,970)
Return of capital......................................       (41,859,413)               --                --                 --
                                                           --------------    --------------    --------------    ---------------
Total distributions to shareholders....................       (75,490,090)      (71,059,859)         (331,016)          (173,970)
                                                           --------------    --------------    --------------    ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................       398,965,547       122,958,569        13,026,378         17,345,173
Cost of shares redeemed................................       (96,213,496)     (123,512,268)       (2,436,473)                --
                                                           --------------    --------------    --------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................       302,752,051          (553,699)       10,589,905         17,345,173
                                                           --------------    --------------    --------------    ---------------
Total increase (decrease) in net assets................       441,170,006       441,238,352        10,945,891         18,542,374

NET ASSETS:
Beginning of period....................................     2,129,134,994     1,687,896,642        20,681,977          2,139,603
                                                           --------------    --------------    --------------    ---------------
End of period..........................................    $2,570,305,000    $2,129,134,994    $   31,627,868    $    20,681,977
                                                           ==============    ==============    ==============    ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................        85,105,000        85,755,000           850,002            100,002
Shares sold............................................        14,900,000         5,200,000           500,000            750,000
Shares redeemed........................................        (3,750,000)       (5,850,000)         (100,000)                --
                                                           --------------    --------------    --------------    ---------------
Shares outstanding, end of period......................        96,255,000        85,105,000         1,250,002            850,002
                                                           ==============    ==============    ==============    ===============


                        See Notes to Financial Statements                Page 17


FIRST TRUST EXCHANGE-TRADED FUND IV

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

                                                                       YEAR ENDED OCTOBER 31,
                                              ------------------------------------------------------------------------
                                                  2022           2021           2020           2019           2018
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period           $    25.02     $    19.68     $    24.83     $    22.64     $    24.55
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.37           0.19           0.20           0.36           0.35
Net realized and unrealized gain (loss)              2.14           6.01          (4.33)          2.81          (1.33)
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations                     2.51           6.20          (4.13)          3.17          (0.98)
                                               ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.37)         (0.86)         (0.70)         (0.29)         (0.45)
Return of capital                                   (0.46)            --          (0.32)         (0.69)         (0.48)
                                               ----------     ----------     ----------     ----------     ----------
Total distributions                                 (0.83)         (0.86)         (1.02)         (0.98)         (0.93)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                 $    26.70     $    25.02     $    19.68     $    24.83     $    22.64
                                               ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                    10.19%         31.97%        (16.69)%        14.22%         (4.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $2,570,305     $2,129,135     $1,687,897     $2,565,360     $2,117,805
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to
   average net assets                                1.08%          0.71%          1.13%          1.52%          1.40%
Portfolio turnover rate (b)                            32%            52%            46%            33%            35%



FIRST TRUST EIP CARBON IMPACT ETF (ECLN)

                                                        YEAR ENDED OCTOBER 31,
                                              ------------------------------------------    PERIOD ENDED
                                                  2022           2021           2020       10/31/2019 (c)
                                              ------------   ------------   ------------   --------------
Net asset value, beginning of period           $    24.33     $    21.40     $    20.70      $    20.09
                                               ----------     ----------     ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.31           0.31           0.30            0.05
Net realized and unrealized gain (loss)              1.05           2.98           0.85            0.56
                                               ----------     ----------     ----------      ----------
Total from investment operations                     1.36           3.29           1.15            0.61
                                               ----------     ----------     ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.29)         (0.36)         (0.33)             --
Net realized gain                                   (0.10)            --             --              --
Return of capital                                      --             --          (0.12)             --
                                               ----------     ----------     ----------      ----------
Total distributions                                 (0.39)         (0.36)         (0.45)             --
                                               ----------     ----------     ----------      ----------
Net asset value, end of period                 $    25.30     $    24.33     $    21.40      $    20.70
                                               ==========     ==========     ==========      ==========
TOTAL RETURN (a)                                     5.62%         15.49%          5.69%           3.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   31,628     $   20,682     $    2,140      $    2,070
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95%          0.95%          0.95%           0.95% (d)
Ratio of net investment income (loss) to
   average net assets                                1.29%          1.24%          1.45%           1.18% (d)
Portfolio turnover rate (b)                            22%            56%            23%              3%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Inception date is August 19, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(d)   Annualized.

Page 18                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the two funds (each a "Fund" and collectively, the "Funds") listed below. The shares of each Fund are listed and traded on the NYSE Arca, Inc.
("NYSE Arca").

      First Trust North American Energy Infrastructure Fund - (ticker "EMLP")
      First Trust EIP Carbon Impact ETF - (ticker "ECLN")

Each Fund represents a separate series of shares of beneficial interest in the
Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

Each Fund is an actively managed exchange-traded fund. EMLP's investment objective is to seek total return. EMLP will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies deemed by Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") to be engaged in the energy infrastructure sector, which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, pipeline companies, utilities, and other companies that derive the majority of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries
(collectively, "Energy Infrastructure Companies"). In addition, under normal market conditions, the Fund will invest at least 80% of its net assets
(including investment borrowings) in equity securities of companies headquartered or incorporated in the United States and Canada. ECLN's investment objective is to seek to achieve a competitive risk-adjusted total return balanced between dividends and capital appreciation. ECLN will invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in equity securities of companies identified by EIP as having or seeking to have a positive carbon impact, defined as companies that reduce, have a publicly available plan to reduce, or enable the reduction of carbon and other greenhouse gas emissions from the production, transportation, conversion, storage and use of energy. ECLN's investments will be concentrated in the industries constituting the energy infrastructure sector, which principally include utilities, natural gas pipeline companies, manufacturers, contracted developers and/or owners of renewable energy, and other companies that derive the majority of their earnings from manufacturing, operating or providing services in support of infrastructure assets and/or infrastructure activities such as renewable energy equipment, energy storage, carbon capture and sequestration, fugitive methane abatement and energy transmission and distribution equipment.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments.
Each Fund's investments are valued as follows:

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

      2)    the type of security;

      3)    the size of the holding;

      4)    the initial cost of the security;

      5)    transactions in comparable securities;

      6)    price quotes from dealers and/or third-party pricing services;

      7)    relationships among various securities;

      8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      9)    an analysis of the issuer's financial statements;

     10)    the existence of merger proposals or tender offers that might affect the value of the security; and

     11)    other relevant factors.

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur;

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and

      9)    other relevant factors.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of October 31, 2022, is included with each Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in Real Estate Investment
Trusts ("REITs") may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and is included in "Net

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

realized gain (loss) on foreign currency transactions" on the Statements of
Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually. A fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022 was as follows:


                                                                    Distributions      Distributions       Distributions
                                                                      paid from          paid from           paid from
                                                                   Ordinary Income     Capital Gains     Return of Capital
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $    33,630,677     $          --     $      41,859,413
First Trust EIP Carbon Impact ETF                                          331,016                --                    --


The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021 was as follows:


                                                                    Distributions      Distributions       Distributions
                                                                      paid from          paid from           paid from
                                                                   Ordinary Income     Capital Gains     Return of Capital
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $    71,059,859     $          --     $              --
First Trust EIP Carbon Impact ETF                                          173,970                --                    --


As of October 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                        Accumulated
                                                                    Undistributed       Capital and       Net Unrealized
                                                                      Ordinary             Other           Appreciation
                                                                       Income           Gain (Loss)       (Depreciation)
                                                                   ---------------     -------------     -----------------
First Trust North American Energy Infrastructure Fund              $            --     $(358,055,801)    $     493,028,013
First Trust EIP Carbon Impact ETF                                           23,595            39,587             1,183,859


E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, EMLP and ECLN had non-expiring capital loss carryforwards available for federal income tax purposes of $358,055,801 and $0, respectively.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021 and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

During the taxable year ended October 31, 2022, the Funds utilized non-expiring capital loss carryforwards in the following amounts:

                                                                  Capital Loss
                                                                  Carryforward
                                                                    Utilized
                                                                 ---------------
First Trust North American Energy Infrastructure Fund            $    84,449,607
First Trust EIP Carbon Impact ETF                                          4,660

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for each Fund were as follows:


                                                                                        Accumulated
                                                                     Accumulated        Net Realized
                                                                   Net Investment       Gain (Loss)           Paid-in
                                                                    Income (Loss)      on Investments         Capital
                                                                   ---------------     --------------     ---------------
First Trust North American Energy Infrastructure Fund              $    50,949,333     $  (34,905,841)    $   (16,043,492)
First Trust EIP Carbon Impact ETF                                           36,834           (490,643)            453,809


As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                                        Gross              Gross          Net Unrealized
                                                                     Unrealized          Unrealized        Appreciation
                                                  Tax Cost          Appreciation       (Depreciation)     (Depreciation)
                                               ---------------     ---------------     --------------     ---------------
First Trust North American Energy
   Infrastructure Fund                         $ 2,069,422,137     $   563,316,970     $  (70,289,196)    $   493,027,774
First Trust EIP Carbon Impact ETF                   30,438,880           2,709,175         (1,525,285)          1,183,890


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

The Trust, on behalf of the Funds, and First Trust have retained EIP, an affiliate of First Trust, to serve as the Funds' investment sub-advisor. In this capacity, EIP is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio. Pursuant to the Investment
Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of each Fund's assets and will pay EIP for its services as the Funds' sub-advisor. First Trust will also

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee for
EMLP from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the Fund's average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. EIP receives a sub-advisory fee for ECLN from
First Trust equal to an annual rate of 0.475% of the Fund's average daily net assets less one-half of the Fund's expenses, for which EIP is responsible.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and
EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                                          Purchases             Sales
                                                                                       ---------------     ---------------
First Trust North American Energy Infrastructure Fund                                  $   738,341,223     $   758,866,492
First Trust EIP Carbon Impact ETF                                                            4,328,506           6,249,238


For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                                          Purchases             Sales
                                                                                       ---------------     ---------------
First Trust North American Energy Infrastructure Fund                                  $   355,293,733     $    85,738,015
First Trust EIP Carbon Impact ETF                                                           11,244,925           2,285,344


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold a Fund's shares or sell them in the secondary


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                OCTOBER 31, 2022

market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Funds.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee each Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels. During any period in which the Advisor's management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor's management fee) paid to EIP will be reduced to reflect the reduction in the Advisor's management fee.

                                                                         Page 25


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust North American Energy Infrastructure Fund and First Trust EIP Carbon
Impact ETF (the "Funds"), each a series of the First Trust Exchange-Traded Fund
IV, including the portfolios of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the
United States of America.


----------------------------------------------------------------------------------------------------------------------------------
    INDIVIDUAL FUNDS INCLUDED                                                   FINANCIAL
          IN THE TRUST                                                          HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
First Trust North American Energy       For the years ended October 31, 2022, 2021, 2020, 2019 and 2018
Infrastructure Fund
----------------------------------------------------------------------------------------------------------------------------------
First Trust EIP Carbon Impact ETF       For the years ended October 31, 2022, 2021, 2020 and for the period from August 19, 2019
                                        (commencement of operations) through October 31, 2019.
----------------------------------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                  Dividends Received Deduction
                                                                  ----------------------------
First Trust North American Energy Infrastructure Fund                       100.00%
First Trust EIP Carbon Impact ETF                                           100.00%


For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                   Qualified Dividend Income
                                                                  ----------------------------
First Trust North American Energy Infrastructure Fund                       100.00%
First Trust EIP Carbon Impact ETF                                           100.00%


A portion of each of the Funds' 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended October 31,
2022, may be eligible for the Qualified Business Income Deduction (QBI) under
Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreements (as applicable to a specific Fund, the
"Advisory Agreement" and collectively, the "Advisory Agreements") with First
Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreements
(as applicable to a specific Fund, the "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements" and together with the Advisory
Agreements, the "Agreements") among the Trust, the Advisor and Energy Income
Partners, LLC (the "Sub-Advisor") on behalf of the following two series of the
Trust (each a "Fund" and collectively, the "Funds"):

        First Trust North American Energy Infrastructure Fund (EMLP)
        First Trust EIP Carbon Impact ETF (ECLN)

The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13,
2022. The Board determined for each Fund that the continuation of the applicable
Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital
Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the
Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the
Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund's unitary fee.

In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the
Sub-Advisor under the applicable Agreements. With respect to the Advisory
Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of each Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and each Fund's compliance with the 1940 Act, as well as each
Fund's compliance with its investment objective, policies and restrictions. The
Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the
Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor's day-to-day management of the
Funds' investments. In considering the Sub-Advisor's management of the Funds, the Board noted the background and experience of the Sub-Advisor's portfolio management team, including the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the
Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund's unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of sub-advisory,

                                                                         Page 31


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable
Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for EMLP was below the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for ECLN was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively managed ETFs, including that the EMLP's Expense Group contained both actively managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for EMLP, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The
Board received and reviewed information comparing EMLP's performance for periods ended December 31, 2021 to the performance of the funds in its Performance
Universe and to that of a blended benchmark index and information comparing
ECLN's performance for the one-year period ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that EMLP underperformed its Performance Universe median for the one-year period ended
December 31, 2021 and outperformed its Performance Universe median for the three- and five-year periods ended December 31, 2021. The Board also noted that
EMLP underperformed its blended benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board noted that ECLN outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated)
continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each
Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the
Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the
Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered that the Sub-Advisor anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of the Sub-Advisor with respect to each Fund.
The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

with the Funds, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The
Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (as applicable to a specific Fund, the "Advisory Agreement Amendment" and collectively, the "Advisory Agreement Amendments") of the Investment Management
Agreements (as applicable to a specific Fund, the "Advisory Agreement" and collectively, the "Advisory Agreements") with First Trust Advisors L.P. (the
"Advisor") and the amendment (as applicable to a specific Fund, the
"Sub-Advisory Agreement Amendment" and collectively, the "Sub-Advisory Agreement
Amendments" and together with the Advisory Agreement Amendments, the
"Amendments") of the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the "Sub-Advisory Agreement" and collectively, the "Sub-Advisory
Agreements" and together with the Advisory Agreements, the "Agreements") among the Trust, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor") on
behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust North American Energy Infrastructure Fund (EMLP)
        First Trust EIP Carbon Impact ETF (ECLN)

The Board approved the applicable Amendments for each Fund at a meeting held on
October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed
Amendments at meetings held on April 18, 2022, June 12-13, 2022 and September
18-19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent
Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Advisory Agreement Amendment for each Fund, the Board considered that the purpose of the Advisory Agreement Amendments is to modify the unitary fee rate for each Fund under the applicable Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds. In reviewing the Sub-Advisory Agreement Amendment for each Fund, the
Board considered that the purpose of the Sub-Advisory Agreement Amendments is to modify the sub-advisory fee rate for each Fund under the applicable Sub-Advisory
Agreement to reflect the modification of the unitary fee rate schedule under the applicable Advisory Agreement Amendment. The Board noted the Advisor's representations that the quality and quantity of the services provided to each
Fund by the Advisor under the applicable Advisory Agreement and by the
Sub-Advisor under the applicable Sub-Advisory Agreement will not be reduced or modified as a result of the applicable Advisory Agreement Amendment and the applicable Sub-Advisory Agreement Amendment, and that the obligations of the
Advisor under each Advisory Agreement and the obligations of the Sub-Advisor under each Sub-Advisory Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the applicable Agreements were fair and reasonable and that the continuation of the applicable Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.

                                                                         Page 33

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchanged-Traded Fund IV funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $1,049,263.
This figure is comprised of $40,376 paid (or to be paid) in fixed compensation and $1,008,887 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include
$538,832 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $510,431 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 35


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since January 2016  Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since January 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND IV
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 37

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


{BLANK BACK COVER}


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Year Ended
October 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Senior Loan Fund (the "Fund"), which contains detailed information about the
Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the Morningstar(R) LSTA(R) US Leveraged Loan 100 Index (the
"LL 100") and the Markit iBoxx USD Liquid Leveraged Loan Index (the "MI 100") by
investing at least 80% of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans"). The LL 100 is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The LL 100 consists of 100 loan facilities drawn from a larger benchmark, the Morningstar(R) LSTA(R) US
Leveraged Loan Index. The MI 100 selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the LL 100 or MI 100, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50%
to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the LL 100 and/or MI 100 at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), the Secured
Overnight Financing Rate ("SOFR"), a similar reference rate, or the prime rate offered by one or more major U.S. banks.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch,
Inc., or S&P Global Ratings, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in
Senior Loans made to businesses operating outside of North America. The Senior
Loans included in the Fund's portfolio often maintain a duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities, which may include convertible bonds), (2) warrants, U.S. and non
U.S. equity and equity-like positions and interests and other securities issued by or with respect to a borrower or its affiliates, and/or (3) securities of other investment companies.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                              1 Year Ended   5 Years Ended   Inception (5/1/13)   5 Years Ended   Inception (5/1/13)
                                                10/31/22       10/31/22         to 10/31/22         10/31/22         to 10/31/22
FUND PERFORMANCE
NAV                                              -2.38%          2.45%             2.70%             12.89%             28.85%
Market Price                                     -2.64%          2.39%             2.69%             12.55%             28.67%

INDEX PERFORMANCE
Morningstar(R) LSTA(R) US Leveraged Loan
   Index(1)                                      -1.76%          3.07%             3.39%             16.31%             37.23%
Markit iBoxx USD Liquid Leveraged Loan
   Index                                         -3.34%          1.67%             2.05%              8.66%             21.28%
Morningstar(R) LSTA(R) US Leveraged Loan
   100 Index(2)                                  -2.34%          2.72%             2.88%             14.39%             31.01%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

(1)   Formerly, S&P/LSTA Leveraged Loan Index.

(2)   Formerly, S&P/LSTA U.S. Leveraged Loan 100 Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
INDUSTRY CLASSIFICATION                 SECURITIES(1)
-------------------------------------------------------
Software                                    24.9%
Insurance                                   11.7
Health Care Technology                       9.8
Media                                        8.6
Hotels, Restaurants & Leisure                8.0
Health Care Providers & Services             8.0
Containers & Packaging                       4.0
Electric Utilities                           2.6
Professional Services                        2.5
Diversified Telecommunication Services       1.9
Health Care Equipment & Supplies             1.8
Commercial Services & Supplies               1.7
Pharmaceuticals                              1.7
Capital Markets                              1.7
Specialty Retail                             1.4
Wireless Telecommunication Services          1.3
Trading Companies & Distributors             1.2
Electronic Equipment, Instruments &
   Components                                1.2
IT Services                                  1.1
Diversified Consumer Services                1.0
Diversified Financial Services               1.0
Machinery                                    0.5
Road & Rail                                  0.4
Food Products                                0.4
Aerospace & Defense                          0.4
Auto Components                              0.3
Beverages                                    0.3
Household Durables                           0.2
Entertainment                                0.2
Communications Equipment                     0.1
Building Products                            0.1
Life Sciences Tools & Services               0.0*
                                          --------
     Total                                 100.0%
                                          ========

* Amount is less than 0.1%.

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
ASSET CLASSIFICATION                    SECURITIES(1)
-------------------------------------------------------
Senior Floating-Rate Loan Interests         89.0%
Corporate Bonds and Notes                   10.0
Foreign Corporate Bonds and Notes            0.9
Common Stocks                                0.1
Warrants                                     0.0*
Rights                                       0.0*
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)       DEBT SECURITIES(1)
-------------------------------------------------------
BBB-                                         2.6%
BB+                                          4.5
BB                                           2.2
BB-                                          9.1
B+                                          17.4
B                                           41.5
B-                                          17.6
CCC+                                         2.8
CCC                                          0.9
NR                                           1.4
                                          --------
     Total                                 100.0%
                                          ========

-------------------------------------------------------
                                      % OF SENIOR LOANS
                                          AND OTHER
TOP 10 ISSUERS                          SECURITIES(1)
-------------------------------------------------------
HUB International Ltd.                       3.6%
Internet Brands, Inc. (WebMD/MH Sub I
   LLC)                                      3.3
IRB Holding Corp. (Arby's/Inspire Brands)    3.2
Verscend Technologies, Inc. (Cotiviti)       3.0
Hyland Software, Inc.                        2.8
AssuredPartners, Inc.                        2.7
PG&E Corp.                                   2.6
Alliant Holdings I LLC                       2.6
Charter Communications Operating LLC         2.5
USI, Inc. (fka Compass Investors, Inc.)      2.3
                                          --------
     Total                                  28.6%
                                          ========

(1)   Percentages are based on long-term positions. Money market funds are excluded.

(2)   The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are privately rated.
      Ratings are measured on a scale that generally ranges from AAA (highest)
      to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         MAY 1, 2013 - OCTOBER 31, 2022

                                      Morningstar(R)        Markit iBoxx USD        Morningstar(R)
            First Trust Senior     LSTA(R) US Leveraged     Liquid Leveraged     LSTA(R) US Leveraged
                Loan Fund               Loan Index             Loan Index           Loan 100 Index
5/1/13           $10,000                 $10,000                $10,000                $10,000
10/31/13          10,092                  10,122                 10,103                 10,150
4/30/14           10,275                  10,338                 10,323                 10,382
10/31/14          10,385                  10,434                 10,389                 10,492
4/30/15           10,637                  10,589                 10,594                 10,730
10/31/15          10,567                  10,268                 10,280                 10,540
4/30/16           10,763                  10,527                 10,484                 10,707
10/31/16          11,034                  10,968                 10,826                 11,230
4/30/17           11,247                  11,260                 11,026                 11,568
10/31/17          11,414                  11,452                 11,161                 11,799
4/30/18           11,592                  11,706                 11,404                 12,080
10/31/18          11,760                  11,929                 11,602                 12,334
4/30/19           12,044                  12,262                 11,877                 12,592
10/31/19          12,156                  12,339                 11,905                 12,663
4/30/20           11,619                  11,765                 11,122                 11,759
10/31/20          12,266                  12,527                 11,798                 12,880
4/30/21           12,978                  13,193                 12,387                 13,653
10/31/21          13,198                  13,412                 12,547                 13,969
4/30/22           13,175                  13,419                 12,441                 14,053
10/31/22          12,885                  13,101                 12,128                 13,723


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is
comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2022, the First
Trust Leveraged Finance Team managed or supervised approximately $5.8 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - MANAGING DIRECTOR OF FIXED INCOME AND SENIOR
   PORTFOLIO MANAGER
JEFFREY SCOTT, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013 while Mr. Scott has served as a part of the portfolio management team of the Fund since 2020.

                                   COMMENTARY

The First Trust Senior Loan Fund (the "Fund") is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to provide high current income, with a secondary objective of preservation of capital.

MARKET RECAP

In the last 12-month ("LTM") period ended October 31, 2022, inflation remained stubbornly elevated with the October Consumer Price Index printing 7.7% on a year-over-year basis; meanwhile, the Federal Reserve ("Fed") continues to reiterate its commitment to a 2.0% inflation target. The Fed increased the
Federal Funds target rate by 300 basis points ("bps") in the LTM period, moving the upper bound from 0.25% to 3.25% over the course of five meetings. In each of the last three meetings, the Fed increased the Federal Funds target rate by a full 75 bps. Due to the persistence of the inflation data and how far it is from the Fed's target inflation rate, we do not believe the Fed can "pivot" to a more accommodative posture until either (1) inflation has tamed, or (2) a recession is near or already underway, absent any major financial market calamity. The
10-Year U.S. Treasury yield finished the period at 4.05%, after trading from lows of 1.34% to highs of 4.24% over the LTM period. While U.S. Equities reached all-time highs in January 2022, investor concerns over geopolitical risks, elevated inflation, and rapidly increasing interest rates soon dampened market euphoria and tipped U.S. Equities into a bear market. The S&P 500(R) Index returned -14.61% during the LTM period ended October 31, 2022.

Senior Loan Market

Senior loan spreads over the 3-month London Interbank Offered Rate ("LIBOR")
increased by 238 bps to L+654 bps during the LTM period ended October 31, 2022.
The current spread is 139 bps above the long-term average spread of L+515 bps
(December 1997 - October 2022). After experiencing six consecutive monthly inflows, retail senior loan funds realized their sixth consecutive monthly outflow in October 2022, bringing net inflows to $2.8 billion over the LTM period. The market's expectation for imminent rate hikes drove strong demand for the senior loan asset class in the first half of the period; however, as market volatility increased, demand slowed.

In the LTM period, BB rated senior loans (+1.36%) outperformed both B rated
(-2.42%) and CCC rated senior loans (-10.66%). The average senior loan price decreased from $98.55 at the beginning of the period to $92.19 at the end of the period.

Default Rates

Default rates, as measured by the Morningstar(R) LSTA(R) US Leveraged Loan
Index, increased modestly over the LTM period ended October 31, 2022. The LTM default rate of the senior loan market rose from 0.20% at the beginning of the period to 0.83% at the end of the period, remaining well below the long-term average of 2.76%.

FUND PERFORMANCE

The Fund returned -2.38% on a net asset value ("NAV") basis and -2.64% on a market price basis over the LTM period ended October 31, 2022. The
Morningstar(R) LSTA(R) US Leveraged Loan Index ("the Benchmark") returned -1.76%
over the same period.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

The Fund held 210 individual positions diversified across 32 industries at the end of the reporting period; by comparison, the Fund held 233 individual positions across 35 industries at the beginning of the period. Software
(24.83%), Insurance (11.60%), and Healthcare Technology (9.95%) comprised the
Fund's top three industry exposures at the end of the period. The Fund increased its allocation to high-yield bonds by 515 bps from 5.74% to 10.89% throughout the period. The Fund's duration modestly increased from 0.39 years at the beginning of the period to 0.61 years at the end of the period.

The Fund benefited from its higher quality positioning relative to the Benchmark as the investment team increased exposure to BBB rated and BB rated credit to reduce overall portfolio volatility and enhance liquidity. As of October 31,
2022, the Fund maintained allocations to BBB rated, BB rated, B rated, and CCC and below rated assets (including Not Rated) of 2.59%, 15.80%, 76.52%, and
5.09%, respectively. Strong security selection within Software and Healthcare
Technology, in addition to defensive overweight positions in the Insurance industry, benefited performance.

The Fund's allocation to high-yield bonds proved to be a headwind to performance during the period as high-yield bonds underperformed senior loans in the LTM period. As high-yield bond prices have fallen over the course of the period, the
Fund has increased its exposure to higher quality, relatively short dated, high-yield bonds to bolster the Fund's liquidity and credit quality. While this has resulted in a modest headwind, we believe this position will serve the Fund well over time. Further, the Fund's overweight to the Health Care Providers &
Services industry detracted from performance. Healthcare providers across the industry continue to recover from the lingering negative impacts of the COVID-19 pandemic. The Fund's lack of holdings in the Oil, Gas & Consumable Fuels industry also detracted from performance. The industry outperformed the overall
Benchmark throughout the LTM period as crude oil prices remained elevated.

The Fund's most recent monthly distribution of $0.228 per share exceeds the distribution paid in October 2021 by $0.103 per share. The effective yield based on the Fund's distributions over the trailing twelve months was 4.24%, based on
NAV, at the end of the period.

The Fund experienced one default in a senior secured debt position in the LTM period. By comparison, the Benchmark experienced 9 defaults in the LTM period.
Since inception, the Fund has experienced 10 defaults, compared to 152 within the Benchmark over the same period. The Fund's LTM default rate of 0.82% was in line with the Benchmark's LTM default rate of 0.83% at the end of the period.

MARKET AND FUND OUTLOOK

Our market framework centers on our view that the Fed will stay the course, ultimately holding interest rates at such a restrictive level that it tilts the economy into recession, most likely in the second half of 2023, in our opinion.
We therefore expect market volatility to continue as investors attempt to gauge the ultimate Federal Funds target rate, as well as the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Further, we believe improved valuations have created attractive opportunities in the corporate credit landscape. As we assess such market opportunities, we continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.


FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE       DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2022     OCTOBER 31, 2022     PERIOD (a)      PERIOD (a) (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                               $1,000.00         $  978.00            0.85%            $4.24
Hypothetical (5% return before expenses)             $1,000.00         $1,020.92            0.85%            $4.33


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 84.2%

                  AEROSPACE & DEFENSE -- 0.3%
$      9,430,956  Transdigm, Inc., Tranche G Refinancing Term Loan, 3 Mo.
                     LIBOR + 2.25%, 0.00% Floor...................................       5.92%       08/22/24    $     9,268,084
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 17.6%
       1,999,465  AppLovin Corp., Amendment No. 6 New Term Loan, 3 Mo.
                     LIBOR + 3.00%, 0.50% Floor...................................       6.67%       10/25/28          1,925,485
         832,752  CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.25%, 0.50% Floor...........................................       6.00%       09/21/28            813,324
      15,278,188  ConnectWise LLC, Term Loan B, 3 Mo. LIBOR + 3.50%, 0.50%
                     Floor........................................................       7.17%       09/30/28         14,393,275
      42,395,910  Epicor Software Corp., Term Loan C (First Lien), 1 Mo. LIBOR
                     + 3.25%, 0.75% Floor.........................................       7.00%       07/30/27         40,318,511
       1,035,128  Flexera Software LLC, 2020 Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.75% Floor...........................................       7.51%       01/26/28            994,375
      30,962,050  Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.75% Floor...................................       7.67%       10/01/27         29,362,241
      14,351,447  Go Daddy Operating Co. LLC, Term Loan B2, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................       5.50%       02/15/24         14,243,811
      63,152,882  Greeneden U.S. Holdings II LLC (Genesys Telecommunications
                     Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR +
                     4.00%, 0.75% Floor...........................................       7.75%       12/01/27         61,455,964
      18,023,272  Hyland Software, Inc., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 6.25%, 0.75% Floor.........................................      10.00%       07/10/25         17,246,108
      61,547,877  Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.75% Floor..................................................       7.25%       07/01/24         59,958,095
       2,017,964  Imprivata, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.50%
                     Floor........................................................       7.50%       11/30/27          1,969,411
       2,872,628  Informatica Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00%
                     Floor........................................................       6.56%       10/29/28          2,792,424
      23,747,670  Internet Brands, Inc. (WebMD/MH Sub I LLC), 2020 June New
                     Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor..................       7.50%       09/15/24         22,832,435
      60,521,461  Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term
                     Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor.......................       7.50%       09/13/24         58,176,255
      11,578,646  Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan
                     (Second Lien), 1 Mo. SOFR + 6.25%, 0.00% Floor...............       9.98%       02/23/29         10,579,988
       5,866,829  ION Trading Technologies Ltd., Term Loan B, 3 Mo. LIBOR +
                     4.75%, 0.00% Floor...........................................       8.42%       04/01/28          5,442,716
      30,837,876  LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 1 Mo. LIBOR
                     + 4.75%, 0.00% Floor.........................................       8.32%       08/31/27         19,376,363
      24,921,983  McAfee Corp. (Condor Merger Sub, Inc.), Term Loan B, 1 Mo.
                     SOFR + 3.75%, 0.50% Floor....................................       6.87%       02/28/29         22,757,010
         247,071  Micro Focus International (MA Financeco LLC), Seattle Spinco
                     Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor................       6.50%       06/21/24            243,830
         847,903  Open Text Corp. (GSX), Term Loan B, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................       5.50%       05/30/25            833,862
      14,335,603  RealPage, Inc., Term Loan (Second Lien), 1 Mo. LIBOR +
                     6.50%, 0.75% Floor...........................................      10.25%       04/22/29         13,762,179
      52,659,570  RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50%
                     Floor........................................................       6.75%       04/24/28         49,401,523
      58,905,824  SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................       6.50%       02/05/24         58,263,162
       6,319,557  Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.50% Floor...................................       7.67%       06/04/28          5,759,581


Page 8                  See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  APPLICATION SOFTWARE (CONTINUED)
$        373,580  Tenable, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.50%
                     Floor........................................................       7.16%       07/07/28    $       359,881
         681,730  Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo.
                     LIBOR + 3.25%, 0.50% Floor...................................       7.00%       05/03/26            656,826
       3,953,315  Veeam Software Holdings Ltd. (VS Buyer LLC), Term Loan B,
                     1 Mo. LIBOR + 3.00%, 0.00% Floor.............................       6.75%       02/28/27          3,837,997
                                                                                                                 ---------------
                                                                                                                     517,756,632
                                                                                                                 ---------------
                  ASSET MANAGEMENT & CUSTODY BANKS -- 1.6%
      15,451,614  Edelman Financial Engines Center LLC, Term Loan (Second
                     Lien), 1 Mo. LIBOR + 6.75%, 0.00% Floor......................      10.50%       07/20/26         13,925,768
      35,701,619  Edelman Financial Engines Center LLC, Term Loan B, 1 Mo.
                     LIBOR + 3.50%, 0.75% Floor...................................       7.25%       04/07/28         33,233,923
                                                                                                                 ---------------
                                                                                                                      47,159,691
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.3%
       9,186,973  Clarios Global L.P. (Power Solutions), Term Loan B, 1 Mo.
                     LIBOR + 3.25%, 0.00% Floor...................................       7.00%       04/30/26          8,915,682
                                                                                                                 ---------------
                  BROADCASTING -- 2.4%
       1,052,397  E.W. Scripps Co., Tranche B-3 Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.75% Floor...........................................       6.50%       01/07/28          1,034,422
       7,120,978  Gray Television, Inc., Term Loan B2, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................  5.62% - 5.63%    02/07/24          7,112,076
       7,369,088  Gray Television, Inc., Term Loan C, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................       5.63%       01/02/26          7,235,045
      24,939,453  iHeartCommunications, Inc., Second Amendment Incremental
                     Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor................       7.00%       05/01/26         23,513,166
       6,502,712  iHeartCommunications, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................       6.75%       05/01/26          6,128,806
      10,253,627  Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo.
                     LIBOR + 2.50%, 0.00% Floor...................................       6.25%       09/19/26         10,135,403
      15,399,985  Univision Communications, Inc., 2021 Replacement New Term
                     Loan (First Lien), 1 Mo. LIBOR + 3.25%, 0.75% Floor..........       7.00%       03/15/26         14,899,486
                                                                                                                 ---------------
                                                                                                                      70,058,404
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.1%
       2,127,437  Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. SOFR +
                     3.50%, 0.50% Floor...........................................       6.34%       02/28/29          1,760,007
         371,797  Quikrete Holdings, Inc., Term Loan B-1, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................       6.75%       03/18/29            361,903
                                                                                                                 ---------------
                                                                                                                       2,121,910
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 1.2%
      16,039,986  Cablevision (aka CSC Holdings LLC), March 2017 Term Loan
                     B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor........................       5.66%       07/17/25         15,488,692
      15,443,713  Charter Communications Operating LLC, Term Loan B1, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................       5.51%       04/30/25         15,236,922
       5,626,843  Radiate Holdco LLC (Astound), Inc., Amendment No. 6 Term
                     Loan, 1 Mo. LIBOR + 3.25%, 0.75% Floor.......................       7.00%       09/25/26          5,140,121
                                                                                                                 ---------------
                                                                                                                      35,865,735
                                                                                                                 ---------------
                  CASINOS & GAMING -- 2.0%
      29,955,665  Caesars Resort Collection LLC, Term Loan B, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................       6.50%       12/22/24         29,594,700


                        See Notes to Financial Statements                 Page 9


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  CASINOS & GAMING (CONTINUED)
$     28,870,745  Golden Nugget, Inc. (Fertitta Entertainment LLC), Initial Term
                     Loan B, 1 Mo. SOFR + 4.00%, 0.50% Floor......................       7.73%       01/27/29    $    27,023,017
         498,750  Light & Wonder (FKA Scientific Games International, Inc.),
                     Term Loan B, 1 Mo. SOFR + 3.00%, 0.50% Floor.................       6.40%       04/07/29            491,164
       1,699,679  Scientific Games Holdings L.P. (Scientific Games Lottery),
                     Initial Dollar Term Loan, 3 Mo. SOFR + 3.50%, 0.50% Floor....       7.10%       04/04/29          1,598,344
                                                                                                                 ---------------
                                                                                                                      58,707,225
                                                                                                                 ---------------
                  COMMUNICATIONS EQUIPMENT -- 0.1%
       2,597,685  Commscope, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................       7.00%       04/06/26          2,471,048
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.2%
       8,154,428  Paysafe Holdings (US) Corp., Facility B1 Loan, 1 Mo. LIBOR +
                     2.75%, 0.50% Floor...........................................       6.50%       06/24/28          7,349,178
                                                                                                                 ---------------
                  EDUCATION SERVICES -- 0.4%
      11,887,492  Ascensus Holdings, Inc. (Mercury), Term Loan (First Lien),
                     3 Mo. LIBOR + 3.50%, 0.50% Floor.............................       7.19%       08/02/28         11,114,805
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 2.5%
      74,556,427  PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50%
                     Floor........................................................       6.81%       06/23/25         73,233,050
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
      11,846,091  Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. LIBOR
                     + 3.50%, 0.50% Floor.........................................       7.25%       11/03/28         10,733,387
      24,368,948  Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%,
                     0.00% Floor..................................................       7.00%       08/20/25         21,621,349
                                                                                                                 ---------------
                                                                                                                      32,354,736
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.8%
      10,801,557  GFL Environmental Inc., Term Loan B, 3 Mo. LIBOR + 3.00%,
                     0.50% Floor..................................................       7.41%       05/31/25         10,732,319
      14,021,097  Packers Holdings LLC (PSSI), Term Loan B, 1 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................       6.56%       03/15/28         12,815,283
                                                                                                                 ---------------
                                                                                                                      23,547,602
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.0%
         913,325  Embecta Corp., Initial Term Loan, 3 Mo. SOFR + 3.00%, 0.50%
                     Floor........................................................       6.55%       03/31/29            888,784
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.7%
      16,722,045  Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term
                     Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor.....................       7.25%       08/24/28         15,865,040
       4,995,742  Select Medical Corp., Term Loan B, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................       6.26%       03/06/25          4,850,566
                                                                                                                 ---------------
                                                                                                                      20,715,606
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 4.5%
      33,153,530  ADMI Corp. (Aspen Dental), 2020 Incremental Term Loan B2,
                     1 Mo. LIBOR + 3.38%, 0.50% Floor.............................       7.13%       12/23/27         29,490,065
      12,541,864  ADMI Corp. (Aspen Dental), 2021 Incremental Term Loan B3,
                     1 Mo. LIBOR + 3.75%, 0.50% Floor.............................       7.50%       12/23/27         11,193,614
       7,346,046  Aveanna Healthcare LLC, 2021 Term Loan B, 1 Mo. LIBOR +
                     3.75%, 0.50% Floor...........................................       7.32%       07/15/28          5,869,490
         516,032  Aveanna Healthcare LLC, Delayed Draw Term Loan, 1 Mo.
                     LIBOR + 3.75%, 0.50% Floor...................................       7.32%       07/15/28            412,309


Page 10                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$     19,223,985  Brightspring Health (Phoenix Guarantor, Inc.), Incremental Term
                     Loan B-3, 1 Mo. LIBOR + 3.50%, 0.00% Floor...................       7.25%       03/05/26    $    18,427,920
      24,203,307  CHG Healthcare Services, Inc., Term Loan B, 1 Mo. LIBOR +
                     3.25%, 0.50% Floor...........................................       7.00%       09/30/28         23,451,311
       8,274,447  DaVita, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00%
                     Floor........................................................       5.50%       08/12/26          7,986,579
      12,886,828  ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo.
                     LIBOR + 3.00%, 0.50% Floor...................................       6.75%       10/29/28         12,439,784
      10,495,060  Global Medical Response, Inc. (fka Air Medical), 2018 New
                     Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor..................       8.00%       03/14/25          8,074,689
       1,356,781  Global Medical Response, Inc. (fka Air Medical), 2021
                     Refinancing Term Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor......       7.38%       10/02/25          1,044,721
       1,761,425  Packaging Coordinators, Inc. (PCI Pharma), Term Loan B, 3 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................       7.42%       11/30/27          1,699,229
       2,930,589  Radnet Management, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.75% Floor..................................................       6.75%       04/22/28          2,839,008
         744,599  SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo.
                     LIBOR + 4.75%, 0.75% Floor...................................       9.16%       02/28/28            660,832
       3,608,638  Sevita (National Mentor Holdings, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................       7.51%       03/01/28          2,558,849
       4,458,724  Sevita (National Mentor Holdings, Inc.), Term Loan B, 3 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................       7.43%       03/01/28          3,161,637
         247,298  Sevita (National Mentor Holdings, Inc.), Term Loan C, 3 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................       7.43%       03/01/28            175,357
       3,031,522  U.S. Anesthesia Partners Intermediate Holdings, Inc., New Term
                     Loan B, 1 Mo. LIBOR + 4.25%, 0.50% Floor.....................       7.38%       09/30/28          2,872,367
                                                                                                                 ---------------
                                                                                                                     132,357,761
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 1.7%
      54,720,007  Medline Borrower L.P. (Mozart), Initial Dollar Term Loan, 1 Mo.
                     LIBOR + 3.25%, 0.50% Floor...................................       7.00%       10/21/28         50,251,024
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 9.3%
      35,920,970  athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B,
                     1 Mo. SOFR + 3.50%, 0.50% Floor..............................       6.97%       02/15/29         32,748,071
      31,077,031  Ciox Health (Healthport/CT Technologies Intermediate Holdings,
                     Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor.....       8.00%       12/16/25         28,435,483
      15,397,822  Ensemble RCM LLC (Ensemble Health), Term Loan B, 3 Mo.
                     SOFR + 3.85%, 0.00% Floor....................................       7.94%       08/01/26         15,160,388
      25,925,514  Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term
                     Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor.....................       7.00%       03/10/28         24,357,798
      13,233,904  Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................       7.75%       10/23/26         12,845,224
       6,418,485  Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................       7.50%       07/25/26          5,969,191
      10,017,402  Press Ganey (Azalea TopCo, Inc.), Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.00% Floor...........................................       7.25%       07/25/26          9,338,122
      83,254,917  Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................       7.75%       08/27/25         82,110,162
      62,198,489  Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. LIBOR
                     + 3.50%, 0.00% Floor.........................................       7.25%       09/30/26         61,174,702
                                                                                                                 ---------------
                                                                                                                     272,139,141
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HOTELS, RESORTS & CRUISE LINES -- 0.5%
$      1,770,233  Alterra Mountain Company, Term Loan B-2, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................       7.25%       08/17/28    $     1,727,093
      11,127,250  Four Seasons Holdings, Inc., Term Loan B, 1 Mo. LIBOR +
                     2.00%, 0.00% Floor...........................................       5.75%       11/30/23         11,101,434
       1,994,819  Wyndham Hotels & Resorts, Inc., Term Loan B, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................       5.50%       05/30/25          1,980,217
                                                                                                                 ---------------
                                                                                                                      14,808,744
                                                                                                                 ---------------
                  HOUSEHOLD APPLIANCES -- 0.2%
       6,077,994  Weber-Stephen Products LLC, Term Loan B, 1 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................       7.00%       10/31/27          5,002,979
                                                                                                                 ---------------
                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.0%
         897,369  Alight, Inc. (fka Tempo Acq.), Extended Term Loan 2022, 1 Mo.
                     SOFR + 3.00%, 0.50% Floor....................................       6.73%       08/31/28            884,133
                                                                                                                 ---------------
                  INDUSTRIAL MACHINERY -- 0.4%
       9,793,930  Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo.
                     LIBOR + 3.50%, 0.50% Floor...................................       7.25%       10/21/28          9,438,900
       2,991,850  Filtration Group Corp., Initial Term Loan, 1 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................       6.75%       03/29/25          2,924,115
          58,413  Gates Global LLC, Term Loan B-3, 1 Mo. LIBOR + 2.50%,
                     0.75% Floor..................................................       6.25%       03/31/27             56,673
         518,612  TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New
                     Term Loan B1 (USD), 6 Mo. LIBOR + 3.50%, 0.50% Floor.........       6.87%       07/31/27            491,712
                                                                                                                 ---------------
                                                                                                                      12,911,400
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 10.0%
       2,604,312  Alliant Holdings I LLC, 2019 New Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................       7.00%       05/10/25          2,526,182
      57,765,376  Alliant Holdings I LLC, Initial Term Loan, 1 Mo. LIBOR +
                     3.25%, 0.00% Floor...........................................       7.00%       05/09/25         56,041,657
      11,612,084  Alliant Holdings I LLC, TLB-4 New Term Loan, 1 Mo. LIBOR
                     + 3.50%, 0.50% Floor.........................................       6.98%       11/06/27         11,199,391
       1,447,776  AmWINS Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%,
                     0.75% Floor..................................................       6.00%       02/28/28          1,414,376
      12,855,578  AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................       7.25%       02/13/27         12,241,724
      13,130,423  AssuredPartners, Inc., Incremental Term Loan 2022, 1 Mo. SOFR
                     + 3.50%, 0.50% Floor.........................................       7.23%       02/13/27         12,506,728
      43,730,098  AssuredPartners, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................       7.25%       02/12/27         41,652,918
       8,981,208  BroadStreet Partners, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%,
                     0.00% Floor..................................................       6.75%       01/27/27          8,575,617
          95,339  HUB International Ltd., Initial Term Loan B, 2 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................       6.98%       04/25/25             93,382
      36,419,344  HUB International Ltd., Initial Term Loan B, 3 Mo. LIBOR +
                     3.00%, 0.00% Floor...........................................       7.33%       04/25/25         35,672,019
         118,522  HUB International Ltd., New Term Loan B-3, 2 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................       7.23%       04/25/25            116,273
      46,460,680  HUB International Ltd., New Term Loan B-3, 3 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................       7.53%       04/25/25         45,578,856
       1,846,154  HUB International Ltd., Term Loan B4, 3 Mo. SOFR + 4.00%,
                     0.75% Floor..................................................       8.22%       11/10/29          1,790,769


Page 12                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INSURANCE BROKERS (CONTINUED)
$     65,106,315  USI, Inc. (fka Compass Investors, Inc.), Term Loan B, 3 Mo.
                     LIBOR + 2.75%, 0.00% Floor...................................       6.42%       05/15/24    $    64,252,121
                                                                                                                 ---------------
                                                                                                                     293,662,013
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.5%
      11,572,789  Numericable (Altice France S.A. or SFR), Term Loan B-11,
                     3 Mo. LIBOR + 2.75%, 0.00% Floor.............................       7.16%       07/31/25         10,458,908
       1,938,776  Numericable (Altice France S.A. or SFR), Term Loan B-12,
                     3 Mo. LIBOR + 3.69%, 0.00% Floor.............................       7.77%       01/31/26          1,738,849
      12,710,805  Numericable (Altice France S.A. or SFR), Term Loan B-13,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................       6.91%       08/14/26         11,619,837
       6,670,107  Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo.
                     SOFR + 4.25%, 0.50% Floor....................................       7.98%       03/09/27          5,525,983
      17,001,608  Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................       6.75%       03/09/27         13,737,299
                                                                                                                 ---------------
                                                                                                                      43,080,876
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 0.6%
      18,338,705  Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 4.25%,
                     0.50% Floor..................................................       7.32%       08/31/28         17,006,214
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 1.0%
       4,655,429  Altium Packaging LLC (FKA Consolidated Container), Term
                     Loan B, 1 Mo. LIBOR + 2.75%, 0.50% Floor.....................       6.51%       02/03/28          4,380,247
      23,984,308  Berry Global, Inc., Term Loan Z, 1 Mo. LIBOR + 1.75%, 0.00%
                     Floor........................................................       5.05%       07/01/26         23,615,909
         725,578  PODS LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75%
                     Floor........................................................       6.75%       03/31/28            697,556
                                                                                                                 ---------------
                                                                                                                      28,693,712
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.1%
       4,305,691  Delta 2 (Lux) S.A.R.L. (Formula One), New Facility Term Loan
                     B3, 1 Mo. LIBOR + 2.50%, 1.00% Floor.........................       6.25%       02/01/24          4,293,118
                                                                                                                 ---------------
                  OFFICE SERVICES & SUPPLIES -- 0.6%
      19,119,587  Dun & Bradstreet Corp., Refinancing Term Loan, 1 Mo. LIBOR
                     + 3.25%, 0.00% Floor.........................................       6.85%       02/08/26         18,794,554
                                                                                                                 ---------------
                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.0%
         956,425  AlixPartners, LLP, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.50%
                     Floor........................................................       6.50%       02/04/28            932,916
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.4%
          28,361  Hostess Brands LLC (HB Holdings), Term Loan B, 1 Mo.
                     LIBOR + 2.25%, 0.75% Floor...................................       6.00%       08/03/25             27,880
      10,975,900  Hostess Brands LLC (HB Holdings), Term Loan B, 3 Mo.
                     LIBOR + 2.25%, 0.75% Floor...................................       6.66%       08/03/25         10,789,309
                                                                                                                 ---------------
                                                                                                                      10,817,189
                                                                                                                 ---------------
                  PAPER PACKAGING -- 2.7%
      30,037,997  Graham Packaging Company L.P., Initial Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.75% Floor...................................       6.75%       08/04/27         29,241,088
      12,743,393  Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group
                     Holdings), Term Loan B-2, 1 Mo. LIBOR + 3.25%, 0.00%
                     Floor........................................................       7.00%       02/05/26         12,374,727


                        See Notes to Financial Statements                Page 13


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PAPER PACKAGING (CONTINUED)
$     33,089,997  Pactiv LLC/Evergreen Packaging LLC (fka Reynolds Group
                  Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. LIBOR +
                     3.50%, 0.50% Floor...........................................       7.25%       09/20/28    $    32,061,891
       5,860,068  Reynolds Consumer Products LLC, Initial Term Loan, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................       5.50%       02/04/27          5,741,226
                                                                                                                 ---------------
                                                                                                                      79,418,932
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 1.5%
           5,028  GoodRX, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00%
                     Floor........................................................       6.50%       10/10/25              4,876
       1,531,494  ICON Clinical Investments LLC, Lux Term Loan B, 3 Mo.
                     LIBOR + 2.25%, 0.50% Floor...................................       5.94%       07/01/28          1,514,264
         381,573  ICON Clinical Investments LLC, US Term Loan B, 3 Mo.
                     LIBOR + 2.25%, 0.50% Floor...................................       5.94%       07/01/28            377,280
       1,912,551  IQVIA, Inc. (Quintiles), Term Loan B3, 3 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................       5.42%       06/11/25          1,901,803
          35,564  Mallinckrodt International Finance S.A., 2017 Replacement Term
                     Loan, 3 Mo. LIBOR + 5.25%, 0.75% Floor (c)...................       8.73%       09/30/27             28,785
      16,100,365  Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021
                     Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor..............       7.42%       10/02/26         15,305,490
      25,882,153  Parexel International Corp. (Phoenix Newco), Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.25%, 0.50% Floor......................       7.00%       11/15/28         24,889,055
                                                                                                                 ---------------
                                                                                                                      44,021,553
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 2.3%
      44,588,546  Clarivate Analytics PLC (Camelot), Amendment No. 2
                     Incremental Term Loan, 1 Mo. LIBOR + 3.00%, 1.00%
                     Floor........................................................       6.75%       10/31/26         43,826,974
      15,994,452  Corelogic, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50%
                     Floor........................................................       7.31%       06/02/28         11,751,444
       9,294,602  J.D. Power (Project Boost Purchaser LLC), 2021 Incremental
                     Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor................       7.25%       05/26/26          8,911,200
       3,107,010  Veritext Corp. (VT TopCo, Inc.), Non-Fungible Term Loan (First
                     Lien), 1 Mo. LIBOR + 3.75%, 0.75% Floor......................       7.50%       08/10/25          3,006,032
                                                                                                                 ---------------
                                                                                                                      67,495,650
                                                                                                                 ---------------
                  RESTAURANTS -- 4.6%
      37,273,121  1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka
                     Burger King/Tim Horton's), Term Loan B-4, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................       5.50%       11/14/26         36,220,155
      11,047,155  1011778 B.C. Unlimited Liability Co. (Restaurant Brands) (aka
                     Burger King/Tim Horton's), Term Loan B-4, 3 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................       6.16%       11/14/26         10,735,073
      20,526,250  IRB Holding Corp. (Arby's/Inspire Brands), New Term Loan B
                     2022, 1 Mo. SOFR + 3.10%, 0.75% Floor........................       6.21%       12/15/27         19,966,910
      66,224,426  IRB Holding Corp. (Arby's/Inspire Brands), Term Loan B, 1 Mo.
                     LIBOR + 2.75%, 1.00% Floor...................................       6.50%       02/05/25         65,157,550
       4,505,343  Portillo's Holdings LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%,
                     1.00% Floor..................................................       9.25%       09/06/24          4,437,763
                                                                                                                 ---------------
                                                                                                                     136,517,451
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.1%
       2,629,846  Garda World Security Corp., Term Loan B, 3 Mo. LIBOR +
                     4.25%, 0.00% Floor...........................................       7.24%       10/30/26          2,497,801
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SOFT DRINKS -- 0.3%
$      8,987,375  Tropicana (Naked Juice LLC/Bengal Debt Merger Sub LLC),
                     Term Loan (First Lien), 3 Mo. SOFR + 3.25%, 0.50% Floor......       6.90%       01/24/29    $     8,188,038
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.6%
       3,840,089  Aramark Services, Inc., Term Loan B-3, 1 Mo. LIBOR + 1.75%,
                     0.00% Floor..................................................       5.50%       03/11/25          3,723,273
       4,411,255  Asurion LLC, New B-8 Term Loan, 1 Mo. LIBOR + 3.25%,
                     0.00% Floor..................................................       7.00%       12/23/26          3,913,621
      12,979,453  Asurion LLC, Term Loan B-3 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................       9.00%       01/31/28          9,093,794
         310,779  Driven Holdings LLC, 2021 Term Loan B, 1 Year LIBOR +
                     3.00%, 0.50% Floor...........................................       3.52%       11/30/28            300,679
                                                                                                                 ---------------
                                                                                                                      17,031,367
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.9%
      10,378,290  WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................       7.12%       01/08/27          9,814,023
      17,205,891  WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B,
                     3 Mo. LIBOR + 4.00%, 1.00% Floor.............................       7.67%       01/08/27         16,270,407
                                                                                                                 ---------------
                                                                                                                      26,084,430
                                                                                                                 ---------------
                  SPECIALTY STORES -- 1.3%
      28,319,923  Petco Health and Wellness Co., Inc., Initial Term Loan B, 3 Mo.
                     LIBOR + 3.25%, 0.75% Floor...................................       6.92%       03/03/28         27,113,212
      11,570,206  Petsmart, Inc., Initial Term Loan B, 1 Mo. LIBOR + 3.75%,
                     0.75% Floor..................................................       7.50%       02/12/28         11,112,257
                                                                                                                 ---------------
                                                                                                                      38,225,469
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 5.4%
      45,510,968  Applied Systems, Inc., Term Loan (First Lien), 3 Mo. LIBOR +
                     3.00%, 0.50% Floor...........................................       6.67%       09/19/24         44,880,641
       8,629,642  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 5.50%, 0.75% Floor.........................................       9.17%       09/19/25          8,449,887
      17,475,165  BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement
                     Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor...........       7.50%       10/02/25         16,771,790
       2,740,623  Idera, Inc., Initial Term Loan, 3 Mo. LIBOR + 3.75%, 0.75%
                     Floor........................................................       7.50%       02/15/28          2,499,448
      24,278,705  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................       6.87%       06/13/24         21,897,935
      10,395,000  Proofpoint, Inc., Term Loan (Second Lien), 3 Mo. LIBOR +
                     6.25%, 0.50% Floor...........................................       9.32%       08/31/29          9,979,200
      11,747,470  Proofpoint, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 0.50%
                     Floor........................................................       6.32%       08/31/28         11,160,096
      13,519,596  Sophos Group PLC (Surf), Term Loan B, 3 Mo. LIBOR + 3.50%,
                     0.00% Floor..................................................       6.67%       03/05/27         13,209,051
      10,795,786  SS&C Technologies Holdings, Inc., Term Loan B-3, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................       5.50%       04/16/25         10,556,011
       9,036,429  SS&C Technologies Holdings, Inc., Term Loan B-4, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................       5.50%       04/16/25          8,835,730
       8,236,373  SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor...................................       5.50%       04/16/25          8,046,772
         977,215  SUSE (Marcel Lux IV S.A.R.L.), Facility Term Loan B1 USD,
                     SOFR + 3.25%, 0.00% Floor....................................       6.37%       03/15/26            955,228
                                                                                                                 ---------------
                                                                                                                     157,241,789
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


    PRINCIPAL                                                                                         STATED
      VALUE                                  DESCRIPTION                              RATE (a)     MATURITY (b)        VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  TRADING COMPANIES & DISTRIBUTORS -- 1.2%
$     36,061,365  SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo.
                     LIBOR + 3.50%, 0.50% Floor...................................       7.25%       06/04/28    $    33,446,917
         836,127  SRS Distribution, Inc., 2022 Refinancing Term Loan, 1 Mo.
                     SOFR + 3.60%, 0.50% Floor....................................       7.33%       06/04/28            774,989
                                                                                                                 ---------------
                                                                                                                      34,221,906
                                                                                                                 ---------------
                  WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
      34,878,939  SBA Senior Finance II LLC, Term Loan B, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor...........................................       5.51%       04/11/25         34,542,706
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................    2,472,651,038
                  (Cost $2,586,919,206)                                                                          ---------------



   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES -- 9.5%

                  AEROSPACE & DEFENSE -- 0.0%
       1,082,000  TransDigm, Inc. (d).............................................       6.25%       03/15/26          1,066,933
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 0.1%
         763,000  Go Daddy Operating Co. LLC / GD Finance Co., Inc. (d)...........       5.25%       12/01/27            715,849
       3,598,000  GoTo Group, Inc. (d)............................................       5.50%       09/01/27          2,095,907
                                                                                                                 ---------------
                                                                                                                       2,811,756
                                                                                                                 ---------------
                  BROADCASTING -- 1.3%
       2,148,000  Gray Television, Inc. (d).......................................       5.88%       07/15/26          2,029,699
      18,561,000  Nexstar Media, Inc. (d).........................................       5.63%       07/15/27         17,661,441
      21,204,000  Sirius XM Radio, Inc. (d).......................................       3.13%       09/01/26         18,993,377
                                                                                                                 ---------------
                                                                                                                      38,684,517
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 3.5%
      57,771,000  CCO Holdings LLC / CCO Holdings Capital Corp. (d)...............       5.13%       05/01/27         53,608,888
      53,853,000  CSC Holdings LLC (d)............................................       7.50%       04/01/28         46,757,059
       2,882,000  Radiate Holdco LLC / Radiate Finance, Inc. (d)..................       4.50%       09/15/26          2,441,112
                                                                                                                 ---------------
                                                                                                                     102,807,059
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.3%
       4,765,000  Fertitta Entertainment LLC / Fertitta Entertainment Finance Co.,
                     Inc. (d).....................................................       4.63%       01/15/29          4,153,007
       5,330,000  VICI Properties L.P. / VICI Note Co., Inc. (d)..................       4.25%       12/01/26          4,809,448
                                                                                                                 ---------------
                                                                                                                       8,962,455
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 1.2%
       3,798,000  Select Medical Corp. (d)........................................       6.25%       08/15/26          3,608,499
      10,364,000  Tenet Healthcare Corp. (d)......................................       4.88%       01/01/26          9,787,865
       2,015,000  Tenet Healthcare Corp. (d)......................................       6.25%       02/01/27          1,926,703
      16,407,000  Tenet Healthcare Corp. (d)......................................       5.13%       11/01/27         15,152,357
       3,607,000  Tenet Healthcare Corp. (d)......................................       4.63%       06/15/28          3,180,556
       1,330,000  Tenet Healthcare Corp. (d)......................................       6.13%       10/01/28          1,155,936
                                                                                                                 ---------------
                                                                                                                      34,811,916
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.7%
         475,000  DaVita, Inc. (d)................................................       3.75%       02/15/31            346,147
      24,212,000  Global Medical Response, Inc. (d)...............................       6.50%       10/01/25         19,303,380
                                                                                                                 ---------------
                                                                                                                      19,649,527
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  INSURANCE BROKERS -- 1.1%
$      3,124,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                     Co-Issuer (d)................................................       4.25%       10/15/27    $     2,819,598
       2,265,000  AmWINS Group, Inc. (d)..........................................       4.88%       06/30/29          1,943,065
       9,728,000  AssuredPartners, Inc. (d).......................................       7.00%       08/15/25          9,333,828
      16,858,000  HUB International Ltd. (d)......................................       7.00%       05/01/26         16,678,378
         465,000  USI, Inc. (d)...................................................       6.88%       05/01/25            452,019
                                                                                                                 ---------------
                                                                                                                      31,226,888
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.1%
       2,291,000  Zayo Group Holdings, Inc. (d)...................................       4.00%       03/01/27          1,750,044
                                                                                                                 ---------------
                  PAPER PACKAGING -- 0.1%
       4,535,000  Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group
                     Issuer LLC (d)...............................................       4.00%       10/15/27          4,059,279
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.0%
         843,000  Horizon Therapeutics USA, Inc. (d)..............................       5.50%       08/01/27            813,440
                                                                                                                 ---------------
                  RESEARCH & CONSULTING SERVICES -- 0.0%
       1,000,000  Clarivate Science Holdings Corp. (d)............................       3.88%       07/01/28            860,083
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
       3,185,000  IRB Holding Corp. (d)...........................................       7.00%       06/15/25          3,186,879
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 0.6%
      18,749,000  SS&C Technologies, Inc. (d).....................................       5.50%       09/30/27         17,488,425
                                                                                                                 ---------------
                  TRUCKING -- 0.4%
      12,706,000  Hertz (The) Corp. (d)...........................................       4.63%       12/01/26         10,850,797
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS AND NOTES..............................................................      279,029,998
                  (Cost $305,827,115)                                                                            ---------------

FOREIGN CORPORATE BONDS AND NOTES -- 0.8%
                  APPLICATION SOFTWARE -- 0.4%
      13,478,000  Open Text Corp. (d).............................................       3.88%       02/15/28         11,563,720
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.3%
      10,755,000  Paysafe Finance PLC / Paysafe Holdings US Corp. (d).............       4.00%       06/15/29          7,705,474
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.1%
       2,549,000  GFL Environmental, Inc. (d).....................................       3.75%       08/01/25          2,418,211
       1,323,000  GFL Environmental, Inc. (d).....................................       4.00%       08/01/28          1,147,927
                                                                                                                 ---------------
                                                                                                                       3,566,138
                                                                                                                 ---------------
                  RESTAURANTS -- 0.0%
         793,000  1011778 BC ULC / New Red Finance, Inc. (d)......................       4.38%       01/15/28            700,639
         517,000  1011778 BC ULC / New Red Finance, Inc. (d)......................       4.00%       10/15/30            419,597
                                                                                                                 ---------------
                                                                                                                       1,120,236
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................................       23,955,568
                  (Cost $26,488,991)                                                                             ---------------



     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.1%

                  PHARMACEUTICALS -- 0.1%
         249,316  Akorn, Inc. (e) (f)..........................................................................        1,495,896
                  (Cost $2,858,880)                                                                              ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
WARRANTS -- 0.0%
                  MOVIES & ENTERTAINMENT -- 0.0%
         972,355  Cineworld Group PLC, expiring 11/23/25 (e) (g)...............................................  $        55,755
                  (Cost $0)                                                                                      ---------------

RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           4,887  Vistra Energy Corp., no expiration date (e) (g)..............................................            5,864
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1  New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (e) (g) (h) (i).......                0
               1  New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (e) (g) (h) (i)..........                0
                                                                                                                 ---------------
                                                                                                                               0
                                                                                                                 ---------------
                  TOTAL RIGHTS.................................................................................            5,864
                  (Cost $8,491)                                                                                  ---------------

MONEY MARKET FUNDS -- 4.7%
     139,529,806  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.85% (j).................................................................................      139,529,806
                  (Cost $139,529,806)                                                                            ---------------

                  TOTAL INVESTMENTS -- 99.3%...................................................................    2,916,723,925
                  (Cost $3,061,632,489)
                  NET OTHER ASSETS AND LIABILITIES -- 0.7%.....................................................       21,930,705
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 2,938,654,630
                                                                                                                 ===============


(a)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury's Office of Financial Research, (iii)
      the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(b)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c)   On June 16, 2022, Mallinckrodt plc completed a Bankruptcy Plan of
      Reorganization. In connection with the Plan of Reorganization, the Fund received a new replacement term loan.

(d)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.,
      (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $302,985,566 or 10.3% of net assets.

(e)   Non-income producing security.

(f)   Security received in a transaction exempt from registration under the 1933
      Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note
      2D - Restricted Securities in the Notes to Financial Statements).

(g)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(h)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(i)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2022, securities noted as such are valued at $0 or 0.0% of net assets.

(j)   Rate shown reflects yield as of October 31, 2022.

LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Financing Rate

Page 18                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                       LEVEL 2          LEVEL 3
                                                      TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                     VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                    10/31/2022         PRICES           INPUTS           INPUTS
                                                  --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests*............  $2,472,651,038   $           --   $2,472,651,038   $           --
Corporate Bonds and Notes*......................     279,029,998               --      279,029,998               --
Foreign Corporate Bonds and Notes*..............      23,955,568               --       23,955,568               --
Common Stocks*..................................       1,495,896               --        1,495,896               --
Warrants*.......................................          55,755               --           55,755               --
Rights:
   Electric Utilities...........................           5,864               --            5,864               --
   Life Sciences Tools & Services...............              --**             --               --               --**
Money Market Funds..............................     139,529,806      139,529,806               --               --
                                                  --------------   --------------   --------------   --------------
Total Investments...............................  $2,916,723,925   $  139,529,806   $2,777,194,119   $           --**
                                                  ==============   ==============   ==============   ==============


*  See Portfolio of Investments for industry breakout.
** Investment is valued at $0.

Level 3 Rights are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.

                        See Notes to Financial Statements                Page 19


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value.....................................................   $2,916,723,925
Cash......................................................................          890,462
Receivables:
   Investment securities sold.............................................       87,487,032
   Interest...............................................................       10,263,903
   Dividends..............................................................          389,233
                                                                             --------------
   Total Assets...........................................................    3,015,754,555
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased........................................       74,206,592
   Investment advisory fees...............................................        2,151,113
   Unrealized depreciation on unfunded loan commitments...................          742,220
                                                                             --------------
   Total Liabilities......................................................       77,099,925
                                                                             --------------
NET ASSETS................................................................   $2,938,654,630
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $3,258,219,376
Par value.................................................................          656,500
Accumulated distributable earnings (loss).................................     (320,221,246)
                                                                             --------------
NET ASSETS................................................................   $2,938,654,630
                                                                             ==============
NET ASSET VALUE, per share................................................   $        44.76
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       65,650,002
                                                                             ==============
Investments, at cost......................................................   $3,061,632,489
                                                                             ==============


Page 20                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Interest..................................................................   $  166,370,398
Dividends.................................................................        1,413,865
                                                                             --------------
   Total investment income................................................      167,784,263
                                                                             --------------
EXPENSES:
Investment advisory fees..................................................       28,989,789
                                                                             --------------
   Total expenses.........................................................       28,989,789
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................      138,794,474
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...................................     (101,739,244)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................     (140,123,726)
   Unfunded loan commitments..............................................         (735,976)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................     (140,859,702)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................     (242,598,946)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $ (103,804,472)
                                                                             ==============


                        See Notes to Financial Statements                Page 21


FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED          YEAR ENDED
                                                                               10/31/2022          10/31/2021
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)..............................................   $  138,794,474      $   64,839,416
Net realized gain (loss)..................................................     (101,739,244)          2,082,051
Net change in unrealized appreciation (depreciation)......................     (140,859,702)         48,540,282
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations...........     (103,804,472)        115,461,749
                                                                             --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................     (139,547,604)        (64,316,388)
                                                                             --------------      --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................    1,150,159,765       1,550,254,032
Cost of shares redeemed...................................................     (834,804,577)        (11,712,176)
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................      315,355,188       1,538,541,856
                                                                             --------------      --------------
Total increase (decrease) in net assets...................................       72,003,112       1,589,687,217

NET ASSETS:
Beginning of period.......................................................    2,866,651,518       1,276,964,301
                                                                             --------------      --------------
End of period.............................................................   $2,938,654,630      $2,866,651,518
                                                                             ==============      ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       60,000,002          27,850,002
Shares sold...............................................................       24,150,000          32,400,000
Shares redeemed...........................................................      (18,500,000)           (250,000)
                                                                             --------------      --------------
Shares outstanding, end of period.........................................       65,650,002          60,000,002
                                                                             ==============      ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                   YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                              2022           2021           2020           2019           2018
                                                          ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period..................     $    47.78     $    45.85   $      47.15     $    47.75     $    48.26
                                                           ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................           1.89           1.54           1.67           2.13           1.87
Net realized and unrealized gain (loss)...............          (3.01)          1.92          (1.27)         (0.57)         (0.43)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations......................          (1.12)          3.46           0.40           1.56           1.44
                                                           ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.................................          (1.90)         (1.53)         (1.67)         (2.15)         (1.92)
Return of capital.....................................             --             --          (0.03)         (0.01)         (0.03)
                                                           ----------     ----------     ----------     ----------     ----------
Total distributions...................................          (1.90)         (1.53)         (1.70)         (2.16)         (1.95)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of period........................     $    44.76     $    47.78     $    45.85     $    47.15     $    47.75
                                                           ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)......................................          (2.38)%         7.60%          0.90%          3.37%          3.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $2,938,655     $2,866,652     $1,276,964     $1,603,148     $1,883,903
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets (b).....           0.85%          0.85%          0.85%          0.85%          0.85%
Ratio of net investment income (loss) to
   average net assets.................................           4.07%          3.27%          3.63%          4.50%          3.94%
Portfolio turnover rate (c)...........................             63%            92%            76%            44%            88%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), a diversified series of the Trust, which trades under the ticker "FTSL" on The Nasdaq Stock
Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund's primary investment objective is to provide high current income. The
Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund seeks to outperform each of the
Morningstar(R) LSTA(R) US Leveraged Loan 100 Index (the "LL 100") and the Markit
iBoxx USD Liquid Leveraged Loan Index (the "MI 100") by investing at least 80%
of its net assets (including investment borrowings) in first lien senior floating rate bank loans ("Senior Loans")(1). The LL 100 is a market value-weighted index designed to measure the performance of the largest segment of the U.S. syndicated leveraged loan market. The LL 100 consists of 100 loan facilities drawn from a larger benchmark, the Morningstar(R) LSTA(R) US
Leveraged Loan Index. The MI 100 selects the 100 most liquid Senior Loans in the market. The Fund does not seek to track either the LL 100 or MI 100, but rather seeks to outperform each of the Indices. It is anticipated that the Fund, in accordance with its principal investment strategy, will invest approximately 50%
to 75% of its net assets in Senior Loans that are eligible for inclusion in and meet the liquidity thresholds of the LL 100 and/or MI 100 at the time of investment.

A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), the Secured
Overnight Financing Rate ("SOFR"), a similar reference rate, or the prime rate offered by one or more major U.S. banks. The Fund invests primarily in Senior
Loans that are below investment grade quality at the time of investment. The
Fund invests in Senior Loans made predominantly to businesses operating in North
America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

-----------------------------
(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior
      Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;

            2)    the liquidity conditions in the relevant market and changes thereto;

            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);

            4)    issuer-specific conditions (such as significant credit
                  deterioration); and

            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price;
securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the borrower/issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the borrower/issuer, or the
                  financial condition of the country of issue;

            6)    the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee's,
                  sub-adviser's or portfolio manager's analysis, as applicable, or external analysis;

            7)    the information as to any transactions in or offers for the security;

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the borrower's/issuer's
                  management;

           12)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry;

           13)    borrower's/issuer's competitive position within the industry;

           14)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           15)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded loan commitments discussed below) as of October 31, 2022.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of
Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in "Interest" on the
Statement of Operations. As of October 31, 2022, the Fund had the following unfunded loan commitments:


                                                                                                            UNREALIZED
                                                                  PRINCIPAL     COMMITMENT                 APPRECIATION
BORROWER                                                            VALUE         AMOUNT        VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan         $  6,103,559  $  6,064,024  $  5,564,431  $   (499,593)
Aveanna Healthcare LLC, Term Loan                                   1,207,092     1,201,080       964,467      (236,613)
Veritext Corp. (VT TopCo, Inc.), Term Loan                            207,517       206,787       200,773        (6,014)
                                                                               ------------  ------------  ------------
                                                                               $  7,471,891  $  6,729,671  $   (742,220)
                                                                               ============  ============  ============


D. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees.

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment.
The Fund does not have the right to demand that such securities be registered.
These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.


                                         ACQUISITION               CURRENT     CARRYING                   % OF NET
SECURITY                                    DATE        SHARES      PRICE        COST         VALUE        ASSETS
-------------------------------------------------------------------------------------------------------------------
Akorn, Inc.                              10/15/2020     249,316    $  6.00    $2,858,880    $1,495,896      0.05%


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                               2022           2021
Ordinary income.................................  $ 139,547,604  $  64,316,388
Capital gains...................................             --             --
Return of capital...............................             --             --

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $   1,035,608
Accumulated capital and other gain (loss).......   (173,963,056)
Net unrealized appreciation (depreciation)......   (147,293,798)

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $173,963,056.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2022, the adjustments for the Fund were as follows:

                                Accumulated
              Accumulated      Net Realized
            Net Investment      Gain (Loss)
             Income (Loss)    on Investments     Paid-in Capital
           --------------     --------------     ---------------
           $      316,352     $     (324,604)    $         8,252

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                                Gross              Gross          Net Unrealized
                                             Unrealized          Unrealized        Appreciation
                          Tax Cost          Appreciation       (Depreciation)     (Depreciation)
                       ---------------     ---------------     --------------     ---------------
                       $ 3,063,275,503     $       875,898     $ (147,427,476)    $  (146,551,578)


G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, target outcome fund or an index fund.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and the Valuation Committee are
paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $2,307,437,824 and $2,033,550,086, respectively.

For the fiscal year ended October 31, 2022, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund
III and First Trust Series Fund have a $305 million Credit Agreement with The
Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders.
Between March 2, 2022 and October 30, 2022, the commitment amount was $280 million, and prior to March 2, 2022, the commitment amount was $355 million.
Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2022.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2022

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

                                                                         Page 31

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Senior Loan Fund (the "Fund"), a series of the First Trust Exchange-Traded
Fund IV, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

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ADDITIONAL INFORMATION
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above

                                                                         Page 33

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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Senior Loan Fund (the "Fund"). The
Board approved the continuation of the Agreement for a one-year period ending
June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Leveraged Finance Investment
Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team and noted the Board's prior meetings with members of the
Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 18,
2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the
Expense Group. With respect to the Expense Group, the Board, at the April 18,
2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund underperformed the Performance Universe median for the one-year period ended December 31, 2021 and outperformed the Performance Universe median for the three- and five-year periods ended December 31, 2021. The Board also noted that the Fund underperformed the benchmark index for the one, three- and five-year periods ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board

                                                                         Page 37


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Senior Loan
Fund (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Senior Loan Fund (the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $5,659,300. This figure is comprised of $589,160 paid (or to be paid) in fixed compensation and
$5,070,140 paid (or to be paid) in variable compensation. There were a total of
24 beneficiaries of the remuneration described above. Those amounts include
$607,593 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $5,051,707 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Fund (collectively, "Code Staff").


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 39


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 41


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


{BLANK BACK COVER}


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)

Annual Report
For the Year Ended
October 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Tactical High Yield ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The First Trust Tactical High Yield ETF's (the "Fund") investment objective is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality.
Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by S&P Global Ratings, or lower than "Baa3" by Moody's
Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. The Fund may invest in non-income producing securities including Distressed Securities (defined below)
and common stocks. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities." The Fund invests no more than 15% of its net assets in Distressed Securities, as determined at the time of investment. The Fund may, under normal market conditions, invest up to 40% of its net assets (including investment borrowings)
in bank loans; however the Fund invests no more than 15% of its net assets
(including investment borrowings) in loans other than first lien senior secured floating rate bank loans. The Fund may invest in listed and over-the-counter derivatives to the extent permitted by the listing rules of the Nasdaq Stock
Market LLC. The Fund may not be appropriate for all investors.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (2/25/13)   5 Years Ended   Inception (2/25/13)
                                              10/31/22       10/31/22          to 10/31/22         10/31/22          to 10/31/22
FUND PERFORMANCE
NAV                                           -11.56%          1.37%              3.26%              7.02%             36.38%
Market Price                                  -11.90%          1.36%              3.23%              6.97%             36.07%

INDEX PERFORMANCE
ICE BofA US High Yield
   Constrained Index                          -11.44%          1.88%              3.78%              9.76%             43.15%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                   INVESTMENTS(1)
-----------------------------------------------------------
Software                                       18.1%
Media                                          17.4
Insurance                                      12.8
Health Care Providers & Services               10.6
Hotels, Restaurants & Leisure                   6.0
Health Care Technology                          5.0
Containers & Packaging                          3.7
Diversified Telecommunication Services          3.0
Health Care Equipment & Supplies                2.1
Electric Utilities                              1.9
Building Products                               1.6
Trading Companies & Distributors                1.5
Communications Equipment                        1.5
Commercial Services & Supplies                  1.4
Internet & Direct Marketing Retail              1.1
IT Services                                     1.1
Diversified Consumer Services                   1.0
Specialty Retail                                1.0
Entertainment                                   1.0
Professional Services                           0.7
Pharmaceuticals                                 0.7
Construction & Engineering                      0.7
Food Products                                   0.6
Life Sciences Tools & Services                  0.6
Independent Power and Renewable
   Electricity Producers                        0.6
Diversified Financial Services                  0.5
Automobiles                                     0.5
Capital Markets                                 0.5
Electronic Equipment, Instruments &
   Components                                   0.4
Aerospace & Defense                             0.4
Machinery                                       0.3
Road & Rail                                     0.3
Auto Components                                 0.3
Consumer Finance                                0.3
Construction Materials                          0.2
Household Products                              0.2
Chemicals                                       0.1
Food & Staples Retailing                        0.1
Electrical Equipment                            0.1
Personal Products                               0.1
Semiconductors & Semiconductor
   Equipment                                    0.0*
Real Estate Management & Development            0.0*
Wireless Telecommunication Services             0.0*
Interactive Media & Services                    0.0*
                                             --------
     Total                                    100.0%
                                             ========
*  Amount is less than 0.1%.

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS(1)
-----------------------------------------------------------
Corporate Bonds                                74.6%
Senior Floating-Rate Loan Interests            17.6
Foreign Corporate Bonds                         7.7
Common Stock                                    0.1
Warrants                                        0.0*
Rights                                          0.0*
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                        % OF SENIOR LOANS
                                            AND OTHER
CREDIT QUALITY (S&P RATINGS)(2)         DEBT SECURITIES(1)
-----------------------------------------------------------
BBB                                             0.4%
BBB-                                            1.4
BB+                                             2.1
BB                                              5.3
BB-                                             9.7
B+                                             19.7
B                                              19.4
B-                                             15.1
CCC+                                           23.7
CCC                                             2.6
CCC-                                            0.1
NR                                              0.5
                                             --------
     Total                                    100.0%
                                             ========

-----------------------------------------------------------
                                       % OF TOTAL LONG-TERM
TOP 10 ISSUERS                            INVESTMENTS(1)
-----------------------------------------------------------
Charter Communications Operating LLC            3.9%
HUB International Ltd.                          3.8
Internet Brands, Inc. (WebMD/MH
   Sub I LLC)                                   3.7
AssuredPartners, Inc.                           3.5
Verscend Technologies, Inc. (Cotiviti)          3.4
Tenet Healthcare Corp.                          3.1
Nexstar Broadcasting, Inc.                      3.0
Cablevision (aka CSC Holdings LLC)              3.0
Amwins Group, Inc.                              2.8
Gray Television, Inc.                           2.5
                                             --------
     Total                                     32.7%
                                             ========

(1)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(2)   The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA
      (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 FEBRUARY 25, 2013 - OCTOBER 31, 2022

            First Trust Tactical     ICE BofA US High Yield
               High Yield ETF          Constrained Index
2/25/13           $10,000                   $10,000
4/30/13            10,403                    10,308
10/31/13           10,676                    10,458
4/30/14            11,167                    10,956
10/31/14           11,285                    11,070
4/30/15            11,493                    11,238
10/31/15           11,376                    10,845
4/30/16            11,519                    11,089
10/31/16           11,933                    11,950
4/30/17            12,431                    12,602
10/31/17           12,744                    13,042
4/30/18            12,748                    13,012
10/31/18           12,948                    13,155
4/30/19            13,650                    13,885
10/31/19           13,970                    14,250
4/30/20            13,284                    13,153
10/31/20           14,378                    14,597
4/30/21            15,267                    15,784
10/31/21           15,421                    16,164
4/30/22            14,565                    14,999
10/31/22           13,638                    14,315


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Team is
comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of October 31, 2022, the First
Trust Leveraged Finance Team managed or supervised approximately $5.8 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - MANAGING DIRECTOR OF FIXED INCOME AND SENIOR PORTFOLIO
MANAGER JEFFREY SCOTT, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Housey has served as a part of the portfolio management team of the Fund since 2013 while Mr. Scott has served as a part of the portfolio management team of the Fund since 2020.

                                   COMMENTARY

The First Trust Tactical High Yield ETF (the "Fund") is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation.

MARKET RECAP

In the last 12-month ("LTM") period ended October 31, 2022, inflation remained stubbornly elevated with the October 2022 Consumer Price Index ("CPI") printing
7.7% on a year-over-year basis; meanwhile, the Federal Reserve (the "Fed")
continues to reiterate its commitment to a 2.0% inflation target. The Fed increased the Federal Funds target rate by 300 basis points ("bps") in the LTM period, moving the upper bound from 0.25% to 3.25% over the course of five meetings. In each of the last three meetings, the Fed increased the Federal
Funds target rate by a full 75 bps. Due to the persistence of the inflation data and how far it is from the Fed's target inflation rate, we do not believe the
Fed can "pivot" to a more accommodative posture until either (1) inflation has tamed, or (2) a recession is near or already underway, absent any major financial market calamity. The 10-Year U.S. Treasury yield finished the period at 4.05%, after trading from lows of 1.34% to highs of 4.24% over the LTM period. While U.S. Equities reached all-time highs in January 2022, investor concerns over geopolitical risks, elevated inflation, and rapidly increasing interest rates soon dampened market euphoria and tipped U.S. Equities into a bear market. The S&P 500(R) Index returned -14.61% during the LTM period ended
October 31, 2022.

High-Yield Bond Market

High-yield bond spreads over U.S. Treasuries increased 148 bps to T+465 bps in the LTM period ended October 31, 2022. The current spread is 87 bps below the long-term average spread of T+552 bps (December 1997 - October 2022). High-yield bond funds reported their third monthly inflow of the period in October 2022, bringing net LTM outflows to $51.8 billion.

In the LTM period, B rated bonds (-10.46%) outperformed both BB rated (-11.13%)
and CCC rated bonds (-15.89%). The average high-yield bond price decreased from
$103.67 at the beginning of the period to $85.67 at the end of the period.

Senior Loan Market

Senior loan spreads over 3-month London Interbank Offered Rate ("LIBOR")
increased by 238 bps to L+654 bps during the 12-month period ended October 31,
2022. The current spread is 139 bps above the long-term average spread of L+515 bps (December 1997 - October 2022). After experiencing six consecutive monthly inflows, retail senior loan funds realized their sixth consecutive monthly outflow in October 2022, bringing net inflows to $2.8 billion over the LTM period. The market's expectation for rate hikes drove strong demand for the senior loan asset class in the first half of the period; however, as market volatility escalated, demand slowed.

In the LTM period, BB rated senior loans (+1.36%) outperformed both B rated
(-2.42%) and CCC rated senior loans (-10.66%). The average senior loan price decreased from $98.55 at the beginning of the period to $92.19 at the end of the period.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

Default Rates

Both high-yield bond and senior loan default rates increased in the LTM period ended October 31, 2022, as measured by the JP Morgan High-Yield Bond Universe and the Morningstar(R)LSTA(R) US Leveraged Loan Index. The LTM default rate of the high-yield bond market rose from 0.36% at the beginning of the period to
0.84% at the end of the period. The LTM default rate of the senior loan market rose from 0.20% at the beginning of the period to 0.83% at the end of the period. Both high-yield and senior loan default rates remain below their long-term average default rates of 3.07% and 2.76%, respectively.

FUND PERFORMANCE

The Fund returned -11.56% on a net asset value basis ("NAV") and -11.90% on a market price basis over the LTM period ended October 31, 2022. The ICE BofA US
High Yield Constrained Index ("the Index") returned -11.44% over the same period.

The Fund held 292 individual positions diversified across 44 industries at the end of the reporting period. By comparison, the Fund held 451 individual positions across 49 industries at the beginning of the reporting period.
Software (18.06%), Media (17.34%), and Insurance (12.80%) comprised the Fund's three largest industry exposures at the end of the period. The Fund's duration was 3.60 years as of October 31, 2022.

The Fund strategically decreased leverage, selling into pockets of strength as high-yield bond prices decreased during the LTM period. The Fund's long positions declined from 111.53% at the beginning of the period to 103.78% at the end of the period. The Fund's allocation to senior loans enhanced performance as senior loans outperformed high-yield bonds throughout the period. Strong security selection within both the Technology and Electronics industry as well as the Media industry further drove performance.

The Fund's de minimis exposure to the Energy industry, which outperformed in the period, proved the primary headwind to performance as crude oil prices increased
3.54% to $86.53. Energy comprised 13.16% of the benchmark and 0.05% of the Fund, on average, over the period. The Fund's security selection within the Leisure industry also detracted from performance as its holdings in a movie theater operator defaulted. While movie theater attendance and film slate gradually recovered from the disruption of the COVID-19 pandemic, the theater operator was unable to meet deferred rent payments and subsequently chose to enter the bankruptcy process.

The Fund's most recent monthly distribution of $0.205 per share exceeds the monthly distribution paid in October 2021 by $0.005. The effective yield, based on the distributions over the trailing twelve months, was 7.38% based on NAV and
7.39% based on market price.

The Fund experienced one default in a senior secured debt position in the LTM period, compared to 9 defaults within the JP Morgan High-Yield Bond Universe over the same period. Since inception, the Fund has experienced 10 defaults; by comparison, the JP Morgan High-Yield Bond Universe has experienced 253 defaults over the same period. The Fund's LTM default rate of 1.18% was modestly higher than the JP Morgan High-Yield Bond Universe's LTM default rate of 0.84% at the end of the period.

MARKET AND FUND OUTLOOK

Our market framework centers on our view that the Fed will stay the course, ultimately holding rates at such a restrictive level that it tilts the economy into recession, most likely in the second half of 2023, in our opinion. We therefore expect market volatility to continue as investors attempt to gauge the ultimate Federal Funds target rate as well as the likelihood, and timing of, a recession. Consequently, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality. Depending on market circumstances, the Fund may increase its utilization of derivatives in the coming months, including through the use of credit default swap indices.
Further, we believe improved valuations have created attractive opportunities in the corporate credit landscape. As we assess such market opportunities, we will continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other
Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------------------------------------------------
                                                                                   ANNUALIZED
                                                                                  EXPENSE RATIO
                                             BEGINNING            ENDING          BASED ON THE         EXPENSES PAID
                                           ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH            DURING THE
                                            MAY 1, 2022      OCTOBER 31, 2022        PERIOD         SIX-MONTH PERIOD (a)
------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                       $1,000.00          $  936.40             1.27%                $6.20
Hypothetical (5% return before expenses)     $1,000.00          $1,018.80             1.27%                $6.46


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES -- 77.1%

                  AEROSPACE & DEFENSE -- 0.5%
$        342,000  Booz Allen Hamilton, Inc. (a)...................................      3.88%        09/01/28    $       303,416
       3,802,000  Science Applications International Corp. (a)....................      4.88%        04/01/28          3,467,580
       3,412,000  TransDigm, Inc. (a).............................................      6.25%        03/15/26          3,364,488
                                                                                                                 ---------------
                                                                                                                       7,135,484
                                                                                                                 ---------------
                  AGRICULTURAL PRODUCTS -- 0.1%
       1,877,000  Lamb Weston Holdings, Inc. (a)..................................      4.88%        05/15/28          1,747,757
                                                                                                                 ---------------
                  ALTERNATIVE CARRIERS -- 0.2%
       2,000,000  Level 3 Financing, Inc. (a).....................................      4.25%        07/01/28          1,655,460
       2,000,000  Level 3 Financing, Inc. (a).....................................      3.63%        01/15/29          1,529,890
                                                                                                                 ---------------
                                                                                                                       3,185,350
                                                                                                                 ---------------
                  APPAREL RETAIL -- 0.6%
       8,080,000  Nordstrom, Inc. (b).............................................      4.00%        03/15/27          6,889,025
       2,854,000  Nordstrom, Inc..................................................      4.38%        04/01/30          2,194,969
                                                                                                                 ---------------
                                                                                                                       9,083,994
                                                                                                                 ---------------
                  APPLICATION SOFTWARE -- 1.8%
      12,000,000  Condor Merger Sub, Inc. (a).....................................      7.38%        02/15/30          9,944,764
       5,500,000  Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a) (b).......      5.25%        12/01/27          5,160,120
         987,000  Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a)...........      3.50%        03/01/29            821,110
      13,254,000  GoTo Group, Inc. (a) (b)........................................      5.50%        09/01/27          7,720,720
       5,685,000  Open Text Holdings, Inc. (a)....................................      4.13%        02/15/30          4,568,438
                                                                                                                 ---------------
                                                                                                                      28,215,152
                                                                                                                 ---------------
                  AUTOMOBILE MANUFACTURERS -- 0.5%
       6,631,000  Ford Motor Co. (b)..............................................      9.63%        04/22/30          7,420,263
         500,000  Ford Motor Credit Co. LLC.......................................      5.13%        06/16/25            484,595
         667,000  Penske Automotive Group, Inc....................................      3.50%        09/01/25            620,938
                                                                                                                 ---------------
                                                                                                                       8,525,796
                                                                                                                 ---------------
                  AUTOMOTIVE RETAIL -- 0.3%
         167,000  Group 1 Automotive, Inc. (a)....................................      4.00%        08/15/28            137,679
       5,339,000  IAA, Inc. (a)...................................................      5.50%        06/15/27          5,003,029
         250,000  Lithia Motors, Inc. (a).........................................      3.88%        06/01/29            202,119
         100,000  Sonic Automotive, Inc. (a)......................................      4.63%        11/15/29             78,583
         100,000  Sonic Automotive, Inc. (a)......................................      4.88%        11/15/31             76,197
                                                                                                                 ---------------
                                                                                                                       5,497,607
                                                                                                                 ---------------
                  BROADCASTING -- 10.8%
      21,673,000  Diamond Sports Group LLC / Diamond Sports Finance
                     Co. (a) (b)..................................................      6.63%        08/15/27          1,137,832
      28,294,000  Gray Television, Inc. (a) (b)...................................      5.88%        07/15/26         26,735,708
      12,429,000  Gray Television, Inc. (a) (b)...................................      7.00%        05/15/27         11,952,472
       3,591,000  Gray Television, Inc. (a).......................................      4.75%        10/15/30          2,845,419
      30,936,000  iHeartCommunications, Inc. (b)..................................      8.38%        05/01/27         27,842,941
       5,787,000  iHeartCommunications, Inc. (a) (b)..............................      5.25%        08/15/27          5,282,374
      40,562,000  Nexstar Media, Inc. (a) (b).....................................      5.63%        07/15/27         38,596,163
      13,255,000  Nexstar Media, Inc. (a) (b).....................................      4.75%        11/01/28         11,663,605
       1,389,000  Scripps Escrow II, Inc. (a).....................................      3.88%        01/15/29          1,149,154
       8,355,000  Scripps Escrow, Inc. (a) (b)....................................      5.88%        07/15/27          7,580,492
      15,319,000  Sinclair Television Group, Inc. (a) (b).........................      5.13%        02/15/27         12,895,228
       5,000,000  Sinclair Television Group, Inc. (a).............................      5.50%        03/01/30          3,747,491
       1,000,000  Sinclair Television Group, Inc. (a).............................      4.13%        12/01/30            772,080
       5,509,000  Sirius XM Radio, Inc. (a).......................................      3.13%        09/01/26          4,934,659


Page 8                  See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  BROADCASTING (CONTINUED)
$        857,000  Sirius XM Radio, Inc. (a).......................................      5.50%        07/01/29    $       785,933
       2,000,000  Sirius XM Radio, Inc. (a).......................................      4.13%        07/01/30          1,633,830
       9,107,000  Univision Communications, Inc. (a) (b)..........................      5.13%        02/15/25          8,814,756
       4,768,000  Univision Communications, Inc. (a) (b)..........................      6.63%        06/01/27          4,718,127
                                                                                                                 ---------------
                                                                                                                     173,088,264
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 0.5%
       1,000,000  American Builders & Contractors Supply Co., Inc. (a)............      4.00%        01/15/28            884,345
         500,000  American Builders & Contractors Supply Co., Inc. (a)............      3.88%        11/15/29            411,330
         100,000  Beacon Roofing Supply, Inc. (a).................................      4.13%        05/15/29             82,874
         100,000  Builders FirstSource, Inc. (a)..................................      4.25%        02/01/32             80,189
       1,392,000  Standard Industries, Inc. (a)...................................      5.00%        02/15/27          1,262,829
       1,426,000  Standard Industries, Inc. (a)...................................      4.75%        01/15/28          1,253,055
       2,492,000  Standard Industries, Inc. (a)...................................      4.38%        07/15/30          2,029,385
       1,000,000  Standard Industries, Inc. (a)...................................      3.38%        01/15/31            750,590
       1,000,000  TopBuild Corp. (a)..............................................      3.63%        03/15/29            796,044
                                                                                                                 ---------------
                                                                                                                       7,550,641
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 7.5%
       1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.50%        05/01/26            963,865
       2,828,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.13%        05/01/27          2,624,257
       9,738,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.00%        02/01/28          8,854,179
      23,466,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      5.38%        06/01/29         20,964,055
      20,653,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      4.75%        03/01/30         17,393,234
       9,707,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      4.50%        08/15/30          7,960,711
       5,445,000  CCO Holdings LLC / CCO Holdings Capital Corp. (a)...............      4.25%        02/01/31          4,324,174
       1,000,000  CCO Holdings LLC / CCO Holdings Capital Corp....................      4.50%        05/01/32            786,956
         819,000  CSC Holdings LLC (a)............................................      5.50%        04/15/27            769,774
      13,619,000  CSC Holdings LLC (a)............................................      7.50%        04/01/28         11,824,492
      42,608,000  CSC Holdings LLC (a) (b)........................................      5.75%        01/15/30         33,035,474
       4,167,000  CSC Holdings LLC (a)............................................      4.63%        12/01/30          3,007,188
       1,000,000  CSC Holdings LLC (a)............................................      5.00%        11/15/31            716,665
         357,000  DIRECTV Financing LLC / DIRECTV Financing Co.,
                     Inc. (a).....................................................      5.88%        08/15/27            322,185
       2,851,000  Radiate Holdco LLC / Radiate Finance, Inc. (a)..................      4.50%        09/15/26          2,414,854
       6,216,000  Radiate Holdco LLC / Radiate Finance, Inc. (a)..................      6.50%        09/15/28          3,931,154
                                                                                                                 ---------------
                                                                                                                     119,893,217
                                                                                                                 ---------------
                  CASINOS & GAMING -- 3.5%
         500,000  Boyd Gaming Corp................................................      4.75%        12/01/27            461,920
       6,062,000  Boyd Gaming Corp. (a)...........................................      4.75%        06/15/31          5,141,061
       6,926,000  Caesars Entertainment, Inc. (a) (b).............................      8.13%        07/01/27          6,747,690
       8,662,000  Caesars Entertainment, Inc. (a).................................      4.63%        10/15/29          6,927,853
         179,000  CDI Escrow Issuer, Inc. (a).....................................      5.75%        04/01/30            161,816
      29,783,000  Fertitta Entertainment LLC / Fertitta Entertainment Finance Co.,
                     Inc. (a).....................................................      6.75%        01/15/30         23,444,135
         430,000  MGM Resorts International.......................................      6.75%        05/01/25            426,201
       2,440,000  MGM Resorts International.......................................      5.75%        06/15/25          2,379,964
         716,000  Scientific Games Holdings LP/Scientific Games US FinCo,
                     Inc. (a).....................................................      6.63%        03/01/30            617,202
       3,903,000  Station Casinos LLC (a).........................................      4.50%        02/15/28          3,337,863
       5,952,000  VICI Properties L.P. / VICI Note Co., Inc. (a)..................      4.25%        12/01/26          5,370,700
         140,000  VICI Properties L.P. / VICI Note Co., Inc. (a)..................      3.75%        02/15/27            122,976
         100,000  VICI Properties L.P. / VICI Note Co., Inc. (a)..................      3.88%        02/15/29             84,479
                                                                                                                 ---------------
                                                                                                                      55,223,860
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  COMMUNICATIONS EQUIPMENT -- 1.5%
$     26,334,000  CommScope Technologies LLC (a) (b)..............................      6.00%        06/15/25    $    24,618,603
                                                                                                                 ---------------
                  CONSTRUCTION & ENGINEERING -- 0.8%
         500,000  Atkore, Inc. (a)................................................      4.25%        06/01/31            407,035
      13,490,000  Pike Corp. (a) (b)..............................................      5.50%        09/01/28         11,550,880
                                                                                                                 ---------------
                                                                                                                      11,957,915
                                                                                                                 ---------------
                  CONSTRUCTION MATERIALS -- 0.2%
         176,000  GYP Holdings III Corp. (a)......................................      4.63%        05/01/29            139,242
       3,623,000  Summit Materials LLC / Summit Materials Finance Corp. (a).......      5.25%        01/15/29          3,317,508
                                                                                                                 ---------------
                                                                                                                       3,456,750
                                                                                                                 ---------------
                  CONSUMER FINANCE -- 0.3%
       1,889,000  Black Knight InfoServ LLC (a)...................................      3.63%        09/01/28          1,641,069
       3,000,000  FirstCash, Inc. (a).............................................      4.63%        09/01/28          2,606,535
                                                                                                                 ---------------
                                                                                                                       4,247,604
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.0%
         500,000  Block, Inc......................................................      2.75%        06/01/26            448,365
         250,000  Block, Inc......................................................      3.50%        06/01/31            201,897
                                                                                                                 ---------------
                                                                                                                         650,262
                                                                                                                 ---------------
                  ELECTRIC UTILITIES -- 1.9%
      19,077,000  PG&E Corp. (b)..................................................      5.00%        07/01/28         17,407,858
       1,348,000  PG&E Corp.......................................................      5.25%        07/01/30          1,197,570
       5,000,000  Vistra Operations Co. LLC (a)...................................      5.63%        02/15/27          4,774,050
       3,189,000  Vistra Operations Co. LLC (a)...................................      5.00%        07/31/27          2,947,417
       5,000,000  Vistra Operations Co. LLC (a)...................................      4.38%        05/01/29          4,288,550
                                                                                                                 ---------------
                                                                                                                      30,615,445
                                                                                                                 ---------------
                  ELECTRICAL COMPONENTS & EQUIPMENT -- 0.0%
         667,000  Sensata Technologies, Inc. (a)..................................      3.75%        02/15/31            532,700
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.6%
       4,595,000  Allied Universal Holdco LLC / Allied Universal Finance
                     Corp. (a)....................................................      9.75%        07/15/27          3,970,023
       7,938,000  Allied Universal Holdco LLC / Allied Universal Finance
                     Corp. (a) (b)................................................      6.00%        06/01/29          5,529,861
                                                                                                                 ---------------
                                                                                                                       9,499,884
                                                                                                                 ---------------
                  FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.1%
         250,000  Scotts Miracle-Gro (The) Co.....................................      4.50%        10/15/29            203,000
       1,000,000  Scotts Miracle-Gro (The) Co.....................................      4.00%        04/01/31            767,500
                                                                                                                 ---------------
                                                                                                                         970,500
                                                                                                                 ---------------
                  FINANCIAL EXCHANGES & DATA -- 0.0%
         750,000  MSCI, Inc. (a)..................................................      4.00%        11/15/29            652,500
                                                                                                                 ---------------
                  FOOD DISTRIBUTORS -- 0.1%
       1,397,000  US Foods, Inc. (a)..............................................      4.75%        02/15/29          1,240,562
                                                                                                                 ---------------
                  HEALTH CARE EQUIPMENT -- 0.3%
       3,471,000  Baxter International, Inc.......................................      1.32%        11/29/24          3,194,844
       1,435,000  Embecta Corp. (a)...............................................      5.00%        02/15/30          1,232,134
         300,000  Teleflex, Inc. (a)..............................................      4.25%        06/01/28            273,235
                                                                                                                 ---------------
                                                                                                                       4,700,213
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTH CARE FACILITIES -- 6.1%
$      1,000,000  Acadia Healthcare Co., Inc. (a).................................      5.50%        07/01/28    $       929,140
       1,290,000  Acadia Healthcare Co., Inc. (a).................................      5.00%        04/15/29          1,156,457
       3,652,000  CHS/Community Health Systems, Inc. (a)..........................      5.25%        05/15/30          2,536,113
       2,284,000  Encompass Health Corp...........................................      5.75%        09/15/25          2,264,989
       1,300,000  Encompass Health Corp...........................................      4.50%        02/01/28          1,166,620
       6,080,000  Encompass Health Corp...........................................      4.75%        02/01/30          5,170,371
         500,000  Encompass Health Corp...........................................      4.63%        04/01/31            418,005
       3,840,000  HCA, Inc........................................................      5.88%        02/15/26          3,805,287
       1,324,000  HCA, Inc........................................................      5.38%        09/01/26          1,288,524
       3,000,000  HCA, Inc........................................................      3.50%        09/01/30          2,494,905
      26,514,000  Select Medical Corp. (a) (b)....................................      6.25%        08/15/26         25,191,084
      10,005,000  Tenet Healthcare Corp. (a)......................................      4.88%        01/01/26          9,448,822
       9,689,000  Tenet Healthcare Corp. (a) (b)..................................      5.13%        11/01/27          8,948,082
       4,850,000  Tenet Healthcare Corp. (a)......................................      4.63%        06/15/28          4,276,601
      33,352,000  Tenet Healthcare Corp. (a) (b)..................................      6.13%        10/01/28         28,987,057
                                                                                                                 ---------------
                                                                                                                      98,082,057
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 2.9%
      24,415,000  DaVita, Inc. (a) (b)............................................      4.63%        06/01/30         19,074,707
         908,000  DaVita, Inc. (a)................................................      3.75%        02/15/31            661,687
      25,976,000  Global Medical Response, Inc. (a) (b)...........................      6.50%        10/01/25         20,709,756
         718,000  ModivCare Escrow Issuer, Inc. (a)...............................      5.00%        10/01/29            612,027
       5,022,000  Pediatrix Medical Group, Inc. (a)...............................      5.38%        02/15/30          4,326,076
         100,000  Service Corp. International.....................................      3.38%        08/15/30             80,968
                                                                                                                 ---------------
                                                                                                                      45,465,221
                                                                                                                 ---------------
                  HEALTH CARE SUPPLIES -- 1.9%
         200,000  180 Medical, Inc. (a)...........................................      3.88%        10/15/29            169,292
      25,872,000  Medline Borrower L.P. (a).......................................      3.88%        04/01/29         21,257,729
      10,908,000  Medline Borrower L.P. (a) (b)...................................      5.25%        10/01/29          8,513,585
         770,000  Owens & Minor, Inc. (a).........................................      4.50%        03/31/29            597,668
                                                                                                                 ---------------
                                                                                                                      30,538,274
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 2.8%
      15,722,000  AthenaHealth Group, Inc. (a)....................................      6.50%        02/15/30         12,271,335
       4,503,000  HealthEquity, Inc. (a)..........................................      4.50%        10/01/29          3,968,269
      27,758,000  Verscend Escrow Corp. (a) (b)...................................      9.75%        08/15/26         27,873,196
                                                                                                                 ---------------
                                                                                                                      44,112,800
                                                                                                                 ---------------
                  HOTELS, RESORTS & CRUISE LINES -- 0.3%
         706,000  Boyne USA, Inc. (a).............................................      4.75%        05/15/29            619,314
       4,898,000  Midwest Gaming Borrower LLC / Midwest Gaming Finance
                     Corp. (a)....................................................      4.88%        05/01/29          4,157,281
         711,000  Wyndham Hotels & Resorts, Inc. (a)..............................      4.38%        08/15/28            630,444
         125,000  XHR L.P. (a)....................................................      4.88%        06/01/29            108,045
                                                                                                                 ---------------
                                                                                                                       5,515,084
                                                                                                                 ---------------
                  HOUSEHOLD PRODUCTS -- 0.2%
         200,000  Central Garden & Pet Co.........................................      4.13%        10/15/30            165,595
       2,154,000  Energizer Holdings, Inc. (a)....................................      6.50%        12/31/27          1,973,549
       1,350,000  Energizer Holdings, Inc. (a)....................................      4.38%        03/31/29          1,090,125
                                                                                                                 ---------------
                                                                                                                       3,229,269
                                                                                                                 ---------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
      10,427,000  Calpine Corp. (a) (b)...........................................      5.13%        03/15/28          9,265,092
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  INDUSTRIAL MACHINERY -- 0.4%
$      5,573,000  Gates Global LLC / Gates Corp. (a)..............................      6.25%        01/15/26    $     5,362,591
         250,000  Roller Bearing Co. of America, Inc. (a).........................      4.38%        10/15/29            219,683
                                                                                                                 ---------------
                                                                                                                       5,582,274
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 13.0%
      38,556,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                     Co-Issuer (a) (b)............................................      6.75%        10/15/27         35,224,569
       1,790,000  Alliant Holdings Intermediate LLC / Alliant Holdings
                     Co-Issuer (a)................................................      5.88%        11/01/29          1,513,736
      54,652,000  AmWINS Group, Inc. (a) (b)......................................      4.88%        06/30/29         46,884,056
      25,001,000  AssuredPartners, Inc. (a) (b)...................................      7.00%        08/15/25         23,987,976
      36,774,000  AssuredPartners, Inc. (a) (b)...................................      5.63%        01/15/29         30,277,137
       8,120,000  BroadStreet Partners, Inc. (a) (b)..............................      5.88%        04/15/29          6,542,969
       3,761,000  GTCR AP Finance, Inc. (a).......................................      8.00%        05/15/27          3,586,919
      46,507,000  HUB International Ltd. (a) (b)..................................      7.00%        05/01/26         46,011,468
      14,730,000  HUB International Ltd. (a)......................................      5.63%        12/01/29         12,649,314
         535,000  USI, Inc. (a)...................................................      6.88%        05/01/25            520,065
                                                                                                                 ---------------
                                                                                                                     207,198,209
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
         500,000  Ciena Corp. (a).................................................      4.00%        01/31/30            420,807
       1,910,000  Zayo Group Holdings, Inc. (a)...................................      4.00%        03/01/27          1,459,007
      25,891,000  Zayo Group Holdings, Inc. (a) (b)...............................      6.13%        03/01/28         17,269,297
                                                                                                                 ---------------
                                                                                                                      19,149,111
                                                                                                                 ---------------
                  INTERACTIVE HOME ENTERTAINMENT -- 0.2%
       4,601,000  Playtika Holding Corp. (a)......................................      4.25%        03/15/29          3,841,698
                                                                                                                 ---------------
                  INTERACTIVE MEDIA & SERVICES -- 0.0%
         500,000  Match Group Holdings II LLC (a).................................      4.63%        06/01/28            446,125
                                                                                                                 ---------------
                  INTERNET & DIRECT MARKETING RETAIL -- 1.1%
      20,909,000  Cars.com, Inc. (a) (b)..........................................      6.38%        11/01/28         18,148,176
                                                                                                                 ---------------
                  INVESTMENT BANKING & BROKERAGE -- 0.1%
       1,455,000  LPL Holdings, Inc. (a)..........................................      4.63%        11/15/27          1,342,203
                                                                                                                 ---------------
                  IT CONSULTING & OTHER SERVICES -- 0.0%
         250,000  Gartner, Inc. (a)...............................................      4.50%        07/01/28            232,186
         250,000  Gartner, Inc. (a)...............................................      3.75%        10/01/30            210,737
                                                                                                                 ---------------
                                                                                                                         442,923
                                                                                                                 ---------------
                  LEISURE FACILITIES -- 0.1%
         250,000  Cedar Fair L.P..................................................      5.25%        07/15/29            220,314
         850,000  Cedar Fair L.P. / Canada's Wonderland Co. / Magnum
                     Management Corp. / Millennium Op.............................      5.38%        04/15/27            802,413
         717,000  SeaWorld Parks & Entertainment, Inc. (a)........................      5.25%        08/15/29            617,712
                                                                                                                 ---------------
                                                                                                                       1,640,439
                                                                                                                 ---------------
                  MANAGED HEALTH CARE -- 1.5%
       7,782,000  Centene Corp....................................................      4.25%        12/15/27          7,200,451
       1,000,000  Molina Healthcare, Inc. (a).....................................      4.38%        06/15/28            898,430
         100,000  Molina Healthcare, Inc. (a).....................................      3.88%        11/15/30             85,241
       6,523,000  MPH Acquisition Holdings LLC (a) (b)............................      5.50%        09/01/28          5,648,967
      12,124,000  MPH Acquisition Holdings LLC (a) (b)............................      5.75%        11/01/28          9,399,814
                                                                                                                 ---------------
                                                                                                                      23,232,903
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  METAL & GLASS CONTAINERS -- 1.3%
$     10,648,000  Ball Corp.......................................................      2.88%        08/15/30    $     8,287,338
       3,864,000  Berry Global, Inc. (a)..........................................      4.50%        02/15/26          3,599,219
         981,000  Berry Global, Inc. (a)..........................................      5.63%        07/15/27            931,803
         175,000  Crown Americas LLC (a)..........................................      5.25%        04/01/30            160,350
       6,050,000  Owens-Brockway Glass Container, Inc. (a) (b)....................      6.38%        08/15/25          5,670,363
       2,200,000  Silgan Holdings, Inc............................................      4.13%        02/01/28          2,018,742
                                                                                                                 ---------------
                                                                                                                      20,667,815
                                                                                                                 ---------------
                  MOVIES & ENTERTAINMENT -- 0.7%
       5,494,000  Live Nation Entertainment, Inc. (a).............................      5.63%        03/15/26          5,254,242
         523,000  Live Nation Entertainment, Inc. (a).............................      6.50%        05/15/27            522,876
       5,895,000  Live Nation Entertainment, Inc. (a).............................      4.75%        10/15/27          5,253,683
       1,000,000  WMG Acquisition Corp. (a).......................................      3.00%        02/15/31            782,410
                                                                                                                 ---------------
                                                                                                                      11,813,211
                                                                                                                 ---------------
                  PACKAGED FOODS & MEATS -- 0.6%
       2,190,000  B&G Foods, Inc..................................................      5.25%        04/01/25          1,995,758
         750,000  Performance Food Group, Inc. (a)................................      5.50%        10/15/27            710,891
       2,116,000  Post Holdings, Inc. (a).........................................      5.75%        03/01/27          2,050,764
       4,434,000  Post Holdings, Inc. (a).........................................      5.63%        01/15/28          4,151,111
                                                                                                                 ---------------
                                                                                                                       8,908,524
                                                                                                                 ---------------
                  PAPER PACKAGING -- 2.5%
      30,696,000  Graham Packaging Co., Inc. (a) (b)..............................      7.13%        08/15/28         25,207,485
       2,000,000  Graphic Packaging International LLC (a).........................      3.50%        03/15/28          1,732,298
       1,000,000  Graphic Packaging International LLC (a).........................      3.50%        03/01/29            846,184
      11,095,000  Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group
                     Issuer LLC (a)...............................................      4.00%        10/15/27          9,931,134
         420,000  Pactiv LLC......................................................      7.95%        12/15/25            391,663
         376,000  Sealed Air Corp. (a)............................................      5.50%        09/15/25            368,969
       1,434,000  Sealed Air Corp. (a)............................................      5.00%        04/15/29          1,310,067
                                                                                                                 ---------------
                                                                                                                      39,787,800
                                                                                                                 ---------------
                  PERSONAL PRODUCTS -- 0.1%
         250,000  Prestige Brands, Inc. (a).......................................      5.13%        01/15/28            232,726
         750,000  Prestige Brands, Inc. (a).......................................      3.75%        04/01/31            603,131
                                                                                                                 ---------------
                                                                                                                         835,857
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.6%
         500,000  Catalent Pharma Solutions, Inc. (a).............................      5.00%        07/15/27            470,270
         250,000  Catalent Pharma Solutions, Inc. (a).............................      3.13%        02/15/29            204,942
         950,000  Charles River Laboratories International, Inc. (a)..............      4.25%        05/01/28            865,497
       1,000,000  Charles River Laboratories International, Inc. (a)..............      3.75%        03/15/29            862,410
       1,000,000  Charles River Laboratories International, Inc. (a)..............      4.00%        03/15/31            842,538
       1,333,000  Emergent BioSolutions, Inc. (a).................................      3.88%        08/15/28            800,285
       4,343,000  Horizon Therapeutics USA, Inc. (a) (b)..........................      5.50%        08/01/27          4,190,713
         800,000  IQVIA, Inc. (a).................................................      5.00%        10/15/26            764,664
       1,278,000  IQVIA, Inc. (a).................................................      5.00%        05/15/27          1,219,538
                                                                                                                 ---------------
                                                                                                                      10,220,857
                                                                                                                 ---------------
                  REAL ESTATE SERVICES -- 0.0%
         290,000  Tri Pointe Homes, Inc...........................................      5.25%        06/01/27            250,039
         500,000  Tri Pointe Homes, Inc...........................................      5.70%        06/15/28            428,310
                                                                                                                 ---------------
                                                                                                                         678,349
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  RESEARCH & CONSULTING SERVICES -- 0.5%
$        325,000  Clarivate Science Holdings Corp. (a)............................      4.88%        07/01/29    $       272,018
      12,324,000  CoreLogic, Inc. (a) (b).........................................      4.50%        05/01/28          8,314,849
                                                                                                                 ---------------
                                                                                                                       8,586,867
                                                                                                                 ---------------
                  RESTAURANTS -- 0.6%
         661,000  Brinker International, Inc. (a).................................      5.00%        10/01/24            642,101
       9,310,000  IRB Holding Corp. (a) (b).......................................      7.00%        06/15/25          9,315,493
                                                                                                                 ---------------
                                                                                                                       9,957,594
                                                                                                                 ---------------
                  SECURITY & ALARM SERVICES -- 0.2%
       1,200,000  Brink's (The) Co. (a)...........................................      5.50%        07/15/25          1,166,574
       2,061,000  Brink's (The) Co. (a)...........................................      4.63%        10/15/27          1,909,815
                                                                                                                 ---------------
                                                                                                                       3,076,389
                                                                                                                 ---------------
                  SEMICONDUCTORS -- 0.1%
       1,000,000  Qorvo, Inc. (a).................................................      3.38%        04/01/31            754,690
                                                                                                                 ---------------
                  SPECIALIZED CONSUMER SERVICES -- 0.3%
       4,000,000  Aramark Services, Inc. (a)......................................      6.38%        05/01/25          3,967,560
       1,055,000  Aramark Services, Inc. (a)......................................      5.00%        02/01/28            965,214
         775,000  Carriage Services, Inc. (a).....................................      4.25%        05/15/29            597,556
                                                                                                                 ---------------
                                                                                                                       5,530,330
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.1%
       1,776,000  Park Intermediate Holdings LLC / PK Domestic Property LLC /
                     PK Finance Co-Issuer (a).....................................      4.88%        05/15/29          1,519,190
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.5%
       8,157,000  Avantor Funding, Inc. (a).......................................      4.63%        07/15/28          7,386,857
         500,000  Axalta Coating Systems LLC (a)..................................      3.38%        02/15/29            414,320
         250,000  HB Fuller Co....................................................      4.25%        10/15/28            216,610
                                                                                                                 ---------------
                                                                                                                       8,017,787
                                                                                                                 ---------------
                  SPECIALTY STORES -- 0.0%
         350,000  PetSmart, Inc. / PetSmart Finance Corp. (a).....................      4.75%        02/15/28            320,253
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 3.5%
       8,407,000  Boxer Parent Co., Inc. (a) (b)..................................      9.13%        03/01/26          8,042,216
       2,500,000  Crowdstrike Holdings, Inc.......................................      3.00%        02/15/29          2,113,470
       4,204,000  Oracle Corp.....................................................      6.50%        04/15/38          4,044,730
         250,000  PTC, Inc. (a)...................................................      3.63%        02/15/25            237,368
      41,967,000  SS&C Technologies, Inc. (a) (b).................................      5.50%        09/30/27         39,145,380
       1,600,000  VMware, Inc.....................................................      1.00%        08/15/24          1,475,516
                                                                                                                 ---------------
                                                                                                                      55,058,680
                                                                                                                 ---------------
                  TECHNOLOGY DISTRIBUTORS -- 0.0%
         750,000  CDW LLC / CDW Finance Corp......................................      3.25%        02/15/29            614,865
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.7%
       2,715,000  SRS Distribution, Inc. (a)......................................      6.13%        07/01/29          2,213,027
       9,816,000  SRS Distribution, Inc. (a) (b)..................................      6.00%        12/01/29          8,026,592
         127,000  United Rentals North America, Inc...............................      5.50%        05/15/27            123,037
                                                                                                                 ---------------
                                                                                                                      10,362,656
                                                                                                                 ---------------
                  TRUCKING -- 0.3%
       6,481,000  Hertz (The) Corp. (a)...........................................      4.63%        12/01/26          5,534,709
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
$        500,000  SBA Communications Corp.........................................      3.88%        02/15/27    $       452,187
                                                                                                                 ---------------
                  TOTAL CORPORATE BONDS AND NOTES..............................................................    1,232,220,528
                  (Cost $1,412,569,000)                                                                          ---------------

FOREIGN CORPORATE BONDS AND NOTES -- 8.0%
                  APPLICATION SOFTWARE -- 1.1%
       4,318,000  ION Trading Technologies S.A.R.L. (a)...........................      5.75%        05/15/28          3,439,115
      11,860,000  Open Text Corp. (a).............................................      3.88%        02/15/28         10,175,524
       4,892,000  Open Text Corp. (a).............................................      3.88%        12/01/29          3,906,482
                                                                                                                 ---------------
                                                                                                                      17,521,121
                                                                                                                 ---------------
                  AUTO PARTS & EQUIPMENT -- 0.3%
       4,432,000  Clarios Global L.P. / Clarios US Finance Co. (a)................      8.50%        05/15/27          4,371,126
                                                                                                                 ---------------
                  BUILDING PRODUCTS -- 1.2%
      15,022,000  Cemex SAB de C.V. (a) (b).......................................      7.38%        06/05/27         14,907,082
       1,304,000  Cemex SAB de C.V. (a)...........................................      5.45%        11/19/29          1,140,494
       2,000,000  Cemex SAB de C.V. (a)...........................................      5.20%        09/17/30          1,704,730
       1,000,000  Masonite International Corp. (a)................................      5.38%        02/01/28            916,890
                                                                                                                 ---------------
                                                                                                                      18,669,196
                                                                                                                 ---------------
                  CABLE & SATELLITE -- 0.0%
         250,000  Virgin Media Finance PLC (a)....................................      5.00%        07/15/30            200,813
                                                                                                                 ---------------
                  CASINOS & GAMING -- 0.0%
         500,000  International Game Technology PLC (a)...........................      5.25%        01/15/29            460,037
                                                                                                                 ---------------
                  DATA PROCESSING & OUTSOURCED SERVICES -- 0.7%
      15,159,000  Paysafe Finance PLC / Paysafe Holdings US Corp. (a) (b).........      4.00%        06/15/29         10,860,741
                                                                                                                 ---------------
                  ELECTRICAL COMPONENTS & EQUIPMENT -- 0.0%
         500,000  Sensata Technologies B.V. (a)...................................      4.00%        04/15/29            421,903
                                                                                                                 ---------------
                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.7%
         500,000  GFL Environmental, Inc. (a).....................................      5.13%        12/15/26            476,720
       9,173,000  GFL Environmental, Inc. (a) (b).................................      4.00%        08/01/28          7,959,137
       1,784,000  GFL Environmental, Inc. (a).....................................      4.75%        06/15/29          1,558,926
       1,000,000  GFL Environmental, Inc. (a).....................................      4.38%        08/15/29            848,485
                                                                                                                 ---------------
                                                                                                                      10,843,268
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.0%
       2,989,000  Altice France S.A. (a)..........................................      5.50%        01/15/28          2,404,232
         500,000  Altice France S.A. (a)..........................................      5.13%        07/15/29            377,500
      17,387,000  Altice France S.A. (a) (b)......................................      5.50%        10/15/29         13,291,058
                                                                                                                 ---------------
                                                                                                                      16,072,790
                                                                                                                 ---------------
                  LIFE SCIENCES TOOLS & SERVICES -- 0.1%
       2,604,000  Grifols Escrow Issuer S.A. (a)..................................      4.75%        10/15/28          2,037,825
                                                                                                                 ---------------
                  METAL & GLASS CONTAINERS -- 0.1%
         200,000  Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                     Inc. (a).....................................................      4.13%        08/15/26            173,411
       1,403,000  Trivium Packaging Finance B.V. (a)..............................      5.50%        08/15/26          1,291,167
                                                                                                                 ---------------
                                                                                                                       1,464,578
                                                                                                                 ---------------
                  PHARMACEUTICALS -- 0.0%
         286,000  Jazz Securities DAC (a).........................................      4.38%        01/15/29            254,546
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  RESEARCH & CONSULTING SERVICES -- 0.2%
$      3,774,000  Camelot Finance S.A. (a)........................................      4.50%        11/01/26    $     3,535,686
                                                                                                                 ---------------
                  RESTAURANTS -- 1.6%
       2,674,000  1011778 BC ULC / New Red Finance, Inc. (a)......................      4.38%        01/15/28          2,362,559
      27,458,000  1011778 BC ULC / New Red Finance, Inc. (a)......................      4.00%        10/15/30         22,284,913
                                                                                                                 ---------------
                                                                                                                      24,647,472
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.0%
         710,000  Ardagh Metal Packaging Finance USA LLC / Ardagh Metal
                     Packaging Finance PLC (a)....................................      6.00%        06/15/27            682,388
                                                                                                                 ---------------
                  SPECIALTY CHEMICALS -- 0.1%
       1,000,000  Axalta Coating Systems LLC / Axalta Coating Systems Dutch
                     Holding B B.V. (a)...........................................      4.75%        06/15/27            913,829
                                                                                                                 ---------------
                  TRADING COMPANIES & DISTRIBUTORS -- 0.9%
       6,779,000  VistaJet Malta Finance PLC / XO Management Holding,
                     Inc. (a).....................................................      7.88%        05/01/27          6,149,977
       9,742,000  VistaJet Malta Finance PLC / XO Management Holding,
                     Inc. (a).....................................................      6.38%        02/01/30          8,128,822
                                                                                                                 ---------------
                                                                                                                      14,278,799
                                                                                                                 ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................................      127,236,118
                  (Cost $143,703,259)                                                                            ---------------



   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (c)     MATURITY (d)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 18.2%

                  APPLICATION SOFTWARE -- 11.8%
       3,000,000  Epicor Software Corp., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 7.75%, 1.00% Floor.........................................     11.50%        07/30/28          2,933,430
      21,340,414  Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo.
                     LIBOR + 4.00%, 0.75% Floor...................................      7.67%        10/01/27         20,237,755
      23,370,911  Greeneden U.S. Holdings II LLC (Genesys Telecommunications
                  Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR +
                     4.00%, 0.75% Floor...........................................      7.75%        12/01/27         22,742,935
      15,752,668  Hyland Software, Inc., Term Loan (Second Lien), 1 Mo. LIBOR
                     + 6.25%, 0.75% Floor.........................................     10.00%        07/10/25         15,073,413
      14,748,363  Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%,
                     0.75% Floor..................................................      7.25%        07/01/24         14,367,412
      21,085,227  Internet Brands, Inc. (WebMD/MH Sub I LLC), 2020 June New
                     Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor..................      7.50%        09/15/24         20,272,602
      24,168,650  Internet Brands, Inc. (WebMD/MH Sub I LLC), Initial Term
                     Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor.......................      7.50%        09/13/24         23,232,115
      19,021,355  Internet Brands, Inc. (WebMD/MH Sub I LLC), Term Loan
                     (Second Lien), 1 Mo. SOFR + 6.25%, 0.00% Floor...............      9.98%        02/23/29         17,380,763
       1,048,645  ION Trading Technologies Ltd., Term Loan B, 3 Mo. LIBOR +
                     4.75%, 0.00% Floor...........................................      8.42%        04/01/28            972,839
      14,947,479  LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 1 Mo. LIBOR
                     + 4.75%, 0.00% Floor.........................................      8.32%        08/31/27          9,391,949
       8,944,728  RealPage, Inc., Term Loan (Second Lien), 1 Mo. LIBOR +
                     6.50%, 0.75% Floor...........................................     10.25%        04/22/29          8,586,939
      33,933,813  SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR +
                     2.75%, 0.00% Floor...........................................      6.50%        02/05/24         33,563,625
                                                                                                                 ---------------
                                                                                                                     188,755,777
                                                                                                                 ---------------


Page 16                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022



   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (c)     MATURITY (d)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ASSET MANAGEMENT & CUSTODY BANKS -- 0.4%
$      7,000,000  Edelman Financial Engines Center LLC, Term Loan (Second
                     Lien), 1 Mo. LIBOR + 6.75%, 0.00% Floor......................     10.50%        07/20/26    $     6,308,750
                                                                                                                 ---------------
                  EDUCATION SERVICES -- 0.0%
         357,709  Ascensus Holdings, Inc. (Mercury), Term Loan (Second Lien),
                     3 Mo. LIBOR + 6.50%, 0.50% Floor.............................     10.25%        08/02/29            316,572
                                                                                                                 ---------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
       7,457,910  Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%,
                     0.00% Floor..................................................      7.00%        08/20/25          6,617,030
                                                                                                                 ---------------
                  HEALTH CARE FACILITIES -- 0.1%
       1,366,000  Select Medical Corp., Term Loan B, 1 Mo. LIBOR + 2.50%,
                     0.00% Floor..................................................      6.26%        03/06/25          1,326,304
                                                                                                                 ---------------
                  HEALTH CARE SERVICES -- 0.4%
       1,033,511  SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo.
                     LIBOR + 4.75%, 0.75% Floor...................................      9.16%        02/28/28            917,241
       3,401,788  Sevita (National Mentor Holdings, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      7.51%        03/01/28          2,412,174
       4,203,145  Sevita (National Mentor Holdings, Inc.), Term Loan B, 3 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      7.43%        03/01/28          2,980,408
         232,765  Sevita (National Mentor Holdings, Inc.), Term Loan C, 3 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      7.43%        03/01/28            165,051
                                                                                                                 ---------------
                                                                                                                       6,474,874
                                                                                                                 ---------------
                  HEALTH CARE TECHNOLOGY -- 2.4%
       8,061,732  Ciox Health (Healthport/CT Technologies Intermediate Holdings,
                  Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75%
                     Floor........................................................      8.00%        12/16/25          7,376,485
       2,249,672  Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo.
                     LIBOR + 4.00%, 0.00% Floor...................................      7.75%        10/23/26          2,183,600
       1,333,209  Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 1 Mo.
                     LIBOR + 3.75%, 0.75% Floor...................................      7.50%        07/25/26          1,239,884
      28,037,446  Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1,
                     1 Mo. LIBOR + 4.00%, 0.00% Floor.............................      7.75%        08/27/25         27,651,932
                                                                                                                 ---------------
                                                                                                                      38,451,901
                                                                                                                 ---------------
                  INSURANCE BROKERS -- 0.2%
           8,830  HUB International Ltd., New Term Loan B-3, 2 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      7.23%        04/25/25              8,663
       3,461,509  HUB International Ltd., New Term Loan B-3, 3 Mo. LIBOR +
                     3.25%, 0.75% Floor...........................................      7.53%        04/25/25          3,395,809
                                                                                                                 ---------------
                                                                                                                       3,404,472
                                                                                                                 ---------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.3%
       3,258,316  Numericable (Altice France S.A. or SFR), Term Loan B-13,
                     3 Mo. LIBOR + 4.00%, 0.00% Floor.............................      6.91%        08/14/26          2,978,655
       1,894,000  Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo.
                     LIBOR + 3.00%, 0.00% Floor...................................      6.75%        03/09/27          1,530,352
                                                                                                                 ---------------
                                                                                                                       4,509,007
                                                                                                                 ---------------
                  RESTAURANTS -- 0.1%
       1,882,659  Portillo's Holdings LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%,
                     1.00% Floor..................................................      9.25%        09/06/24          1,854,419
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022



   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (c)     MATURITY (d)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALIZED CONSUMER SERVICES -- 0.7%
$     15,966,625  Asurion LLC, Term Loan B-3 (Second Lien), 1 Mo. LIBOR +
                     5.25%, 0.00% Floor...........................................      9.00%        01/31/28    $    11,186,696
                                                                                                                 ---------------
                  SPECIALIZED FINANCE -- 0.4%
       2,531,317  WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B,
                     1 Mo. LIBOR + 4.00%, 1.00% Floor.............................      7.75%        01/08/27          2,393,690
       4,196,604  WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B,
                     3 Mo. LIBOR + 4.00%, 1.00% Floor.............................      7.67%        01/08/27          3,968,434
                                                                                                                 ---------------
                                                                                                                       6,362,124
                                                                                                                 ---------------
                  SYSTEMS SOFTWARE -- 1.0%
       1,221,902  Applied Systems, Inc., Term Loan (Second Lien), 3 Mo. LIBOR
                     + 5.50%, 0.75% Floor.........................................      9.17%        09/19/25          1,196,450
       5,948,782  BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement
                     Dollar Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor...........      7.50%        10/02/25          5,709,344
       9,169,954  Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term
                     Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor.....................      6.87%        06/13/24          8,270,748
                                                                                                                 ---------------
                                                                                                                      15,176,542
                                                                                                                 ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................      290,744,468
                  (Cost $313,087,849)                                                                            ---------------



     SHARES                                                 DESCRIPTION                                               VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.1%
                  PHARMACEUTICALS -- 0.1%
         259,956  Akorn, Inc. (e) (f)..........................................................................        1,559,736
                  (Cost $2,979,179)                                                                              ---------------

WARRANTS -- 0.0%
                  MOVIES & ENTERTAINMENT -- 0.0%
         828,940  Cineworld Group PLC, expiring 11/23/25 (e) (g)...............................................           47,532
                  (Cost $0)                                                                                      ---------------

RIGHTS -- 0.0%
                  ELECTRIC UTILITIES -- 0.0%
           1,629  Vistra Energy Corp., no expiration date (e) (g)..............................................            1,955
                  (Cost $2,830)                                                                                  ---------------

MONEY MARKET FUNDS -- 0.5%
       7,723,711  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.85% (h).................................................................................        7,723,711
                  (Cost $7,723,711)                                                                              ---------------

                  TOTAL INVESTMENTS -- 103.9%..................................................................    1,659,534,048
                  (Cost $1,880,065,828)                                                                          ---------------

                  BORROWINGS -- (7.2)%.........................................................................     (115,708,737)
                  NET OTHER ASSETS AND LIABILITIES -- 3.3%.....................................................       52,833,624
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.........................................................................  $ 1,596,658,935
                                                                                                                 ===============


Page 18                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P.
      ("First Trust" or the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted
      as such amounted to $1,239,037,133 or 77.6% of net assets.

(b)   This security or a portion of this security is segregated as collateral for borrowings.

(c)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury's Office of Financial Research, (iii)
      the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(d)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e)   Non-income producing security.

(f)   Security received in a transaction exempt from registration under the 1933
      Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note
      2F - Restricted Securities in the Notes to Financial Statements).

(g)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(h)   Rate shown reflects yield as of October 31, 2022.

LIBOR - London Interbank Offered Rate
SOFR  - Secured Overnight Financing Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2022          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds and Notes*.........................  $ 1,232,220,528   $            --   $ 1,232,220,528   $            --
Foreign Corporate Bonds and Notes*.................      127,236,118                --       127,236,118                --
Senior Floating-Rate Loan Interests*...............      290,744,468                --       290,744,468                --
Common Stocks*.....................................        1,559,736                --         1,559,736                --
Warrants*..........................................           47,532                --            47,532                --
Rights*............................................            1,955                --             1,955                --
Money Market Funds.................................        7,723,711         7,723,711                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments..................................  $ 1,659,534,048   $     7,723,711   $ 1,651,810,337  $             --
                                                     ===============   ===============   ===============   ===============


* See Portfolio of Investments for industry breakout.

                         See Notes to Financial Statements               Page 19


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value.....................................................    $ 1,659,534,048
Cash......................................................................            230,727
Receivables:
   Investment securities sold.............................................         38,058,429
   Interest...............................................................         26,049,501
   Capital shares sold....................................................             19,740
   Dividends..............................................................             13,238
                                                                              ---------------
   Total Assets...........................................................      1,723,905,683
                                                                              ---------------
LIABILITIES:
Borrowings................................................................        115,708,737
Payables:
   Capital shares redeemed ...............................................          7,895,778
   Investment securities purchased........................................          2,206,250
   Investment advisory fees...............................................          1,283,832
   Margin interest expense................................................            152,151
                                                                              ---------------
   Total Liabilities......................................................        127,246,748
                                                                              ---------------
NET ASSETS................................................................    $ 1,596,658,935
                                                                              ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $ 1,983,636,171
Par value.................................................................            404,500
Accumulated distributable earnings (loss).................................       (387,381,736)
                                                                              ---------------
NET ASSETS................................................................    $ 1,596,658,935
                                                                              ===============
NET ASSET VALUE, per share................................................    $         39.47
                                                                              ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         40,450,002
                                                                              ---------------
Investments, at cost......................................................    $ 1,880,065,828
                                                                              ===============


Page 20                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Interest..................................................................    $   140,084,711
Margin interest rebate....................................................            710,938
Dividends.................................................................             64,818
                                                                              ---------------
   Total investment income................................................        140,860,467
                                                                              ---------------
EXPENSES:
Investment advisory fees..................................................         18,193,995
Margin interest expense...................................................          6,141,166
                                                                              ---------------
   Total expenses.........................................................         24,335,161
                                                                              ---------------
NET INVESTMENT INCOME (LOSS)..............................................        116,525,306
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................       (116,465,162)
   Investments sold short.................................................             13,544
                                                                              ---------------
Net realized gain (loss)..................................................       (116,451,618)
                                                                              ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................       (241,531,702)
   Investments sold short.................................................            (10,087)
   Unfunded loan commitments..............................................              2,897
                                                                              ---------------
Net change in unrealized appreciation (depreciation)......................       (241,538,892)
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (357,990,510)
                                                                              ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $  (241,465,204)
                                                                              ===============


                        See Notes to Financial Statements                Page 21


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR                 YEAR
                                                                                   ENDED                ENDED
                                                                                10/31/2022           10/31/2021
                                                                              ---------------      ---------------
OPERATIONS:
Net investment income (loss)..............................................    $   116,525,306      $   116,232,335
Net realized gain (loss)..................................................       (116,451,618)          16,759,767
Net change in unrealized appreciation (depreciation)......................       (241,538,892)          18,501,627
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting from operations...........       (241,465,204)         151,493,729
                                                                              ---------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................       (121,509,986)        (123,580,505)
Return of capital.........................................................         (5,652,770)                  --
                                                                              ---------------      ---------------
Total distributions to shareholders.......................................       (127,162,756)        (123,580,505)
                                                                              ---------------      ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................        249,122,772          406,718,627
Cost of shares redeemed...................................................       (590,275,979)        (102,317,490)
                                                                              ---------------      ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................................       (341,153,207)         304,401,137
                                                                              ---------------      ---------------
Total increase (decrease) in net assets...................................       (709,781,167)         332,314,361

NET ASSETS:
Beginning of period.......................................................      2,306,440,102        1,974,125,741
                                                                              ---------------      ---------------
End of period.............................................................    $ 1,596,658,935      $ 2,306,440,102
                                                                              ===============      ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................         48,300,002           42,000,002
Shares sold...............................................................          5,700,000            8,400,000
Shares redeemed...........................................................        (13,550,000)          (2,100,000)
                                                                              ---------------      ---------------
Shares outstanding, end of period.........................................         40,450,002           48,300,002
                                                                              ===============      ===============


Page 22                 See Notes to Financial Statements


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2022


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...........   $  (241,465,204)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments............................................     (1,686,255,429)
      Borrowed investments sold short.....................................      3,493,500,557
      Cost to cover short positions.......................................     (3,789,665,405)
      Sales, maturities and paydowns of investments.......................      2,213,172,143
      Net amortization/accretion of premiums/discounts on investments.....            743,040
      Net realized gain/loss on investments...............................        116,465,162
      Net realized gain/loss on investments sold short....................            (13,544)
      Net change in unrealized appreciation/depreciation on investments and
         unfunded loan commitments........................................        241,528,805
      Net change in unrealized appreciation/depreciation on investments
         sold short.......................................................             10,087

CHANGES IN ASSETS AND LIABILITIES
      Decrease in interest receivable.....................................          1,044,565
      Increase in dividends receivable....................................            (13,164)
      Increase in margin interest expense payable.........................             23,941
      Decrease in investment advisory fees payable........................           (585,257)
                                                                              ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.....................................                         $   348,490,297
                                                                                                   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold...........................................        249,103,033
      Cost of shares redeemed.............................................       (582,380,201)
      Distributions to shareholders from investment operations............       (121,509,986)
      Distributions to shareholders from return of capital................         (5,652,770)
      Net proceeds from borrowings........................................        112,055,810
                                                                              ---------------
CASH USED IN FINANCING ACTIVITIES.........................................                            (348,384,114)
                                                                                                   ---------------
Decrease in cash and restricted cash......................................                                 106,183
Cash and restricted cash at beginning of period...........................                                 124,544
                                                                                                   ---------------
CASH AND RESTRICTED CASH AT END OF PERIOD.................................                         $       230,727
                                                                                                   ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest..................................                         $     6,117,225
                                                                                                   ===============
CASH AND RESTRICTED CASH RECONCILIATION:
      Cash................................................................    $       230,727
      Restricted Cash.....................................................                 --
                                                                              ---------------
CASH AND RESTRICTED CASH AT END OF PERIOD:................................                         $       230,727
                                                                                                   ===============


                        See Notes to Financial Statements                Page 23


FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                            YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------
                                                       2022           2021           2020           2019           2018
                                                   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                $    47.75     $    47.00     $    48.06     $    47.02     $    48.95
                                                    ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              2.63           2.47           2.33           2.49           2.52
Net realized and unrealized gain (loss)                  (8.00)          0.91          (1.00)          1.13          (1.76)
                                                    ----------     ----------     ----------     ----------     ----------
Total from investment operations                         (5.37)          3.38           1.33           3.62           0.76
                                                    ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                    (2.78)         (2.63)         (2.39)         (2.56)         (2.69)
Return of capital                                        (0.13)            --             --          (0.02)         (0.00) (a)
                                                    ----------     ----------     ----------     ----------     ----------
Total distributions                                      (2.91)         (2.63)         (2.39)         (2.58)         (2.69)
                                                    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                      $    39.47     $    47.75     $    47.00     $    48.06     $    47.02
                                                    ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                        (11.56)%         7.25%          2.92%          7.90%          1.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,596,659     $2,306,440     $1,974,126     $1,432,088     $1,253,035
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets             1.27%          1.05%          1.01%          1.23%          1.16%
Ratio of net expenses to average net assets
   excluding interest expense                             0.95%          0.95%          0.95%          0.95%          0.95%
Ratio of net investment income (loss) to average
   net assets                                             6.08%          5.11%          5.02%          5.22%          5.26%
Portfolio turnover rate (c)                                 39%            50%            68%            50%            52%


(a)   Amount represents less than $0.01 per share.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 24                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), a
diversified series of the Trust which trades under the ticker "HYLS" on The
Nasdaq Stock Market LLC ("Nasdaq"). The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The primary investment objective of the Fund is to provide current income. The
Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets
(including investment borrowings) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-"
by S&P Global Ratings, or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and
non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification Topic 946, "Financial Services-Investment
Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price;
securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the borrower/issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the borrower/issuer, or the
                  financial condition of the country of issue;

            6)    the credit quality and cash flow of the issuer/borrower, or the country of issue, based on the Pricing Committee's,
                  sub-adviser's or portfolio manager's analysis, as applicable, or external analysis;

            7)    the information as to any transactions in or offers for the security;

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the issuer's management;

           12)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry;

           13)    borrower's/issuer's competitive position within the industry;

           14)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           15)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

                                                                         Page 27


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded loan commitments discussed below) as of October 31, 2022.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. There were no short sales outstanding as of October
31, 2022.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2022, the Fund had
$115,708,737 in borrowings, which approximates fair value, as shown in
"Borrowings" on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. The Fund is charged interest on debit margin balance at a rate equal to the Overnight Bank Funding
Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2022, the Fund had a debit margin balance of $115,708,737 with an interest rate of 3.82%. For the fiscal year ended October 31, 2022, the Fund had margin interest expense of $6,141,166, as shown on the Statement of Operations. For the fiscal year ended October 31,
2022, the average margin balance and interest rates were $361,400,312 and 1.78%, respectively.

D. RESTRICTED CASH

Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for investments sold short. The Fund presents restricted cash activity within
"Increase in cash and restricted cash" and as part of "Cash and restricted cash at beginning of period" and "Cash and restricted cash at end of period" in the
Statement of Cash Flows, along with a reconciliation of those balances in the
Statement of Assets and Liabilities. There was no restricted cash held as of
October 31, 2022.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

E. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of
Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in "Interest" on the
Statement of Operations. As of October 31, 2022, the Fund had no unfunded loan commitments.

F. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.



                                        ACQUISITION                   CURRENT       CARRYING                   % OF NET
SECURITY                                   DATE         SHARES         PRICE          COST         VALUE        ASSETS
-------------------------------------------------------------------------------------------------------------------------
Akorn, Inc.                             10/15/2020      259,956        $6.00       $2,979,179    $1,559,736      0.10%


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                               2022            2021
Ordinary income.................................  $  121,509,986  $  123,580,505
Capital gains...................................              --              --
Return of capital...............................       5,652,770              --

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $           --
Accumulated capital and other gain (loss).......    (160,242,757)
Net unrealized appreciation (depreciation)......    (227,138,979)

H. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $160,242,757.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2022, the adjustments for the Fund were as follows:

                                  Accumulated
               Accumulated        Net Realized
              Net Investment      Gain (Loss)
              Income (Loss)      on Investments     Paid-in Capital
              --------------     --------------     ---------------
              $    6,281,983     $   (6,178,140)    $      (103,843)

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                     Gross               Gross          Net Unrealized
                                   Unrealized         Unrealized         Appreciation
                 Tax Cost         Appreciation      (Depreciation)      (Depreciation)
              --------------     --------------     ---------------     ---------------
              $1,886,673,027     $      643,438     $  (227,782,417)    $  (227,138,979)


I. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sale transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short and in-kind transactions, were $871,871,292 and $1,437,362,407, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $3,789,665,405 and $3,493,500,557, respectively.

For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $2,497,586 and $0, respectively.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and
First Trust Variable Insurance Trust, has a $200 million Credit Agreement with
BNYM ("Line of Credit"), to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the Line of
Credit, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2022 associated with the Line of Credit.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                                OCTOBER 31, 2022

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Tactical High Yield ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 33


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to the foreign shareholders during the Fund's fiscal year ended October 31, 2022 that were properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that,


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021.

                                                                         Page 35


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

There is no assurance that any alternative reference rate, including the Secured
Overnight Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of
LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from
LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots.
There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

              NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Tactical High Yield ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively managed ETF and noted that the Advisor's Leveraged Finance Investment
Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the Leveraged
Finance Investment Team and noted the Board's prior meetings with members of the
Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the
Advisor's services, the Advisor, in its written materials and at the April 18,
2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund
Complex. In light of the information presented and the considerations made, the
Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

                                                                         Page 37

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the
Expense Group. With respect to the Expense Group, the Board, at the April 18,
2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Tactical High
Yield ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Tactical High Yield ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $5,751,173. This figure is comprised of $598,725 paid (or to be paid) in fixed compensation and
$5,152,448 paid (or to be paid) in variable compensation. There were a total of
31 beneficiaries of the remuneration described above. Those amounts include
$617,457 paid (or to be paid) to senior management of First Trust Advisors L.P.
and $5,133,716 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Fund (collectively, "Code Staff ").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 39

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 41


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)

Annual Report
For the Year Ended
October 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Enhanced Short Maturity ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The First Trust Enhanced Short Maturity ETF's (the "Fund") investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S. corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL                         CUMULATIVE
                                                                       TOTAL RETURNS                        TOTAL RETURNS
                                              1 Year Ended   5 Years Ended   Inception (8/5/14)   5 Years Ended   Inception (8/5/14)
                                                10/31/22       10/31/22         to 10/31/22         10/31/22         to 10/31/22
FUND PERFORMANCE
NAV                                               0.08%          1.24%             1.10%              6.36%             9.44%
Market Price                                      0.11%          1.24%             1.10%              6.36%             9.44%

INDEX PERFORMANCE
ICE BofA 0-1 Year U.S. Treasury Index            -0.06%          1.15%             0.88%              5.89%             7.45%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                             44.0%
Corporate Bonds and Notes                    32.1
Foreign Corporate Bonds and Notes             7.8
U.S. Government Bonds and Notes               6.7
Asset-Backed Securities                       3.9
U.S. Government Agency Mortgage-
   Backed Securities                          2.7
Certificates of Deposit                       1.4
Mortgage-Backed Securities                    1.3
Cash                                          0.1
                                           -------
     Total                                  100.0%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government and Agency                         9.5%
AAA                                           2.9
AA+                                           0.5
AA-                                           0.8
A+                                            1.1
A                                             4.7
A-                                            9.9
BBB+                                         11.8
BBB                                           8.1
BBB-                                          4.1
BB+                                           0.0*
Not Rated                                    46.5
Cash                                          0.1
                                           -------
     Total                                  100.0%
                                           =======

* Amount is less than 0.1%.

--------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                         INVESTMENTS
--------------------------------------------------------
U.S. Treasury Note, 0.13%, 11/30/22           1.3%
U.S. Treasury Note, 2.50%, 08/15/23           1.2
U.S. Treasury Note, 1.63%, 11/15/22           1.0
U.S. Treasury Note, 2.50%, 03/31/23           0.9
U.S. Treasury Note, 1.75%, 05/15/23           0.8
U.S. Treasury Note, 2.00%, 02/15/23           0.6
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2013-K032, Class A2,
   3.31%, 05/25/23                            0.6
Dominion Energy, Inc., 3.97%-4.23%,
   11/22/22                                   0.5
Enterprise Products Operating LLC, 3.35%,
   03/15/23                                   0.5
Zoetis, Inc., 3.25%, 02/01/23                 0.5
                                           -------
     Total                                    7.9%
                                           =======

-----------------------------
(1)   The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government." Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   AUGUST 5, 2014 - OCTOBER 31, 2022

            First Trust Enhanced         ICE BofA 0-1 Year
             Short Maturity ETF         U.S. Treasury Index
8/5/14            $10,000                     $10,000
10/31/14           10,016                      10,002
4/30/15            10,047                      10,011
10/31/15           10,045                      10,020
4/30/16            10,079                      10,045
10/31/16           10,138                      10,073
4/30/17            10,206                      10,096
10/31/17           10,289                      10,147
4/30/18            10,371                      10,207
10/31/18           10,486                      10,311
4/30/19            10,624                      10,449
10/31/19           10,767                      10,594
4/30/20            10,780                      10,732
10/31/20           10,912                      10,739
4/30/21            10,932                      10,749
10/31/21           10,936                      10,751
4/30/22            10,884                      10,720
10/31/22           10,944                      10,745


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity,
First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
JEREMIAH CHARLES - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
JAMES SNYDER - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
ERIC R. MAISEL, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2014, except for Eric R. Maisel who has served as part of the portfolio management team of the Fund since 2015.

                                   COMMENTARY

The Fund is an actively managed exchange-traded fund that seeks current income, consistent with preservation of capital and daily liquidity.

MARKET RECAP

As the 12-month period ended October 31, 2022 got underway, financial markets were responding to rising inflation that surprised the Federal Reserve (the
"Fed") and caused it to pivot abruptly and take a more hawkish stance toward the path of monetary policy. At the December 2021 Federal Open Market Committee
("FOMC") meeting, the Fed shifted forward the timeline for rate hikes and backed away from its view that inflation was "transitory."

The hawkish shift drove interest rates higher during the first quarter of 2022 as the market aggressively repriced the path of monetary policy. The prospect of tighter financial conditions, in turn, set a negative framework for the performance of risk assets. After hitting a record high the first week of 2022, the S&P 500(R) Index trended steadily lower while credit spreads widened materially. The Consumer Price Index ("CPI") continued to increase, validating the Fed's pivot and the spike in commodity prices resulting from the outbreak of war in Ukraine in late February 2022 only added fuel to the inflationary fire.

The second quarter saw a continuation of these market themes and a surprisingly strong inflation reading in June 2022 pushed the Fed to hike the Federal Funds target rate by 75 basis points ("bps") rather than the previously expected 50 bps. Reflecting tighter monetary policy, real rates, as measured by U.S.
Treasury TIPS yields, climbed steadily during the quarter and moved above 0.0%
after being deeply negative to start the year. Similarly, the amount of negative yielding debt globally fell to $2 trillion from over $12 trillion. Bond funds experienced a string of outflows in the wake of rising yields and negative returns.

Because inflation continued to be elevated, there was no letup to rising yields during the third quarter and into October 2022. Inflation remained stubbornly high with the CPI printing 8.2% in September - the seventh consecutive month over 8%. The FOMC continued to insist that bringing down inflation was its primary objective, and rightly so. Even with stricter financial conditions, the
U.S. labor market showed little sign of weakness with nearly five million more job vacancies than unemployed persons. So far in 2022, the Fed has raised the
Federal Funds target rate from 0.25% to 3.25% - including three hikes of 75 bps at successive FOMC meetings. Despite the ongoing debate within financial markets as to how far the Fed will push interest rate policy, Fed Chairman Jerome Powell made the Fed's position abundantly clear in a speech at the Fed's Jackson Hole
Symposium in late August 2022. He noted that "the historical record cautions strongly against prematurely loosening policy," despite the pain that may be felt by households and businesses.

For the 12-month period ending October 31, 2022, the 10-Year Treasury yield increased 252 bps to 4.07%, the 2-Year Treasury yield increased 401 bps to
4.50%, and the 1-Year Treasury yield increased 450 bps to 4.62%. Commercial paper yields also moved higher on the back of rate hikes by the Fed. The average yield on 90-day Tier 1 commercial paper ended the third quarter of 2022 at 4.4%, up 430 bps from a year ago. The impact of rising yields was felt across the market with the S&P 500(R) Index and the Bloomberg U.S. Aggregate Bond Index
posting 12-month returns of -14.61% and -15.68%, respectively.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

PERFORMANCE ANALYSIS

The Fund's net asset value ("NAV") and market price performance were 0.08% and
0.11%, respectively for the 12-month period ended October 31, 2022, versus the
ICE BofA 0-1 Year U.S. Treasury Index's (the "Benchmark") return of -0.06%.

The Fund's defensive duration positioning was the key driver of outperformance relative to the Benchmark. In a period of rapidly rising interest rates, the impact of rising rates on Fund performance was mitigated by maintaining a low duration posture through a large allocation to cash equivalents and floating-rate securities. The allocations to commercial paper, floating-rate corporate bonds, Treasury securities, and Non-Agency Commercial Mortgage-Backed
Securities were the leading sources of outperformance. The allocation to fixed-rate corporate bonds, asset-backed securities, and collateralized mortgage obligations were the main detractors. Within corporate credit, industries delivering the best results were communications, energy, and electric utilities while consumer non-cyclical, technology, and basics were the leading detractors.
From a rating quality perspective, BBB-rated bonds delivered slightly better returns compared to those with an A rating due to better contribution from credit spreads.

Throughout the reporting period the Fund maintained a diversified allocation with an emphasis on securities having a high level of liquidity. Overall credit risk was kept low as the investment strategy focused on high quality, short-term holdings. The Fund's weighted average maturity was kept around eight months and effective duration approximately five months. By maintaining a low duration and low average maturity, the strategy successfully achieved its objective of seeking current income. By capturing rising interest rates, the Fund was able to raise its distribution rate during the period from an annualized rate of 0.28%
to 2.77%.

MARKET AND FUND OUTLOOK

In this environment, our preference is to maintain low interest rate exposure and capture yield with floating-rate securities, cash equivalents, and short-maturity fixed rate bonds. As the Fed focuses on raising its target policy rate to combat sustained inflation, bond investors, in our view, should avoid fighting the Fed. In our opinion, higher rates will ultimately result in demand destruction and eventually lower inflationary pressures. However, given how monetary policy operates with a lag, the impact from both recent and future hikes remains unknown, in our view. Our market framework centers on the Fed staying the course, raising the policy rate to 4.5%-5.0%, then holding rates at a restrictive level. Given the Fed's focus on inflation and employment, both of which are lagging economic indicators, recession risk in 2023 remains significantly elevated, in our opinion. With the volatility in rates likely to continue, we believe extending duration is not yet warranted, but that time will likely come midway through next year. Valuations in short-maturity corporate bonds remain attractive, as market yields continue to exceed durations and all-in yields are well above average over the prior two decades. Additionally, we continue to favor credits in defensive sectors, including healthcare, software, and regulated utilities. Our focus is on high quality issuers with proven business models and durable cash flows.

We expect curve allocation to be an important component of total return in the year ahead, as well as security selection, sector allocation and the yield advantage the Fund enjoys above its Benchmark. Strategic positioning across the yield curve and among market sectors will complement rigorous credit underwriting that goes into in the security selection process.

We expect the Fund will maintain its duration underweight relative to its
Benchmark, at least over the near term, while keeping corporate credit (both commercial paper and corporate bonds) as the largest exposure. The Fund will also seek to maintain its allocation to securitized debt (asset-backed securities/mortgage-backed securities) for diversification purposes and where valuations represent compelling opportunities relative to U.S. Treasuries and corporate credit. As always, the focus will be in the senior part of the capital structure.

As we evaluate new investment opportunities, our research will seek to identify opportunities that we believe offer the best risk/reward balance, and decisions will continue to be based on the analysis of data that results in sound, evidence-based conclusions. We believe the Fund is well positioned to add value relative compared to its Benchmark.


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2022     OCTOBER 31, 2022     PERIOD (a)       PERIOD (b)
----------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                               $1,000.00         $1,005.50            0.25%            $1.26
Hypothetical (5% return before expenses)             $1,000.00         $1,023.95            0.25%            $1.28


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to the Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER -- 44.6%

                  AEROSPACE/DEFENSE -- 1.1%
$     18,400,000  L3Harris Technologies, Inc......................................      3.55%        11/01/22    $     18,400,000
      20,000,000  L3Harris Technologies, Inc......................................      4.23%        12/02/22          19,928,412
      15,000,000  Northrop Grumman Corp...........................................      3.60%        11/02/22          14,998,521
      10,800,000  Raytheon Technologies Corp......................................      3.91%        11/08/22          10,791,906
      10,000,000  Raytheon Technologies Corp......................................      3.74%        12/01/22           9,969,391
                                                                                                                 ----------------
                                                                                                                       74,088,230
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 2.8%
      15,000,000  American Honda Finance Corp.....................................      3.06%        11/04/22          14,996,233
      10,000,000  American Honda Finance Corp.....................................      3.00%        11/07/22           9,995,033
      10,000,000  American Honda Finance Corp.....................................      3.52%        11/08/22           9,993,262
      10,000,000  American Honda Finance Corp.....................................      3.64%        11/16/22           9,985,066
       5,000,000  General Motors Financial Co., Inc,..............................      3.87%        11/04/22           4,998,412
      10,000,000  General Motors Financial Co., Inc,..............................      3.92%        11/09/22           9,991,425
      10,000,000  General Motors Financial Co., Inc,..............................      4.02%        11/17/22           9,982,406
      10,000,000  General Motors Financial Co., Inc,..............................      4.18%        12/06/22           9,960,071
      10,000,000  General Motors Financial Co., Inc,..............................      4.23%        12/07/22           9,958,447
      10,000,000  General Motors Financial Co., Inc,..............................      4.43%        12/08/22           9,955,265
      20,000,000  Harley-Davidson Financial Services, Inc.........................      4.46%        11/17/22          19,960,445
      15,000,000  Mercedes-Benz Finance North America LLC.........................      4.12%        11/29/22          14,952,713
      10,000,000  Mercedes-Benz Finance North America LLC.........................      3.85%        11/30/22           9,969,492
      15,000,000  VW Credit, Inc..................................................      3.56%        11/02/22          14,998,539
      20,000,000  VW Credit, Inc..................................................      3.63%        11/08/22          19,986,079
      11,700,000  VW Credit, Inc..................................................      3.81%        11/10/22          11,689,016
                                                                                                                 ----------------
                                                                                                                      191,371,904
                                                                                                                 ----------------
                  BANKS -- 3.3%
      25,000,000  Australia & New Zealand Banking Group Ltd., SOFR +
                     0.41% (a)....................................................      3.45%        12/19/22          25,000,000
      10,000,000  Australia & New Zealand Banking Group Ltd., SOFR +
                     0.43% (a)....................................................      3.48%        06/06/23          10,000,000
      10,000,000  Barclays Bank PLC...............................................      4.57%        01/27/23           9,892,272
      15,000,000  Canadian Imperial Bank of Commerce..............................      1.75%        11/03/22          14,998,565
      10,000,000  Commonwealth Bank of Australia, SOFR + 0.42% (a)................      3.43%        01/23/23           9,999,772
      15,000,000  Commonwealth Bank of Australia, SOFR + 0.66% (a)................      3.71%        05/02/23          15,000,000
       4,500,000  Cooperatieve Rabobank UA, SOFR + 0.59% (a)......................      3.57%        03/29/23           4,504,254
      10,000,000  Lloyds Bank PLC.................................................      4.53%        01/19/23           9,902,839
      10,000,000  Macquarie Bank Ltd., SOFR + 0.60% (a)...........................      3.64%        03/02/23          10,000,000
      15,000,000  Royal Bank of Canada, Fed Funds + 0.45% (a).....................      3.53%        03/24/23          15,000,000
      10,000,000  Royal Bank of Canada............................................      3.91%        07/19/23          10,000,000
      15,000,000  Skandinaviska Enskilda Banken AB, SOFR + 0.41% (a)..............      3.45%        11/21/22          15,000,000
      10,000,000  Svenska Handelsbanken AB, SOFR + 0.40% (a)......................      3.36%        03/01/23          10,000,000
      25,000,000  Toronto-Dominion Bank (The), SOFR + 0.40% (a)...................      2.67%        11/21/22          25,000,000
      10,000,000  Toronto-Dominion Bank (The), SOFR + 0.50% (a)...................      2.77%        03/06/23          10,000,000
      10,000,000  Toronto-Dominion Bank (The).....................................      3.95%        07/19/23          10,000,000
      10,000,000  UBS AG, SOFR + 0.52% (a)........................................      3.43%        03/08/23          10,000,000
      15,000,000  UBS AG/London, SOFR + 0.42% (a).................................      3.47%        04/20/23          15,000,000
                                                                                                                 ----------------
                                                                                                                      229,297,702
                                                                                                                 ----------------
                  BEVERAGES -- 0.9%
      20,000,000  Constellation Brands, Inc.......................................      3.86%        11/02/22          19,997,887
      29,500,000  Constellation Brands, Inc.......................................  3.93% - 3.96%    11/04/22          29,490,456
      14,000,000  Constellation Brands, Inc.......................................      4.16%        11/07/22          13,990,429
                                                                                                                 ----------------
                                                                                                                       63,478,772
                                                                                                                 ----------------


Page 8                  See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  BUILDING MATERIALS -- 0.5%
$     12,589,000  Vulcan Materials Co.............................................      4.12%        11/15/22    $     12,569,143
      25,000,000  Vulcan Materials Co.............................................  3.97% - 4.22%    11/17/22          24,955,504
                                                                                                                 ----------------
                                                                                                                       37,524,647
                                                                                                                 ----------------
                  CHEMICALS -- 4.7%
       5,000,000  DuPont de Nemours, Inc..........................................      3.72%        11/08/22           4,996,435
      10,000,000  DuPont de Nemours, Inc..........................................      3.75%        11/10/22           9,990,755
      15,000,000  DuPont de Nemours, Inc..........................................      4.15%        11/15/22          14,976,187
      15,000,000  DuPont de Nemours, Inc..........................................      3.95%        11/16/22          14,975,716
      10,000,000  DuPont de Nemours, Inc..........................................      4.33%        12/05/22           9,959,842
      10,000,000  DuPont de Nemours, Inc..........................................      4.10%        12/06/22           9,960,855
      22,000,000  Eastman Chemical Co.............................................      4.06%        11/03/22          21,995,109
      15,000,000  Ecolab, Inc.....................................................      3.76%        11/15/22          14,978,374
      10,000,000  EI du Pont de Nemours and Co....................................      3.60%        11/16/22           9,985,240
       7,000,000  EI du Pont de Nemours and Co....................................      3.73%        11/18/22           6,987,845
      12,000,000  EI du Pont de Nemours and Co....................................      3.71%        11/21/22          11,975,650
      15,000,000  EI du Pont de Nemours and Co....................................      3.38%        12/13/22          14,942,075
      10,000,000  EI du Pont de Nemours and Co....................................      4.08%        12/14/22           9,952,153
      26,600,000  FMC Corp........................................................      3.60%        11/01/22          26,600,000
      10,000,000  FMC Corp........................................................      3.86%        11/02/22           9,998,941
      10,000,000  International Flavors & Fragrances, Inc.........................      4.26%        11/07/22           9,992,999
      10,750,000  International Flavors & Fragrances, Inc.........................      4.27%        11/18/22          10,728,644
      10,000,000  International Flavors & Fragrances, Inc.........................      4.32%        11/21/22           9,976,358
      15,000,000  Nutrien Ltd.....................................................      3.77%        11/14/22          14,979,903
      10,000,000  Nutrien Ltd.....................................................      3.72%        11/16/22           9,984,747
      10,000,000  Nutrien Ltd.....................................................      3.77%        11/18/22           9,982,477
       8,200,000  Nutrien Ltd.....................................................      3.99%        12/01/22           8,173,172
      10,000,000  Nutrien Ltd.....................................................      3.93%        12/06/22           9,962,461
      10,000,000  Nutrien Ltd.....................................................      4.23%        12/09/22           9,956,129
      15,000,000  PPG Industries, Inc.............................................      3.77%        11/07/22          14,990,712
      19,500,000  Sherwin-Williams (The) Co.......................................  4.07% - 4.11%    11/17/22          19,464,993
                                                                                                                 ----------------
                                                                                                                      320,467,772
                                                                                                                 ----------------
                  COMMERCIAL SERVICES -- 0.9%
      10,000,000  ERAC USA Finance LLC............................................      3.55%        11/02/22           9,999,027
      29,991,000  S&P Global, Inc.................................................      3.70%        11/01/22          29,991,000
      20,000,000  S&P Global, Inc.................................................      3.80%        11/03/22          19,995,831
                                                                                                                 ----------------
                                                                                                                       59,985,858
                                                                                                                 ----------------
                  COSMETICS/PERSONAL CARE -- 0.4%
      10,000,000  Procter & Gamble (The) Co.......................................      4.48%        02/17/23           9,869,295
      10,000,000  Procter & Gamble (The) Co.......................................      4.48%        02/27/23           9,857,210
       5,000,000  Procter & Gamble (The) Co.......................................      4.48%        03/01/23           4,927,403
                                                                                                                 ----------------
                                                                                                                       24,653,908
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.6%
      10,000,000  Citigroup Global Markets, Inc., SOFR + 0.52% (a)................      3.56%        06/16/23          10,000,000
      10,000,000  Nasdaq, Inc.....................................................      3.76%        11/16/22           9,984,552
      20,000,000  Nasdaq, Inc.....................................................      3.83%        11/28/22          19,943,556
                                                                                                                 ----------------
                                                                                                                       39,928,108
                                                                                                                 ----------------
                  ELECTRIC -- 6.1%
       7,000,000  American Electric Power Co., Inc................................      3.85%        11/02/22           6,999,261
      10,000,000  American Electric Power Co., Inc................................      3.79%        11/03/22           9,997,926


                        See Notes to Financial Statements                 Page 9


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  ELECTRIC (CONTINUED)
$     10,000,000  American Electric Power Co., Inc................................      3.82%        11/16/22    $      9,984,344
      10,000,000  American Electric Power Co., Inc................................      4.27%        11/22/22           9,975,477
      10,000,000  American Electric Power Co., Inc................................      3.98%        11/28/22           9,970,618
      10,000,000  American Electric Power Co., Inc................................      3.87%        11/29/22           9,970,379
      10,000,000  CenterPoint Energy, Inc.........................................      3.81%        11/09/22           9,991,655
      10,000,000  Consolidated Edison Co. of New York, Inc........................      3.64%        11/01/22          10,000,000
      10,000,000  Consolidated Edison Co. of New York, Inc........................      3.64%        11/04/22           9,996,983
      10,000,000  Consolidated Edison Co. of New York, Inc........................      3.63%        11/07/22           9,994,033
      15,000,000  Consolidated Edison Co. of New York, Inc........................      3.97%        11/16/22          14,975,596
      10,000,000  Consolidated Edison Co. of New York, Inc........................      3.68%        11/18/22           9,982,871
      15,000,000  Consolidated Edison Co. of New York, Inc........................      4.54%        12/19/22          14,910,945
      15,000,000  Dominion Energy, Inc............................................      4.27%        11/14/22          14,977,239
      35,000,000  Dominion Energy, Inc............................................  3.97% - 4.23%    11/22/22          34,918,040
      20,000,000  DTE Electric Co.................................................      3.86%        11/09/22          19,983,092
      15,000,000  DTE Electric Co.................................................      3.96%        11/14/22          14,978,850
      22,400,000  Duke Energy Corp................................................  3.48% - 3.53%    11/01/22          22,400,000
      20,000,000  Duke Energy Corp................................................      3.53%        11/03/22          19,996,133
      15,000,000  Duke Energy Corp................................................      3.53%        11/07/22          14,991,303
      15,000,000  Duke Energy Corp................................................      3.57%        11/09/22          14,988,271
      10,000,000  Entergy Corp....................................................      4.08%        11/29/22           9,968,823
      10,000,000  Entergy Corp....................................................      3.34%        12/01/22           9,972,616
       7,024,000  Entergy Corp....................................................      4.18%        12/02/22           6,999,142
      10,000,000  NextEra Energy Capital Holdings, Inc............................      3.71%        11/10/22           9,990,861
      10,000,000  NextEra Energy Capital Holdings, Inc............................      4.02%        11/14/22           9,985,717
      14,000,000  NextEra Energy Capital Holdings, Inc............................      3.92%        11/18/22          13,974,509
      15,000,000  Sempra Energy...................................................      3.91%        11/07/22          14,990,364
      10,000,000  Sempra Energy...................................................      3.91%        11/09/22           9,991,437
      10,000,000  Southern California Edison Co...................................      3.87%        11/01/22          10,000,000
      20,000,000  Southern Co. Funding Corp.......................................      3.86%        11/04/22          19,993,659
      10,000,000  Southern Co. Funding Corp.......................................      3.91%        11/09/22           9,991,434
                                                                                                                 ----------------
                                                                                                                      419,841,578
                                                                                                                 ----------------
                  ELECTRONICS -- 1.6%
      15,000,000  Arrow Electronics, Inc..........................................      4.01%        11/10/22          14,985,174
      18,750,000  Honeywell International, Inc....................................      4.25%        02/01/23          18,551,374
       7,000,000  Honeywell International, Inc....................................      4.37%        02/14/23           6,913,116
       8,000,000  Honeywell International, Inc....................................      4.42%        02/23/23           7,890,976
      10,000,000  Jabil, Inc......................................................      3.90%        11/01/22          10,000,000
      10,000,000  Jabil, Inc......................................................      4.12%        11/04/22           9,996,615
      10,000,000  Jabil, Inc......................................................      4.12%        11/08/22           9,992,109
      10,000,000  Jabil, Inc......................................................      4.44%        11/16/22           9,981,767
      15,000,000  Jabil, Inc......................................................      4.17%        11/17/22          14,972,620
      10,000,000  Jabil, Inc......................................................      4.43%        11/18/22           9,979,424
                                                                                                                 ----------------
                                                                                                                      113,263,175
                                                                                                                 ----------------
                  ENVIRONMENTAL CONTROL -- 1.2%
      15,000,000  Republic Services, Inc..........................................      3.86%        11/08/22          14,988,900
      10,000,000  Republic Services, Inc..........................................      3.71%        11/10/22           9,990,857
      10,000,000  Republic Services, Inc..........................................      4.12%        11/17/22           9,981,976
      10,000,000  Republic Services, Inc..........................................      3.88%        12/05/22           9,964,012
      20,000,000  Waste Management, Inc...........................................      4.11%        11/10/22          19,979,736
      20,000,000  Waste Management, Inc...........................................      4.17%        11/18/22          19,961,243
                                                                                                                 ----------------
                                                                                                                       84,866,724
                                                                                                                 ----------------


Page 10                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  FOOD -- 2.7%
$     10,000,000  Campbell Soup Co................................................      3.71%        11/04/22    $      9,996,950
      15,000,000  Campbell Soup Co................................................      3.95%        11/14/22          14,978,927
      15,000,000  General Mills, Inc..............................................      3.49%        11/04/22          14,995,704
      15,000,000  General Mills, Inc..............................................      3.73%        11/08/22          14,989,280
      11,000,000  General Mills, Inc..............................................      4.24%        11/16/22          10,980,879
      15,000,000  General Mills, Inc..............................................  3.99% - 4.00%    11/18/22          14,972,162
      20,000,000  McCormick & Co., Inc............................................  3.50% - 3.51%    11/02/22          19,998,079
      15,400,000  McCormick & Co., Inc............................................      4.27%        12/02/22          15,344,297
      15,000,000  McCormick & Co., Inc............................................      4.09%        12/12/22          14,931,381
      10,000,000  Mondelez International, Inc.....................................      3.64%        11/09/22           9,992,029
      15,000,000  Mondelez International, Inc.....................................      3.97%        12/01/22          14,951,155
      10,000,000  Mondelez International, Inc.....................................      4.18%        12/05/22           9,961,216
      10,000,000  Mondelez International, Inc.....................................      4.30%        12/06/22           9,958,967
      10,000,000  Mondelez International, Inc.....................................      4.18%        12/08/22           9,957,794
                                                                                                                 ----------------
                                                                                                                      186,008,820
                                                                                                                 ----------------
                  GAS -- 0.8%
      15,000,000  CenterPoint Energy Resources Corp...............................  3.61% - 3.65%    11/07/22          14,991,071
      20,000,000  CenterPoint Energy Resources Corp...............................      4.30%        11/28/22          19,936,513
      20,000,000  DTE Gas Co......................................................      3.65%        11/03/22          19,995,997
                                                                                                                 ----------------
                                                                                                                       54,923,581
                                                                                                                 ----------------
                  HEALTH CARE PRODUCTS -- 0.5%
      15,000,000  Baxter International, Inc.......................................      3.91%        11/21/22          14,967,959
      20,000,000  Medtronic Global Holdings SCA...................................      4.01%        11/17/22          19,964,866
                                                                                                                 ----------------
                                                                                                                       34,932,825
                                                                                                                 ----------------
                  HEALTH CARE SERVICES -- 0.6%
      10,000,000  Humana, Inc.....................................................      3.77%        11/10/22           9,990,724
      15,000,000  Humana, Inc.....................................................      3.87%        11/14/22          14,979,371
      15,000,000  UnitedHealth Group, Inc.........................................      3.71%        11/16/22          14,977,155
                                                                                                                 ----------------
                                                                                                                       39,947,250
                                                                                                                 ----------------
                  HOUSEHOLD PRODUCTS/WARES -- 0.8%
      22,000,000  Church & Dwight Co., Inc........................................      3.78%        11/08/22          21,984,065
      10,000,000  Church & Dwight Co., Inc........................................      3.93%        12/07/22           9,961,380
      20,000,000  Reckitt Benckiser Treasury Services PLC.........................      3.98%        11/16/22          19,967,309
                                                                                                                 ----------------
                                                                                                                       51,912,754
                                                                                                                 ----------------
                  INSURANCE -- 0.1%
       8,000,000  Aon Corp........................................................      3.87%        11/14/22           7,988,976
                                                                                                                 ----------------
                  MEDIA -- 1.1%
      20,000,000  Comcast Corp....................................................      4.30%        11/29/22          19,934,192
      20,000,000  Comcast Corp....................................................      4.30%        01/18/23          19,817,702
      10,000,000  Comcast Corp....................................................      4.31%        01/19/23           9,907,682
      20,000,000  Comcast Corp....................................................      4.69%        01/24/23          19,786,544
      10,000,000  Comcast Corp....................................................      4.72%        01/26/23           9,890,027
                                                                                                                 ----------------
                                                                                                                       79,336,147
                                                                                                                 ----------------
                  MINING -- 0.3%
      10,000,000  Glencore Funding LLC............................................      3.76%        11/09/22           9,991,757
      10,000,000  Glencore Funding LLC............................................      3.89%        11/17/22           9,982,977
                                                                                                                 ----------------
                                                                                                                       19,974,734
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  MISCELLANEOUS MANUFACTURING -- 0.8%
$      5,000,000  Parker-Hannifin Corp............................................      3.87%        11/28/22    $      4,985,720
      13,345,000  Parker-Hannifin Corp............................................  3.98% - 4.01%    12/08/22          13,291,244
       5,000,000  Parker-Hannifin Corp............................................      4.01%        12/12/22           4,977,552
      15,000,000  Parker-Hannifin Corp............................................      4.08%        12/16/22          14,924,841
      10,000,000  Parker-Hannifin Corp............................................      4.34%        12/19/22           9,943,233
       5,000,000  Parker-Hannifin Corp............................................      4.72%        01/23/23           4,946,884
                                                                                                                 ----------------
                                                                                                                       53,069,474
                                                                                                                 ----------------
                  OIL & GAS -- 1.3%
      15,000,000  BP Capital Markets PLC..........................................      4.96%        02/21/23          14,774,916
      10,000,000  Suncor Energy, Inc..............................................      3.66%        11/01/22          10,000,000
      10,000,000  Suncor Energy, Inc..............................................      3.71%        11/02/22           9,998,983
      10,000,000  Suncor Energy, Inc..............................................      3.83%        11/10/22           9,990,555
      10,000,000  Suncor Energy, Inc..............................................      3.67%        11/21/22           9,979,914
      15,000,000  Suncor Energy, Inc..............................................      4.38%        12/07/22          14,935,492
      10,000,000  Suncor Energy, Inc..............................................      4.18%        12/09/22           9,956,624
      10,000,000  Suncor Energy, Inc..............................................      4.19%        12/12/22           9,953,204
                                                                                                                 ----------------
                                                                                                                       89,589,688
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 0.1%
      10,000,000  Becton Dickinson and Co.........................................      3.89%        12/12/22           9,956,516
                                                                                                                 ----------------
                  PIPELINES -- 4.8%
      15,000,000  Enbridge US, Inc................................................      3.74%        11/03/22          14,996,929
       4,831,000  Enbridge US, Inc................................................      3.91%        11/10/22           4,826,345
      15,000,000  Enbridge US, Inc................................................      4.41%        12/02/22          14,944,064
      15,000,000  Enbridge US, Inc................................................      4.20%        12/13/22          14,927,776
      15,000,000  Enbridge US, Inc................................................      4.10%        12/14/22          14,927,854
      14,800,000  Enbridge US, Inc................................................      4.46%        12/16/22          14,719,096
      30,000,000  Energy Transfer, L.P............................................      3.75%        11/01/22          30,000,000
      15,000,000  Enterprise Products Operating LLC...............................      4.11%        11/09/22          14,986,498
      10,000,000  ONEOK, Inc......................................................      4.07%        11/04/22           9,996,660
      10,000,000  ONEOK, Inc......................................................      4.12%        11/08/22           9,992,101
      10,000,000  ONEOK, Inc......................................................      4.43%        11/17/22           9,980,625
      10,000,000  ONEOK, Inc......................................................      4.43%        11/23/22           9,973,375
      15,000,000  ONEOK, Inc......................................................      4.43%        11/28/22          14,951,021
      10,000,000  ONEOK, Inc......................................................      4.43%        11/29/22           9,966,134
      10,000,000  ONEOK, Inc......................................................      4.43%        11/30/22           9,964,907
      11,000,000  Plains All American Pipeline, L.P...............................      3.75%        11/01/22          11,000,000
      16,000,000  Targa Resources Corp............................................      4.12%        11/09/22          15,985,568
      16,000,000  Targa Resources Corp............................................      4.17%        11/10/22          15,983,564
      15,000,000  Targa Resources Corp............................................      4.47%        11/18/22          14,968,818
      10,000,000  TransCanada PipeLines Ltd.......................................      3.56%        11/01/22          10,000,000
      10,000,000  TransCanada PipeLines Ltd.......................................      3.31%        11/07/22           9,994,557
      15,000,000  TransCanada PipeLines Ltd.......................................      3.71%        11/08/22          14,989,324
      10,000,000  TransCanada PipeLines Ltd.......................................      4.28%        12/08/22           9,956,793
      10,000,000  TransCanada PipeLines Ltd.......................................      4.40%        12/12/22           9,950,765
      10,000,000  TransCanada PipeLines Ltd.......................................      4.24%        12/15/22           9,949,196
      10,000,000  TransCanada PipeLines Ltd.......................................      4.89%        01/26/23           9,885,990
                                                                                                                 ----------------
                                                                                                                      331,817,960
                                                                                                                 ----------------


Page 12                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


                                                                                     ANNUALIZED
   PRINCIPAL                                                                        YIELD ON DATE     STATED
     VALUE                                  DESCRIPTION                              OF PURCHASE     MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
COMMERCIAL PAPER (CONTINUED)

                  REAL ESTATE INVESTMENT TRUSTS -- 1.5%
$     20,000,000  Alexandria Real Estate Equities, Inc............................      3.60%        11/02/22    $     19,998,025
      10,000,000  Alexandria Real Estate Equities, Inc............................      3.96%        11/09/22           9,991,328
      17,800,000  Crown Castle, Inc...............................................  4.04% - 4.06%    11/03/22          17,796,050
      15,000,000  Crown Castle, Inc...............................................      4.10%        11/08/22          14,988,210
      15,000,000  Crown Castle, Inc...............................................      4.14%        11/10/22          14,984,703
      15,000,000  Crown Castle, Inc...............................................      4.41%        11/16/22          14,972,892
      10,650,000  Crown Castle, Inc...............................................      4.41%        11/22/22          10,623,061
                                                                                                                 ----------------
                                                                                                                      103,354,269
                                                                                                                 ----------------
                  RETAIL -- 1.1%
      15,000,000  Alimentation Couche-Tard, Inc...................................      3.91%        11/08/22          14,988,762
      20,000,000  Alimentation Couche-Tard, Inc...................................      3.94%        11/14/22          19,971,990
      10,000,000  Alimentation Couche-Tard, Inc...................................      4.17%        11/17/22           9,981,767
      16,100,000  Dollar General Corp.............................................      4.23%        12/05/22          16,036,861
      15,000,000  Walgreens Boots Alliance, Inc...................................      3.66%        11/02/22          14,998,496
                                                                                                                 ----------------
                                                                                                                       75,977,876
                                                                                                                 ----------------
                  SOFTWARE -- 2.2%
      20,000,000  Fidelity National Information Services, Inc.....................      4.11%        11/07/22          19,986,498
      20,000,000  Fidelity National Information Services, Inc.....................      4.02%        11/17/22          19,964,839
      15,000,000  Fidelity National Information Services, Inc.....................      4.27%        11/25/22          14,957,966
      15,000,000  Fiserv, Inc.....................................................      3.86%        11/09/22          14,987,309
      10,000,000  Fiserv, Inc.....................................................      3.91%        11/10/22           9,990,362
      15,000,000  Fiserv, Inc.....................................................      4.27%        11/18/22          14,970,233
      10,000,000  Oracle Corp.....................................................      3.97%        11/14/22           9,985,886
      10,000,000  Oracle Corp.....................................................      4.24%        11/17/22           9,981,453
      10,000,000  Oracle Corp.....................................................      4.24%        11/18/22           9,980,294
      10,000,000  Oracle Corp.....................................................      4.24%        11/21/22           9,976,816
      15,000,000  Oracle Corp.....................................................      4.24%        11/22/22          14,963,486
                                                                                                                 ----------------
                                                                                                                      149,745,142
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 1.7%
      10,000,000  AT&T, Inc.......................................................      3.83%        11/28/22           9,971,778
      15,000,000  AT&T, Inc.......................................................      4.03%        12/09/22          14,937,286
      10,000,000  AT&T, Inc.......................................................      4.04%        12/15/22           9,951,536
      15,000,000  AT&T, Inc.......................................................      4.24%        12/16/22          14,922,023
      10,000,000  AT&T, Inc.......................................................      4.82%        01/20/23           9,895,474
      10,000,000  Bell Telephone Co. of Canada or Bell Canada (The)...............      3.56%        11/04/22           9,997,075
      10,000,000  Bell Telephone Co. of Canada or Bell Canada (The)...............      3.56%        11/10/22           9,991,232
      10,000,000  Bell Telephone Co. of Canada or Bell Canada (The)...............      3.97%        11/14/22           9,985,894
      10,000,000  Verizon Communications, Inc.....................................      3.56%        11/08/22           9,993,171
      15,000,000  Verizon Communications, Inc.....................................      3.56%        11/09/22          14,988,292
                                                                                                                 ----------------
                                                                                                                      114,633,761
                                                                                                                 ----------------
                  TRANSPORTATION -- 0.1%
      10,000,000  Union Pacific Corp..............................................      3.51%        11/07/22           9,994,234
                                                                                                                 ----------------
                  TOTAL COMMERCIAL PAPER.......................................................................     3,071,932,385
                  (Cost $3,071,932,385)                                                                          ----------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES -- 32.5%

                  AEROSPACE/DEFENSE -- 1.0%
$      7,001,000  Boeing (The) Co.................................................      1.17%        02/04/23    $      6,932,559
       2,361,000  Boeing (The) Co.................................................      4.51%        05/01/23           2,351,647
       6,765,000  General Dynamics Corp...........................................      3.38%        05/15/23           6,707,636
      26,458,000  L3Harris Technologies, Inc......................................      3.85%        06/15/23          26,226,933
      24,138,000  Northrop Grumman Corp...........................................      3.25%        08/01/23          23,812,046
                                                                                                                 ----------------
                                                                                                                       66,030,821
                                                                                                                 ----------------
                  AIRLINES -- 0.2%
      14,744,000  Southwest Airlines Co...........................................      2.75%        11/16/22          14,732,596
                                                                                                                 ----------------
                  AUTO MANUFACTURERS -- 2.0%
      20,000,000  American Honda Finance Corp., Medium-Term Note, 3 Mo.
                     LIBOR + 0.37% (a)............................................      3.28%        05/10/23          19,999,301
       4,000,000  BMW US Capital LLC (b)..........................................      3.80%        04/06/23           3,980,630
       6,159,000  BMW US Capital LLC, SOFR Compounded Index +
                     0.53% (a) (b)................................................      3.58%        04/01/24           6,133,830
       4,000,000  Daimler Trucks Finance North America LLC (b)....................      1.13%        12/14/23           3,812,153
       5,000,000  Daimler Trucks Finance North America LLC, SOFR +
                     0.60% (a) (b)................................................      3.58%        12/14/23           4,977,496
       7,000,000  General Motors Financial Co., Inc...............................      3.25%        01/05/23           6,979,878
       3,900,000  General Motors Financial Co., Inc...............................      4.15%        06/19/23           3,868,046
      15,000,000  General Motors Financial Co., Inc., SOFR + 0.76% (a)............      3.67%        03/08/24          14,739,268
       9,690,000  Hyundai Capital America (b).....................................      1.15%        11/10/22           9,681,721
      12,600,000  Hyundai Capital America (b).....................................      2.38%        02/10/23          12,492,303
       7,000,000  Hyundai Capital America (b).....................................      1.00%        09/17/24           6,337,860
       7,773,000  Mercedes-Benz Finance North America LLC (b).....................      3.35%        02/22/23           7,735,990
      11,530,000  Mercedes-Benz Finance North America LLC (b).....................      1.75%        03/10/23          11,410,431
       3,000,000  Nissan Motor Acceptance Co. LLC, 3 Mo. LIBOR +
                     0.64% (a) (b)................................................      3.81%        03/08/24           2,951,666
       1,000,000  Toyota Motor Credit Corp........................................      2.50%        03/22/24             966,456
      10,000,000  Toyota Motor Credit Corp., Series B, SOFR + 0.29% (a)...........      3.23%        09/13/24           9,882,340
       1,868,000  Volkswagen Group of America Finance LLC (b).....................      0.75%        11/23/22           1,862,760
      10,407,000  Volkswagen Group of America Finance LLC (b).....................      3.13%        05/12/23          10,287,202
                                                                                                                 ----------------
                                                                                                                      138,099,331
                                                                                                                 ----------------
                  BANKS -- 4.0%
       9,720,000  Bank of America Corp. (c).......................................      3.00%        12/20/23           9,685,124
      20,589,000  Bank of America Corp. (c).......................................      3.55%        03/05/24          20,419,169
      10,000,000  Bank of America Corp., SOFR + 0.69% (a).........................      3.75%        04/22/25           9,834,134
       1,000,000  Bank of America Corp., Medium-Term Note, 3 Mo. LIBOR +
                     0.79% (a)....................................................      3.95%        03/05/24             995,258
      15,000,000  Bank of America Corp., Medium-Term Note, 3 Mo. Bloomberg
                     Short Term Bank Yield + 0.43% (a)............................      3.34%        05/28/24          14,774,550
      18,400,000  Bank of America Corp., Medium-Term Note (c).....................      3.86%        07/23/24          18,129,954
       4,136,000  Citigroup, Inc. (c).............................................      1.68%        05/15/24           4,046,028
       6,100,000  Citigroup, Inc. (c).............................................      4.04%        06/01/24           6,037,634
       4,300,000  Discover Bank...................................................      3.35%        02/06/23           4,280,138
      10,588,000  Fifth Third Bancorp.............................................      1.63%        05/05/23          10,396,794
       3,000,000  Fifth Third Bancorp.............................................      3.65%        01/25/24           2,929,643
       3,000,000  Goldman Sachs Group, (The), Inc.................................      0.52%        03/08/23           2,952,933
       3,000,000  Goldman Sachs Group, (The), Inc. (c)............................      0.63%        11/17/23           2,992,312
       7,000,000  Goldman Sachs Group, (The), Inc.................................      1.22%        12/06/23           6,698,117
      12,500,000  Goldman Sachs Group, (The), Inc., SOFR + 0.50% (a)..............      3.43%        09/10/24          12,269,488
       4,000,000  Goldman Sachs Group, (The), Inc., SOFR + 0.49% (a)..............      3.55%        10/21/24           3,915,104


Page 14                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKS (CONTINUED)
$     11,000,000  JPMorgan Chase & Co.............................................      3.38%        05/01/23    $     10,915,695
      12,000,000  JPMorgan Chase & Co., SOFR + 0.58% (a)..........................      3.56%        03/16/24          11,905,440
      20,762,000  JPMorgan Chase & Co. (c)........................................      3.56%        04/23/24          20,562,233
      24,157,000  JPMorgan Chase & Co. (c)........................................      3.80%        07/23/24          23,813,784
      10,000,000  JPMorgan Chase & Co., SOFR + 0.54% (a)..........................      3.39%        06/01/25           9,791,832
       2,000,000  Morgan Stanley (c)..............................................      0.73%        04/05/24           1,951,316
      14,762,000  Morgan Stanley (c)..............................................      3.74%        04/24/24          14,616,307
       5,540,000  Morgan Stanley, Global Medium-Term Note.........................      3.13%        01/23/23           5,521,474
      15,000,000  Morgan Stanley, Global Medium-Term Note (c).....................      0.79%        01/22/25          14,004,045
       5,000,000  Morgan Stanley, Medium-Term Note................................      4.10%        05/22/23           4,975,456
       9,507,000  Morgan Stanley, Medium-Term Note (c)............................      0.53%        01/25/24           9,364,952
       3,000,000  Truist Bank, SOFR + 0.73% (a)...................................      3.65%        03/09/23           2,999,511
      12,000,000  Truist Financial Corp., Medium-Term Note, SOFR +
                     0.40% (a)....................................................      3.32%        06/09/25          11,745,329
       2,401,000  Wells Fargo & Co., Medium-Term Note (c).........................      1.65%        06/02/24           2,345,656
                                                                                                                 ----------------
                                                                                                                      274,869,410
                                                                                                                 ----------------
                  BEVERAGES -- 0.1%
       5,000,000  Anheuser-Busch InBev Worldwide, Inc., 3 Mo. LIBOR +
                     0.74% (a)....................................................      4.66%        01/12/24           5,000,966
         850,000  Constellation Brands, Inc.......................................      3.60%        05/09/24             831,780
                                                                                                                 ----------------
                                                                                                                        5,832,746
                                                                                                                 ----------------
                  BIOTECHNOLOGY -- 1.2%
      11,524,000  Amgen, Inc......................................................      2.25%        08/19/23          11,273,242
      27,571,000  Gilead Sciences, Inc............................................      2.50%        09/01/23          26,974,875
      15,613,000  Gilead Sciences, Inc............................................      0.75%        09/29/23          15,031,546
      28,505,000  Illumina, Inc...................................................      0.55%        03/23/23          27,980,052
                                                                                                                 ----------------
                                                                                                                       81,259,715
                                                                                                                 ----------------
                  BUILDING MATERIALS -- 0.1%
       9,509,000  Martin Marietta Materials, Inc..................................      0.65%        07/15/23           9,199,671
                                                                                                                 ----------------
                  CHEMICALS -- 0.1%
       6,140,000  International Flavors & Fragrances, Inc.........................      3.20%        05/01/23           6,079,886
       3,140,000  Westlake Chemical Corp..........................................      0.88%        08/15/24           2,913,574
                                                                                                                 ----------------
                                                                                                                        8,993,460
                                                                                                                 ----------------
                  COMMERCIAL SERVICES -- 0.4%
      13,043,000  Global Payments, Inc............................................      3.75%        06/01/23          12,912,037
      11,720,000  Global Payments, Inc............................................      4.00%        06/01/23          11,627,657
       3,200,000  PayPal Holdings, Inc............................................      1.35%        06/01/23           3,131,872
                                                                                                                 ----------------
                                                                                                                       27,671,566
                                                                                                                 ----------------
                  COSMETICS/PERSONAL CARE -- 0.1%
       4,000,000  Unilever Capital Corp...........................................      3.13%        03/22/23           3,975,285
                                                                                                                 ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 0.7%
       7,280,000  American Express Co.............................................      3.70%        08/03/23           7,205,798
       2,292,000  American Express Co., 3 Mo. LIBOR + 0.75% (a)...................      5.21%        08/03/23           2,289,459
       3,766,000  American Express Co.............................................      3.38%        05/03/24           3,653,153
       4,000,000  Capital One Financial Corp......................................      3.20%        01/30/23           3,981,974
       8,000,000  Capital One Financial Corp., SOFR + 0.69% (a)...................      3.60%        12/06/24           7,796,290
      25,204,000  Nasdaq, Inc.....................................................      0.45%        12/21/22          25,058,088
                                                                                                                 ----------------
                                                                                                                       49,984,762
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  ELECTRIC -- 3.9%
$      4,485,000  Alabama Power Co., Series S.....................................      5.88%        12/01/22    $      4,493,544
       7,224,000  American Electric Power Co., Inc., Series A, 3 Mo. LIBOR +
                     0.48% (a)....................................................      4.92%        11/01/23           7,175,478
       8,385,000  American Electric Power Co., Inc., Series F.....................      2.95%        12/15/22           8,365,347
      18,860,000  Baltimore Gas and Electric Co...................................      3.35%        07/01/23          18,645,835
       7,070,000  CenterPoint Energy, Inc., SOFR Compounded Index +
                     0.65% (a)....................................................      3.34%        05/13/24           6,924,309
      13,573,000  Dominion Energy, Inc., Series D, 3 Mo. LIBOR + 0.53% (a)........      3.82%        09/15/23          13,520,770
       8,000,000  DTE Energy Co...................................................      2.25%        11/01/22           8,000,000
      16,265,000  DTE Energy Co., Series H........................................      0.55%        11/01/22          16,265,000
       3,000,000  Duke Energy Corp., SOFR + 0.25% (a).............................      3.18%        06/10/23           2,981,080
      26,335,000  Georgia Power Co., Series A.....................................      2.10%        07/30/23          25,755,395
      19,800,000  Metropolitan Edison Co. (b).....................................      3.50%        03/15/23          19,659,851
      27,686,000  NextEra Energy Capital Holdings, Inc............................      0.65%        03/01/23          27,302,142
       5,260,000  NextEra Energy Capital Holdings, Inc., SOFR Compounded
                     Index + 0.54% (a)............................................      3.39%        03/01/23           5,253,252
      10,000,000  NextEra Energy Capital Holdings, Inc., SOFR Compounded
                     Index + 0.40% (a)............................................      3.46%        11/03/23           9,882,445
      11,950,000  Northern States Power Co........................................      2.60%        05/15/23          11,808,299
      15,000,000  Oklahoma Gas and Electric Co....................................      0.55%        05/26/23          14,623,876
       6,018,000  Pacific Gas and Electric Co., SOFR Compounded Index +
                     1.15% (a)....................................................      3.84%        11/14/22           6,013,810
       4,200,000  PPL Electric Utilities Corp., SOFR + 0.33% (a)..................      3.38%        06/24/24           4,142,030
       5,637,000  Public Service Electric and Gas Co., Medium-Term Note...........      2.38%        05/15/23           5,553,541
       6,481,000  Public Service Enterprise Group, Inc............................      2.65%        11/15/22           6,475,963
      11,285,000  Public Service Enterprise Group, Inc............................      0.84%        11/08/23          10,752,672
      15,000,000  Southern California Edison Co., SOFR Compounded Index +
                     0.64% (a)....................................................      3.69%        04/03/23          14,953,129
       4,000,000  Southern California Edison Co., Series J........................      0.70%        08/01/23           3,861,381
       7,550,000  Southern (The) Co., Series 2021, SOFR Compounded Index +
                     0.37% (a)....................................................      3.04%        05/10/23           7,517,901
       2,599,000  Virginia Electric and Power Co..................................      3.45%        02/15/24           2,543,332
       8,764,000  Virginia Electric and Power Co., Series C.......................      2.75%        03/15/23           8,681,671
                                                                                                                 ----------------
                                                                                                                      271,152,053
                                                                                                                 ----------------
                  ENVIRONMENTAL CONTROL -- 0.7%
      27,646,000  Republic Services, Inc..........................................      4.75%        05/15/23          27,600,916
      23,751,000  Waste Management, Inc...........................................      2.40%        05/15/23          23,466,429
                                                                                                                 ----------------
                                                                                                                       51,067,345
                                                                                                                 ----------------
                  FOOD -- 0.3%
      10,738,000  ConAgra Brands, Inc.............................................      3.20%        01/25/23          10,689,769
      10,000,000  ConAgra Brands, Inc.............................................      0.50%        08/11/23           9,623,032
                                                                                                                 ----------------
                                                                                                                       20,312,801
                                                                                                                 ----------------
                  GAS -- 0.4%
      17,033,000  CenterPoint Energy Resources Corp...............................      0.70%        03/02/23          16,798,331
       5,864,000  CenterPoint Energy Resources Corp., 3 Mo. LIBOR +
                     0.50% (a)....................................................      3.60%        03/02/23           5,842,825
       5,000,000  Southern California Gas Co., 3 Mo. LIBOR + 0.35% (a)............      3.62%        09/14/23           4,979,067
                                                                                                                 ----------------
                                                                                                                       27,620,223
                                                                                                                 ----------------


Page 16                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTH CARE PRODUCTS -- 1.3%
$      8,000,000  Baxter International, Inc.......................................      0.87%        12/01/23    $      7,648,036
      10,000,000  Baxter International, Inc., SOFR Compounded Index +
                     0.26% (a)....................................................      3.11%        12/01/23           9,912,931
      10,000,000  Baxter International, Inc., SOFR Compounded Index +
                     0.44% (a)....................................................      3.25%        11/29/24           9,746,831
      16,000,000  PerkinElmer, Inc................................................      0.55%        09/15/23          15,381,563
       3,042,000  Stryker Corp....................................................      0.60%        12/01/23           2,897,672
       7,681,000  Thermo Fisher Scientific, Inc., SOFR Compounded Index +
                     0.35% (a)....................................................      3.41%        04/18/23           7,669,574
      24,595,000  Thermo Fisher Scientific, Inc...................................      0.80%        10/18/23          23,617,591
      10,000,000  Thermo Fisher Scientific, Inc., SOFR Compounded Index +
                     0.39% (a)....................................................      3.45%        10/18/23           9,961,437
       1,000,000  Thermo Fisher Scientific, Inc., SOFR Compounded Index +
                     0.53% (a)....................................................      3.59%        10/18/24             989,558
                                                                                                                 ----------------
                                                                                                                       87,825,193
                                                                                                                 ----------------
                  HEALTH CARE SERVICES -- 2.2%
      31,769,000  Aetna, Inc......................................................      2.80%        06/15/23          31,310,492
      16,500,000  Elevance Health, Inc............................................      2.95%        12/01/22          16,478,697
      31,673,000  Elevance Health, Inc............................................      3.30%        01/15/23          31,568,871
      15,134,000  Elevance Health, Inc............................................      0.45%        03/15/23          14,884,674
       5,260,000  Humana, Inc.....................................................      3.15%        12/01/22           5,254,058
      13,393,000  Humana, Inc.....................................................      2.90%        12/15/22          13,352,826
      33,000,000  Humana, Inc.....................................................      0.65%        08/03/23          31,886,112
       4,799,000  UnitedHealth Group, Inc.........................................      3.50%        06/15/23           4,763,590
                                                                                                                 ----------------
                                                                                                                      149,499,320
                                                                                                                 ----------------
                  INSURANCE -- 1.7%
      15,035,000  Allstate (The) Corp.............................................      3.15%        06/15/23          14,873,279
       5,000,000  Athene Global Funding, SOFR Compounded Index +
                     0.70% (a) (b)................................................      3.49%        05/24/24           4,901,425
       3,000,000  Brighthouse Financial Global Funding, SOFR + 0.76% (a) (b)......      3.82%        04/12/24           2,968,894
      13,635,000  Marsh & McLennan Cos., Inc......................................      3.30%        03/14/23          13,546,787
      25,000,000  MET Tower Global Funding, SOFR + 0.55% (a) (b)..................      3.61%        01/17/23          24,994,466
       2,000,000  Metropolitan Life Global Funding I, SOFR + 0.57% (a) (b)........      3.63%        01/13/23           2,000,624
       7,000,000  Metropolitan Life Global Funding I, SOFR + 0.30% (a) (b)........      3.35%        09/27/24           6,893,206
      25,000,000  New York Life Global Funding, 3 Mo. LIBOR + 0.28% (a) (b).......      4.19%        01/10/23          24,970,004
       5,000,000  New York Life Global Funding, SOFR Compounded Index +
                     0.43% (a) (b)................................................      3.30%        06/06/24           4,965,950
      13,054,000  Principal Life Global Funding II, SOFR + 0.45% (a) (b)..........      3.51%        04/12/24          12,976,208
       5,000,000  Principal Life Global Funding II, SOFR + 0.38% (a) (b)..........      3.17%        08/23/24           4,932,898
                                                                                                                 ----------------
                                                                                                                      118,023,741
                                                                                                                 ----------------
                  LODGING -- 0.0%
       3,000,000  Hyatt Hotels Corp...............................................      1.30%        10/01/23           2,882,387
                                                                                                                 ----------------
                  MACHINERY-DIVERSIFIED -- 0.3%
       3,955,000  John Deere Capital Corp., Global Medium-Term Note, 3 Mo.
                     LIBOR + 0.55% (a)............................................      3.69%        06/07/23           3,956,472
      15,000,000  Rockwell Automation, Inc........................................      0.35%        08/15/23          14,464,428
                                                                                                                 ----------------
                                                                                                                       18,420,900
                                                                                                                 ----------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  MEDIA -- 0.2%
$     11,612,000  Charter Communications Operating LLC / Charter
                     Communications Operating Capital, 3 Mo. LIBOR +
                     1.65% (a)....................................................      6.09%        02/01/24    $     11,690,314
                                                                                                                 ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.2%
       5,300,000  Parker-Hannifin Corp............................................      3.65%        06/15/24           5,155,131
       9,100,000  Teledyne Technologies, Inc......................................      0.65%        04/01/23           8,938,530
                                                                                                                 ----------------
                                                                                                                       14,093,661
                                                                                                                 ----------------
                  OIL & GAS -- 0.0%
       3,165,000  Phillips 66.....................................................      3.70%        04/06/23           3,148,541
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 4.1%
      32,618,000  AbbVie, Inc.....................................................      2.90%        11/06/22          32,606,349
      14,000,000  AbbVie, Inc., 3 Mo. LIBOR + 0.65% (a)...........................      3.63%        11/21/22          13,990,209
      31,847,000  AbbVie, Inc.....................................................      2.85%        05/14/23          31,480,472
      20,518,000  AmerisourceBergen Corp..........................................      0.74%        03/15/23          20,199,537
      19,780,000  Astrazeneca Finance LLC.........................................      0.70%        05/28/24          18,505,724
      17,825,000  Bayer US Finance II LLC (b).....................................      3.88%        12/15/23          17,481,042
       8,918,000  Bristol-Myers Squibb Co.........................................      3.25%        11/01/23           8,794,538
       4,000,000  Cigna Corp......................................................      3.05%        11/30/22           3,992,701
      18,690,000  Cigna Corp......................................................      3.00%        07/15/23          18,431,800
      31,381,000  Cigna Corp......................................................      3.75%        07/15/23          31,064,417
       3,000,000  CVS Health Corp.................................................      4.00%        12/05/23           2,973,216
      24,983,000  McKesson Corp...................................................      2.70%        12/15/22          24,913,400
      21,947,000  Mylan, Inc. (b).................................................      3.13%        01/15/23          21,811,903
      34,013,000  Zoetis, Inc.....................................................      3.25%        02/01/23          33,857,170
                                                                                                                 ----------------
                                                                                                                      280,102,478
                                                                                                                 ----------------
                  PIPELINES -- 2.1%
      12,141,000  Energy Transfer, L.P............................................      3.45%        01/15/23          12,103,047
      25,460,000  Energy Transfer, L.P............................................      3.60%        02/01/23          25,353,103
      34,670,000  Enterprise Products Operating LLC...............................      3.35%        03/15/23          34,482,968
       5,218,000  Enterprise Products Operating LLC...............................      3.90%        02/15/24           5,118,243
       2,989,000  Kinder Morgan Energy Partners, L.P..............................      3.45%        02/15/23           2,973,865
      18,591,000  Kinder Morgan, Inc..............................................      3.15%        01/15/23          18,502,893
      32,163,000  Plains All American Pipeline, L.P. / PAA Finance Corp...........      2.85%        01/31/23          31,955,428
      12,685,000  Southern Natural Gas Co. LLC (b)................................      0.63%        04/28/23          12,352,195
                                                                                                                 ----------------
                                                                                                                      142,841,742
                                                                                                                 ----------------
                  REAL ESTATE INVESTMENT TRUSTS -- 0.4%
      12,619,000  Crown Castle, Inc...............................................      3.15%        07/15/23          12,425,978
      15,190,000  Public Storage, SOFR + 0.47% (a)................................      3.53%        04/23/24          15,066,998
                                                                                                                 ----------------
                                                                                                                       27,492,976
                                                                                                                 ----------------
                  RETAIL -- 0.5%
      14,612,000  AutoZone, Inc...................................................      2.88%        01/15/23          14,565,840
       3,000,000  AutoZone, Inc...................................................      3.13%        07/15/23           2,957,226
       5,000,000  Lowe's Cos., Inc................................................      3.88%        09/15/23           4,944,180
      15,327,000  O'reilly Automotive, Inc........................................      3.85%        06/15/23          15,198,507
                                                                                                                 ----------------
                                                                                                                       37,665,753
                                                                                                                 ----------------
                  SEMICONDUCTORS -- 0.8%
       9,955,000  Marvell Technology, Inc.........................................      4.20%        06/22/23           9,884,120
      16,156,000  Microchip Technology, Inc.......................................      4.33%        06/01/23          16,054,957
       5,820,000  Microchip Technology, Inc.......................................      0.98%        09/01/24           5,342,164


Page 18                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  SEMICONDUCTORS (CONTINUED)
$      1,727,000  Qorvo, Inc. (b).................................................      1.75%        12/15/24    $      1,577,070
      25,108,000  Skyworks Solutions, Inc.........................................      0.90%        06/01/23          24,393,584
                                                                                                                 ----------------
                                                                                                                       57,251,895
                                                                                                                 ----------------
                  SOFTWARE -- 2.1%
      22,233,000  Autodesk, Inc...................................................      3.60%        12/15/22          22,210,894
       4,192,000  Cadence Design Systems, Inc.....................................      4.38%        10/15/24           4,127,582
       3,545,000  Fidelity National Information Services, Inc.....................      0.38%        03/01/23           3,490,050
      27,457,000  Fiserv, Inc.....................................................      3.80%        10/01/23          27,056,607
      19,467,000  Infor, Inc. (b).................................................      1.45%        07/15/23          18,771,118
      33,959,000  Oracle Corp.....................................................      2.63%        02/15/23          33,733,033
      16,919,000  Roper Technologies, Inc.........................................      3.65%        09/15/23          16,709,085
      18,366,000  VMware, Inc.....................................................      0.60%        08/15/23          17,687,063
       3,000,000  VMware, Inc.....................................................      1.00%        08/15/24           2,766,591
                                                                                                                 ----------------
                                                                                                                      146,552,023
                                                                                                                 ----------------
                  TELECOMMUNICATIONS -- 0.5%
       9,936,000  AT&T, Inc., SOFR Compounded Index + 0.64% (a)...................      3.69%        03/25/24           9,879,532
      10,000,000  AT&T, Inc., 3 Mo. LIBOR + 1.18% (a).............................      4.42%        06/12/24          10,035,081
      11,421,000  Verizon Communications, Inc., SOFR Compounded Index +
                     0.50% (a)....................................................      3.53%        03/22/24          11,328,570
                                                                                                                 ----------------
                                                                                                                       31,243,183
                                                                                                                 ----------------
                  TRANSPORTATION -- 0.8%
      26,512,000  Norfolk Southern Corp...........................................      2.90%        02/15/23          26,368,188
       3,254,000  Union Pacific Corp..............................................      2.75%        04/15/23           3,221,917
      22,265,000  Union Pacific Corp..............................................      3.50%        06/08/23          22,073,653
       3,000,000  United Parcel Service, Inc......................................      2.50%        04/01/23           2,970,522
                                                                                                                 ----------------
                                                                                                                       54,634,280
                                                                                                                 ----------------
                  TRUCKING & LEASING -- 0.1%
       5,108,000  Penske Truck Leasing Co., L.P. / PTL Finance Corp. (b)..........      4.25%        01/17/23           5,098,883
                                                                                                                 ----------------
                  TOTAL CORPORATE BONDS AND NOTES..............................................................     2,239,269,055
                  (Cost $2,265,333,414)                                                                          ----------------

FOREIGN CORPORATE BONDS AND NOTES -- 7.9%
                  BANKS -- 4.9%
       4,000,000  Australia & New Zealand Banking Group Ltd., 3 Mo. LIBOR +
                     0.49% (a) (b)................................................      3.47%        11/21/22           3,998,656
      10,000,000  Bank of Montreal, Medium-Term Note, SOFR Compounded
                     Index + 0.32% (a)............................................      3.38%        07/09/24           9,833,636
      25,000,000  Bank of Nova Scotia (The), SOFR Compounded Index +
                     0.45% (a)....................................................      3.50%        04/15/24          24,756,288
       8,000,000  Bank of Nova Scotia (The), SOFR + 0.38% (a).....................      3.44%        07/31/24           7,898,256
       5,000,000  Banque Federative du Credit Mutuel S.A., SOFR Compounded
                     Index + 0.41% (a) (b)........................................      3.03%        02/04/25           4,883,826
      15,623,000  Barclays PLC (c)................................................      4.34%        05/16/24          15,415,238
      17,625,000  Canadian Imperial Bank of Commerce, SOFR + 0.80% (a)............      3.82%        03/17/23          17,620,012
       8,500,000  Canadian Imperial Bank of Commerce, SOFR + 0.34% (a)............      3.37%        06/22/23           8,481,345
      18,275,000  Cooperatieve Rabobank UA (b)....................................      3.88%        09/26/23          18,013,903
       5,000,000  Credit Suisse AG/New York NY....................................      0.52%        08/09/23           4,738,439
      10,000,000  Credit Suisse AG/New York NY, SOFR Compounded Index +
                     0.38% (a)....................................................      3.03%        08/09/23           9,730,480


                        See Notes to Financial Statements                Page 19


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKS (CONTINUED)
$      5,000,000  Credit Suisse Group AG (b) (c)..................................      3.00%        12/14/23    $      4,850,893
       1,044,000  Danske Bank A/S (b) (c).........................................      1.17%        12/08/23           1,037,750
       5,000,000  Danske Bank A/S (b) (c).........................................      0.98%        09/10/25           4,487,174
       4,014,000  Deutsche Bank AG/New York NY....................................      3.30%        11/16/22           4,009,945
       4,992,000  Deutsche Bank AG/New York NY....................................      3.95%        02/27/23           4,957,965
      10,000,000  Deutsche Bank AG/New York NY, Series E, SOFR +
                     0.50% (a)....................................................      3.14%        11/08/23           9,844,480
       6,000,000  DNB Bank ASA, 3 Mo. LIBOR + 0.62% (a) (b).......................      3.72%        12/02/22           5,998,331
       6,200,000  Federation des Caisses Desjardins du Quebec, SOFR +
                     0.43% (a) (b)................................................      3.21%        05/21/24           6,109,602
       6,000,000  ING Groep N.V., 3 Mo. LIBOR + 1.00% (a).........................      4.74%        10/02/23           5,997,452
      11,282,000  Lloyds Banking Group PLC........................................      4.05%        08/16/23          11,150,678
      22,570,000  Lloyds Banking Group PLC (c)....................................      2.91%        11/07/23          22,559,655
      10,000,000  Macquarie Group Ltd. (b) (c)....................................      3.19%        11/28/23           9,982,900
       5,000,000  Macquarie Group Ltd., SOFR + 0.71% (a) (b)......................      3.77%        10/14/25           4,850,892
      10,991,000  Mitsubishi UFJ Financial Group, Inc., 3 Mo. LIBOR +
                     0.74% (a)....................................................      3.84%        03/02/23          10,990,655
       3,306,000  Mizuho Financial Group, Inc. (c)................................      0.85%        09/08/24           3,158,606
       3,945,000  National Australia Bank Ltd., 3 Mo. LIBOR + 0.41% (a) (b).......      3.66%        12/13/22           3,941,069
       5,000,000  National Bank of Canada, SOFR + 0.49% (a).......................      3.12%        08/06/24           4,899,761
       7,615,000  NatWest Group PLC (c)...........................................      2.36%        05/22/24           7,409,049
      14,885,000  NatWest Markets PLC, SOFR + 0.53% (a) (b).......................      3.21%        08/12/24          14,595,816
       8,000,000  Royal Bank of Canada, SOFR Compounded Index +
                     0.36% (a)....................................................      3.42%        07/29/24           7,894,634
      18,454,000  Royal Bank of Canada, Global Medium-Term Note, SOFR
                     Compounded Index + 0.30% (a).................................      3.36%        01/19/24          18,279,022
       4,000,000  Skandinaviska Enskilda Banken AB, 3 Mo. LIBOR +
                     0.65% (a) (b)................................................      3.88%        12/12/22           3,997,412
       4,607,000  Sumitomo Mitsui Financial Group, Inc............................      3.10%        01/17/23           4,591,810
      10,000,000  Sumitomo Mitsui Trust Bank Ltd., SOFR + 0.44% (a) (b)...........      3.40%        09/16/24           9,914,793
       3,000,000  Toronto-Dominion Bank (The), Medium-Term Note...................      2.35%        03/08/24           2,884,409
      10,000,000  Toronto-Dominion Bank (The), Medium-Term Note, SOFR +
                     0.91% (a)....................................................      3.82%        03/08/24           9,974,783
       5,000,000  UBS AG/London, SOFR + 0.45% (a) (b).............................      3.10%        08/09/24           4,959,081
       2,315,000  UBS Group AG (b) (c)............................................      1.01%        07/30/24           2,228,129
       8,000,000  Westpac Banking Corp., 3 Mo. LIBOR + 0.39% (a)..................      4.33%        01/13/23           7,992,327
                                                                                                                 ----------------
                                                                                                                      338,919,152
                                                                                                                 ----------------
                  BEVERAGES -- 0.4%
      16,632,000  Heineken N.V. (b)...............................................      2.75%        04/01/23          16,465,135
      11,000,000  JDE Peet's N.V. (b).............................................      0.80%        09/24/24           9,981,066
                                                                                                                 ----------------
                                                                                                                       26,446,201
                                                                                                                 ----------------
                  BIOTECHNOLOGY -- 0.3%
      19,943,000  Royalty Pharma PLC..............................................      0.75%        09/02/23          19,137,014
                                                                                                                 ----------------
                  CHEMICALS -- 0.3%
      17,605,000  Nutrien Ltd.....................................................      1.90%        05/13/23          17,280,117
                                                                                                                 ----------------
                  HEALTH CARE PRODUCTS -- 0.4%
      28,626,000  DH Europe Finance II Sarl.......................................      2.05%        11/15/22          28,600,421
                                                                                                                 ----------------
                  MEDIA -- 0.0%
       2,102,000  Sky Ltd. (b)....................................................      3.13%        11/26/22           2,099,722
                                                                                                                 ----------------


Page 20                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  OIL & GAS -- 0.3%
$     22,592,000  Canadian Natural Resources Ltd..................................      2.95%        01/15/23    $     22,504,172
                                                                                                                 ----------------
                  PHARMACEUTICALS -- 0.7%
      12,000,000  AstraZeneca PLC.................................................      3.50%        08/17/23          11,867,051
      23,393,000  Shire Acquisitions Investments Ireland DAC......................      2.88%        09/23/23          22,874,378
      10,568,000  Takeda Pharmaceutical Co., Ltd..................................      4.40%        11/26/23          10,460,613
                                                                                                                 ----------------
                                                                                                                       45,202,042
                                                                                                                 ----------------
                  PIPELINES -- 0.3%
       2,000,000  Enbridge, Inc., SOFR + 0.40% (a)................................      3.13%        02/17/23           1,996,470
       5,442,000  Enbridge, Inc...................................................      0.55%        10/04/23           5,203,172
       3,000,000  Enbridge, Inc., SOFR Compounded Index + 0.63% (a)...............      3.34%        02/16/24           2,967,397
      14,000,000  Transcanada Pipelines Ltd.......................................      3.75%        10/16/23          13,777,639
                                                                                                                 ----------------
                                                                                                                       23,944,678
                                                                                                                 ----------------
                  SEMICONDUCTORS -- 0.1%
       3,636,000  Broadcom Corp. / Broadcom Cayman Finance Ltd....................      2.65%        01/15/23           3,617,117
                                                                                                                 ----------------
                  TRANSPORTATION -- 0.2%
       8,916,000  Canadian Pacific Railway Co.....................................      4.45%        03/15/23           8,883,251
       5,000,000  Canadian Pacific Railway Co.....................................      1.35%        12/02/24           4,615,365
                                                                                                                 ----------------
                                                                                                                       13,498,616
                                                                                                                 ----------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES.....................................................        541,249,252
                  (Cost $549,011,123)                                                                            ----------------

U.S. GOVERNMENT BONDS AND NOTES -- 6.8%
      70,000,000  U.S. Treasury Note..............................................      1.63%        11/15/22          69,957,844
      93,000,000  U.S. Treasury Note..............................................      0.13%        11/30/22          92,742,909
      45,000,000  U.S. Treasury Note..............................................      2.00%        02/15/23          44,717,882
      60,000,000  U.S. Treasury Note..............................................      2.50%        03/31/23          59,565,271
      10,000,000  U.S. Treasury Note..............................................      2.75%        04/30/23           9,920,945
      60,000,000  U.S. Treasury Note..............................................      1.75%        05/15/23          59,124,993
      85,000,000  U.S. Treasury Note..............................................      2.50%        08/15/23          83,575,475
      25,000,000  U.S. Treasury Note..............................................      2.88%        10/31/23          24,592,987
      25,000,000  U.S. Treasury Note..............................................      3.00%        07/31/24          24,329,102
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................................       468,527,408
                  (Cost $472,395,442)                                                                            ----------------

ASSET-BACKED SECURITIES -- 4.0%
                  American Credit Acceptance Receivables Trust
       1,915,620     Series 2021-4, Class A (b)...................................      0.45%        09/15/25           1,904,509
       4,748,232     Series 2022-1, Class A (b)...................................      0.99%        12/15/25           4,679,383
                  Avis Budget Rental Car Funding AESOP LLC
      16,295,833     Series 2017-2A, Class A (b)..................................      2.97%        03/20/24          16,217,121
                  BMW Vehicle Owner Trust
      15,647,000     Series 2022-A, Class A2A.....................................      2.52%        12/26/24          15,453,617
                  Carvana Auto Receivables Trust
           8,853     Series 2021-P2, Class A2.....................................      0.30%        07/10/24               8,844
                  Chase Auto Owner Trust
      13,200,000     Series 2022-AA, Class A2 (b).................................      3.86%        10/27/25          13,050,185
                  Drive Auto Receivables Trust
       1,394,611     Series 2021-3, Class A2......................................      0.52%        01/15/25           1,391,895
                  DT Auto Owner Trust
       4,102,581     Series 2021-4A, Class A (b)..................................      0.56%        09/15/25           4,019,873
       6,413,990     Series 2022-1A, Class A (b)..................................      1.58%        04/15/26           6,278,426


                        See Notes to Financial Statements                Page 21


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Exeter Automobile Receivables Trust
$      4,860,016     Series 2020-3A, Class C......................................      1.32%        07/15/25    $      4,801,214
       3,329,323     Series 2022-1A, Class A2.....................................      1.15%        06/17/24           3,320,737
                  First Investors Auto Owner Trust
       2,172,205     Series 2021-1A, Class A (b)..................................      0.45%        03/16/26           2,141,276
                  Flagship Credit Auto Trust
       1,544,647     Series 2020-4, Class A (b)...................................      0.53%        04/15/25           1,540,350
       5,892,422     Series 2021-3, Class A (b)...................................      0.36%        07/15/27           5,666,604
                  Ford Credit Auto Owner Trust
       5,750,000     Series 2022-B, Class A2A.....................................      3.44%        02/15/25           5,694,400
                  Foursight Capital Automobile Receivables Trust
       1,359,013     Series 2021-2, Class A2 (b)..................................      0.40%        04/15/25           1,353,406
       2,691,913     Series 2022-1, Class A2 (b)..................................      1.15%        09/15/25           2,632,164
                  GLS Auto Receivables Issuer Trust
       3,706,950     Series 2021-3A, Class A (b)..................................      0.42%        01/15/25           3,671,990
       4,211,694     Series 2021-4A, Class A (b)..................................      0.84%        07/15/25           4,141,433
                  GLS Auto Receivables Trust
         244,743     Series 2021-2A, Class A (b)..................................      0.31%        11/15/24             244,371
       3,456,795     Series 2022-1A, Class A (b)..................................      1.98%        08/15/25           3,396,918
                  GM Financial Automobile Leasing Trust
       1,471,000     Series 2022-3, Class A2A.....................................      4.01%        10/21/24           1,457,173
                  GM Financial Consumer Automobile Receivables Trust
      12,427,914     Series 2022-2, Class A2......................................      2.52%        05/16/25          12,258,886
                  GSAA Home Equity Trust
           4,592     Series 2005-MTR1, Class A4, 1 Mo. LIBOR + 0.74% (a)..........      4.33%        10/25/35               4,590
                  Honda Auto Receivables Owner Trust
      14,100,000     Series 2022-2, Class A2......................................      3.81%        03/18/25          13,947,788
                  Hyundai Auto Receivables Trust
       5,457,406     Series 2022-A, Class A2A.....................................      1.81%        02/18/25           5,356,487
                  John Deere Owner Trust
      20,000,000     Series 2022-C, Class A2......................................      4.98%        08/15/25          19,937,378
                  MVW Owner Trust
       1,680,363     Series 2018-1A, Class A (b)..................................      3.45%        01/21/36           1,623,784
                  OSCAR US Funding Trust IX LLC
       1,508,961     Series 2018-2A, Class A4 (b).................................      3.63%        09/10/25           1,512,683
                  OSCAR US Funding Trust VIII LLC
         342,698     Series 2018-1A, Class A4 (b).................................      3.50%        05/12/25             343,204
                  OSCAR US Funding XIII LLC
       8,217,880     Series 2021-2A, Class A2 (b).................................      0.39%        08/12/24           8,102,807
                  OSCAR US Funding XIV LLC
       8,794,360     Series 2022-1A, Class A2 (b).................................      1.60%        03/10/25           8,657,851
                  Santander Retail Auto Lease Trust
       1,699,906     Series 2021-B, Class A2 (b)..................................      0.31%        01/22/24           1,688,882
                  Sierra Timeshare Receivables Funding LLC
       4,267,302     Series 2018-2A, Class A (b)..................................      3.50%        06/20/35           4,194,429
                  Toyota Auto Receivables Owner Trust
       7,500,000     Series 2022-C, Class A2A.....................................      3.83%        08/15/25           7,407,022
                  Tricolor Auto Securitization Trust
         898,371     Series 2021-1A, Class A (b)..................................      0.74%        04/15/24             895,723
                  Verizon Master Trust
       3,000,000     Series 2022-1, Class A (d)...................................      1.04%        01/20/27           2,911,780
      20,862,000     Series 2022-3, Class A, steps up to 3.76% on 11/20/23 (d)....      3.01%        05/20/27          20,388,556
      14,000,000     Series 2022-5, Class A1A, steps up to 4.47% on
                        01/20/24 (d)..............................................      3.72%        07/20/27          13,737,160


Page 22                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)

                  Westlake Automobile Receivables Trust
$      4,770,636     Series 2021-2A, Class A2A (b)................................      0.32%        04/15/25    $      4,702,985
       6,874,272     Series 2021-3A, Class A2 (b).................................      0.57%        09/16/24           6,810,234
       6,000,000     Series 2022-1A, Class A3 (b).................................      2.42%        07/15/25           5,822,514
                  World Omni Auto Receivables Trust
      15,000,000     Series 2022-B, Class A2A.....................................      2.77%        10/15/25          14,736,718
      15,000,000     Series 2022-C, Class A2......................................      3.73%        03/16/26          14,781,707
                                                                                                                 ----------------
                  TOTAL ASSET-BACKED SECURITIES................................................................       272,889,057
                  (Cost $277,153,861)                                                                            ----------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 2.8%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
                  Federal Home Loan Mortgage Corporation
         157,980     Series 2003-2723, Class KN...................................      5.00%        12/15/23             157,513
         305,670     Series 2004-2783, Class YB...................................      5.00%        04/15/24             304,457
         180,956     Series 2014-4387, Class DE...................................      2.00%        01/15/32             178,811
       5,465,138     Series 2017-4671, Class CA...................................      3.50%        08/15/43           5,351,945
                  Federal National Mortgage Association
             598     Series 2009-14, Class EB.....................................      4.50%        03/25/24                 594
             323     Series 2009-52, Class AJ.....................................      4.00%        07/25/24                 321
               2     Series 2011-15, Class HT.....................................      5.50%        03/25/26                   2
         290,454     Series 2013-74, Class EL.....................................      3.00%        04/25/41             288,241
       2,339,842     Series 2014-20, Class NA.....................................      3.00%        06/25/33           2,237,320
       2,116,546     Series 2015-28, Class GC.....................................      2.50%        06/25/34           2,012,254
       3,682,178     Series 2017-18, Class VB.....................................      3.00%        05/25/40           3,620,138
                                                                                                                 ----------------
                                                                                                                       14,151,596
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.6%
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates
       5,836,742     Series 2013-K027, Class A2...................................      2.64%        01/25/23           5,818,579
      14,769,750     Series 2013-K030, Class A2...................................      3.25%        04/25/23          14,677,513
      24,023,749     Series 2013-K031, Class A2...................................      3.30%        04/25/23          23,820,078
         414,261     Series 2013-K032, Class A1...................................      3.02%        02/25/23             412,959
      41,100,000     Series 2013-K032, Class A2...................................      3.31%        05/25/23          40,669,309
      29,988,290     Series 2013-K034, Class A2...................................      3.53%        07/25/23          29,646,069
      27,466,906     Series 2013-K035, Class A2...................................      3.46%        08/25/23          27,131,840
         745,383     Series 2013-KSMC, Class A1...................................      1.95%        01/25/23             741,962
       1,625,213     Series 2014-K036, Class A1...................................      2.78%        04/25/23           1,618,598
      16,960,000     Series 2014-K036, Class A2...................................      3.53%        10/25/23          16,711,858
       7,715,122     Series 2014-K041, Class A1...................................      2.72%        08/25/24           7,636,765
       4,817,375     Series 2015-K046, Class A1...................................      2.70%        01/25/25           4,734,823
       3,798,985     Series 2017-KJ12, Class A2...................................      3.04%        08/25/24           3,738,022
                                                                                                                 ----------------
                                                                                                                      177,358,375
                                                                                                                 ----------------
                  PASS-THROUGH SECURITIES -- 0.0%
                  Federal Home Loan Mortgage Corporation
               2     Pool G13204..................................................      6.00%        11/01/22                   1
           2,452     Pool G15435..................................................      5.00%        11/01/24               2,449
           2,278     Pool G15821..................................................      5.00%        07/01/25               2,275
           5,613     Pool G15874..................................................      5.00%        06/01/26               5,605
                  Federal National Mortgage Association
             652     Pool 890403..................................................      6.00%        05/01/23                 651
           6,276     Pool 962078..................................................      4.50%        03/01/23               6,216
              23     Pool AE0237..................................................      5.50%        11/01/23                  23


                        See Notes to Financial Statements                Page 23


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$          4,237     Pool AE0812..................................................      5.00%        07/01/25    $          4,226
          10,652     Pool AL5764..................................................      5.00%        09/01/25              10,624
           1,018     Pool AL5812..................................................      5.50%        05/01/25               1,015
           3,178     Pool AL6212..................................................      4.50%        01/01/27               3,143
           9,590     Pool AL6798..................................................      5.00%        09/01/25               9,564
              23     Pool AL8539..................................................      4.50%        01/01/27                  23
          86,377     Pool BM1299..................................................      5.00%        03/01/27              86,148
                  Government National Mortgage Association
           3,832     Pool 783524..................................................      5.00%        09/15/24               3,842
                                                                                                                 ----------------
                                                                                                                          135,805
                                                                                                                 ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................       191,645,776
                  (Cost $193,350,017)                                                                            ----------------

CERTIFICATES OF DEPOSIT -- 1.4%
                  BANKS -- 1.4%
       7,000,000  Bank of Montreal, SOFR + 0.25% (a)..............................      3.30%        12/02/22           7,000,485
      10,000,000  Bank of Montreal, SOFR + 0.52% (a)..............................      3.57%        03/03/23           9,999,108
      15,000,000  Bank of Montreal, SOFR + 0.65% (a)..............................      3.70%        07/03/23          14,991,667
      15,000,000  Barclays Bank PLC, SOFR + 0.45% (a).............................      3.50%        12/01/22          15,003,396
      10,000,000  Nordea Bank Abp, SOFR + 0.42% (a)...............................      3.47%        12/07/22          10,002,333
      15,000,000  Royal Bank of Canada, SOFR + 0.50% (a)..........................      3.55%        03/16/23          14,996,848
      10,000,000  Svenska Handelsbanken, SOFR + 0.48% (a).........................      3.53%        01/27/23           9,999,400
      15,000,000  Toronto-Dominion Bank (The), SOFR + 0.49% (a)...................      2.02%        02/27/23          14,998,008
                                                                                                                 ----------------
                  TOTAL CERTIFICATES OF DEPOSIT................................................................        96,991,245
                  (Cost $96,998,726)                                                                             ----------------

MORTGAGE-BACKED SECURITIES -- 1.3%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
                  BRAVO Residential Funding Trust
       6,786,708     Series 2021-NQM1, Class A1 (b)...............................      0.94%        02/25/49           6,224,229
                  CIM Trust
       1,429,106     Series 2019-INV1, Class A2, 1 Mo. LIBOR + 1.00% (a) (b)......      4.08%        02/25/49           1,422,839
         705,089     Series 2019-INV2, Class A11, 1 Mo. LIBOR +
                        0.95% (a) (b).............................................      4.03%        05/25/49             689,591
                  CIM Trust (Continued)
       5,020,395     Series 2019-INV3, Class A11, 1 Mo. LIBOR +
                        1.00% (a) (b).............................................      4.03%        08/25/49           4,714,628
                  COLT Mortgage Loan Trust
       3,484,715     Series 2020-2R, Class A1 (b).................................      1.33%        10/26/65           3,108,040
                  Credit Suisse Mortgage Trust
       4,857,600     Series 2019-AFC1, Class A1, steps up to 3.57% on
                        08/26/23 (b) (d)..........................................      2.57%        07/25/49           4,486,729
       5,336,454     Series 2020-NQM1, Class A1, steps up to 2.21% on
                        09/26/24 (b) (d)..........................................      1.21%        05/25/65           4,798,541
                  GCAT Trust
       2,834,216     Series 2020-NQM1, Class A1, steps up to 3.25% on
                        02/26/24 (b) (d)..........................................      2.25%        01/25/60           2,686,597
                  JP Morgan Mortgage Trust
       3,393,321     Series 2019-7, Class A11, 1 Mo. LIBOR + 0.90% (a) (b)........      4.49%        02/25/50           3,246,319
         207,233     Series 2019-8, Class A11, 1 Mo. LIBOR + 0.85% (a) (b)........      3.93%        03/25/50             191,861


Page 24                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED         STATED
     VALUE                                  DESCRIPTION                                COUPON        MATURITY         VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  JP Morgan Mortgage Trust (Continued)
$      3,234,769     Series 2019-INV1, Class A11, 1 Mo. LIBOR +
                        0.95% (a) (b).............................................      4.54%        10/25/49    $      3,181,923
         315,518     Series 2019-LTV2, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      4.49%        12/25/49             314,967
         307,520     Series 2019-LTV3, Class A11, 1 Mo. LIBOR +
                        0.85% (a) (b).............................................      3.93%        03/25/50             306,075
       3,834,466     Series 2020-2, Class A11, 1 Mo. LIBOR + 0.80% (a) (b)........      3.88%        07/25/50           3,523,105
         577,107     Series 2020-LTV1, Class A11, 1 Mo. LIBOR +
                        1.00% (a) (b).............................................      4.08%        06/25/50             570,455
                  OBX Trust
       1,927,962     Series 2020-INV1, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (b).............................................      3.98%        12/25/49           1,782,184
                  Residential Mortgage Loan Trust
         385,880     Series 2019-3, Class A2 (b)..................................      2.94%        09/25/59             374,133
                  Starwood Mortgage Residential Trust
       1,148,865     Series 2020-1, Class A1 (b)..................................      2.28%        02/25/50           1,139,322
                  Verus Securitization Trust
       1,404,998     Series 2019-4, Class A2, steps up to 3.85% on
                        10/26/23 (b) (d)..........................................      2.85%        11/25/59           1,340,380
         896,644     Series 2019-INV2, Class A2, steps up to 3.95% on
                        08/25/23 (b) (d)..........................................      3.12%        07/25/59             877,119
         973,258     Series 2020-4, Class A2, steps up to 2.91% on
                        07/26/24 (b) (d)..........................................      1.91%        05/25/65             915,714
                                                                                                                 ----------------
                                                                                                                       45,894,751
                                                                                                                 ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
                  COMM Mortgage Trust
       1,681,665     Series 2013-CR9, Class ASB...................................      3.83%        07/10/45           1,672,563
      13,473,249     Series 2013-LC13, Class A5...................................      4.21%        08/10/46          13,278,054
                  FREMF Mortgage Trust
       3,495,000     Series 2013-K29, Class C (b) (e).............................      3.47%        05/25/46           3,444,017
                  GS Mortgage Securities Corp II
       1,060,156     Series 2013-GC10, Class A5...................................      2.94%        02/10/46           1,056,433
                  JPMBB Commercial Mortgage Securities Trust
      10,195,813     Series 2013-C14, Class A4....................................      4.13%        08/15/46          10,064,813
                  KNDL Mortgage Trust
       4,100,000     Series 2019-KNSQ, Class A, 1 Mo. LIBOR + 0.80% (a) (b).......      4.21%        05/15/36           4,021,252
                  UBS-Barclays Commercial Mortgage Trust
       1,555,824     Series 2013-C6, Class A3FL, 1 Mo. LIBOR + 0.79% (a) (b)......      4.14%        04/10/46           1,553,586
                  Wells Fargo Commercial Mortgage Trust
       7,228,660     Series 2013-LC12, Class A3FL, 1 Mo. LIBOR +
                        1.05% (a) (b).............................................      4.46%        07/15/46           7,228,364
                                                                                                                 ----------------
                                                                                                                       42,319,082
                                                                                                                 ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................        88,213,833
                  (Cost $91,892,286)                                                                             ----------------

                  TOTAL INVESTMENTS -- 101.3%..................................................................     6,970,718,011
                  (Cost $7,018,067,254)                                                                          ----------------

                  NET OTHER ASSETS AND LIABILITIES -- (1.3)%...................................................       (86,954,056)
                                                                                                                 ----------------
                  NET ASSETS -- 100.0%.........................................................................  $  6,883,763,955
                                                                                                                 ================


                        See Notes to Financial Statements                Page 25


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

(a)   Floating or variable rate security.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
      Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $577,851,004 or 8.4% of net assets.

(c)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(e)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

LIBOR - London Interbank Offered Rate

SOFR  - Secured Overnight Financing Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                              LEVEL 2           LEVEL 3
                                                           TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                          VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                         10/31/2022          PRICES            INPUTS            INPUTS
                                                       --------------    --------------    --------------    --------------
Commercial Paper*....................................  $3,071,932,385    $           --    $3,071,932,385    $           --
Corporate Bonds and Notes*...........................   2,239,269,055                --     2,239,269,055                --
Foreign Corporate Bonds and Notes*...................     541,249,252                --       541,249,252                --
U.S. Government Bonds and Notes......................     468,527,408                --       468,527,408                --
Asset-Backed Securities..............................     272,889,057                --       272,889,057                --
U.S. Government Agency Mortgage-Backed Securities....     191,645,776                --       191,645,776                --
Certificates of Deposit*.............................      96,991,245                --        96,991,245                --
Mortgage-Backed Securities...........................      88,213,833                --        88,213,833                --
                                                       --------------    --------------    --------------    --------------
Total Investments....................................  $6,970,718,011    $           --    $6,970,718,011    $           --
                                                       ==============    ==============    ==============    ==============


* See Portfolio of Investments for industry breakout.

Page 26                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value.....................................................    $6,970,718,011
Cash......................................................................         9,388,186
Interest receivable.......................................................        22,576,949
                                                                              --------------
   Total Assets...........................................................     7,002,683,146
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased .......................................        54,047,232
   Capital shares purchased...............................................        47,452,764
   Distributions to shareholders..........................................        15,994,712
   Investment advisory fees...............................................         1,424,483
                                                                              --------------
      Total Liabilities...................................................       118,919,191
                                                                              --------------
NET ASSETS................................................................    $6,883,763,955
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $6,942,537,537
Par value.................................................................         1,160,997
Accumulated distributable earnings (loss).................................       (59,934,579)
                                                                              --------------
NET ASSETS................................................................    $6,883,763,955
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.29
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................       116,099,724
                                                                              ==============
Investments, at cost......................................................    $7,018,067,254
                                                                              ==============


                        See Notes to Financial Statements                Page 27


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Interest..................................................................    $   73,382,207
Foreign withholding tax...................................................           (13,227)
                                                                              --------------
   Total investment income................................................        73,368,980
                                                                              --------------
EXPENSES:
Investment advisory fees..................................................        21,815,540
                                                                              --------------
   Total expenses.........................................................        21,815,540
   Less fees waived by the investment advisor.............................        (9,695,795)
                                                                              --------------
   Net expenses...........................................................        12,119,745
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................        61,249,235
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments...................................          (194,021)
Net change in unrealized appreciation (depreciation) on investments.......       (47,431,584)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................       (47,625,605)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $   13,623,630
                                                                              ==============


Page 28                 See Notes to Financial Statements


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR              YEAR
                                                                                   ENDED             ENDED
                                                                                10/31/2022        10/31/2021
                                                                              ---------------   ---------------
OPERATIONS:
Net investment income (loss)..............................................    $    61,249,235   $    22,049,093
Net realized gain (loss)..................................................           (194,021)        3,911,818
Net change in unrealized appreciation (depreciation)......................        (47,431,584)      (15,146,530)
                                                                              ---------------   ---------------
Net increase (decrease) in net assets resulting from operations...........         13,623,630        10,814,381
                                                                              ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................        (61,314,422)      (21,658,425)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................      3,362,454,346       242,910,481
Cost of shares redeemed...................................................       (841,978,719)     (989,870,234)
                                                                              ---------------   ---------------
Net increase (decrease) in net assets resulting from shareholder
   transactions...........................................................      2,520,475,627      (746,959,753)
                                                                              ---------------   ---------------
Total increase (decrease) in net assets...................................      2,472,784,835      (757,803,797)

NET ASSETS:
Beginning of period.......................................................      4,410,979,120     5,168,782,917
                                                                              ---------------   ---------------
End of period.............................................................    $ 6,883,763,955   $ 4,410,979,120
                                                                              ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................         73,649,724        86,099,724
Shares sold...............................................................         56,550,000         4,050,000
Shares redeemed...........................................................        (14,100,000)      (16,500,000)
                                                                              ---------------   ---------------
Shares outstanding, end of period.........................................        116,099,724        73,649,724
                                                                              ===============   ===============


                        See Notes to Financial Statements                Page 29


FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                 YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------------
                                                              2022           2021           2020           2019          2018
                                                          ------------   ------------   ------------   ------------  ------------
Net asset value, beginning of period....................   $    59.89     $    60.03     $    60.09     $    59.97    $    60.02
                                                           ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................         0.64           0.28           0.85           1.48          1.15
Net realized and unrealized gain (loss).................        (0.60)         (0.15)         (0.05)          0.11         (0.01)
                                                           ----------     ----------     ----------     ----------    ----------
Total from investment operations........................         0.04           0.13           0.80           1.59          1.14
                                                           ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................................        (0.64)         (0.27)         (0.86)         (1.47)        (1.19)
Return of capital.......................................           --             --             --             --         (0.00)(a)
                                                           ----------     ----------     ----------     ----------    ----------
Total distributions.....................................        (0.64)         (0.27)         (0.86)         (1.47)        (1.19)
                                                           ----------     ----------     ----------     ----------    ----------
Net asset value, end of period..........................   $    59.29     $    59.89     $    60.03     $    60.09    $    59.97
                                                           ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (b)........................................         0.08%          0.22%          1.34%          2.68%         1.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $6,883,764     $4,410,979     $5,168,783     $5,065,750    $3,070,454
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...........         0.45%          0.45%          0.45%          0.45%         0.45%
Ratio of net expenses to average net assets.............         0.25%          0.25%          0.38%          0.39%         0.33%
Ratio of net investment income (loss) to average
   net assets...........................................         1.26%          0.47%          1.41%          2.47%         2.04%
Portfolio turnover rate (c).............................           56%            82%            73%            73%           45%


(a)   Amount represents less than $0.01 per share.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 30                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), a
diversified series of the Trust, which trades under the ticker "FTSM" on The
Nasdaq Stock Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value
("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate debt securities, including securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or U.S. government-sponsored entities, residential and commercial mortgage-backed securities, asset-backed securities, U.S.
corporate bonds, fixed income securities issued by non-U.S. corporations and governments, municipal obligations, privately issued securities and other debt securities bearing fixed or floating interest rates. The Fund may also invest in money market securities. The Fund may invest in investment companies, such as
ETFs, that invest primarily in debt securities. The Fund intends to limit its investments in privately-issued, non-agency sponsored mortgage- and asset-backed securities to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans representing amounts borrowed by companies or other entities from banks and other lenders. A significant portion of these loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be less than one year and the average maturity of the Fund's portfolio is expected to be less than three years. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities, certificates of deposit and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Commercial paper is fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the
      Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price;
securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;
            2)    the fundamental business data relating to the borrower/issuer;
            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;
            4)    the type, size and cost of a security;
            5)    the financial statements of the borrower/issuer or the
                  financial condition of the country of issue;
            6)    the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee's,
                  sub-adviser's or portfolio manager's analysis, as applicable, or external analysis;
            7)    the information as to any transactions in or offers for the security;

-----------------------------

(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

            8)    the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
            9)    the coupon payments;
           10)    the quality, value and salability of collateral, if any,
                  securing the security;
           11)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the borrower's/issuer's
                  management (for corporate debt only);
           12)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry (for corporate debt only);
           13)    the borrower's/issuer's competitive position within the
                  industry;
           14)    the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
           15)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

                                                                         Page 33


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                              2022            2021
Ordinary income.................................  $  46,350,806   $  23,640,819
Capital gains...................................             --              --
Return of capital...............................             --              --
As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $     322,904
Accumulated capital and other gain (loss).......    (12,864,893)
Net unrealized appreciation (depreciation)......    (47,392,590)

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $12,864,893.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2022, there were no tax adjustments made to accumulated distributable earnings
(loss) accounts due to differences between book and tax treatments.

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                     Gross               Gross          Net Unrealized
                                   Unrealized         Unrealized         Appreciation
                 Tax Cost         Appreciation      (Depreciation)      (Depreciation)
              --------------     --------------     ---------------     ---------------
              $7,018,110,601     $       82,151     $   (47,474,741)    $   (47,392,590)


E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and Advisor,
First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

The Fund has agreed to pay First Trust an annual unitary management fee equal to
0.45% of its average daily net assets. Pursuant to two separate contractual agreements, First Trust has agreed to waive management fees of 0.20% of average daily net assets until March 1, 2023. At that point, the waiver agreement will expire and will not be renewed. Pursuant to a contractual agreement between the
Trust, on behalf of the Fund, and First Trust, the management fees paid to First
Trust will be reduced by the portion of the management fees earned by First
Trust from the Fund for assets invested in other investment companies advised by
First Trust. This contractual agreement shall continue until the earlier of (i)
its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2023. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust. During the fiscal year ended October 31, 2022, the Advisor waived fees of $9,695,795.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 35


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund, or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The costs of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2022, were $198,532,808 and $1,099,547,043, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2022 were $34,517,440 and $1,757,484,335, respectively.

For the fiscal year ended October 31, 2022, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                OCTOBER 31, 2022

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

                                                                         Page 37


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Enhanced Short Maturity ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks

                                                                         Page 39


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

                                                                         Page 41


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Enhanced Short Maturity ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the
Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an aggregate amount equal to 0.20% of the Fund's average daily net assets until at least March 1,
2023 and also to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waivers, was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-year period ended December 31, 2021 and underperformed the Performance Universe median and outperformed the benchmark index for the three- and five-year periods ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board

                                                                         Page 43


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENTS TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Enhanced Short
Maturity ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for the Fund and that the modified unitary fee rate schedule for the
Fund under the Amendment would not be implemented until the expiration of the
Fund's contractual fee waiver. The Board considered that the effective unitary fee rate paid by the Fund under the Agreement after taking into account the contractual fee waiver is less than the effective unitary fee rate that the Fund would pay pursuant to the modified unitary fee rate schedule under the
Amendment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Enhanced Short Maturity ETF (the
"Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment
Fund Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $6,575,011. This figure is comprised of $500,890 paid (or to be paid) in fixed compensation and $6,074,121 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include
$1,234,773 paid (or to be paid) to senior management of First Trust and
$5,340,238 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund
(collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 45


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 47


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


{BLANK BACK COVER}


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust High Income Strategic Focus ETF (HISF) (formerly First Trust
Strategic Income ETF (FDIV))

Annual Report
For the Year Ended
October 31, 2022


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--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust High Income Strategic Focus ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
High Income Strategic Focus ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

The First Trust High Income Strategic Focus ETF's (the "Fund"), formerly First
Trust Strategic Income ETF, primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds ("Underlying ETFs") that are designed to follow the High Income Model (the
"High Income Model") developed by the Fund's investment advisor, First Trust
Advisors L.P. ("First Trust" or the "Advisor"). The Fund, through its investments in the Underlying ETFs comprising the High Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First
Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First Trust. However, the Fund may also invest in ETFs other than First Trust ETFs. Shares of the Fund are listed on The
Nasdaq Stock Market LLC under the ticker symbol "HISF."

Prior to February 28, 2022, the Fund was a multi-manager, multi-strategy actively managed exchange-traded fund. The following served as investment sub-advisors to the Fund: First Trust Global Portfolios Limited ("FTGP"); Energy
Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and
Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the
"Sub-Advisors"). The Advisor's Investment Committee determined the Fund's strategic allocation among various general investment categories and allocated the Fund's assets to portfolio management teams comprised of personnel of the
Advisor and/or a Sub-Advisor (each, a "Management Team"), which employed their respective investment strategies. The Fund sought to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund added or removed investment categories or
Management Teams at the discretion of the Advisor.

The Fund's investment categories were: (i) high-yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including securities issued by emerging market countries; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S.
exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts.
The Management Teams utilized a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams sought exposure to these asset classes directly or through investments in ETFs.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURNS   CUMULATIVE TOTAL RETURNS
                                                                1 Year      5 Years       Inception      5 Years       Inception
                                                                Ended        Ended        (8/13/14)       Ended        (8/13/14)
                                                               10/31/22     10/31/22     to 10/31/22     10/31/22     to 10/31/22
FUND PERFORMANCE
NAV                                                            -10.38%        1.12%         2.34%          5.73%         20.96%
Market Price                                                   -10.49%        1.11%         2.34%          5.67%         20.97%

INDEX PERFORMANCE
Blended Index(2)                                               -14.37%        0.25%         1.45%          1.27%         12.53%
Bloomberg U.S. Aggregate Bond Index                            -15.68%       -0.54%         0.63%         -2.68%          5.34%
Russell 3000(R) Index                                          -16.52%        9.87%        10.33%         60.08%        124.20%
Prior Blended Benchmark(3)                                      -5.81%        3.36%         3.29%         17.96%         30.44%
------------------------------------------------------------------------------------------------------------------------------------


On February 28, 2022, the Fund changed its principal investment strategies.
Therefore, the Fund's performance and historical returns shown above are not necessarily indicative of the performance that the Fund, under its current strategy, would have generated.

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

(2)   The Blended Index is comprised of the Bloomberg US Aggregate Bond Index
      (the "Agg") (70%) and the ICE BofA U.S. High Yield Constrained Index
      (30%).

(3)   The Prior Blended Index is equally weighted to include these six indices:
      the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, ICE BofA
      Fixed Rate Preferred Securities Index, ICE BofA U.S. High Yield Index,
      Bloomberg EM USD Aggregate Index and Bloomberg U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior
      Blended Index returns are calculated by using the monthly return of the six indices during each period shown above. At the beginning of each month the six indices are rebalanced to a 16.66 percentage weighting for each to account for divergence from that percentage weighting that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance of the Prior Blended Index for each period shown above.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------------------------------------
                                             % OF
FUND ALLOCATION                           NET ASSETS
-----------------------------------------------------------
Exchange-Traded Funds                        99.9%
Net Other Assets and Liabilities              0.1
                                            ------
     Total                                  100.0%
                                            ======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                              AUGUST 13, 2014 - OCTOBER 31, 2022

            First Trust High Income      Blended         Bloomberg U.S.         Russell 3000(R)      Prior Blended
              Strategic Focus ETF        Index        Aggregate Bond Index           Index               Index
8/13/14             $10,000              $10,000            $10,000                 $10,000             $10,000
10/31/14             10,177               10,053             10,080                  10,371              10,129
4/30/15              10,330               10,246             10,288                  10,863              10,191
10/31/15              9,989               10,133             10,280                  10,837               9,735
4/30/16              10,436               10,406             10,571                  10,844              10,006
10/31/16             10,856               10,755             10,731                  11,297              10,446
4/30/17              11,275               10,878             10,659                  12,859              10,981
10/31/17             11,442               11,112             10,827                  14,006              11,058
4/30/18              11,340               10,959             10,625                  14,537              11,029
10/31/18             11,303               10,982             10,605                  14,929              11,093
4/30/19              12,100               11,591             11,187                  16,379              11,766
10/31/19             12,502               12,146             11,826                  16,942              11,977
4/30/20              11,156               12,279             12,401                  16,208              10,915
10/31/20             11,604               12,785             12,558                  18,662              11,270
4/30/21              13,166               12,952             12,367                  24,462              13,434
10/31/21             13,499               13,141             12,498                  26,854              13,849
4/30/22              12,775               11,987             11,314                  23,699              13,341
10/31/22             12,096               11,253             10,534                  22,420              13,044


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


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PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust High Income Strategic Focus ETF (the "Fund" or
"HISF"). Prior to February 28, 2022, the following served as investment sub-advisors (each, a "Sub-Advisor") to the Fund: First Trust Global Portfolios
Limited ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC
("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's
Investment Committee determined the Fund's strategic allocation among various general investment categories and allocated the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or Sub-Advisor, which employed their respective investment strategies. As of March 1, 2022, First
Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR
   OF FIRST TRUST;
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR OF FIRST TRUST;
CHRIS A. PETERSON, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST;
WILLIAM HOUSEY, CFA, MANAGING DIRECTOR OF FIXED INCOME OF FIRST TRUST; AND
STEVE COLLINS, CFA, SENIOR VICE PRESIDENT OF FIRST TRUST.

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Daniel J. Lindquist, David G. McGarel and William Housey
have served as part of the portfolio management team of the Fund since 2014.
Chris A. Peterson has served as part of the portfolio management team of the
Fund since 2016. Steve Collins has served as part of the portfolio management team of the Fund since 2021.

                                   COMMENTARY

MARKET RECAP

For the 12-month period ended October 31, 2022, persistently high inflation, the
Federal Reserve's (the "Fed") pivot from monetary accommodation and the Russian invasion of Ukraine in February 2022 resulted in a shift in the markets' focus from economic growth to concern that recession risk may be meaningfully pulled forward. Interest rates were higher across the board and the U.S. Treasury yield curve inverted between the 2-Year and 10-Year tenors during the period. On
October 29, 2021, the 2-Year U.S. Treasury yield was 0.49% and by October 31,
2022, it had increased to 4.48% while the 10-Year U.S. Treasury yield increased from 1.55% to 4.05%. Over the period, the Fed increased the Federal Funds target range from 0% - 0.25% to 2.75% - 3.25%. Higher rates were a headwind for broad based fixed income assets as the Bloomberg US Aggregate Bond Index returned
-15.68% and high yield bonds, reflected in the ICE BofA US High Yield
Constrained Index, declined 11.45% as high yield spreads increased from 317 basis points ("bps") to 465 bps, during the period. In the period following the change in the Fund's investment strategy, from February 28, 2022 through October
31, 2022, the 10-Year yield rose from 1.83% to 4.05% while high yield corporate bond spreads increased from 378 bps to 465 bps. The Bloomberg US Aggregate Bond
Index and ICE BofA US High Yield Constrained Index declined 12.88% and 8.89%, respectively, over this shorter period.

In the fourth quarter of 2021, the Fed moved on from its belief that inflation would be transitory, conceding that while it initially may have been limited to areas related to the reopening of the economy and supply chain, it had broadened and accelerated. They announced an accelerated pace of asset purchase tapering and a more hawkish path for increasing its policy rate at the December 2022
Federal Open Market Committee ("FOMC") meeting.

In February 2022, the Russian invasion of Ukraine sent a shockwave through global risk markets, which included a spike in oil and commodity prices, further exacerbating inflationary pressure. In response, the Fed increased the Federal
Funds target rate by a quarter percentage point at the March 2022 FOMC meeting and indicated additional rate hikes would be forthcoming throughout the year.
Through the second quarter of 2022, the curve continued to flatten and ultimately 2-Year and 10-Year Treasuries inverted.

By mid-summer 2022, inflation remained at the highest levels in decades inducing the Fed to hike the Federal Funds target rate 75 bps at the June 2022 FOMC meeting. Amidst a backdrop of slowing growth and very high inflation with a significant Fed response, risk assets tumbled in the second quarter of 2022 as high yield bond spreads widened 245 bps and the S&P 500(R) Index declined
16.10%.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

Market sentiment rebounded sharply as the third quarter of 2022 began as resilient corporate earnings and labor market optimism fueled a rally in risk assets that proved to be short-lived. Fed Chairman Jerome Powell made the Fed's position on inflation abundantly clear in August 2022 at the FOMC in Jackson
Hole, stating the "overarching focus" is to bring inflation back down to the
2.0% level which "will also bring some pain to households and businesses."
Equities resumed downward and high yield bond spreads weakened through September
2022. The Fed increased the Federal Funds target rate by 75 bps in July 2022 and again in September 2002 at the respective FOMC meetings.

PERFORMANCE ANALYSIS

The Fund returned -10.38% based on net asset value ("NAV") and -10.49% based on market price for the 12-month period ended October 31, 2022. As noted above, the
Fund converted to a fund-of-funds strategy that follows the First Trust High
Income Model on February 28, 2022. Prior to the transition, the benchmark was equally weighted including these six indices: the Alerian MLP Index, Dow Jones
U.S. Select Dividend Index, ICE BofA Fixed Rate Preferred Securities Index, ICE
BofA U.S. High Yield Index, Bloomberg EM USD Aggregate Index and Bloomberg U.S.
MBS Index (the "Prior Benchmark"). After the transition, the new benchmark consists of 70% of the Bloomberg US Aggregate Bond Index, which is a broad-based benchmark that measures the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and 30% of the ICE BofA US High Yield
Constrained Index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2% (the "New Benchmark"). Over the same 12-month period, the Prior Benchmark returned -5.81% and the New Benchmark returned -14.37%.

Because of the change in investment strategy, the Fund's performance and historical returns shown in this report are not necessarily indicative of the performance that the Fund would have generated during the same 12-month period based upon its current strategy.

The performance discussion below will focus on the Fund's performance 8-month period since the transition, February 28, 2022 through October 31, 2022. During that period, the Fund returned -9.27% based on a NAV basis and -9.14% based on market price for the 8-month period from February 28, 2022 through October 31,
2022, while the New Benchmark returned -11.65%.

The negative total return for the Fund for the 8-month period reflected the impact higher interest rates had on fixed income assets while the relative outperformance was largely driven by the Fund's duration which was below the New
Benchmark's duration.

Exposure to higher quality, short duration corporate and mortgage-backed securities contributed to outperformance as the First Trust Enhanced Short
Maturity ETF returned -0.57% from June 30, 2022 through October 31, 2022 when it was added to the strategy. The First Trust Low Duration Opportunities ETF returned -4.13% and the iShares 0-5 Year Investment Grade Corporate Bond ETF
returned -4.66%, all better than the benchmark returns from February 28, 2022.
The short duration positioning, and higher credit quality allowed these funds to hold up better than the New Benchmark as interest rates rose and credit spreads widened.

Exposure to emerging market debt was a drag on performance during the period as
U.S. dollar strength weighed on the sector. The U.S. Dollar Index rose from
96.71 on February 28, 2022 to 112.17 on September 30, 2022 when the Fund exited the position in the emerging market debt fund, the First Trust Emerging Markets
Local Currency Bond ETF, which was down 17.00% over this period.

The Fund's position in the First Trust TCW Opportunistic Fixed Income ETF
("FIXD"), with a duration longer than the New Benchmark, was the largest detractor from relative performance and was down 15.38% over the period. FIXD's duration ranged between 6.3 and 6.7 years over the period.

MARKET AND FUND OUTLOOK

Due to persistently high inflation, the Fed has continued to reiterate its commitment to lowering inflation to its 2% target. The Federal Funds target rate was increased by 75 basis points in each of the last four FOMC meetings, moving the upper bound to 4.00% as of November 2022. We expect the Fed to continue to raise interest rates into next year, stabilizing the Federal Funds terminal rate around 5.0% - 5.5% before pausing further interest rate increases and observing the implications of such a dramatic move in interest rates over such a short period of time. Importantly, given that the Fed's dual mandate centers on inflation and employment, both of which are typically lagging indicators with respect to overall economic activity, we believe the risk of a policy error by the Fed that results in recession has increased dramatically in 2023.

Therefore, as the Fed continues to raise the Federal Funds target rate, we continue to favor duration profiles short of the New Benchmark, however, due to what we view as more balanced risks in the market and rising recession risk, we believe duration extension is warranted. Furthermore, given the potential for a shorter business cycle and increasing recession risk in 2023, we believe it is prudent to increase credit quality.

                                                                          Page 5


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust High Income Strategic Focus ETF (the "Fund"),
you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2022      OCTOBER 31, 2022      PERIOD (a)       PERIOD (a) (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
Actual                                               $1,000.00          $  946.90             0.20%             $0.98
Hypothetical (5% return before expenses)             $1,000.00          $1,024.20             0.20%             $1.02


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022

   SHARES               DESCRIPTION                 VALUE
------------  --------------------------------  --------------
              EXCHANGE-TRADED FUNDS -- 99.9%
              CAPITAL MARKETS -- 99.9%
      66,364  First Trust Enhanced Short
                 Maturity ETF (a)               $    3,934,721
     114,166  First Trust Institutional
                 Preferred Securities and
                 Income ETF (a)                      1,975,072
     207,229  First Trust Low Duration
                 Opportunities ETF (a)               9,708,679
     205,074  First Trust Tactical High Yield
                 ETF (a)                             8,077,865
     246,715  First Trust TCW Opportunistic
                 Fixed Income ETF (a)               10,532,263
     103,457  iShares 0-5 Year Investment
                 Grade Corporate Bond ETF            4,893,516
                                                --------------

              TOTAL INVESTMENTS -- 99.9%            39,122,116
              (Cost $43,255,502)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.1%                    39,724
                                                --------------
              NET ASSETS -- 100.0%              $   39,161,840
                                                ==============

(a)   Investment in an affiliated fund.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                       10/31/2022           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*..........................     $    39,122,116    $    39,122,116    $            --    $            --
                                                     ===============    ===============    ===============    ===============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                 Page 7


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value - Affiliated.....................................     $     34,228,600
Investments, at value - Unaffiliated...................................            4,893,516
                                                                            ----------------
Total investments, at value............................................           39,122,116
Cash...................................................................               12,287
Receivables:
   Dividends...........................................................               30,851
   Reclaims............................................................                3,705
                                                                            ----------------
   Total Assets........................................................           39,168,959
                                                                            ----------------
LIABILITIES:
Investment advisory fees payable.......................................                7,119
                                                                            ----------------
   Total Liabilities...................................................                7,119
                                                                            ----------------
NET ASSETS.............................................................     $     39,161,840
                                                                            ================
NET ASSETS CONSIST OF:
Paid-in capital........................................................     $     51,320,777
Par value..............................................................                9,000
Accumulated distributable earnings (loss)..............................          (12,167,937)
                                                                            ----------------
NET ASSETS.............................................................     $     39,161,840
                                                                            ================
NET ASSET VALUE, per share.............................................     $          43.51
                                                                            ================
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................              900,002
                                                                            ================
Investments, at cost - Affiliated......................................     $     38,090,579
                                                                            ================
Investments, at cost - Unaffiliated....................................     $      5,164,923
                                                                            ================
Total investments, at cost.............................................     $     43,255,502
                                                                            ================


Page 8                  See Notes to Financial Statements


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Dividends - Affiliated.................................................     $      1,406,804
Dividends - Unaffiliated...............................................              448,500
Interest...............................................................                1,445
Foreign withholding tax................................................               (6,053)
                                                                            ----------------
   Total investment income.............................................            1,850,696
                                                                            ----------------
EXPENSES:
Investment advisory fees...............................................              271,585
                                                                            ----------------
   Total expenses......................................................              271,585
   Less fees waived by the investment advisor..........................              (92,981)
                                                                            ----------------
   Net expenses........................................................              178,604
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            1,672,092
                                                                            ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Affiliated............................................           (3,401,013)
   Investments - Unaffiliated..........................................           (1,296,214)
   In-kind redemptions - Affiliated....................................             (235,480)
   In-kind redemptions - Unaffiliated..................................            2,384,346
   Futures contracts...................................................              (12,821)
   Foreign currency transactions.......................................                 (526)
                                                                            ----------------
Net realized gain (loss)...............................................           (2,561,708)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Affiliated............................................           (3,159,502)
   Investments - Unaffiliated..........................................           (2,647,356)
   Futures contracts...................................................                 (741)
   Foreign currency translation........................................                  737
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................           (5,806,862)
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (8,368,570)
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     (6,696,478)
                                                                            ================


                        See Notes to Financial Statements                 Page 9


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR                   YEAR
                                                                                 ENDED                  ENDED
                                                                               10/31/2022             10/31/2021
                                                                            ----------------       ----------------
OPERATIONS:
Net investment income (loss)...........................................     $      1,672,092       $      2,011,416
Net realized gain (loss)...............................................           (2,561,708)             6,369,796
Net increase from payment by the advisor...............................                   --                  1,758
Net change in unrealized appreciation (depreciation)...................           (5,806,862)             2,091,269
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting from operations........           (6,696,478)            10,474,239
                                                                            ----------------       ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................           (2,147,053)            (2,628,954)
                                                                            ----------------       ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           63,936,474             72,475,535
Cost of shares redeemed................................................          (86,408,488)           (70,562,092)
                                                                            ----------------       ----------------
Net increase (decrease) in net assets resulting
 from shareholder transactions.........................................          (22,472,014)             1,913,443
                                                                            ----------------       ----------------
Total increase (decrease) in net assets................................          (31,315,545)             9,758,728

NET ASSETS:
Beginning of period....................................................           70,477,385             60,718,657
                                                                            ----------------       ----------------
End of period..........................................................     $     39,161,840       $     70,477,385
                                                                            ================       ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................            1,400,002              1,350,002
Shares sold............................................................            1,300,000              1,500,000
Shares redeemed........................................................           (1,800,000)            (1,450,000)
                                                                            ----------------       ----------------
Shares outstanding, end of period......................................              900,002              1,400,002
                                                                            ================       ================


Page 10                 See Notes to Financial Statements


FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                          YEAR ENDED OCTOBER 31,
                                          --------------------------------------------------------------------------------------
                                               2022              2021              2020              2019              2018
                                          --------------    --------------    --------------    --------------    --------------
Net asset value, beginning of period        $    50.34        $    44.98        $    50.62        $    47.72        $    50.68
                                            ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      0.99              1.47              1.46              1.63              1.69
Net realized and unrealized gain (loss)          (6.12)             5.80 (a)         (5.07)             3.34             (2.26)
                                            ----------        ----------        ----------        ----------        ----------
Total from investment operations                 (5.13)             7.27             (3.61)             4.97             (0.57)
                                            ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                            (1.70)            (1.91)            (1.97)            (2.07)            (2.10)
Return of capital                                   --                --             (0.06)               --             (0.29)
                                            ----------        ----------        ----------        ----------        ----------
Total distributions                              (1.70)            (1.91)            (2.03)            (2.07)            (2.39)
                                            ----------        ----------        ----------        ----------        ----------
Net asset value, end of period              $    43.51        $    50.34        $    44.98        $    50.62        $    47.72
                                            ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (b)                                (10.38)%           16.33% (a)           (7.19)%        10.60%            (1.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   39,162        $   70,477        $   60,719        $   91,120        $   83,504
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (c)                                 0.46%             0.85%             0.85%             0.85%             0.86% (d)
Ratio of net expenses to average
   net assets (c)                                 0.30%             0.42%             0.46%             0.50%             0.50% (d)
Ratio of net investment income (loss) to
   average net assets                             2.83%             2.94%             3.08%             3.21%             3.40%
Portfolio turnover rate (e)                        149%              101%              118%               91%              113%


(a)   The Fund received a reimbursement from the Advisor in the amount of $1,758 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the
      Fund's total return.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the Advisor.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(d)   Includes excise tax. If this excise tax expense was not included, the total and net expense ratios would have been 0.85% and 0.49%, respectively.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 11


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust High Income Strategic Focus ETF (formerly known as
First Trust Strategic Income ETF) (the "Fund"), which trades under the ticker
"HISF" (formerly "FDIV") on The Nasdaq Stock Market LLC ("Nasdaq"). Effective
February 28, 2022, the Fund's name and ticker changed to its current name and ticker. The Fund's CUSIP did not change. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value
("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing in a portfolio of U.S.-listed exchange-traded funds ("Underlying ETFs") that is designed to follow the High Income Model (the "High Income Model") developed by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor").
The Fund, through its investments in the Underlying ETFs comprising the High
Income Model, seeks to provide investors with a diversified income stream by holding a blend of fixed income assets that are actively managed to seek levels of high income and total return. The High Income Model is principally composed of ETFs for which First Trust serves as investment advisor. Therefore, a significant portion of the ETFs in which the Fund invests are advised by First
Trust. However, the Fund may also invest in ETFs other than First Trust ETFs.

Prior to February 28, 2022, the Fund was a multi-manager, multi-strategy actively managed exchange-traded fund. The following served as investment sub-advisors to the Fund: First Trust Global Portfolios Limited ("FTGP"); Energy
Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and
Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the
"Sub-Advisors"). The Advisor's Investment Committee determined the Fund's strategic allocation among various general investment categories and allocated the Fund's assets to portfolio management teams comprised of personnel of the
Advisor and/or a Sub-Advisor (each, a "Management Team"), which employed their respective investment strategies. The Fund sought to achieve its objectives by having each Management Team focus on those securities within its respective investment category. The Fund added or removed investment categories or
Management Teams at the discretion of the Advisor.

The Fund's investment categories were: (i) high-yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv)
international sovereign bonds, including securities issued by emerging market countries; (v) equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S.
exchange-traded equity securities (including common stock) of companies (that may be domiciled in or outside of the United States) and depositary receipts.
The Management Teams utilized a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Teams sought exposure to these asset classes directly or through investments in ETFs.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets

-----------------------------

(1)   Energy Infrastructure Companies are publicly-traded MLPs or limited liability companies that are taxed as partnerships; entities that control
      MLPs, entities that own general partner interests in an MLP, or MLP affiliates (such as I-shares or I-units); U.S. and Canadian energy yield corporations ("yieldcos"); pipeline companies; utilities; and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission, terminalling and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's
Pricing Committee in accordance with valuation procedures approved by the
Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Exchange-traded funds, common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding
      Nasdaq and the London Stock Exchange Alternative Investment Market
      ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;

            2)    the liquidity conditions in the relevant market and changes thereto;

            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);

            4)    issuer-specific conditions (such as significant credit
                  deterioration); and

            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner

                                                                         Page 13

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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the issuer/borrower, or the
                  condition of the country of issue;

            6)    the credit quality and cash flow of the issuer/borrower, or country of issue, based on the Pricing Committee's,
                  sub-advisor's or portfolio manager's analysis, as applicable, or external analysis;

            7)    the information as to any transactions in or offers for the security;

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           12)    the economic, political and social prospects/developments of the country of issue and the assessment of the country's
                  government leaders/officials (for sovereign debt only);

           13)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           14)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the last sale price on the exchange on which they are
                  principally traded or, for Nasdaq and AIM securities, the
                  official closing price;

            2)    the type of security;

            3)    the size of the holding;

            4)    the initial cost of the security;

            5)    transactions in comparable securities;

            6)    price quotes from dealers and/or third-party pricing services;

            7)    relationships among various securities;

            8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            9)    an analysis of the issuer's financial statements;

           10)    the existence of merger proposals or tender offers that might affect the value of the security; and

           11)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).


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--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FUTURES CONTRACTS

Prior to February 28, 2022, the Fund purchased or sold (i.e., is long or short)
exchange-listed futures contracts to hedge against changes in interest rates
(interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the
Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the
Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and

                                                                         Page 15


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments
- Unaffiliated" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments -
Unaffiliated" on the Statement of Operations.

E. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income, realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments at October 31, 2022 and for the fiscal year then ended are as follows:


                                                                             CHANGE IN
                     SHARES        VALUE                                     UNREALIZED     REALIZED       VALUE
                       AT            AT                                     APPRECIATION      GAIN           AT        DIVIDEND
  SECURITY NAME    10/31/2022    10/31/2021    PURCHASES        SALES      (DEPRECIATION)    (LOSS)      10/31/2022     INCOME
--------------------------------------------------------------------------------------------------------------------------------
First Trust
   Emerging
   Markets Local
   Currency Bond
   ETF                      --  $  6,342,663  $  3,719,524  $  (9,125,203) $      794,885  $(1,731,869) $         --  $   88,825

First Trust
   Enhanced Short
   Maturity ETF         66,364            --     5,825,533     (1,884,030)         (6,249)        (533)    3,934,721      33,745

First Trust
   Institutional
   Preferred
   Securities and
   Income ETF          114,166     2,140,432     2,885,089     (2,598,430)       (368,744)     (83,275)    1,975,072     116,463

First Trust
   Low Duration
   Opportunities
   ETF                 207,229     4,096,540    14,161,875     (8,003,004)       (511,490)     (35,242)    9,708,679      89,841

First Trust
   Preferred
   Securities and
   Income ETF               --     6,433,669     5,989,982    (11,952,349)       (145,646)    (325,656)           --      94,643

First Trust
   Senior Loan
   Fund                     --    13,753,384    12,620,819    (25,745,134)         42,774     (671,843)           --     268,028

First Trust
  Tactical High
   Yield ETF           205,074            --    19,380,127     (9,743,294)     (1,152,999)    (405,969)    8,077,865     504,163

First Trust
   TCW
   Opportunistic
   Fixed Income
   ETF                 246,715            --    33,982,220    (21,255,818)     (1,812,033)    (382,106)   10,532,263     211,096
                                ------------------------------------------------------------------------------------------------
Total Investments
   in Affiliates                $ 32,766,688  $ 98,565,169  $ (90,307,262) $   (3,159,502) $(3,636,493) $ 34,228,600  $1,406,804
                                ================================================================================================


F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                             2022         2021
Ordinary income.................................  $ 2,147,053  $ 2,628,954
Capital gains...................................           --           --
Return of capital...............................           --           --

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $        --
Accumulated capital and other gain (loss).......   (8,004,465)
Net unrealized appreciation (depreciation)......   (4,163,472)

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $8,004,465.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:

                               Accumulated
           Accumulated         Net Realized
          Net Investment       Gain (Loss)            Paid-In
          Income (Loss)       on Investments          Capital
          --------------      --------------      ---------------
          $      932,150      $   (1,228,523)     $       296,373

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                     Gross               Gross          Net Unrealized
                                   Unrealized         Unrealized         Appreciation
                 Tax Cost         Appreciation      (Depreciation)      (Depreciation)
              --------------     --------------     ---------------     ---------------
              $   43,285,569     $        3,607     $    (4,167,060)    $    (4,163,453)


                                                                         Page 17


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--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.20% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

Pursuant to contractual agreement, First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund
(excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses but including acquired fund fees and expenses)
exceed 0.87% of its average daily net assets (the "Expense Cap") at least through March 1, 2023. Expenses reimbursed and fees waived under such agreement are not subject to recovery by the First Trust.

Prior to February 28, 2022, the Fund and First Trust retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and ongoing monitoring of the securities in the Fund's investment portfolio. First Trust executed all transactions on behalf of the Fund, with the exception of the securities that were selected by FTGP. EIP, an affiliate of First Trust, provided recommendations regarding the selection of MLP securities for the
Fund's investment portfolio and provided ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP. EIP exercised discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of
First Trust, selected international sovereign debt securities for the Fund's investment portfolio and provided ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP.
RBA provided recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. RBA exercised discretion only with respect to assets allocated to
RBA by the Advisor. Stonebridge, an affiliate of First Trust, provided recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the former Investment Management Agreement between the Trust and
Advisor, First Trust supervised the Sub-Advisors and their management of the investment of the Fund's assets and paid EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. EIP and FTGP each received a sub-advisory fee from First Trust equal to 40% of any remaining monthly investment management fee paid to First Trust for the average daily net assets allocated to the Sub-Advisor after the average Fund expenses accrued during the most recent twelve months were subtracted from the investment management fee in a given month. RBA and Stonebridge each received annual sub-advisory fees equal to 0.20% of the average daily net assets on the assets of the Fund allocated to the Sub-Advisor by First Trust. First Trust was also responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment
Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses") with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund paid First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. The total of the unitary management fee, acquired fund fees and expenses, and other excluded expenses represents the Fund's total annual operating expenses.
Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust were reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided that the investment companies were advised by First Trust. During the fiscal year ended October 31, 2022, the
Advisor waived fees of $92,981.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

During the fiscal year ended October 31, 2021, the Fund received a reimbursement from the Advisor of $1,758 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2022, were $0 and $92,930,049, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S.
Government securities, excluding short-term investments and in-kind transactions for the fiscal year ended October 31, 2022, were $378,337 and $87,983,685, respectively.

For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $56,488,927 and $82,757,797, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENTS OF OPERATIONS LOCATION                        INTEREST RATE RISK
--------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts                $ (12,821)
Net change in unrealized appreciation (depreciation)
   on futures contracts                                           (741)

During the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $2,042,970 and $2,575,792, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase

                                                                         Page 19


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                                OCTOBER 31, 2022

process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust High Income Strategic Focus ETF (formerly First Trust Strategic Income
ETF) (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of
October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

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ADDITIONAL INFORMATION
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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

At a special meeting of shareholders held on February 22, 2022, shareholders of the Fund voted to approve certain changes to the Fund's principal investment strategies. Those changes resulted in the conversion of the Fund from its previous multi-manager, multi-strategy actively managed investment strategy, to its current fund-of-funds actively managed investment strategy that follows
First Trust's First Trust High Income Model. The new investment strategy resulted in a reduction of the Fund's management fee from 0.85% of average daily net assets to 0.20% of average daily net assets; however, the Fund now incurs acquired fund fees and expenses and its total fees and expenses are subject to a cap of 0.87% of average daily net assets. Concurrently with the implementation of those changes, the Fund's name changed from First Trust Strategic Income ETF to First Trust High Income Strategic Focus ETF. The number of shares voted in favor of the proposal was 370,690, the number voted against was 7,630, and the number of abstentions was 94,434.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2022, the following percentages of income paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

          Dividends Received Deduction         Qualified Dividend Income
          ----------------------------         -------------------------
                     11.86%                             12.55%

A portion of the Fund's 2022 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended October 31, 2022, may be eligible for the Qualified Business Income Deduction (QBI) under Internal
Revenue Code Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer,

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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of

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ADDITIONAL INFORMATION (CONTINUED)
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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

          NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust High Income Strategic Focus ETF
(the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting

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               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Investment Committee is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Investment
Committee and noted the Board's prior meetings with members of the Investment
Committee. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the
Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that because the Fund invests in underlying ETFs, including ETFs in the First Trust Fund Complex, the
Fund incurs acquired fund fees and expenses, which are not payable out of the unitary fee, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. The Board considered that the Advisor agreed to cap the Fund's combined unitary fee and acquired fund fees and expenses at 0.87% of its average daily net assets at least through March 1,
2023. The Board noted that expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account fee waivers, was below the median total (net) expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Expense Group. The Board also noted
that the Fund's total (net) expense ratio (including acquired fund fees and expenses) was below the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, and different business models may affect the pricing of services among ETF sponsors.
The Board also noted that the Expense Group contained both actively-managed ETFs and open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. The Board noted that, in connection with a change in the Fund's investment strategy from a multi-manager, multi-strategy investment strategy to a fund-of-funds investment strategy that follows the Advisor's High Income model, which shareholders approved effective
February 28, 2022, the Fund's unitary fee rate was reduced from 0.85% to 0.20%
of the Fund's average daily net assets. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the
Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the blended benchmark index for the one-, three- and five-year periods ended
December 31, 2021. The Board noted the change in the Fund's investment strategy approved by shareholders effective February 28, 2022.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft-dollars in connection with the Fund. In addition, the Board considered that the Advisor, as the investment advisor to certain of the underlying ETFs in which the Fund invests, will recognize additional revenue from such underlying ETFs if investment by the Fund causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust High Income
Strategic Focus ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 29


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST HIGH INCOME STRATEGIC FOCUS ETF (HISF)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 31


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


{BLANK BACK COVER}


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Annual Report
For the Year Ended
October 31, 2022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Low Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

The First Trust Low Duration Opportunities ETF's (the "Fund") primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor")
serves as the advisor. James Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments consist of: (1) residential mortgage-backed securities (RMBS); (2) commercial mortgage-backed securities
(CMBS); (3) stripped mortgage-backed securities (SMBS), which are mortgage-backed securities where mortgage payments are divided up between paying the loan's principal and paying the loan's interest; and (4) collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits
(REMICs) where they are divided into multiple classes with each class being entitled to a different share of the principal and/or interest payments received from the pool of underlying assets. The Fund will limit its investment in
Mortgage-Related Investments that are neither issued nor guaranteed by the U.S.
government, or its agencies or instrumentalities to 20% of its net assets
(including investment borrowings). The Fund may invest up to 40% of its net assets (including investment borrowings), in the aggregate, in (i) cash, cash equivalents and short-term investments and (ii) non-mortgage direct obligations of the U.S. government and other non-mortgage securities issued and/or guaranteed by Government Entities. The Fund may also invest up to 5% of its net assets (including investment borrowings) in asset-backed securities ("ABS")
(other than Mortgage-Related Investments) that are not issued and/or guaranteed by Government Entities, or U.S. government-sponsored entities (collectively,
"Government Entities"). However, the Fund's investments in (a) Mortgage-Related
Investments that are not issued and/or guaranteed by Government Entities and (b)
ABS may not, in the aggregate, exceed 20% of the Fund's net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets
(including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the advisor to be of comparable quality to rated investment grade securities.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                          CUMULATIVE
                                                                      TOTAL RETURNS                         TOTAL RETURNS
                                            1 Year Ended   5 Years Ended   Inception (11/4/14)   5 Years Ended   Inception (11/4/14)
                                              10/31/22       10/31/22          to 10/31/22         10/31/22          to 10/31/22
FUND PERFORMANCE
NAV                                            -4.96%          0.40%              1.76%              2.00%             14.99%
Market Price                                   -5.23%          0.33%              1.73%              1.68%             14.73%

INDEX PERFORMANCE
ICE BofA 1-5 Year US Treasury &
   Agency Index                                -6.52%          0.37%              0.61%              1.87%              4.99%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                             % OF
FUND ALLOCATION                           NET ASSETS
-----------------------------------------------------------
U.S. Government Agency Mortgage-
   Backed Securities                         82.3%
Mortgage-Backed Securities                   12.2
Asset-Backed Securities                       4.8
U.S. Government Bonds and Notes               5.9
U.S. Treasury Bills                           4.6
Exchange-Traded Funds                         0.0*
Purchased Options                             0.0*
U.S. Government Agency Mortgage-
   Backed Securities Sold Short             (11.6)
Written Options                              (0.1)
Net Other Assets and Liabilities(1)           1.9
                                           -------
     Total                                  100.0%
                                           =======

-----------------------------------------------------------
                                       % OF TOTAL LONG
                                         FIXED-INCOME
                                      INVESTMENTS, CASH
CREDIT QUALITY(3)                     & CASH EQUIVALENTS
-----------------------------------------------------------
Government and Agency                        79.7%
AAA                                           3.4
AA+                                           0.1
AA                                            0.3
AA-                                           0.2
A                                             0.2
A-                                            0.0*
BBB+                                          0.3
BBB                                           0.2
BBB-                                          0.3
BB                                            0.0*
BB-                                           0.2
B-                                            0.0*
Not Rated                                     9.5
Cash and Cash Equivalents                     5.6
                                           -------
     Total                                  100.0%
                                           =======

*   Amount is less than 0.1%.

-----------------------------------------------------------
                                        % OF LONG-TERM
TOP TEN HOLDINGS                        INVESTMENTS(2)
-----------------------------------------------------------
Federal National Mortgage Association,
   Pool TBA, 3.00%, 12/01/48                  3.9%
U.S. Treasury Note, 1.50%, 3/31/23            3.2
Federal National Mortgage Association,
   Pool TBA, 3.50%, 12/15/52                  3.1
Federal National Mortgage Association,
   Pool FM3003, 4.00%, 5/01/49                1.8
Federal National Mortgage Association,
   Pool FM2972, 4.00%, 12/01/44               1.6
Federal National Mortgage Association,
   Pool TBA, 2.50%, 12/15/52                  1.6
Federal National Mortgage Association,
   Pool TBA, 4.00%, 11/15/52                  1.1
Federal National Mortgage Association,
   Pool CB4688, 5.00%, 9/01/52                1.0
Federal National Mortgage Association,
   Pool FS2044, 4.50%, 7/01/44                0.9
Federal National Mortgage Association,
   Pool FS0697, 2.50%, 2/01/42                0.9
                                           -------
     Total                                   19.1%
                                           =======

-----------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
-----------------------------------------------------------
October 31, 2022                          2.3 Years
High - October 31, 2022                   2.3 Years
Low - December 31, 2021                   0.7 Years

-----------------------------

(1)   Includes variation margin on futures contracts.

(2)   Percentages are based on the long positions only. Money market funds and short positions are excluded.

(3)   The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government and Agency." Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)


                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    NOVEMBER 4, 2014 - OCTOBER 31, 2022

            First Trust Low Duration     ICE BofA 1-5 Year US
               Opportunities ETF        Treasury & Agency Index
11/4/14             $10,000                     $10,000
10/31/15             10,362                      10,144
4/30/16              10,725                      10,256
10/31/16             11,138                      10,301
4/30/17              11,186                      10,279
10/31/17             11,274                      10,307
4/30/18              11,294                      10,205
10/31/18             11,368                      10,273
4/30/19              11,635                      10,578
10/31/19             11,923                      10,867
4/30/20              11,990                      11,290
10/31/20             12,101                      11,314
4/30/21              12,146                      11,290
10/31/21             12,099                      11,232
4/30/22              11,813                      10,762
10/31/22             11,499                      10,499


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF ("the Fund" or
"LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JAMES SNYDER - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
JEREMIAH CHARLES - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2014.

                                   COMMENTARY

MARKET RECAP

The 12-month period ended October 31, 2022 began with markets coming under pressure as measures of inflation began to accelerate upward, and market participants questioning whether inflation was truly transitory, as so proclaimed by the Federal Reserve (the "Fed"). In a continuation of the yield curve repricing following the September 2021 Federal Open Market Committee meeting, bond yields once again resumed their march higher as the calendar year flipped into 2022, as fears of the COVID-19 variant, Omicron, were pushed aside, broader economic data remained strong, and incoming inflation data was rapidly deteriorating. Finally, the Fed relented and abandoned its transitory language, began to pivot and signaled very hawkish monetary policy to come. This hawkish pivot included guidance on not only an aggressive path of future interest rate hikes, but also signaled the use of the balance sheet to finally conclude new purchases of U.S. Treasuries and Agency mortgage-backed securities ("MBS") and subsequently, to let the securities mature and roll off via Quantitative
Tightening. Unfortunately for the Fed and the broader U.S. economy, inflationary readings continued to push higher and the Fed was forced, clearly too late in its action, in our opinion, to act very aggressively. This started in June 2022 with the first 75 basis point ("bps") hike in nearly 30 years and was followed by successive 75 bps hikes at the Fed's July and September 2022 meetings. This abrupt monetary policy change kicked off rather sharp moves higher in interest rates, volatility, and risk asset pricing, with each coming under duress throughout the 2022 calendar year. Over the course of the 12-month period ended
October 31, 2022, 2-Year Treasury yields rose 399 bps, the 5-Year Treasury yield rose 305 bps, and the 10-Year yield rose 243 bps. These dramatic interest rate increases caused measures of volatility to spike, with the Merrill Lynch Option
Volatility Estimate Index increasing to levels not seen since the Great
Financial Crisis of 2008-09. With upward pressure in rates and sustained interest rate volatility, overall risk asset pricing and market liquidity have come under significant pressure. Over the period, securitized spreads widened with the Agency mortgage basis closing at 175 bps on October 31, 2022, which is
111 bps wider, and the Government Option-Adjusted Spread on Agency MBS widening
45 bps to close the period at 49 bps, with a period high of 64 bps.

PERFORMANCE ANALYSIS

During the 12-month period ended October 31, 2022, the Fund returned -4.96% on a net asset value ("NAV") basis.

During the same period, the ICE BofA 1-5 Year U.S. Treasury & Agency Index (the
"Index") returned -6.52%.

During the same period, the Fund outperformed the Index by 1.56% net of fees, on a NAV basis. Given the 2020-2021 historic ascent of home price appreciation and correspondingly, measures of inflation, the Fund elected to strategically reduce its overall effective duration. We remained mindful of the perceived logical response that the Fed would be forced into to counteract such purchasing power destruction, and as such maintained this very defensive posture on interest rates throughout the year. Remaining mindful of the team's expectations for the
Fed's expected response function, the Fund ran a defensive spread profile and aggressively hedged its Agency MBS exposure. Additionally, we believed that housing would cool on both a nominal as well as real basis, as interest rates increased and put significant pressure on affordability of housing stock. As such, the Fund continued to migrate higher in quality, and shorter in tenor as it related to its Non-Agency allocation. Additionally, there were periods that the Fund built and held more cash than normal, as we felt there would be better entry points for select opportunities. We felt that this was a prudent reallocation of risk as the Fund reduced exposure to assets that we believed would feel more impact from a slowing housing market and assets we felt were more exposed to any Fed taper or additional rate increases. We believe this reallocation provided the Fund a significant pickup in spread, helped maintain a very short duration and allowed the Fund to more easily achieve its primary objective. Additionally, throughout the 12-month period ended October 31, 2022, the Fund maintained a significantly lower, and more stable overall effective

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

duration. Combined, these strategies helped to drive the relative outperformance, which saw the Fund outperform the Index by over 150 bps on a NAV basis during the period. Additionally, the Fund's usage of futures positions to help manage interest rate risk and to structurally position a lower overall effective duration was beneficial to the Fund's performance as interest rates rose.

The Fund's monthly distribution of $0.1050 declared on October 21, 2022 and paid on November 1, 2022 represented an annualized distribution rate of 2.69% based on the Fund's closing market price of $46.85 as of October 31, 2022. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions. For the 12-month period ended October 31, 2022, 71.73% of the distributions were characterized as ordinary income and 28.27% were characterized as capital gain. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

MARKET OUTLOOK

As expected, on the back of a massive increase in M2 money supply, limited housing inventory, coupled with historically low interest rates, ongoing supply chain delays and labor market shortages, inflationary pressure built to levels not seen in 40 years. We remain mindful of both how hard it can be to tame inflation once set in, and the impacts this can have on term premium pricing along the U.S. yield curve. And while we believe that it won't be a straight line, we expect yields across the curve will continue to move higher, albeit at a much slower pace than experienced earlier this year. We believe the Fed may be forced to hike higher than the market expects, and as such believe that the curve inversion will continue to persist, although we do not expect significantly deeper inversion. Inflation remains high, however we believe the aggressive interest rate hikes implemented over the last several months have just begun to work their way through the broader economy, and already, it appears the housing market is beginning to cool off as month over month home price appreciation has turned negative. Currently, we do not believe the Fed will be an outright seller of its MBS holdings for long as measures of volatility and illiquidity remain this elevated. We do anticipate that heightened levels of rate volatility will remain over the shorter term, however, to expect measures of rate volatility and spread pricing to simply return to post-GFC/pre-COVID-19 levels in the near term and perhaps even intermediate term, would be unrealistic, in our view. Heavy-handed Fed intervention appears to be over; for as long as inflation persists, the Fed appears committed to the fight. Despite the moderately bearish tone on rates, spreads are quite wide, and we believe opportunities abound, as we are now very positive on generic Agency
MBS spread valuations, along with AAA shorter duration securitized opportunities.

We remain committed to finding value across the various sectors of the mortgage and securitized market, but also along the term spectrum of the U.S. yield curve. Given the massive increase in interest rates this year, we have begun to increase the interest rate sensitivity in the Fund as duration risks appear to be more balanced than earlier in the year, and should yields continue to climb, we will likely continue to extend duration. We remain committed to actively managing the convexity component in the portfolio; meaning we do not want to extend in duration as rates rise, and conversely, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to take advantage of very wide spreads in select securitized opportunities that the managers find to be attractively priced in the short to intermediate part of the curve, which we find to be particularly attractive in light of the current curve inversion. In our view, this approach would provide higher current income, total return, and spread protection for shareholders. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you
incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX MONTH         SIX MONTH
                                                    MAY 1, 2022      OCTOBER 31, 2022      PERIOD (a)       PERIOD (a) (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                               $1,000.00          $  973.40             0.65%             $3.23
Hypothetical (5% return before expenses)             $1,000.00          $1,021.93             0.65%             $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 82.3%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 25.0%
                  Federal Home Loan Mortgage Corporation
$          1,014     Series 1993-1498, Class I, 1 Mo. LIBOR + 1.15% (a)...........      4.56%       04/15/23    $          1,015
           1,160     Series 1993-1552, Class I, 10 Yr. Constant Maturity Treasury
                        Rate - 0.65% (a)..........................................      2.94%       08/15/23               1,155
          11,972     Series 1993-1579, Class PM...................................      6.70%       09/15/23              11,982
          14,466     Series 1993-1630, Class PK...................................      6.00%       11/15/23              14,489
             479     Series 1993-1643, Class PK...................................      6.50%       12/15/23                 479
          37,269     Series 1994-1710, Class G, 1 Mo. LIBOR + 1.50% (a)...........      4.91%       04/15/24              37,458
             973     Series 1998-2089, Class PJ, IO...............................      7.00%       10/15/28                  81
           3,798     Series 1998-2102, Class Z....................................      6.00%       12/15/28               3,848
           9,594     Series 2002-2405, Class BF...................................      7.00%       03/25/24               9,590
         150,747     Series 2002-2410, Class OG...................................      6.38%       02/15/32             156,058
          84,858     Series 2002-2427, Class GE...................................      6.00%       03/15/32              87,131
         126,989     Series 2002-2437, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (b)............................      4.49%       01/15/29               6,199
         166,358     Series 2003-2557, Class HL...................................      5.30%       01/15/33             166,738
          97,750     Series 2003-2564, Class AC...................................      5.50%       02/15/33              97,694
         248,291     Series 2003-2574, Class PE...................................      5.50%       02/15/33             250,873
         105,319     Series 2003-2577, Class LI, IO...............................      5.50%       02/15/33              13,870
         875,000     Series 2003-2581, Class LL...................................      5.25%       03/15/33             882,650
          12,827     Series 2003-2586, Class TG...................................      5.50%       03/15/23              12,796
          26,717     Series 2003-2597, Class AE...................................      5.50%       04/15/33              26,747
       1,113,000     Series 2003-2613, Class LL...................................      5.00%       05/15/33           1,100,581
         262,389     Series 2003-2626, Class ZW...................................      5.00%       06/15/33             219,544
         572,008     Series 2003-2626, Class ZX...................................      5.00%       06/15/33             505,808
         391,948     Series 2004-2771, Class NL...................................      6.00%       03/15/34             398,790
         291,976     Series 2004-2793, Class PE...................................      5.00%       05/15/34             290,282
         771,184     Series 2004-2801, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.05% (b)............................      3.64%       07/15/32              44,160
         123,010     Series 2004-2835, Class QY, IO,
                        1 Mo. LIBOR (x) -1 + 7.90% (b)............................      4.49%       12/15/32               9,652
          96,213     Series 2004-2890, Class ZA...................................      5.00%       11/15/34              95,106
         638,906     Series 2004-2891, Class ZA...................................      6.50%       11/15/34             699,795
         359,096     Series 2004-2907, Class DZ...................................      4.00%       12/15/34             339,045
       1,025,422     Series 2005-233, Class 12, IO, STRIPS........................      5.00%       09/15/35             142,626
         731,306     Series 2005-234, Class IO, IO, STRIPS........................      4.50%       10/01/35             106,835
         785,000     Series 2005-2973, Class GE...................................      5.50%       05/15/35             796,206
         109,881     Series 2005-3031, Class BI, IO,
                        1 Mo. LIBOR (x) -1 + 6.69% (b)............................      3.28%       08/15/35               8,976
       2,183,510     Series 2005-3054, Class ZW...................................      6.00%       10/15/35           2,193,565
          22,771     Series 2005-3074, Class ZH...................................      5.50%       11/15/35              23,208
         227,179     Series 2006-238, Class 8, IO, STRIPS.........................      5.00%       04/15/36              38,093
         199,278     Series 2006-243, Class 11, IO, STRIPS (c)....................      7.00%       08/15/36              33,099
          69,972     Series 2006-3117, Class ZU...................................      6.00%       02/15/36              73,813
          22,816     Series 2006-3150, Class DZ...................................      5.50%       05/15/36              22,954
         977,643     Series 2006-3174, Class LF, 1 Mo. LIBOR + 0.35% (a)..........      3.76%       05/15/36             968,124
       2,851,934     Series 2006-3196, Class ZK...................................      6.50%       04/15/32           3,051,572
         760,509     Series 2007-3262, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.41% (b)............................      3.00%       01/15/37              25,559
          35,510     Series 2007-3274, Class B....................................      6.00%       02/15/37              35,079
         188,083     Series 2007-3322, Class NF, 1 Mo. LIBOR (x) 2,566.67 -
                        16,683.33%, 0.00% Floor (a)...............................      0.00%       05/15/37             167,308


Page 8                  See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         33,948     Series 2007-3340, Class PF, 1 Mo. LIBOR + 0.30% (a)..........      3.71%       07/15/37    $         33,218
          40,472     Series 2007-3349, Class MY...................................      5.50%       07/15/37              40,873
          69,577     Series 2007-3360, Class CB...................................      5.50%       08/15/37              69,053
       1,014,990     Series 2007-3370, Class FM, 1 Mo. LIBOR + 0.62% (a)..........      4.03%       10/15/47           1,000,689
          67,671     Series 2007-3380, Class FS, 1 Mo. LIBOR + 0.35% (a)..........      3.76%       11/15/36              64,742
         156,506     Series 2008-3406, Class B....................................      6.00%       01/15/38             154,410
          97,926     Series 2008-3413, Class B....................................      5.50%       04/15/37              95,924
         231,369     Series 2008-3420, Class AZ...................................      5.50%       02/15/38             229,710
         158,217     Series 2008-3448, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (b)............................      2.64%       05/15/38               1,210
       2,167,631     Series 2009-3522, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.69%       04/15/39             113,124
          27,279     Series 2009-3523, Class SD,
                        1 Mo. LIBOR (x) -2.75 + 19.66% (b)........................     10.28%       06/15/36              24,839
       1,267,050     Series 2009-3542, Class ZP...................................      5.00%       06/15/39           1,253,282
         177,000     Series 2009-3550, Class LL...................................      4.50%       07/15/39             171,653
         771,572     Series 2009-3563, Class ZP...................................      5.00%       08/15/39             766,500
       1,374,371     Series 2009-3572, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.80% (b)............................      3.39%       09/15/39              72,803
          34,429     Series 2009-3585, Class QZ...................................      5.00%       08/15/39              29,473
         114,042     Series 2009-3587, Class FX, 1 Mo. LIBOR + 0.00% (a)..........      3.41%       12/15/37             103,761
         422,807     Series 2009-3593, Class F, 1 Mo. LIBOR + 0.50% (a)...........      3.06%       03/15/36             414,189
       1,139,304     Series 2009-3605, Class NC...................................      5.50%       06/15/37           1,130,676
         500,000     Series 2010-3622, Class PB...................................      5.00%       01/15/40             496,938
         107,000     Series 2010-3645, Class WD...................................      4.50%       02/15/40              94,739
         513,292     Series 2010-3667, Class PL...................................      5.00%       05/15/40             490,402
          58,521     Series 2010-3699, Class FD, 1 Mo. LIBOR + 0.60% (a)..........      4.01%       07/15/40              58,243
         435,915     Series 2010-3704, Class ED...................................      4.00%       12/15/36             429,827
         400,000     Series 2010-3714, Class PB...................................      4.75%       08/15/40             396,100
         323,180     Series 2010-3735, Class IK, IO...............................      3.50%       10/15/25              10,451
          67,653     Series 2010-3735, Class JI, IO...............................      4.50%       10/15/30               6,874
         198,787     Series 2010-3740, Class SC, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       10/15/40              18,431
         153,134     Series 2010-3770, Class GZ...................................      4.50%       10/15/40             132,541
          15,288     Series 2011-3795, Class ED...................................      3.00%       10/15/39              15,147
         600,000     Series 2011-3796, Class PB...................................      5.00%       01/15/41             593,299
         186,138     Series 2011-3819, Class ZQ...................................      6.00%       04/15/36             191,460
         300,000     Series 2011-3820, Class NC...................................      4.50%       03/15/41             291,134
         153,801     Series 2011-3828, Class SY,
                        1 Mo. LIBOR (x) -3 + 13.20% (b)...........................      2.96%       02/15/41              94,813
         103,547     Series 2011-3842, Class BS,
                        1 Mo. LIBOR (x) -5 + 22.75% (b)...........................      7.11%       04/15/41              79,529
         300,000     Series 2011-3844, Class PC...................................      5.00%       04/15/41             301,278
         450,764     Series 2011-3852, Class SW, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       05/15/41              33,203
       1,387,000     Series 2011-3895, Class PW...................................      4.50%       07/15/41           1,346,627
       1,878,392     Series 2011-3925, Class ZD...................................      4.50%       09/15/41           1,767,812
       8,841,520     Series 2011-3954, Class GS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       11/15/41             772,619
         326,590     Series 2012-267, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       08/15/42              21,893


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$      6,913,601     Series 2012-276, Class S5, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       09/15/42    $        555,311
         391,354     Series 2012-3999, Class WA (c)...............................      5.55%       08/15/40             389,271
       1,878,000     Series 2012-4000, Class PY...................................      4.50%       02/15/42           1,630,397
          36,686     Series 2012-4012, Class GC...................................      3.50%       06/15/40              35,764
          24,118     Series 2012-4015, Class KB...................................      1.75%       05/15/41              21,463
         291,633     Series 2012-4021, Class IP, IO...............................      3.00%       03/15/27              12,481
       1,150,850     Series 2012-4026, Class GZ...................................      4.50%       04/15/42           1,046,431
         491,060     Series 2012-4030, Class IL, IO...............................      3.50%       04/15/27              22,755
         761,203     Series 2012-4048, Class FJ, 1 Mo. LIBOR + 0.40% (a)..........      2.96%       07/15/37             742,520
         953,293     Series 2012-4054, Class AI, IO...............................      3.00%       04/15/27              37,483
         671,627     Series 2012-4090, Class YZ...................................      4.50%       08/15/42             568,523
          25,342     Series 2012-4097, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.69%       08/15/42               2,390
       2,541,945     Series 2012-4097, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (b)............................      2.64%       08/15/42             240,274
       2,447,000     Series 2012-4098, Class PE...................................      4.00%       08/15/42           2,067,259
         250,918     Series 2012-4103, Class HI, IO...............................      3.00%       09/15/27              12,283
          30,445     Series 2012-4116, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.15% (b)............................      2.74%       10/15/42               3,082
         940,189     Series 2012-4121, Class HI, IO...............................      3.50%       10/15/27              47,841
       1,211,014     Series 2012-4132, Class AI, IO...............................      4.00%       10/15/42             213,308
         296,201     Series 2012-4136, Class TU, IO,
                        1 Mo. LIBOR (x) -22.50 + 139.50%, 4.50% Cap (b)...........      4.50%       08/15/42              49,590
         320,688     Series 2012-4145, Class YI, IO...............................      3.00%       12/15/27              16,215
         286,704     Series 2013-303, Class C2, IO, STRIPS........................      3.50%       01/15/28              15,594
         223,233     Series 2013-299, Class S1, IO, STRIPS,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       01/15/43              22,161
       5,431,067     Series 2013-303, Class C12, IO, STRIPS.......................      4.00%       12/15/32             577,465
      12,208,169     Series 2013-303, Class C33, IO, STRIPS.......................      4.50%       01/15/43           2,313,564
       3,128,754     Series 2013-304, Class C19, IO, STRIPS.......................      5.00%       06/15/42             736,407
         210,264     Series 2013-304, Class C37, IO, STRIPS.......................      3.50%       12/15/27               9,192
         905,578     Series 2013-304, Class C40, IO, STRIPS.......................      3.50%       09/15/26              36,227
         898,355     Series 2013-4151, Class DI, IO...............................      3.50%       11/15/31              37,843
       2,600,686     Series 2013-4154, Class IB, IO...............................      3.50%       01/15/28             136,645
       7,703,966     Series 2013-4170, Class CO, PO...............................       (d)        11/15/32           6,205,720
         905,000     Series 2013-4176, Class HE...................................      4.00%       03/15/43             803,752
         732,650     Series 2013-4177, Class GL...................................      3.00%       03/15/33             659,426
       3,209,224     Series 2013-4193, Class AI, IO...............................      3.00%       04/15/28             180,832
         826,035     Series 2013-4193, Class PB...................................      4.00%       04/15/43             724,779
      13,897,219     Series 2013-4199, Class BZ...................................      3.50%       05/15/43          12,237,721
       1,205,693     Series 2013-4203, Class US,
                        1 Mo. LIBOR (x) -1.50 + 6.00% (b).........................      0.88%       05/15/33             776,360
         500,000     Series 2013-4211, Class PB...................................      3.00%       05/15/43             414,091
      13,970,779     Series 2013-4218, Class ZK...................................      2.50%       02/15/43          10,445,524
       5,388,000     Series 2013-4224, Class ME...................................      4.00%       07/15/43           4,855,877
          11,838     Series 2013-4226, Class NS,
                        1 Mo. LIBOR (x) -3 + 10.50% (b)...........................      1.12%       01/15/43               6,630
       1,450,000     Series 2013-4247, Class AY...................................      4.50%       09/15/43           1,379,172
         648,983     Series 2013-4261, Class GS,
                        1 Mo. LIBOR (x) -2.75 + 10.98% (b)........................      1.61%       01/15/41             508,689
         265,300     Series 2013-4265, Class IB, IO...............................      4.50%       12/15/24               7,234


Page 10                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$         15,605     Series 2014-4300, Class IM, IO (e)...........................      3.00%       03/15/37    $             97
         733,946     Series 2014-4314, Class CI, IO...............................      6.00%       03/15/44             161,902
       2,551,126     Series 2014-4316, Class XZ...................................      4.50%       03/15/44           2,425,168
       3,729,889     Series 2014-4347, Class YT...................................      3.50%       06/15/44           3,414,308
       2,759,192     Series 2014-4387, Class IE, IO...............................      2.50%       11/15/28             120,166
         632,795     Series 2015-4503, Class MI, IO...............................      5.00%       08/15/45             120,155
         480,925     Series 2015-4512, Class W (c) (f)............................      5.38%       05/15/38             474,645
          79,932     Series 2015-4520, Class AI, IO...............................      3.50%       10/15/35               8,839
         166,869     Series 2015-4522, Class JZ...................................      2.00%       01/15/45             163,261
         279,433     Series 2016-4546, Class PZ...................................      4.00%       12/15/45             207,625
         473,010     Series 2016-4546, Class ZT...................................      4.00%       01/15/46             350,465
       6,139,680     Series 2016-4559, Class LI, IO...............................      2.50%       03/15/31             413,197
         145,193     Series 2016-4568, Class MZ...................................      4.00%       04/15/46             102,988
      11,016,518     Series 2016-4570, Class ST, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       04/15/46           1,028,156
       4,114,518     Series 2016-4572, Class LI, IO...............................      4.00%       08/15/45             688,714
      20,440,368     Series 2016-4585, Class DS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.59%       05/15/46           1,892,478
       7,116,214     Series 2016-4587, Class ZH...................................      4.00%       03/15/44           6,414,186
       1,264,686     Series 2016-4591, Class GI, IO...............................      4.00%       12/15/44             207,368
         828,929     Series 2016-4596, Class FL, 1 Mo. LIBOR + 0.50% (a)..........      3.06%       11/15/41             830,402
         771,702     Series 2016-4600, Class WT...................................      3.50%       07/15/36             681,263
         136,619     Series 2016-4605, Class KS,
                        1 Mo. LIBOR (x) -1.57 +  4.71% (b)........................      0.00%       08/15/43              79,101
         216,566     Series 2016-4609, Class YI, IO...............................      4.00%       04/15/54              12,265
         834,628     Series 2016-4615, Class GT,
                        1 Mo. LIBOR (x) -4 + 16.00%, 4.00% Cap (b)................      2.35%       10/15/42             500,313
       1,955,537     Series 2016-4641, Class DI, IO...............................      5.00%       05/15/41             264,242
       1,173,000     Series 2017-4650, Class JH...................................      3.00%       01/15/47             819,076
      11,289,000     Series 2017-4650, Class VC...................................      3.50%       07/15/37          10,849,379
      10,302,433     Series 2017-4660, Class PO, PO...............................       (d)        01/15/33           6,717,450
      18,126,185     Series 2017-4680, Class GZ...................................      3.50%       03/15/47          15,485,838
         600,000     Series 2017-4681, Class JY...................................      2.50%       05/15/47             473,407
       2,908,874     Series 2018-4774, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (b)............................      2.79%       04/15/48             303,183
       2,476,682     Series 2018-4790, Class IO, IO...............................      4.50%       05/15/48             454,464
       4,584,784     Series 2018-4826, Class ME...................................      3.50%       09/15/48           4,178,895
       2,755,607     Series 2018-4833, Class PY...................................      4.00%       10/15/48           2,567,134
       3,263,617     Series 2019-4872, Class BZ...................................      4.00%       04/15/49           2,722,770
       6,503,115     Series 2019-4910, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (b)............................      2.64%       06/15/49             962,202
       8,622,450     Series 2019-4938, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.41%       12/25/49             888,090
      17,477,151     Series 2019-4941, Class YZ...................................      3.00%       12/25/49          15,490,999
       9,423,639     Series 2019-4943, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.41%       01/25/50           1,628,092
       2,515,155     Series 2020-4974, Class IA, IO...............................      3.50%       12/25/49             657,511
       5,857,301     Series 2020-4988, Class IJ, IO...............................      4.50%       12/15/47             967,539
       8,040,895     Series 2020-5013, Class HI, IO...............................      5.00%       03/25/40           1,318,321
       5,659,379     Series 2020-5013, Class IQ, IO...............................      3.50%       09/25/50             957,855
      15,525,042     Series 2020-5034, Class IO, IO (c)...........................      0.49%       10/15/45             586,882
      17,456,280     Series 2020-5050, Class MI, IO...............................      3.50%       10/25/50           2,841,250


                        See Notes to Financial Statements                Page 11


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$     28,451,072     Series 2020-5051, Class CI, IO...............................      4.00%       12/25/35    $      3,310,524
      25,051,684     Series 2021-5086, Class MI, IO...............................      2.50%       03/25/51           3,538,004
       8,815,818     Series 2021-5178, Class HL...................................      2.00%       01/25/52           5,642,846
      17,810,336     Series 2022-5200, Class TZ...................................      2.50%       11/25/49          10,517,094
      11,585,822     Series 2022-5208, Class HZ...................................      3.50%       03/25/52           9,361,486
      13,597,436     Series 2022-5208, Class Z....................................      3.00%       04/25/52          10,192,869
       9,750,000     Series 2022-5210, Class LB...................................      3.00%       08/25/50           7,068,713
      12,050,756     Series 2022-5220, Class KZ...................................      4.00%       02/25/51          10,313,652
      33,673,000     Series 2022-5221, Class YC...................................      4.00%       05/25/52          29,916,534
       4,956,814     Series 2022-5222, Class BZ...................................      3.50%       05/25/37           4,394,462
      18,660,647     Series 2022-5223, Class GZ...................................      3.00%       08/25/51          12,116,141
      10,568,297     Series 2022-5225, Class HZ...................................      4.00%       08/25/51           8,661,762
      14,071,362     Series 2022-5225, Class NZ...................................      4.00%       05/25/52          11,567,518
       8,200,268     Series 2022-5228, Class DZ...................................      4.50%       06/25/52           7,172,591
       9,012,253     Series 2022-5232, Class GO, PO...............................       (d)        08/25/51           5,003,432
       8,493,324     Series 2022-5255, Class KZ...................................      4.00%       09/25/52           7,240,568
                  Federal National Mortgage Association
               8     Series 1993-3, Class K.......................................      7.00%       02/25/23                   8
             665     Series 1993-39, Class Z......................................      7.50%       04/25/23                 665
              49     Series 1993-46, Class FH, 7 Yr. Constant Maturity Treasury
                        Rate - 0.20% (a)..........................................      3.53%       04/25/23                  48
          19,913     Series 1993-169, Class L.....................................      6.50%       09/25/23              19,949
           5,952     Series 1993-171, Class SB, 10 Yr. Constant Maturity Treasury
                        Rate (x) -2.17 + 21.99% (b)...............................     14.21%       09/25/23               5,971
           1,618     Series 1993-214, Class 2, IO, STRIPS (e).....................      7.50%       03/25/23                  15
          35,589     Series 1993-222, Class 2, IO, STRIPS (e).....................      7.00%       06/25/23                 556
           3,689     Series 1993-230, Class FA, 1 Mo. LIBOR + 0.60% (a)...........      3.68%       12/25/23               3,689
          28,901     Series 1994-61, Class FG, 1 Mo. LIBOR + 1.50% (a)............      4.58%       04/25/24              29,015
          19,274     Series 1996-51, Class AY, IO.................................      7.00%       12/18/26               1,479
          16,798     Series 1998-37, Class VZ.....................................      6.00%       06/17/28              16,829
         242,842     Series 2000-45, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 7.95% (b)............................      4.51%       12/18/30               9,635
          28,192     Series 2001-34, Class SR, IO,
                        1 Mo. LIBOR (x) -1 + 8.10% (b)............................      4.66%       08/18/31               1,056
           1,686     Series 2001-42, Class SB,
                        1 Mo. LIBOR (x) -16 + 128.00%,  8.50% Cap (b).............      8.50%       09/25/31               1,658
          75,037     Series 2001-46, Class F, 1 Mo. LIBOR + 0.40% (a).............      3.84%       09/18/31              74,806
           6,049     Series 2002-22, Class G......................................      6.50%       04/25/32               6,280
          56,782     Series 2002-30, Class Z......................................      6.00%       05/25/32              58,268
          73,664     Series 2002-80, Class CZ.....................................      4.50%       09/25/32              69,420
          70,921     Series 2002-320, Class 2, IO, STRIPS.........................      7.00%       04/25/32              14,380
          61,844     Series 2002-323, Class 6, IO, STRIPS.........................      6.00%       01/25/32               9,386
         170,654     Series 2002-324, Class 2, IO, STRIPS.........................      6.50%       07/25/32              26,752
          14,523     Series 2003-14, Class AT.....................................      4.00%       03/25/33              14,151
          42,694     Series 2003-21, Class OA.....................................      4.00%       03/25/33              41,632
          71,475     Series 2003-32, Class UI, IO.................................      6.00%       05/25/33              13,084
         313,439     Series 2003-45, Class JB.....................................      5.50%       06/25/33             315,763
          12,596     Series 2003-63, Class F1, 1 Mo. LIBOR + 0.30% (a)............      3.89%       11/25/27              12,507
       1,034,451     Series 2003-63, Class IP, IO.................................      6.00%       07/25/33             169,948
         355,000     Series 2003-71, Class NH.....................................      4.29%       08/25/33             341,041
         149,124     Series 2003-109, Class YB....................................      6.00%       11/25/33             150,740
         198,120     Series 2003-343, Class 2, IO, STRIPS.........................      4.50%       10/25/33              26,019
         191,684     Series 2003-345, Class 14, IO, STRIPS........................      6.00%       03/25/34              31,877
          40,704     Series 2003-348, Class 17, IO, STRIPS........................      7.50%       12/25/33               6,273


Page 12                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         58,358     Series 2003-348, Class 18, IO, STRIPS (c)....................      7.50%       12/25/33    $          9,790
         175,463     Series 2004-10, Class ZB.....................................      6.00%       02/25/34             178,066
         569,072     Series 2004-18, Class EZ.....................................      6.00%       04/25/34             585,634
         218,838     Series 2004-25, Class LC.....................................      5.50%       04/25/34             221,161
         238,698     Series 2004-25, Class UC.....................................      5.50%       04/25/34             240,682
          44,157     Series 2004-28, Class ZH.....................................      5.50%       05/25/34              43,450
         610,039     Series 2004-60, Class AC.....................................      5.50%       04/25/34             605,230
       1,526,669     Series 2005-2, Class S, IO, 1 Mo. LIBOR (x) -1 + 6.60% (b)...      3.01%       02/25/35              97,116
         277,635     Series 2005-2, Class TB, IO,
                        1 Mo. LIBOR (x) -1 + 5.90%, 0.40% Cap (b).................      0.40%       07/25/33               2,372
          60,112     Series 2005-29, Class ZT.....................................      5.00%       04/25/35              57,503
          67,584     Series 2005-40, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.70% (b)............................      3.11%       05/25/35               4,702
         309,264     Series 2005-52, Class TZ.....................................      6.50%       06/25/35             338,830
       1,116,906     Series 2005-57, Class KZ.....................................      6.00%       07/25/35           1,150,390
           8,266     Series 2005-67, Class SC,
                        1 Mo. LIBOR (x) -2.15 + 14.41% (b)........................      6.70%       08/25/35               7,684
          36,793     Series 2005-79, Class NS, IO,
                        1 Mo. LIBOR (x) -1 + 6.09% (b)............................      2.50%       09/25/35               2,167
       3,712,312     Series 2005-86, Class WZ.....................................      5.50%       10/25/35           3,727,749
          12,589     Series 2005-87, Class SC,
                        1 Mo. LIBOR (x) -1.67 + 13.83% (b)........................      7.86%       10/25/35              12,746
          58,089     Series 2005-95, Class WZ.....................................      6.00%       11/25/35              62,546
          19,225     Series 2005-102, Class DS,
                        1 Mo. LIBOR (x) -2.75 + 19.80% (b)........................      9.94%       11/25/35              16,587
         486,375     Series 2005-104, Class UE....................................      5.50%       12/25/35             491,116
         100,083     Series 2005-359, Class 6, IO, STRIPS.........................      5.00%       11/25/35              15,774
         305,562     Series 2005-359, Class 12, IO, STRIPS........................      5.50%       10/25/35              60,754
          87,059     Series 2005-362, Class 13, IO, STRIPS........................      6.00%       08/25/35              16,334
          42,401     Series 2006-5, Class 2A2 (a).................................      2.56%       02/25/35              42,436
      19,143,731     Series 2006-5, Class N2, IO (f)..............................      0.00%       02/25/35              11,965
          44,959     Series 2006-15, Class IS, IO,
                        1 Mo. LIBOR (x) -1 + 6.58% (b)............................      2.99%       03/25/36               4,054
         793,500     Series 2006-20, Class PI, IO,
                        1 Mo. LIBOR (x) -1 + 6.68% (b)............................      3.09%       11/25/30              18,354
          26,846     Series 2006-31, Class PZ.....................................      6.00%       05/25/36              28,593
          38,069     Series 2006-42, Class CF, 1 Mo. LIBOR + 0.45% (a)............      4.04%       06/25/36              37,542
       1,174,470     Series 2006-42, Class EI, IO,
                        1 Mo. LIBOR (x) -1 + 6.55% (b)............................      2.96%       06/25/36             110,906
         313,763     Series 2006-59, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.57% (b)............................      2.98%       07/25/36              28,677
         420,449     Series 2006-80, Class PH.....................................      6.00%       08/25/36             433,478
          43,512     Series 2006-85, Class MZ.....................................      6.50%       09/25/36              44,930
       1,475,940     Series 2006-110, Class PI, IO................................      5.50%       11/25/36             319,693
       1,729,835     Series 2006-116, Class ES, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (b)............................      3.06%       12/25/36             139,119
         174,639     Series 2006-117, Class GF, 1 Mo. LIBOR + 0.35% (a)...........      3.94%       12/25/36             171,115
       1,564,516     Series 2006-118, Class A1, 1 Mo. LIBOR + 0.06% (a)...........      3.14%       12/25/36           1,555,429
         313,274     Series 2007-7, Class KA......................................      5.75%       08/25/36             318,323
          20,417     Series 2007-25, Class FB, 1 Mo. LIBOR + 0.33% (a)............      3.92%       04/25/37              19,978
         538,990     Series 2007-28, Class ZA.....................................      6.00%       04/25/37             538,736
         865,350     Series 2007-57, Class ZG.....................................      4.75%       06/25/37             833,081


                        See Notes to Financial Statements                Page 13


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        562,631     Series 2007-60, Class ZS.....................................      4.75%       07/25/37    $        545,019
         505,051     Series 2007-68, Class AE.....................................      6.50%       07/25/37             523,540
         294,012     Series 2007-116, Class PB....................................      5.50%       08/25/35             296,353
          76,530     Series 2007-117, Class MD....................................      5.50%       07/25/37              73,956
       2,823,740     Series 2007-W10, Class 3A (f)................................      2.52%       06/25/47           2,807,611
         122,635     Series 2008-3, Class FZ, 1 Mo. LIBOR + 0.55% (a).............      4.14%       02/25/38             112,019
          20,875     Series 2008-8, Class ZA......................................      5.00%       02/25/38              20,188
           8,268     Series 2008-17, Class IP, IO.................................      6.50%       02/25/38                 683
         627,629     Series 2008-389, Class 4, IO, STRIPS.........................      6.00%       03/25/38             113,061
           1,611     Series 2009-10, Class AB.....................................      5.00%       03/25/24               1,603
         614,595     Series 2009-11, Class PI, IO.................................      5.50%       03/25/36             107,427
             464     Series 2009-14, Class BS, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b) (e)........................      2.66%       03/25/24                   2
       1,399,269     Series 2009-37, Class NZ.....................................      5.71%       02/25/37           1,426,482
       4,400,000     Series 2009-50, Class GX.....................................      5.00%       07/25/39           4,393,999
       2,725,818     Series 2009-85, Class J......................................      4.50%       10/25/39           2,661,049
         187,767     Series 2009-91, Class HL.....................................      5.00%       11/25/39             186,094
          97,000     Series 2009-92, Class DB.....................................      5.00%       11/25/39              97,058
         825,400     Series 2009-103, Class PZ....................................      6.00%       12/25/39             879,049
         180,426     Series 2009-106, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b)............................      2.66%       01/25/40              11,646
         278,402     Series 2009-109, Class PZ....................................      4.50%       01/25/40             256,142
          52,315     Series 2009-115, Class HZ....................................      5.00%       01/25/40              52,242
         893,018     Series 2009-397, Class 2, IO, STRIPS.........................      5.00%       09/25/39             164,074
          87,957     Series 2009-398, Class C13, IO, STRIPS.......................      4.00%       06/25/24               1,724
       1,225,997     Series 2010-2, Class LC......................................      5.00%       02/25/40           1,210,359
         200,349     Series 2010-3, Class DZ......................................      4.50%       02/25/40             182,588
         136,386     Series 2010-21, Class KO, PO.................................       (d)        03/25/40             113,028
         500,000     Series 2010-35, Class EP.....................................      5.50%       04/25/40             503,640
         300,143     Series 2010-38, Class KC.....................................      4.50%       04/25/40             288,710
         305,602     Series 2010-45, Class WB.....................................      5.00%       05/25/40             292,425
         364,500     Series 2010-68, Class BI, IO.................................      5.50%       07/25/50              78,685
          33,364     Series 2010-75, Class MT (f).................................      1.49%       12/25/39              31,090
          54,370     Series 2010-110, Class KI, IO................................      5.50%       10/25/25                 615
          81,984     Series 2010-115, Class PO, PO................................       (d)        04/25/40              68,611
         228,841     Series 2010-129, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.41%       11/25/40               5,739
       2,821,000     Series 2010-142, Class DL....................................      4.00%       12/25/40           2,626,161
         158,220     Series 2011-9, Class AZ......................................      5.00%       05/25/40             151,059
       1,507,000     Series 2011-10, Class AY.....................................      6.00%       02/25/41           1,597,957
         104,405     Series 2011-30, Class LS, IO (c).............................      0.00%       04/25/41               4,613
         133,680     Series 2011-30, Class ZB.....................................      5.00%       04/25/41             131,399
         320,222     Series 2011-52, Class GB.....................................      5.00%       06/25/41             318,754
       1,066,632     Series 2011-73, Class PI, IO.................................      4.50%       05/25/41              61,326
         200,017     Series 2011-74, Class TQ, IO,
                        1 Mo. LIBOR (x) -6.43 + 55.93%, 4.50% Cap (b).............      4.50%       12/25/33              24,601
       1,180,693     Series 2011-87, Class YI, IO.................................      5.00%       09/25/41             218,477
       1,747,848     Series 2011-101, Class EI, IO................................      3.50%       10/25/26              56,939
         750,000     Series 2011-105, Class MB....................................      4.00%       10/25/41             656,806
       1,796,322     Series 2011-111, Class PZ....................................      4.50%       11/25/41           1,728,797
       4,320,958     Series 2011-123, Class JS, IO,
                        1 Mo. LIBOR (x) -1 + 6.65% (b)............................      3.06%       03/25/41             200,502
       1,199,816     Series 2012-28, Class PT.....................................      4.00%       03/25/42           1,115,007


Page 14                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        776,952     Series 2012-39, Class PB.....................................      4.25%       04/25/42    $        739,449
         351,327     Series 2012-52, Class BZ.....................................      4.00%       05/25/42             295,070
         521,967     Series 2012-65, Class IO, IO.................................      5.50%       07/25/40              91,057
         118,836     Series 2012-66, Class DI, IO.................................      3.50%       06/25/27               5,829
       2,733,469     Series 2012-101, Class AI, IO................................      3.00%       06/25/27              87,691
       2,815,297     Series 2012-103, Class HI, IO................................      3.00%       09/25/27             120,424
         223,191     Series 2012-111, Class B.....................................      7.00%       10/25/42             232,363
         142,253     Series 2012-118, Class IB, IO................................      3.50%       11/25/42              22,755
       7,382,899     Series 2012-122, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.51%       11/25/42             636,097
         435,138     Series 2012-133, Class KO, PO................................       (d)        12/25/42             193,138
         503,891     Series 2012-138, Class MA....................................      1.00%       12/25/42             408,609
       1,132,167     Series 2012-146, Class QA....................................      1.00%       01/25/43             942,150
         283,005     Series 2012-409, Class 49, IO, STRIPS (c)....................      3.50%       11/25/41              44,061
         314,798     Series 2012-409, Class 53, IO, STRIPS (c)....................      3.50%       04/25/42              48,646
         690,000     Series 2013-10, Class HQ.....................................      2.50%       02/25/43             464,982
         350,656     Series 2013-13, Class IK, IO.................................      2.50%       03/25/28              16,471
          50,765     Series 2013-23, Class ZB.....................................      3.00%       03/25/43              34,255
         750,000     Series 2013-41, Class DB.....................................      3.00%       05/25/43             581,676
       1,126,379     Series 2013-43, Class IX, IO.................................      4.00%       05/25/43             232,960
         360,784     Series 2013-51, Class PI, IO.................................      3.00%       11/25/32              34,507
         352,951     Series 2013-52, Class MD.....................................      1.25%       06/25/43             286,033
       5,704,548     Series 2013-54, Class LI, IO.................................      7.00%       11/25/34             998,471
         553,297     Series 2013-55, Class AI, IO.................................      3.00%       06/25/33              58,733
       3,370,698     Series 2013-67, Class IL, IO.................................      6.50%       07/25/43             631,508
         132,266     Series 2013-70, Class JZ.....................................      3.00%       07/25/43             112,069
          93,118     Series 2013-75, Class FC, 1 Mo. LIBOR + 0.25% (a)............      3.84%       07/25/42              92,496
      11,733,477     Series 2013-75, Class ZG.....................................      3.25%       07/25/43           9,114,120
         379,979     Series 2013-105, Class BN....................................      4.00%       05/25/43             331,322
         186,717     Series 2013-105, Class KO, PO................................       (d)        10/25/43             162,162
         195,852     Series 2013-106, Class KN....................................      3.00%       10/25/43             148,660
       1,003,000     Series 2013-130, Class QY....................................      4.50%       06/25/41             959,280
       1,707,525     Series 2013-417, Class C21, IO, STRIPS.......................      4.00%       12/25/42             262,258
       3,922,070     Series 2013-418, Class C1, IO, STRIPS........................      3.50%       08/25/43             568,682
          56,715     Series 2014-29, Class GI, IO.................................      3.00%       05/25/29               2,891
       1,979,759     Series 2014-44, Class NI, IO.................................      4.50%       08/25/29              64,621
          53,604     Series 2014-46, Class KA (c).................................     40.88%       08/25/44             136,392
          94,583     Series 2014-68, Class GI, IO.................................      4.50%       10/25/43               9,425
         602,009     Series 2014-82, Class GZ.....................................      4.00%       12/25/44             478,207
         569,961     Series 2014-84, Class LI, IO.................................      3.50%       12/25/26              19,283
         875,000     Series 2015-16, Class MY.....................................      3.50%       04/25/45             725,042
          14,276     Series 2015-38, Class GI, IO.................................      3.00%       09/25/43                 106
       9,633,511     Series 2015-40, Class AI, IO.................................      6.00%       05/25/37           1,870,389
         359,811     Series 2015-76, Class BI, IO.................................      4.00%       10/25/39              18,911
          45,181     Series 2015-93, Class KI, IO.................................      3.00%       09/25/44               2,677
         420,059     Series 2015-97, Class AI, IO.................................      4.00%       09/25/41               3,406
       4,847,776     Series 2016-2, Class EZ......................................      2.50%       02/25/46           4,151,723
       8,774,460     Series 2016-37, Class PY.....................................      3.00%       06/25/46           6,794,740
      17,314,322     Series 2016-40, Class MS, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.41%       07/25/46           1,960,572
      11,510,000     Series 2016-50, Class GY.....................................      3.00%       08/25/46           8,705,548


                        See Notes to Financial Statements                Page 15


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      7,283,862     Series 2016-62, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.51%       09/25/46    $        435,090
         855,541     Series 2016-71, Class NI, IO.................................      3.50%       04/25/46             103,445
       2,969,694     Series 2016-73, Class PI, IO.................................      3.00%       08/25/46             538,945
         376,135     Series 2016-74, Class HI, IO.................................      3.50%       10/25/46              62,964
         305,601     Series 2016-84, Class DF, 1 Mo. LIBOR + 0.42% (a)............      2.98%       11/25/46             298,540
         780,797     Series 2016-87, Class AF, 1 Mo. LIBOR + 0.40% (a)............      2.96%       11/25/46             760,961
       8,054,497     Series 2017-18, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (b)............................      2.46%       03/25/47             936,425
         597,364     Series 2017-46, Class BY.....................................      3.00%       06/25/47             433,396
      12,262,412     Series 2017-50, Class BZ.....................................      3.00%       07/25/47           9,844,136
       5,699,338     Series 2017-65, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 5.90%, 5.00% Cap (b).................      2.31%       09/25/47             479,853
       4,061,016     Series 2017-84, Class ZK.....................................      3.50%       10/25/57           3,301,708
       3,332,892     Series 2017-87, Class GI, IO.................................      4.00%       06/25/44             527,915
       2,164,091     Series 2017-87, Class ZA.....................................      4.00%       11/25/57           1,690,455
       2,598,139     Series 2018-17, Class Z......................................      3.50%       03/25/48           2,004,222
       5,009,170     Series 2018-86, Class DL.....................................      3.50%       12/25/48           4,626,681
       2,829,581     Series 2018-92, Class DB.....................................      3.50%       01/25/49           2,607,942
       6,162,556     Series 2018-94, Class AZ.....................................      4.00%       01/25/49           5,657,595
       7,904,381     Series 2019-8, Class DY......................................      3.50%       03/25/49           7,286,750
       8,299,284     Series 2019-17, Class GZ.....................................      4.00%       11/25/56           6,984,574
      10,358,097     Series 2019-26, Class GA.....................................      3.50%       06/25/49           9,626,480
       4,326,011     Series 2019-27, Class HA.....................................      3.00%       06/25/49           3,912,483
       7,017,538     Series 2019-29, Class HT.....................................      3.00%       06/25/49           6,208,075
       6,104,031     Series 2019-34, Class JA.....................................      3.00%       07/25/49           5,393,343
      14,383,872     Series 2019-34, Class LA.....................................      3.00%       07/25/49          12,827,281
       3,949,552     Series 2019-37, Class A......................................      3.00%       07/25/49           3,492,056
      13,518,749     Series 2019-41, Class SN, IO,
                        1 Mo. LIBOR (x) -1 + 6.05% (b)............................      2.46%       08/25/49           1,213,924
      10,052,612     Series 2019-57, Class JA.....................................      2.50%       10/25/49           8,721,801
       4,151,929     Series 2019-59, Class PT.....................................      2.50%       10/25/49           3,599,342
      10,260,913     Series 2019-66, Class C......................................      3.00%       11/25/49           9,201,588
      38,131,658     Series 2019-68, Class KP.....................................      2.50%       11/25/49          31,631,808
      22,953,767     Series 2019-70, Class WA, PO.................................       (d)        11/25/42          18,669,008
      32,511,453     Series 2020-5, Class BZ......................................      3.00%       02/25/50          27,515,285
      13,733,132     Series 2020-9, Class SJ, IO, 1 Mo. LIBOR (x) -1 + 6.00% (b)..      2.41%       02/25/50           1,768,127
      11,969,763     Series 2020-20, Class KI, IO.................................      4.00%       03/25/50           3,974,999
      31,150,681     Series 2020-34, Class AI, IO.................................      3.50%       06/25/35           2,856,879
      11,970,235     Series 2020-37, Class QI, IO.................................      4.50%       06/25/50           2,419,845
       4,623,415     Series 2020-66, Class IC, IO.................................      6.00%       10/25/47           1,080,580
      41,409,465     Series 2020-74, Class IQ, IO.................................      6.00%       10/25/50           8,567,072
      31,845,417     Series 2020-77, Class DI, IO.................................      4.00%       11/25/35           3,617,321
      14,571,838     Series 2020-93, Class NI, IO.................................      3.00%       01/25/51           1,520,528
      15,025,825     Series 2021-1, Class IB, IO..................................      3.50%       02/25/61           3,154,179
      44,785,859     Series 2021-66, Class CI, IO.................................      4.00%       10/25/36           5,827,084
      10,176,318     Series 2022-15, Class ZH.....................................      3.00%       04/25/52           6,529,331
       8,292,747     Series 2022-18, Class Z......................................      3.50%       04/25/52           6,172,806
      16,696,224     Series 2022-23, Class EZ.....................................      3.00%       03/25/52          10,294,919
      26,444,277     Series 2022-29, Class JZ.....................................      1.50%       06/25/42          17,487,246


Page 16                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association Grantor Trust
$      1,946,040     Series 2005-T1, Class A1, 1 Mo. LIBOR + 0.40% (a)............      3.99%       05/25/35    $      1,884,651
                  Government National Mortgage Association
          19,418     Series 2001-60, Class PZ.....................................      6.00%       12/20/31              19,374
         196,626     Series 2002-72, Class ZB.....................................      6.00%       10/20/32             196,180
         159,048     Series 2003-4, Class MZ......................................      5.50%       01/20/33             158,950
         281,018     Series 2003-18, Class PG.....................................      5.50%       03/20/33             280,256
       1,530,238     Series 2003-35, Class TZ.....................................      5.75%       04/16/33           1,526,918
         129,411     Series 2003-62, Class MZ.....................................      5.50%       07/20/33             131,307
         173,616     Series 2003-84, Class Z......................................      5.50%       10/20/33             174,563
          97,821     Series 2004-37, Class B......................................      6.00%       04/17/34             100,097
         549,994     Series 2004-49, Class MZ.....................................      6.00%       06/20/34             561,984
          39,101     Series 2004-68, Class ZC.....................................      6.00%       08/20/34              39,974
          46,781     Series 2004-71, Class ST,
                        1 Mo. LIBOR (x) -6.25 + 44.50%, 7.00% Cap (b).............      7.00%       09/20/34              47,129
          84,893     Series 2004-83, Class AK, 1 Mo. LIBOR (x) -3 + 16.49% (b)....      6.26%       10/16/34              71,720
         335,416     Series 2004-88, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.69%       10/16/34              12,496
          35,113     Series 2004-92, Class AK, 1 Mo. LIBOR (x) -3 + 16.50% (b)....      6.26%       11/16/34              29,909
       1,293,995     Series 2004-92, Class BZ.....................................      5.50%       11/16/34           1,298,099
         243,468     Series 2004-105, Class JZ....................................      5.00%       12/20/34             238,116
         213,627     Series 2004-105, Class KA....................................      5.00%       12/16/34             209,836
         242,457     Series 2005-3, Class JZ......................................      5.00%       01/16/35             225,377
         242,457     Series 2005-3, Class KZ......................................      5.00%       01/16/35             232,666
          16,785     Series 2005-7, Class AJ, 1 Mo. LIBOR (x) -4 + 22.00% (b).....      8.35%       02/16/35              14,634
         121,791     Series 2005-7, Class MA,
                        1 Mo. LIBOR (x) -2.81 +  18.95% (b).......................      9.37%       12/17/34             115,143
         124,567     Series 2005-33, Class AY.....................................      5.50%       04/16/35             125,950
         110,251     Series 2005-41, Class PA.....................................      4.00%       05/20/35             107,281
         252,473     Series 2005-44, Class IO, IO.................................      5.50%       07/20/35              24,521
       2,196,182     Series 2005-78, Class ZA.....................................      5.00%       10/16/35           2,187,877
         190,732     Series 2005-93, Class PO, PO.................................       (d)        06/20/35             166,590
         378,422     Series 2006-17, Class TW.....................................      6.00%       04/20/36             388,797
         500,000     Series 2006-38, Class OH.....................................      6.50%       08/20/36             511,299
         194,711     Series 2006-61, Class ZA.....................................      5.00%       11/20/36             193,006
         460,618     Series 2007-16, Class OZ.....................................      6.00%       04/20/37             473,056
         122,683     Series 2007-27, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (b)............................      2.71%       05/20/37               4,458
          98,757     Series 2007-41, Class OL, PO.................................       (d)        07/20/37              85,716
         175,842     Series 2007-42, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 6.75% (b)............................      3.26%       07/20/37              11,469
         529,886     Series 2007-71, Class ZD.....................................      6.00%       11/20/37             536,456
         151,979     Series 2007-81, Class FZ, 1 Mo. LIBOR + 0.35% (a)............      3.84%       12/20/37             151,276
          79,008     Series 2008-33, Class XS, IO,
                        1 Mo. LIBOR (x) -1 + 7.70% (b)............................      4.29%       04/16/38               5,330
         483,070     Series 2008-47, Class ML.....................................      5.25%       06/16/38             481,834
         143,490     Series 2008-54, Class PE.....................................      5.00%       06/20/38             142,643
         387,089     Series 2008-71, Class JI, IO.................................      6.00%       04/20/38              31,915
           4,562     Series 2009-10, Class PA.....................................      4.50%       12/20/38               4,549
         105,112     Series 2009-14, Class KI, IO.................................      6.50%       03/20/39              16,514
          34,490     Series 2009-14, Class KS, IO,
                        1 Mo. LIBOR (x) -1 + 6.30% (b)............................      2.81%       03/20/39               1,117


                        See Notes to Financial Statements                Page 17


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$         81,042     Series 2009-25, Class SE, IO,
                        1 Mo. LIBOR (x) -1 + 7.60% (b)............................      4.11%       09/20/38    $          4,452
       2,780,948     Series 2009-29, Class PC.....................................      7.00%       05/20/39           2,929,137
         417,969     Series 2009-32, Class SZ.....................................      5.50%       05/16/39             422,824
         269,490     Series 2009-42, Class BI, IO.................................      6.00%       06/20/39              33,073
       3,732,457     Series 2009-57, Class VB.....................................      5.00%       06/16/39           3,709,559
         283,372     Series 2009-61, Class PZ.....................................      7.50%       08/20/39             314,168
       8,720,687     Series 2009-61, Class WQ, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b)............................      2.84%       11/16/35             630,970
       1,031,203     Series 2009-69, Class ZB.....................................      6.00%       08/20/39           1,018,673
         670,560     Series 2009-72, Class SM, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b)............................      2.84%       08/16/39              39,301
         455,000     Series 2009-75, Class JN.....................................      5.50%       09/16/39             459,475
         627,362     Series 2009-78, Class KZ.....................................      5.50%       09/16/39             644,466
         100,577     Series 2009-79, Class OK, PO.................................       (d)        11/16/37              82,847
         147,614     Series 2009-81, Class TZ.....................................      5.50%       09/20/39             149,726
         594,620     Series 2009-87, Class EI, IO.................................      5.50%       08/20/39              59,915
          69,000     Series 2009-94, Class AL.....................................      5.00%       10/20/39              68,556
         298,636     Series 2009-106, Class DZ....................................      5.50%       11/20/39             304,510
       3,753,191     Series 2009-106, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.61%       04/20/36             171,897
          50,788     Series 2009-106, Class WZ....................................      5.50%       11/16/39              51,667
         732,000     Series 2009-126, Class LB....................................      5.00%       12/20/39             726,443
          23,066     Series 2010-4, Class WA......................................      3.00%       01/16/40              21,979
         958,028     Series 2010-14, Class BV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b)............................      2.84%       02/16/40              34,769
          68,367     Series 2010-42, Class CO, PO.................................       (d)        06/16/39              66,727
       1,456,261     Series 2010-46, Class FC, 1 Mo. LIBOR + 0.80% (a)............      4.29%       03/20/35           1,462,178
         939,324     Series 2010-59, Class ZD.....................................      6.50%       05/20/40           1,029,166
       1,137,280     Series 2010-85, Class SL, IO,
                        1 Mo. LIBOR (x) -1 + 6.60% (b)............................      3.11%       07/20/37              37,622
          89,000     Series 2010-116, Class BM....................................      4.50%       09/16/40              86,110
       1,406,100     Series 2010-116, Class JB....................................      5.00%       06/16/40           1,362,173
         586,366     Series 2010-157, Class OP, PO................................       (d)        12/20/40             479,566
          50,345     Series 2010-166, Class DI, IO................................      4.50%       02/20/39                 882
         156,364     Series 2011-4, Class PZ......................................      5.00%       01/20/41             156,972
         771,202     Series 2011-35, Class BP.....................................      4.50%       03/16/41             750,835
         200,657     Series 2011-48, Class LI, IO.................................      5.50%       01/16/41              26,209
       5,766,065     Series 2011-61, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.47% (b)............................      2.98%       02/20/38             257,352
          43,056     Series 2011-63, Class BI, IO.................................      6.00%       02/20/38               3,230
         579,613     Series 2011-71, Class ZC.....................................      5.50%       07/16/34             583,859
       1,422,342     Series 2011-81, Class IC, IO,
                        1 Mo. LIBOR (x) -1 + 6.72%, 0.62% Cap (b).................      0.62%       07/20/35              19,531
         281,461     Series 2011-112, Class IP, IO (e)............................      0.50%       08/16/26                   4
         239,265     Series 2011-129, Class CL....................................      5.00%       03/20/41             238,465
           3,619     Series 2011-136, Class GB....................................      2.50%       05/20/40               3,577
         223,278     Series 2011-146, Class EI, IO................................      5.00%       11/16/41              38,386
          36,809     Series 2011-151, Class TB, IO,
                        1 Mo. LIBOR (x) -70 + 465.50%, 3.50% Cap (b)..............      3.50%       04/20/41               3,024
         127,737     Series 2012-10, Class LI, IO (e).............................      3.50%       07/20/40                 692


Page 18                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$      1,987,723     Series 2012-18, Class IA, IO,
                        1 Mo. LIBOR (x) -1 + 6.68%, 0.58% Cap (b).................      0.58%       07/20/39    $         17,227
       1,005,417     Series 2012-48, Class MI, IO.................................      5.00%       04/16/42             180,770
       7,520,747     Series 2012-84, Class QS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.69%       07/16/42             366,806
       6,711,842     Series 2012-84, Class SJ,
                        1 Mo. LIBOR (x) -0.57 + 2.51% (b).........................      0.56%       07/16/42           3,719,699
         251,623     Series 2012-108, Class KB....................................      2.75%       09/16/42             194,010
       3,496,648     Series 2012-143, Class TI, IO................................      3.00%       12/16/27             161,782
       1,686,579     Series 2012-149, Class PC (c)................................      6.33%       12/20/42           1,747,807
      13,221,793     Series 2013-4, Class IC, IO..................................      4.00%       09/20/42           2,303,283
          76,128     Series 2013-5, Class IA, IO..................................      3.50%       10/16/42              10,136
         532,987     Series 2013-10, Class DI, IO.................................      3.50%       09/20/42              45,633
       2,223,000     Series 2013-20, Class QM.....................................      2.63%       02/16/43           1,793,845
       1,460,576     Series 2013-22, Class IO, IO.................................      3.00%       02/20/43             171,511
       3,431,730     Series 2013-23, Class IP, IO.................................      3.50%       08/20/42             469,498
       1,530,967     Series 2013-53, Class OI, IO.................................      3.50%       04/20/43             162,421
       1,569,404     Series 2013-69, Class AI, IO.................................      3.50%       05/20/43             256,091
         176,877     Series 2013-69, Class PI, IO.................................      5.00%       05/20/43              19,181
         953,680     Series 2013-70, Class PM.....................................      2.50%       05/20/43             743,241
       2,084,445     Series 2013-91, Class PB.....................................      3.50%       09/20/42           2,045,323
         795,712     Series 2013-130, Class WS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.61%       09/20/43              86,614
       2,863,173     Series 2013-170, Class IG, IO................................      5.50%       11/16/43             238,330
         688,000     Series 2013-183, Class PB....................................      4.50%       12/20/43             663,438
       2,019,672     Series 2014-6, Class IJ, IO..................................      4.50%       06/16/43             133,309
      11,871,346     Series 2014-30, Class EA (c).................................      1.77%       02/16/44          10,274,570
       5,494,452     Series 2014-43, Class Z......................................      4.00%       03/20/44           5,212,002
       2,154,891     Series 2014-44, Class IC, IO.................................      3.00%       04/20/28             109,944
       5,662,920     Series 2014-44, Class ID, IO (c) (f).........................      0.33%       03/16/44              54,801
          20,357     Series 2014-91, Class JI, IO.................................      4.50%       01/20/40               1,276
         592,083     Series 2014-94, Class Z......................................      4.50%       01/20/44             581,769
       2,645,876     Series 2014-99, Class HI, IO.................................      4.50%       06/20/44             425,642
       2,318,093     Series 2014-115, Class QI, IO................................      3.00%       03/20/29              64,168
       2,750,854     Series 2014-116, Class SB, IO,
                        1 Mo. LIBOR (x) -1 + 5.60% (b)............................      2.11%       08/20/44             240,656
       1,395,107     Series 2014-118, Class TV, IO,
                        1 Mo. LIBOR (x) -1 + 6.25% (b)............................      2.76%       05/20/44             108,505
       7,385,955     Series 2015-3, Class ZD......................................      4.00%       01/20/45           6,729,326
       9,144,935     Series 2015-40, Class IO, IO.................................      4.00%       03/20/45           1,559,632
       4,920,764     Series 2015-66, Class LI, IO.................................      5.00%       05/16/45             497,861
          32,425     Series 2015-95, Class IK, IO (c).............................      1.62%       05/16/37                 663
      10,661,502     Series 2015-99, Class EI, IO.................................      5.50%       07/16/45           1,839,239
       4,541,076     Series 2015-124, Class DI, IO................................      3.50%       01/20/38             151,402
         265,728     Series 2015-137, Class WA (c) (f)............................      5.55%       01/20/38             272,043
         358,458     Series 2015-138, Class MI, IO................................      4.50%       08/20/44              42,624
          78,564     Series 2015-151, Class KW (c)................................      5.19%       04/20/34              77,599
       3,765,723     Series 2015-162, Class ZG....................................      4.00%       11/20/45           3,421,509
       3,831,029     Series 2015-168, Class GI, IO................................      5.50%       02/16/33             244,651
         195,376     Series 2016-16, Class KZ.....................................      3.00%       02/16/46             148,733
       6,862,799     Series 2016-37, Class AF, 1 Mo. LIBOR + 0.47% (a)............      2.50%       11/20/43           6,662,176
         125,034     Series 2016-55, Class PB (c).................................      5.48%       03/20/31             125,064


                        See Notes to Financial Statements                Page 19


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$        897,436     Series 2016-69, Class WI, IO.................................      4.50%       05/20/46    $        230,956
       2,717,603     Series 2016-75, Class SA, IO,
                        1 Mo. LIBOR (x) -1 + 6.00% (b)............................      2.51%       05/20/40             166,771
         467,966     Series 2016-78, Class UI, IO.................................      4.00%       06/20/46              53,691
       2,485,365     Series 2016-89, Class HI, IO.................................      3.50%       07/20/46             430,998
         298,553     Series 2016-99, Class JA (c).................................      5.53%       11/20/45             303,135
       1,030,860     Series 2016-109, Class ZM....................................      3.50%       08/20/36             877,473
       6,415,809     Series 2016-111, Class PI, IO................................      3.50%       06/20/45             625,129
         674,031     Series 2016-118, Class GI, IO................................      4.50%       02/16/40              97,717
       7,520,772     Series 2016-120, Class AS, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.61%       09/20/46             779,742
         464,000     Series 2016-141, Class PC....................................      5.00%       10/20/46             456,782
         329,160     Series 2016-145, Class LZ....................................      3.00%       10/20/46             230,965
         504,029     Series 2016-154, Class WF, 1 Mo. LIBOR + 0.40% (a)...........      2.57%       11/20/45             488,320
       7,461,641     Series 2016-156, Class ZM....................................      3.50%       11/20/46           6,737,343
         303,000     Series 2016-160, Class LE....................................      2.50%       11/20/46             206,653
         198,123     Series 2016-167, Class KI, IO................................      6.00%       12/16/46              28,820
       2,142,504     Series 2017-12, Class SD, IO,
                        1 Mo. LIBOR (x) -1 + 6.10% (b)............................      2.61%       01/20/47             221,902
         960,165     Series 2017-17, Class KZ.....................................      4.50%       02/20/47             879,354
       3,998,163     Series 2017-32, Class DI, IO.................................      5.50%       05/20/35             740,354
       2,372,463     Series 2017-32, Class IB, IO.................................      5.00%       02/16/47             232,272
       6,136,810     Series 2017-33, Class PZ.....................................      3.00%       02/20/47           5,105,148
       4,397,681     Series 2017-56, Class BI, IO.................................      6.00%       04/16/47             719,371
       7,740,575     Series 2017-57, Class IO, IO.................................      5.00%       04/20/47           1,538,863
       2,883,291     Series 2017-113, Class IE, IO................................      5.50%       07/20/47             428,855
       8,550,060     Series 2017-117, Class ZN....................................      3.00%       08/20/47           6,512,030
      12,553,390     Series 2017-122, Class CZ....................................      3.00%       08/20/47           9,658,609
       3,734,389     Series 2017-123, Class IO, IO................................      5.00%       08/16/47             889,154
       4,860,296     Series 2017-130, Class LS, IO,
                        1 Mo. LIBOR (x) -1 + 6.20% (b)............................      2.79%       08/16/47             326,708
       4,638,289     Series 2017-133, Class JI, IO................................      7.00%       06/20/41             646,720
      11,716,077     Series 2017-134, Class AZ....................................      3.00%       09/20/47           9,181,893
       4,613,081     Series 2017-177, Class DI, IO................................      4.50%       11/16/47             877,570
      13,476,869     Series 2017-179, Class IN, IO................................      5.00%       07/20/44           3,351,169
       3,478,370     Series 2017-186, Class TI, IO,
                        1 Mo. LIBOR (x) -1 + 6.50%, 0.50% Cap (b).................      0.50%       05/20/40              45,266
         915,131     Series 2018-44, Class Z......................................      2.50%       09/20/47             651,916
       5,154,260     Series 2018-79, Class IO, IO.................................      5.00%       06/20/48             721,386
      13,288,150     Series 2018-97, Class DZ.....................................      3.50%       07/20/48          12,083,877
       6,048,164     Series 2018-131, Class IA, IO................................      5.00%       04/20/44             680,934
      10,000,000     Series 2018-134, Class KB....................................      3.50%       10/20/48           9,107,395
       7,759,006     Series 2018-155, Class KD....................................      4.00%       11/20/48           7,385,054
       5,698,789     Series 2018-160, Class GY....................................      4.50%       11/20/48           5,408,449
       5,413,112     Series 2018-78I, Class EZ....................................      3.00%       04/20/48           4,796,178
       3,167,536     Series 2019-6, Class EI, IO..................................      5.00%       09/20/39             445,164
       7,723,305     Series 2019-15, Class MZ.....................................      4.50%       02/20/49           7,384,826
      12,488,006     Series 2019-18, Class TP.....................................      3.50%       02/20/49          11,620,789
       1,058,809     Series 2019-27, Class DI, IO.................................      5.50%       01/20/40             174,756
       3,530,251     Series 2019-35, Class BZ.....................................      3.50%       03/20/49           2,682,082
       5,566,697     Series 2019-45, Class ZB.....................................      3.50%       04/20/49           4,343,110
      35,300,559     Series 2019-128, Class EF, 1 Mo. LIBOR + 0.57% (a)...........      4.00%       10/20/49          32,237,176


Page 20                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Government National Mortgage Association (Continued)
$     18,134,658     Series 2020-31, Class IO, IO.................................      6.50%       03/20/50    $      2,313,906
      13,007,862     Series 2020-62, Class IA, IO.................................      5.50%       05/20/50           2,601,255
       3,000,000     Series 2020-62, Class IC, IO.................................      2.50%       01/20/50             683,087
      14,014,801     Series 2020-62, Class WI, IO.................................      2.50%       08/20/49           3,092,426
       7,097,422     Series 2020-84, Class IM, IO.................................      2.50%       05/20/50           1,670,818
      19,759,118     Series 2020-84, Class IO, IO.................................      2.50%       04/20/50           4,831,500
      24,495,962     Series 2020-129, Class IO, IO................................      2.50%       09/20/50           2,998,453
      18,753,704     Series 2021-8, Class DI, IO..................................      3.50%       01/20/51           2,113,467
      48,445,136     Series 2021-27, Class IO, IO.................................      2.50%       02/20/51           6,394,869
      37,119,523     Series 2021-27, Class PI, IO.................................      2.00%       02/20/51           3,668,994
       7,117,038     Series 2021-46, Class IL, IO.................................      3.00%       03/20/51             916,060
      11,942,419     Series 2021-46, Class LI, IO.................................      3.00%       03/20/51           1,720,257
      24,604,806     Series 2021-91, Class IB, IO.................................      3.00%       05/20/51           3,199,862
      96,486,982     Series 2021-97, Class NI, IO.................................      2.50%       08/20/49           9,380,899
      30,060,182     Series 2021-159, Class QE....................................      2.00%       09/20/51          24,737,651
      36,619,667     Series 2021-188, Class PA....................................      2.00%       10/20/51          30,235,863
       5,620,787     Series 2022-60, Class CZ.....................................      3.00%       03/20/52           3,501,766
      32,360,403     Series 2022-63, Class AZ.....................................      3.00%       08/20/51          25,089,033
      16,593,373     Series 2022-63, Class BZ.....................................      3.50%       11/20/46          13,572,428
      19,405,913     Series 2022-63, Class HZ.....................................      2.50%       11/20/51          13,533,847
      11,092,149     Series 2022-63, Class MZ.....................................      3.00%       05/20/51           8,449,676
       7,105,514     Series 2022-68, Class DZ.....................................      3.50%       04/20/52           5,265,981
      12,384,534     Series 2022-68, Class MZ.....................................      3.50%       04/20/52           9,467,087
      12,784,462     Series 2022-68, Class Z......................................      3.50%       04/20/52          10,075,295
      17,188,925     Series 2022-68, Class ZC.....................................      3.50%       04/20/52          12,878,610
      12,991,946     Series 2022-69, Class QL.....................................      3.00%       04/20/52          10,777,568
      10,917,513     Series 2022-78, Class AM.....................................      3.50%       04/20/52           8,501,822
      14,027,030     Series 2022-90, Class KZ.....................................      3.00%       04/20/51          10,186,187
       8,693,137     Series 2022-90, Class ZG.....................................      1.50%       02/20/52           4,472,097
      22,341,349     Series 2022-124, Class EY....................................      4.00%       07/20/52          19,342,919
                  Seasoned Credit Risk Transfer Trust
      15,000,000     Series 2022-1, Class MBU.....................................      3.25%       11/25/61          11,191,528
                  Seasoned Loans Structured Transaction Trust
       3,905,081     Series 2019-3, Class A1C.....................................      2.75%       11/25/29           3,556,062
      10,000,000     Series 2022-1, Class A2......................................      3.50%       05/25/32           8,706,750
                  Vendee Mortgage Trust
       1,604,205     Series 2003-2, Class Z.......................................      5.00%       05/15/33           1,589,281
       5,661,078     Series 2010-1, Class DZ......................................      4.25%       04/15/40           5,327,615
       9,293,092     Series 2011-1, Class DZ......................................      3.75%       09/15/46           8,403,622
      18,579,186     Series 2011-2, Class DZ......................................      3.75%       10/15/41          17,013,068
                                                                                                                ----------------
                                                                                                                   1,215,419,254
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 18.1%
                  Federal Home Loan Mortgage Corporation Multiclass Certificates
      50,000,000     Series 2020-RR06, Class BX, IO (c)...........................      1.84%       05/27/33           6,051,822
      37,600,000     Series 2020-RR09, Class AX, IO (c)...........................      2.63%       11/27/28           4,598,480
      47,500,000     Series 2020-RR09, Class BX, IO (c)...........................      2.20%       02/27/29           5,158,500
      96,907,000     Series 2020-RR10, Class X, IO (c)............................      2.01%       12/27/27           7,422,272
     112,919,000     Series 2020-RR11, Class AX, IO (c)...........................      2.84%       01/27/29          14,460,543
      44,200,500     Series 2020-RR11, Class BX, IO (c)...........................      2.44%       12/27/28           4,108,931
      38,909,006     Series 2021-P009, Class X, IO (f)............................      1.45%       01/25/31           2,400,211
       4,237,458     Series 2021-P011, Class X1, IO (f)...........................      1.80%       09/25/45             529,436


                        See Notes to Financial Statements                Page 21


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation Multiclass Certificates
                    (Continued)
$    112,345,000     Series 2021-RR15, Class X, IO (f)............................      1.56%       10/27/34    $     13,106,449
     100,924,000     Series 2021-RR18, Class X, IO (f) (g) (h)....................      1.90%       10/27/28           8,750,111
      55,000,000     Series 2021-RR20, Class X, IO (f)............................      1.85%       04/25/33           7,776,565
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates
       5,545,944     Series 2013-K027, Class A2...................................      2.64%       01/25/23           5,528,685
      13,079,058     Series 2013-K030, Class A2...................................      3.25%       04/25/23          12,997,380
     103,907,773     Series 2013-K030, Class X1, IO (f)...........................      0.14%       04/25/23              33,957
      20,358,685     Series 2013-K031, Class A2...................................      3.30%       04/25/23          20,186,087
      23,900,000     Series 2013-K032, Class A2...................................      3.31%       05/25/23          23,649,550
      24,990,241     Series 2013-K034, Class A2...................................      3.53%       07/25/23          24,705,058
      11,046,323     Series 2013-K035, Class A2...................................      3.46%       08/25/23          10,911,570
      25,000,000     Series 2014-K036, Class A2...................................      3.53%       10/25/23          24,634,225
      74,208,513     Series 2014-K036, Class X1, IO (f)...........................      0.69%       10/25/23             366,085
      34,959,674     Series 2015-K045, Class A2...................................      3.02%       01/25/25          33,552,607
       2,249,095     Series 2016-K054, Class A1...................................      2.30%       01/25/25           2,180,012
      12,264,000     Series 2016-K152, Class A2...................................      3.08%       01/25/31          10,857,254
     286,775,031     Series 2016-KIR1, Class X, IO (f)............................      1.04%       03/25/26           8,367,981
      26,585,018     Series 2017-K724, Class A2...................................      3.06%       11/25/23          26,060,692
      12,085,553     Series 2017-K728, Class A2...................................      3.06%       08/25/24          11,695,227
      45,155,000     Series 2018-K156, Class A3...................................      3.70%       06/25/33          40,761,838
      30,175,200     Series 2018-K157, Class A2...................................      3.99%       05/25/33          28,491,985
       1,650,000     Series 2018-K157, Class A3...................................      3.99%       08/25/33           1,517,874
       7,101,000     Series 2018-K159, Class A3...................................      3.95%       11/25/33           6,475,715
       1,090,000     Series 2019-1512, Class A2...................................      2.99%       05/25/31             948,665
       3,000,000     Series 2019-1513, Class A2...................................      2.73%       12/25/31           2,587,546
      74,073,786     Series 2019-K097, Class X1, IO (f)...........................      1.09%       07/25/29           4,284,072
      57,666,529     Series 2019-K099, Class X1, IO (f)...........................      0.88%       09/25/29           2,737,586
      57,790,000     Series 2019-K099, Class XAM, IO (f)..........................      1.14%       09/25/29           3,763,553
     125,653,675     Series 2019-K100, Class X1, IO (f)...........................      0.65%       09/25/29           4,505,400
      69,537,861     Series 2019-K101, Class X1, IO (c)...........................      0.84%       10/25/29           3,171,246
      64,993,000     Series 2019-K102, Class XAM, IO (c)..........................      1.09%       10/25/29           4,062,078
      59,029,000     Series 2019-K103, Class XAM, IO (f)..........................      0.90%       11/25/29           3,140,279
      28,596,283     Series 2019-K1510, Class X1, IO (f)..........................      0.48%       01/25/34           1,069,312
     158,169,249     Series 2019-K1512, Class X1, IO (f)..........................      0.91%       04/25/34          10,545,887
      56,938,480     Series 2019-K1513, Class X1, IO (f)..........................      0.86%       08/25/34           3,624,299
     102,858,332     Series 2019-K734, Class X1, IO (f)...........................      0.65%       02/25/26           1,718,053
      68,018,000     Series 2019-K734, Class XAM, IO (f)..........................      0.42%       02/25/26             926,282
      42,136,931     Series 2019-K735, Class X1, IO (f)...........................      0.96%       05/25/26           1,142,488
      54,447,193     Series 2019-K736, Class X1, IO (f)...........................      1.29%       07/25/26           2,043,376
       7,100,000     Series 2020-K108, Class A2...................................      1.52%       03/25/30           5,642,178
       8,471,000     Series 2020-K109, Class A2...................................      1.56%       04/25/30           6,722,232
      35,424,000     Series 2020-K109, Class XAM, IO (f)..........................      1.80%       04/25/30           3,776,832
     108,586,842     Series 2020-K110, Class X1, IO (f)...........................      1.70%       04/25/30          10,117,112
      29,090,000     Series 2020-K112, Class XAM, IO (f)..........................      1.66%       05/25/30           2,901,666
      82,019,000     Series 2020-K113, Class XAM, IO (f)..........................      1.58%       06/25/30           7,908,223
      53,100,000     Series 2020-K114, Class XAM, IO (f)..........................      1.34%       06/25/30           4,352,501
     120,835,893     Series 2020-K115, Class X1, IO (f)...........................      1.33%       06/25/30           9,280,994
      55,537,412     Series 2020-K115, Class XAM, IO (f)..........................      1.55%       07/25/30           5,228,298
      13,000,000     Series 2020-K116, Class A2...................................      1.38%       07/25/30          10,074,333
      16,436,722     Series 2020-K116, Class X1, IO (f)...........................      1.43%       07/25/30           1,328,618


Page 22                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates (Continued)
$     55,500,000     Series 2020-K116, Class XAM, IO (f)..........................      1.60%       08/25/30    $      5,440,288
       8,000,000     Series 2020-K117, Class A2...................................      1.41%       08/25/30           6,198,256
      63,500,000     Series 2020-K117, Class XAM, IO (f)..........................      1.43%       09/25/30           5,695,531
      10,000,000     Series 2020-K118, Class A2...................................      1.49%       09/25/30           7,787,386
      77,477,334     Series 2020-K118, Class X1, IO (f)...........................      0.96%       09/25/30           4,396,784
      37,051,661     Series 2020-K118, Class XAM, IO (f)..........................      1.17%       09/25/30           2,702,278
      14,000,000     Series 2020-K119, Class A2...................................      1.57%       09/25/30          10,958,664
      51,000,000     Series 2020-K119, Class XAM, IO (f)..........................      1.13%       10/25/30           3,619,720
       7,000,000     Series 2020-K120, Class A2...................................      1.50%       10/25/30           5,434,857
      75,535,017     Series 2020-K120, Class XAM, IO (f)..........................      1.21%       10/25/30           5,763,065
      28,247,742     Series 2020-K121, Class X1, IO (f)...........................      1.02%       10/25/30           1,679,809
      21,236,000     Series 2020-K121, Class XAM, IO (f)..........................      1.19%       11/25/30           1,591,725
      78,295,761     Series 2020-K122, Class X1, IO (f)...........................      0.88%       11/25/30           4,131,503
      35,210,000     Series 2020-K122, Class XAM, IO (f)..........................      1.08%       11/25/30           2,426,437
      89,950,700     Series 2020-K1515, Class X1, IO (f)..........................      1.51%       02/25/35          10,681,628
      86,843,891     Series 2020-K1516, Class X1, IO (f)..........................      1.51%       05/25/35          10,737,683
     109,722,927     Series 2020-K1517, Class X1, IO (f)..........................      1.33%       07/25/35          11,531,474
      52,918,755     Series 2020-KG04, Class X1, IO (f)...........................      0.85%       11/25/30           2,692,136
      75,273,331     Series 2020-K737, Class X1, IO (c)...........................      0.64%       10/25/26           1,455,696
      38,559,000     Series 2020-K738, Class XAM, IO (c)..........................      1.37%       03/25/27           1,952,404
     131,364,641     Series 2020-K739, Class X1, IO (f)...........................      1.22%       09/25/27           5,822,646
      46,072,531     Series 2020-K739, Class XAM, IO (f)..........................      1.57%       09/25/27           2,903,717
      70,811,000     Series 2020-K740, Class XAM (f)..............................      1.11%       10/25/27           3,253,900
      33,900,000     Series 2021-K128, Class XAM, IO (f)..........................      0.73%       03/25/31           1,654,083
      27,836,000     Series 2021-K129, Class XAM, IO (f)..........................      1.22%       05/25/31           2,257,739
      41,565,013     Series 2021-K130, Class XAM, IO (f)..........................      1.21%       07/25/31           3,425,863
      78,491,000     Series 2021-K132, Class XAM, IO (f)..........................      0.86%       09/25/31           4,645,513
     149,719,311     Series 2021-K1520, Class X1, IO (f)..........................      0.47%       02/25/36           6,095,208
     143,990,000     Series 2021-KG05, Class X1, IO (f)...........................      0.31%       01/25/31           2,961,039
      64,467,885     Series 2021-KG06, Class X1, IO (f)...........................      0.53%       10/25/31           2,324,802
     107,703,000     Series 2021-K741, Class XAM, IO (f)..........................      0.95%       12/25/27           4,508,230
     107,087,198     Series 2021-K744, Class X1, IO (f)...........................      0.86%       07/25/28           4,225,050
     200,000,000     Series 2022-K148, Class XAM, IO (f)..........................      0.25%       08/25/32           4,595,736
                  FREMF Mortgage Trust
      14,800,000     Series 2013-K26, Class B (f) (i).............................      3.55%       12/25/45          14,745,940
       6,203,000     Series 2013-K28, Class B (f) (i).............................      3.46%       06/25/46           6,115,739
       8,700,000     Series 2013-K29, Class B (f) (i).............................      3.47%       05/25/46           8,585,557
      11,943,000     Series 2013-K32, Class B (f) (i).............................      3.53%       10/25/46          11,770,686
      29,145,000     Series 2013-K35, Class B (f) (i).............................      3.93%       12/25/46          28,611,751
       4,505,000     Series 2015-K44, Class B (f) (i).............................      3.72%       01/25/48           4,280,003
       8,205,000     Series 2015-K45, Class B (f) (i).............................      3.61%       04/25/48           7,820,789
       2,300,000     Series 2016-K55, Class B (f) (i).............................      4.17%       04/25/49           2,170,274
       1,676,768     Series 2020-KI05, Class B, 1 Mo. LIBOR + 2.30% (a) (i).......      5.44%       07/25/24           1,652,917
                  Government National Mortgage Association
       2,982,278     Series 2011-31, Class Z (c)..................................      3.53%       09/16/52           2,683,998
      18,886,971     Series 2012-120, Class Z (c).................................      2.46%       01/16/55          12,883,547
          97,261     Series 2013-74, Class AG (f).................................      2.58%       12/16/53              79,158
           5,853     Series 2013-194, Class AE (c)................................      2.75%       11/16/44               5,498
      16,294,676     Series 2015-30, Class DZ.....................................      2.95%       05/16/55          14,039,265
       6,835,513     Series 2015-70, Class IO, IO (c).............................      0.57%       12/16/49             134,576
       4,355,736     Series 2015-125, Class VA (c)................................      2.70%       05/16/35           3,984,683


                        See Notes to Financial Statements                Page 23


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$     16,036,840     Series 2016-11, Class IO, IO (c).............................      0.78%       01/16/56    $        570,586
       7,768,802     Series 2016-26, Class IO, IO (c).............................      0.68%       02/16/58             200,454
      10,807,085     Series 2016-52, Class IO, IO (c).............................      0.75%       03/16/58             368,983
       3,886,372     Series 2016-110, Class VA....................................      2.10%       01/16/38           3,309,868
       9,895,309     Series 2016-127, Class IO, IO (c)............................      0.86%       05/16/58             412,988
       3,185,509     Series 2017-23, Class Z......................................      2.50%       05/16/59           2,043,365
       4,144,810     Series 2017-35, Class Z (c)..................................      2.50%       05/16/59           2,746,618
       6,651,151     Series 2017-76, Class B......................................      2.60%       12/16/56           5,227,073
       2,329,078     Series 2017-106, Class AE....................................      2.60%       12/16/56           1,968,163
       2,633,979     Series 2017-146, Class Z.....................................      2.60%       09/16/57           1,755,569
       4,333,951     Series 2018-4, Class Z.......................................      2.50%       10/16/59           2,634,938
      13,696,340     Series 2018-98, Class C (c)..................................      3.00%       08/16/60          10,490,102
      17,332,506     Series 2018-123, Class Z.....................................      2.50%       06/16/60          13,034,429
      24,789,476     Series 2018-170, Class Z.....................................      2.50%       11/16/60          18,999,562
      18,314,819     Series 2019-7, Class Z.......................................      2.50%       01/16/61          12,648,740
       1,882,833     Series 2019-104, Class Z.....................................      2.80%       05/16/61           1,136,565
       6,700,000     Series 2020-161, Class B.....................................      2.00%       08/16/62           4,197,715
       8,800,865     Series 2020-169, Class Z.....................................      1.83%       06/16/62           4,340,528
      22,598,137     Series 2022-43, Class Z......................................      2.00%       09/16/61          13,254,915
      19,269,127     Series 2022-106, Class Z.....................................      2.00%       05/16/63          13,032,391
       5,388,191     Series 2022-109, Class Z (c).................................      2.25%       08/16/64           2,516,116
       4,789,673     Series 2022-166, Class Z (f).................................      2.50%       04/16/65           2,344,099
                                                                                                                ----------------
                                                                                                                     877,289,209
                                                                                                                ----------------
                  PASS-THROUGH SECURITIES -- 39.2%
                  Federal Home Loan Mortgage Corporation
       1,006,282     Pool 760043, 5 Yr. Constant Maturity Treasury Rate +
                        1.39% (a).................................................      2.94%       12/01/48             994,868
       4,130,105     Pool 840359, 12 Mo. LIBOR + 1.64% (a)........................      3.14%       06/01/46           4,120,925
          88,261     Pool A19763..................................................      5.00%       04/01/34              86,479
         347,141     Pool A47828..................................................      3.50%       08/01/35             310,297
         156,403     Pool A47937..................................................      5.50%       08/01/35             160,004
          61,200     Pool A48972..................................................      5.50%       05/01/36              62,594
          66,315     Pool A54675..................................................      5.50%       01/01/36              68,081
         141,977     Pool A65324..................................................      5.50%       09/01/37             141,713
          80,791     Pool A97294..................................................      4.00%       02/01/41              76,080
         697,372     Pool B70791..................................................      4.00%       06/01/39             680,328
           2,963     Pool C01310..................................................      6.50%       03/01/32               3,070
          10,064     Pool C03458..................................................      5.00%       02/01/40              10,087
          89,052     Pool C04269..................................................      3.00%       10/01/42              78,260
          15,846     Pool C91482..................................................      3.50%       07/01/32              14,997
          10,784     Pool E02883..................................................      4.00%       04/01/26              10,591
          13,786     Pool G01443..................................................      6.50%       08/01/32              14,247
         224,779     Pool G02017..................................................      5.00%       12/01/35             225,287
         102,888     Pool G04814..................................................      5.50%       10/01/38             105,613
          19,439     Pool G05173..................................................      4.50%       11/01/31              18,577
         217,714     Pool G05275..................................................      5.50%       02/01/39             223,184
          57,018     Pool G05449..................................................      4.50%       05/01/39              55,284
         176,028     Pool G06583..................................................      5.00%       06/01/41             176,426
         426,349     Pool G07100..................................................      5.50%       07/01/40             437,687
          41,407     Pool G07266..................................................      4.00%       12/01/42              38,819
         323,967     Pool G07329..................................................      4.00%       01/01/43             305,266


Page 24                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$        315,439     Pool G07683..................................................      4.00%       03/01/44    $        296,445
           1,627     Pool G08113..................................................      6.50%       02/01/36               1,690
               4     Pool G12978..................................................      5.50%       12/01/22                   4
           3,233     Pool G13625..................................................      5.50%       01/01/24               3,224
          25,285     Pool G13733..................................................      5.00%       11/01/24              25,247
          23,377     Pool G14088..................................................      4.00%       02/01/26              23,013
          12,753     Pool G14106..................................................      6.00%       10/01/24              12,735
           3,474     Pool G14167..................................................      5.50%       07/01/23               3,467
             163     Pool G14233..................................................      6.00%       01/01/24                 163
         249,710     Pool G14348..................................................      4.00%       10/01/26             245,844
           7,047     Pool G14376..................................................      4.00%       09/01/25               6,940
           7,348     Pool G14995..................................................      5.50%       12/01/24               7,333
             621     Pool G15821..................................................      5.00%       07/01/25                 620
          55,102     Pool G15949..................................................      4.00%       01/01/29              54,252
           3,580     Pool G15957..................................................      5.50%       12/01/24               3,574
          24,455     Pool G18264..................................................      5.00%       07/01/23              24,418
          43,658     Pool G18287..................................................      5.50%       12/01/23              43,483
           8,923     Pool G60020..................................................      4.50%       12/01/43               8,542
         368,659     Pool G60114..................................................      5.50%       06/01/41             378,405
         544,596     Pool G60168..................................................      4.50%       07/01/45             528,805
         197,565     Pool G60194..................................................      3.50%       08/01/45             178,556
         195,692     Pool G60808..................................................      3.00%       10/01/46             170,521
           2,740     Pool H09034..................................................      5.50%       05/01/37               2,734
          40,242     Pool J09465..................................................      4.00%       04/01/24              39,636
          22,879     Pool J09504..................................................      4.00%       04/01/24              22,430
           6,031     Pool J09798..................................................      4.00%       05/01/24               5,926
          10,484     Pool J10623..................................................      4.00%       09/01/24              10,204
         130,066     Pool N70075..................................................      5.00%       01/01/35             127,637
         257,513     Pool N70081..................................................      5.50%       07/01/38             252,420
          51,907     Pool Q07189..................................................      4.00%       04/01/42              48,912
          18,099     Pool Q07479..................................................      3.50%       04/01/42              16,476
          75,902     Pool Q11791..................................................      3.50%       10/01/42              69,069
          51,466     Pool Q11836..................................................      3.50%       10/01/42              46,827
         370,484     Pool Q14034..................................................      3.50%       12/01/42             337,267
         385,897     Pool Q54651..................................................      4.50%       03/01/48             370,732
         705,051     Pool Q55037..................................................      4.50%       04/01/48             677,893
       1,984,972     Pool Q61217..................................................      4.00%       01/01/49           1,841,025
       6,389,000     Pool QF0184..................................................      5.50%       09/01/52           6,441,859
       8,065,885     Pool QK1195..................................................      2.50%       11/01/41           6,791,215
      13,274,699     Pool QK1203..................................................      2.50%       11/01/41          11,185,357
       2,724,198     Pool QO0748..................................................      4.50%       08/01/37           2,662,458
       3,047,037     Pool QO0750..................................................      4.50%       08/01/37           2,980,523
       1,072,548     Pool QO0773..................................................      4.50%       08/01/37           1,048,578
       5,402,139     Pool QO0807..................................................      4.50%       09/01/37           5,281,374
       8,490,133     Pool SC0190..................................................      2.50%       09/01/41           7,227,098
      11,041,119     Pool SC0252..................................................      3.00%       01/01/42           9,650,214
       9,249,698     Pool SC0270..................................................      2.50%       04/01/42           7,828,213
       7,279,032     Pool SC0277..................................................      3.00%       05/01/42           6,416,130
      12,825,796     Pool SC0298..................................................      6.00%       01/01/30          12,925,187
      10,943,345     Pool SD0887..................................................      3.50%       09/01/49           9,894,364
      16,970,412     Pool SD0948..................................................      3.00%       05/01/47          14,791,209
      24,412,412     Pool SD0949..................................................      3.00%       09/01/48          21,409,706


                        See Notes to Financial Statements                Page 25


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal Home Loan Mortgage Corporation (Continued)
$     18,546,726     Pool SD0954..................................................      3.00%       02/01/47    $     16,279,537
      11,768,391     Pool SD0961..................................................      3.50%       11/01/48          10,608,390
      20,831,120     Pool SD1170..................................................      3.50%       09/01/49          18,786,760
       5,553,840     Pool SD1289..................................................      3.00%       10/01/50           4,818,691
       7,942,986     Pool SD1361..................................................      3.50%       02/01/50           7,191,499
      21,040,404     Pool SD1469..................................................      5.50%       08/01/52          21,214,478
      20,473,164     Pool SD1627..................................................      5.00%       09/01/52          20,261,211
         319,570     Pool U50165..................................................      4.00%       05/01/32             295,486
       2,170,048     Pool U59020..................................................      4.00%       06/01/35           2,006,091
         964,369     Pool U64762..................................................      4.50%       10/01/45             923,076
          89,293     Pool U80068..................................................      3.50%       10/01/32              81,377
          55,325     Pool U80212..................................................      3.50%       02/01/33              50,411
          74,824     Pool U90245..................................................      3.50%       10/01/42              67,582
         748,516     Pool U90690..................................................      3.50%       06/01/42             674,204
          10,960     Pool U90932..................................................      3.00%       02/01/43               9,523
          26,777     Pool U92272..................................................      4.50%       12/01/43              25,659
          86,796     Pool U99045..................................................      3.50%       03/01/43              78,560
          94,497     Pool U99084..................................................      4.50%       02/01/44              91,592
          43,992     Pool U99091..................................................      4.50%       03/01/44              42,279
         126,313     Pool U99096..................................................      4.50%       05/01/44             121,443
      11,581,404     Pool ZA4196..................................................      3.00%       04/01/43          10,157,215
       1,387,559     Pool ZS2492..................................................      6.50%       04/01/35           1,446,462
                  Federal National Mortgage Association
          37,455     Pool 190371..................................................      6.50%       07/01/36              38,983
          22,545     Pool 255190..................................................      5.50%       05/01/34              23,054
           9,814     Pool 255984..................................................      4.50%       11/01/25               9,448
          75,552     Pool 256181..................................................      5.50%       03/01/36              75,840
         287,113     Pool 256576..................................................      5.50%       01/01/37             288,233
           6,605     Pool 256808..................................................      5.50%       07/01/37               6,475
          41,895     Pool 256936..................................................      6.00%       10/01/37              42,453
          46,969     Pool 545759..................................................      6.50%       07/01/32              49,036
          10,490     Pool 555851..................................................      6.50%       01/01/33              10,828
         150,445     Pool 683246..................................................      5.50%       02/01/33             150,377
         146,134     Pool 725014..................................................      5.50%       12/01/33             149,342
         305,592     Pool 735415..................................................      6.50%       12/01/32             315,843
           2,867     Pool 745875..................................................      6.50%       09/01/36               2,983
          38,554     Pool 747097..................................................      6.00%       10/01/29              38,656
         264,715     Pool 788149..................................................      5.50%       05/01/33             264,401
         127,802     Pool 812741..................................................      5.50%       02/01/35             126,243
         167,386     Pool 827948..................................................      5.50%       05/01/35             165,400
         234,359     Pool 850000..................................................      5.50%       01/01/36             240,301
          34,340     Pool 871039..................................................      5.50%       02/01/37              34,188
         870,283     Pool 879015..................................................      4.00%       10/01/35             817,450
         101,659     Pool 888001..................................................      5.50%       10/01/36             104,240
          85,628     Pool 888163..................................................      7.00%       12/01/33              90,475
         281,459     Pool 889610..................................................      5.50%       06/01/38             288,609
           9,554     Pool 890149..................................................      6.50%       10/01/38              10,022
          13,692     Pool 890231..................................................      5.00%       07/01/25              13,655
              70     Pool 890314..................................................      5.50%       12/01/22                  70
           1,479     Pool 890378..................................................      6.00%       05/01/24               1,474
         705,109     Pool 890556..................................................      4.50%       10/01/43             674,848
         133,992     Pool 905917..................................................      5.50%       01/01/37             137,390


Page 26                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$         64,419     Pool 922386..................................................      5.50%       01/01/37    $         63,148
           9,532     Pool 930562..................................................      5.00%       02/01/39               9,542
          75,990     Pool 931808..................................................      5.50%       08/01/39              77,918
         127,088     Pool 953115..................................................      5.50%       11/01/38             125,516
           4,658     Pool 962556..................................................      5.00%       04/01/23               4,645
           1,825     Pool 973561..................................................      5.00%       03/01/23               1,820
          37,348     Pool 976871..................................................      6.50%       08/01/36              38,559
          13,303     Pool 995097..................................................      6.50%       10/01/37              14,017
          68,343     Pool 995149..................................................      6.50%       10/01/38              71,376
          32,305     Pool 995228..................................................      6.50%       11/01/38              34,219
          10,999     Pool 995252..................................................      5.00%       12/01/23              10,970
           5,322     Pool 995259..................................................      6.50%       11/01/23               5,307
          94,735     Pool AA3303..................................................      5.50%       06/01/38              92,751
         408,312     Pool AB0460..................................................      5.50%       02/01/37             409,295
         130,020     Pool AB0731..................................................      4.00%       06/01/39             122,307
          34,422     Pool AB2092..................................................      4.00%       01/01/41              32,376
          11,739     Pool AB2133..................................................      4.00%       01/01/26              11,515
         856,082     Pool AB2506..................................................      5.00%       03/01/41             855,631
         974,043     Pool AB2959..................................................      4.50%       07/01/40             932,341
         431,102     Pool AB8676..................................................      3.50%       05/01/42             389,160
          10,573     Pool AC1232..................................................      5.00%       07/01/24              10,545
         163,416     Pool AC3267..................................................      5.50%       09/01/39             167,570
          21,808     Pool AD0889..................................................      6.00%       09/01/24              21,715
         210,032     Pool AD4317..................................................      4.00%       04/01/40             197,549
           7,838     Pool AD5222..................................................      4.50%       05/01/30               7,748
          52,259     Pool AD7137..................................................      5.50%       07/01/40              53,263
         172,300     Pool AE0137..................................................      4.50%       03/01/36             166,077
          58,074     Pool AE4476..................................................      4.00%       03/01/41              54,621
          76,448     Pool AE7005..................................................      4.00%       10/01/40              71,904
       2,722,514     Pool AE7733..................................................      5.00%       11/01/40           2,715,526
          20,327     Pool AE9284..................................................      4.00%       11/01/40              19,118
         483,982     Pool AE9959..................................................      5.00%       03/01/41             476,324
         207,562     Pool AH0979..................................................      3.50%       01/01/41             182,971
         144,180     Pool AH1089..................................................      4.00%       11/01/40             135,403
          87,372     Pool AH1141..................................................      4.50%       12/01/40              84,655
          56,336     Pool AH4404..................................................      4.00%       01/01/41              52,984
          53,238     Pool AH7204..................................................      4.00%       03/01/41              50,070
         131,123     Pool AI6093..................................................      4.50%       06/01/31             128,977
          21,615     Pool AI6581..................................................      4.50%       07/01/41              20,942
          91,259     Pool AI8779..................................................      4.00%       11/01/41              85,833
         324,186     Pool AI9114..................................................      4.00%       06/01/42             304,424
       1,401,617     Pool AI9124..................................................      4.00%       08/01/42           1,316,757
         924,439     Pool AI9158..................................................      6.50%       01/01/41             976,654
         100,536     Pool AK5555..................................................      4.00%       04/01/42              94,557
          66,001     Pool AL0212..................................................      5.50%       02/01/38              67,540
         172,536     Pool AL0241..................................................      4.00%       04/01/41             162,270
           1,676     Pool AL0399..................................................      6.00%       08/01/24               1,671
             563     Pool AL0446..................................................      6.00%       05/01/24                 561
           2,519     Pool AL1195..................................................      6.00%       09/01/23               2,512
          64,518     Pool AL2142..................................................      6.50%       09/01/38              66,751
           2,075     Pool AL2589..................................................      5.50%       05/01/25               2,069
          65,774     Pool AL2892..................................................      3.50%       12/01/42              59,772


                        See Notes to Financial Statements                Page 27


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$        404,832     Pool AL3093..................................................      3.50%       02/01/43    $        367,812
         918,582     Pool AL4703..................................................      3.50%       12/01/28             871,927
           2,395     Pool AL4962..................................................      6.00%       05/01/24               2,388
         485,606     Pool AL5890..................................................      4.50%       03/01/43             470,497
             543     Pool AL6057..................................................      6.00%       08/01/24                 542
          33,419     Pool AL6948..................................................      5.00%       09/01/25              33,331
         482,175     Pool AL7637..................................................      5.00%       01/01/42             473,835
       1,537,201     Pool AL7905..................................................      4.50%       03/01/34           1,477,655
         102,234     Pool AL9226..................................................      5.50%       12/01/41             105,773
      14,628,949     Pool AL9401..................................................      4.00%       02/01/46          13,721,916
       7,303,097     Pool AL9566..................................................      3.50%       06/01/46           6,585,122
         784,123     Pool AL9777..................................................      4.50%       01/01/47             753,363
         185,571     Pool AP1197..................................................      3.50%       09/01/42             168,711
         112,313     Pool AP7963..................................................      4.00%       09/01/42             106,110
       1,542,576     Pool AQ0411..................................................      3.50%       10/01/42           1,402,491
          41,194     Pool AQ9715..................................................      3.00%       01/01/43              35,722
         250,097     Pool AQ9999..................................................      3.00%       02/01/43             216,874
       2,273,426     Pool AS1719..................................................      5.00%       02/01/44           2,257,004
         319,040     Pool AS5236..................................................      4.00%       05/01/45             300,842
         169,862     Pool AS7211..................................................      3.00%       04/01/46             147,611
         192,938     Pool AS9990..................................................      4.50%       07/01/47             183,052
          67,194     Pool AT0332..................................................      3.00%       04/01/43              56,785
          62,945     Pool AY0013..................................................      4.50%       01/01/45              59,530
         250,389     Pool BE3631..................................................      4.50%       05/01/47             239,153
          10,234     Pool BH9428..................................................      4.50%       09/01/47               9,732
          45,687     Pool BJ6232..................................................      5.00%       04/01/48              44,105
         700,398     Pool BJ9100..................................................      4.50%       02/01/48             678,256
         451,227     Pool BJ9111..................................................      4.50%       03/01/48             435,459
       1,013,258     Pool BJ9124..................................................      4.50%       04/01/48             982,046
         229,859     Pool BK4769..................................................      5.00%       08/01/48             225,665
          79,009     Pool BK4851..................................................      5.00%       05/01/48              76,256
      12,772,357     Pool BM3867..................................................      4.00%       02/01/46          11,986,105
      10,781,725     Pool BM4122..................................................      7.47%       01/01/40          11,416,976
       4,798,151     Pool BM4785..................................................      4.50%       10/01/38           4,694,980
       5,749,292     Pool BM5671..................................................      4.50%       01/01/49           5,522,598
         418,205     Pool BN1027..................................................      5.50%       03/01/49             418,427
         914,693     Pool BN4059..................................................      4.00%       12/01/48             833,933
      10,540,963     Pool BR1090..................................................      2.50%       06/01/41           8,966,342
       5,483,456     Pool BT7849..................................................      5.00%       07/01/52           5,426,688
       5,167,971     Pool BT7872..................................................      5.50%       09/01/52           5,210,730
       4,704,024     Pool BT7879..................................................      4.50%       09/01/37           4,603,213
       4,997,194     Pool BT7897..................................................      5.00%       10/01/52           4,924,772
      10,220,563     Pool BT9396..................................................      2.50%       11/01/41           8,611,864
       6,483,388     Pool BT9397..................................................      2.50%       11/01/41           5,458,742
       7,451,047     Pool BV7699..................................................      2.50%       04/01/42           6,305,991
       3,336,883     Pool BV7979..................................................      4.50%       08/01/37           3,264,046
       4,825,153     Pool BV7981..................................................      4.50%       08/01/37           4,711,784
       2,878,729     Pool BV7982..................................................      4.50%       08/01/37           2,813,492
       4,561,457     Pool BV8046..................................................      4.50%       09/01/52           4,348,948
       5,221,183     Pool BW1146..................................................      5.50%       09/01/52           5,264,378
       1,929,343     Pool CA2520..................................................      4.00%       10/01/33           1,869,667
       3,782,482     Pool CA2947..................................................      4.00%       12/01/48           3,508,032


Page 28                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      7,705,992     Pool CB2113..................................................      2.50%       11/01/41    $      6,521,460
      14,202,877     Pool CB3540..................................................      3.00%       05/01/42          12,307,345
      39,669,361     Pool CB3851..................................................      4.00%       06/01/52          36,472,214
       4,888,314     Pool CB4196..................................................      4.50%       07/01/37           4,793,353
      16,441,888     Pool CB4266..................................................      4.50%       07/01/37          16,089,765
      52,454,817     Pool CB4688..................................................      5.00%       09/01/52          51,489,636
      24,961,252     Pool CB4947..................................................      5.00%       10/01/52          24,599,512
       1,812,838     Pool FM1284..................................................      3.50%       02/01/46           1,646,988
       1,687,121     Pool FM1285..................................................      4.00%       10/01/43           1,586,800
       5,271,134     Pool FM2450..................................................      3.50%       12/01/39           4,818,327
      29,940,356     Pool FM2863..................................................      3.50%       09/01/48          26,996,464
      86,287,862     Pool FM2972..................................................      4.00%       12/01/44          80,940,014
     100,471,494     Pool FM3003..................................................      4.00%       05/01/49          94,245,115
       7,004,012     Pool FM8218..................................................      4.00%       04/01/48           6,567,329
      11,665,508     Pool FM8953..................................................      5.00%       11/01/43          11,677,373
       5,023,663     Pool FM9408..................................................      4.50%       06/01/46           4,816,052
       8,611,051     Pool FM9585..................................................      2.50%       11/01/41           7,287,329
      14,258,464     Pool FS0045..................................................      3.00%       09/01/47          12,414,930
      15,600,005     Pool FS0074..................................................      3.00%       01/01/47          13,690,224
      52,067,603     Pool FS0697..................................................      2.50%       02/01/42          44,069,381
      40,182,989     Pool FS0742..................................................      3.50%       05/01/44          36,493,848
      16,015,888     Pool FS1540..................................................      3.00%       04/01/42          13,958,337
      29,305,941     Pool FS1541..................................................      3.00%       04/01/42          25,467,084
      26,116,409     Pool FS1573..................................................      2.50%       11/01/41          22,103,447
      40,598,686     Pool FS1797..................................................      3.50%       07/01/46          36,909,644
       9,935,380     Pool FS1884..................................................      4.00%       05/01/42           9,220,998
      50,132,144     Pool FS2044..................................................      4.50%       07/01/44          48,571,129
      40,119,694     Pool FS2045..................................................      4.50%       12/01/43          38,870,466
      29,179,170     Pool FS2127..................................................      3.50%       06/01/48          26,310,257
       9,852,701     Pool FS2310..................................................      5.00%       09/01/48           9,673,924
      25,275,368     Pool FS2590..................................................      5.00%       08/01/52          24,768,870
       9,354,613     Pool FS2787..................................................      4.00%       10/01/48           8,776,938
      18,050,732     Pool FS2796..................................................      3.50%       08/01/47          16,313,693
      14,353,892     Pool FS2871..................................................      3.50%       07/01/42          12,978,334
      14,299,545     Pool FS2872..................................................      3.50%       08/01/42          12,889,564
      15,987,035     Pool FS2905..................................................      5.00%       09/01/52          15,715,753
      19,001,280     Pool FS2925..................................................      3.00%       08/01/48          16,667,345
      36,066,708     Pool FS2961..................................................      5.50%       10/01/52          36,518,574
          75,429     Pool MA0096..................................................      4.50%       06/01/29              74,559
           1,838     Pool MA0293..................................................      4.50%       01/01/30               1,817
          29,352     Pool MA0295..................................................      5.00%       01/01/30              29,184
          25,633     Pool MA0353..................................................      4.50%       03/01/30              25,337
           3,090     Pool MA0777..................................................      5.00%       06/01/31               3,072
          28,445     Pool MA1222..................................................      4.00%       10/01/32              27,215
          47,489     Pool MA1228..................................................      3.00%       09/01/42              41,652
         144,344     Pool MA2024..................................................      4.00%       07/01/29             139,881
           1,945     Pool MA2509..................................................      3.00%       01/01/46               1,643
         166,924     Pool MA3101..................................................      4.50%       08/01/47             159,712
          96,392     Pool MA3123..................................................      5.00%       08/01/47              94,353
     233,500,000     Pool TBA.....................................................      3.00%       12/01/48         198,411,152
      22,000,000     Pool TBA.....................................................      2.50%       11/15/52          18,029,688
      60,000,000     Pool TBA.....................................................      4.00%       11/15/52          54,618,750


                        See Notes to Financial Statements                Page 29


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      5,000,000     Pool TBA.....................................................      5.50%       11/15/52    $      4,928,125
      98,000,000     Pool TBA (j).................................................      2.50%       12/15/52          80,317,890
     181,500,000     Pool TBA.....................................................      3.50%       12/15/52         159,677,460
      24,200,000     Pool TBA (j).................................................      5.00%       12/15/52          23,295,336
      15,000,000     Pool TBA.....................................................      5.50%       12/15/52          14,756,250
      10,000,000     Pool TBA.....................................................      6.00%       12/15/52          10,014,063
       5,000,000     Pool TBA.....................................................      2.00%       01/15/53           3,949,414
      10,000,000     Pool TBA (j).................................................      5.50%       01/15/53           9,822,656
                  Government National Mortgage Association
          53,506     Pool 3149....................................................      6.00%       10/20/31              55,488
          34,570     Pool 3172....................................................      6.00%       12/20/31              36,417
          36,683     Pool 3227....................................................      6.00%       04/20/32              37,987
           7,438     Pool 3474....................................................      6.00%       11/20/33               7,787
          49,540     Pool 4251....................................................      5.50%       10/20/23              49,339
          38,335     Pool 455986..................................................      5.25%       07/15/25              36,102
          73,013     Pool 487108..................................................      6.00%       04/15/29              75,055
          30,605     Pool 553144..................................................      5.50%       04/15/33              31,782
          97,774     Pool 604338..................................................      5.00%       05/15/33              98,126
          69,989     Pool 604897..................................................      5.00%       12/15/33              69,757
          92,318     Pool 605389..................................................      5.00%       04/15/34              92,647
         226,638     Pool 615403..................................................      4.50%       08/15/33             220,477
           8,025     Pool 627123..................................................      5.50%       03/15/34               8,331
          69,381     Pool 638704..................................................      5.50%       11/15/36              70,852
         148,565     Pool 653143..................................................      4.90%       04/15/36             147,459
         239,019     Pool 658324..................................................      5.50%       03/15/37             241,194
         113,738     Pool 677190..................................................      5.00%       06/15/38             114,148
          15,480     Pool 687833..................................................      6.00%       08/15/38              16,280
          41,138     Pool 706840..................................................      4.50%       05/15/40              40,080
         187,378     Pool 706855..................................................      4.50%       09/15/40             182,560
         232,219     Pool 711483..................................................      4.00%       01/15/40             220,710
         108,485     Pool 711543..................................................      4.00%       11/15/40             103,061
         729,418     Pool 711563..................................................      4.50%       03/15/41             710,661
       4,321,532     Pool 720225..................................................      4.50%       07/15/39           4,179,126
         232,481     Pool 723216..................................................      4.50%       08/15/40             226,291
          60,940     Pool 723248..................................................      5.00%       10/15/39              61,160
         230,233     Pool 724230..................................................      5.00%       08/15/39             230,525
          60,585     Pool 724267..................................................      5.00%       09/15/39              60,663
         140,063     Pool 724340..................................................      4.50%       09/15/39             135,589
          79,952     Pool 725272..................................................      4.50%       11/15/39              76,897
          39,190     Pool 726394..................................................      4.50%       10/15/39              38,205
          12,938     Pool 728921..................................................      4.50%       12/15/24              12,709
         189,767     Pool 733595..................................................      4.50%       04/15/40             184,990
          67,777     Pool 733733..................................................      5.00%       06/15/40              67,863
         485,720     Pool 736317..................................................      4.25%       06/20/36             461,086
          99,980     Pool 736617..................................................      4.00%       12/15/35              94,871
         736,836     Pool 737673..................................................      4.50%       11/15/40             717,253
         164,527     Pool 737996..................................................      4.00%       02/15/41             155,491
         239,343     Pool 739341..................................................      3.50%       10/15/41             220,044
         138,832     Pool 743673..................................................      4.50%       07/15/40             136,412
         244,580     Pool 745478..................................................      5.00%       08/20/40             243,637
         525,856     Pool 748939..................................................      4.00%       09/20/40             491,658
          73,159     Pool 754384..................................................      4.50%       03/20/42              72,608


Page 30                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                  PASS-THROUGH SECURITIES (CONTINUED)
                  Government National Mortgage Association (Continued)
$        280,352     Pool 762905..................................................      4.50%       04/15/41    $        272,366
         999,469     Pool 769102..................................................      4.50%       07/20/41             981,519
         279,458     Pool 781623..................................................      5.00%       06/15/33             276,216
          44,813     Pool 781697..................................................      6.00%       11/15/33              47,291
         227,342     Pool 781824..................................................      5.50%       11/15/34             238,632
           9,177     Pool 781862..................................................      5.50%       01/15/35               9,401
          25,791     Pool 782070..................................................      7.00%       06/15/32              26,475
          46,698     Pool 782810..................................................      4.50%       11/15/39              45,884
          69,777     Pool 783091..................................................      5.50%       06/15/40              73,536
          11,227     Pool 783220..................................................      5.50%       09/15/24              11,205
         123,169     Pool 783375..................................................      5.00%       08/15/41             123,107
       7,375,323     Pool 783590..................................................      4.50%       06/20/41           7,224,798
         188,175     Pool 783760..................................................      5.00%       02/15/42             189,517
       2,843,101     Pool 784063..................................................      5.00%       09/20/45           2,826,204
         400,731     Pool 784343..................................................      5.00%       02/15/41             403,542
       3,689,978     Pool 784752..................................................      4.00%       03/15/45           3,505,469
       1,754,290     Pool 785020..................................................      3.00%       05/20/50           1,495,038
       1,929,606     Pool AC0197..................................................      4.00%       12/20/42           1,825,392
         388,907     Pool AD0026..................................................      3.50%       06/20/33             361,352
          76,978     Pool AD0856..................................................      3.75%       08/20/33              73,023
          35,727     Pool AG8899..................................................      4.00%       12/20/43              33,612
         546,691     Pool AI6317..................................................      4.50%       06/20/44             524,444
         403,509     Pool AK2389..................................................      4.50%       11/20/44             385,285
         108,274     Pool AN4469..................................................      5.00%       12/15/40             106,509
         202,979     Pool AR8421..................................................      5.00%       10/20/41             198,734
         868,259     Pool BB1216..................................................      4.50%       06/20/47             849,645
         425,270     Pool BB4731..................................................      4.00%       07/20/47             397,801
         295,534     Pool BB4757..................................................      4.00%       08/20/47             279,707
         164,876     Pool BB4769..................................................      4.00%       08/20/47             154,222
         289,326     Pool BD0483..................................................      4.50%       11/20/47             276,563
         401,536     Pool BF0415..................................................      5.00%       06/20/35             393,273
         272,762     Pool BL6909..................................................      5.00%       03/20/49             265,837
       1,139,570     Pool CB3161..................................................      5.50%       03/20/50           1,167,227
         125,152     Pool MA1017..................................................      6.00%       05/20/43             131,489
          88,799     Pool MA1162..................................................      6.00%       07/20/43              93,297
          11,250     Pool MA2215..................................................      3.50%       09/20/44              10,015
          80,390     Pool MA2683..................................................      6.00%       03/20/45              84,443
          84,825     Pool MA2759..................................................      6.00%       01/20/45              89,142
          37,888     Pool MA2897..................................................      6.00%       03/20/45              39,810
         164,454     Pool MA2966..................................................      6.00%       09/20/39             172,824
         170,258     Pool MA3249..................................................      6.00%       04/20/40             178,264
         364,774     Pool MA3459..................................................      6.00%       08/20/39             383,217
         287,181     Pool MA4076..................................................      7.00%       01/20/39             299,191
       2,517,568     Pool MA5714..................................................      6.00%       01/20/49           2,634,941
                                                                                                                ----------------
                                                                                                                   1,907,303,442
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.....................................     4,000,011,905
                  (Cost $4,373,967,405)                                                                         ----------------


                        See Notes to Financial Statements                Page 31


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES -- 12.2%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.8%
                  Arroyo Mortgage Trust
$      9,000,000     Series 2019-2, Class M1 (i)..................................      4.76%       04/25/49    $      7,312,584
       2,740,896     Series 2019-3, Class A3 (i)..................................      3.42%       10/25/48           2,525,959
       2,825,121     Series 2021-1R, Class A2 (i).................................      1.48%       10/25/48           2,423,568
       3,900,362     Series 2021-1R, Class A3 (i).................................      1.64%       10/25/48           3,357,384
                  BRAVO Residential Funding Trust
       1,915,132     Series 2021-NQM1, Class A2 (i)...............................      1.26%       02/25/49           1,761,344
       4,787,830     Series 2021-NQM1, Class A3 (i)...............................      1.33%       02/25/49           4,401,975
       3,363,224     Series 2021-NQM2, Class A1 (i)...............................      0.97%       03/25/60           3,170,564
                  Chase Home Lending Mortgage Trust
       1,394,350     Series 2019-ATR2, Class A11, 1 Mo. LIBOR +
                        0.90% (a) (i).............................................      4.49%       07/25/49           1,341,659
                  CHL Mortgage Pass-Through Trust
          29,772     Series 2004-8, Class 2A1.....................................      4.50%       06/25/19              29,887
                  CIM Trust
         175,839     Series 2017-7, Class A (i)...................................      3.00%       04/25/57             175,342
       2,118,503     Series 2018-J1, Class A22 (i)................................      3.50%       03/25/48           1,867,247
       1,747,254     Series 2019-INV1, Class A11 (i)..............................      4.00%       02/25/49           1,679,826
                  Citigroup Global Markets Mortgage Securities VII, Inc.
             237     Series 2003-UP2, Class PO1, PO...............................       (d)        12/25/18                 203
                  Citigroup Mortgage Loan Trust
       5,787,374     Series 2018-RP2, Class A1 (i)................................      3.18%       02/25/58           5,537,134
                  COLT Mortgage Loan Trust
      11,694,510     Series 2022-5, Class A1 (i)..................................      4.55%       04/25/67          10,693,734
                  Connecticut Avenue Securities Trust
       2,048,514     Series 2019-R01, Class 2M2, 1 Mo. LIBOR + 2.45% (a) (i)......      6.04%       07/25/31           2,041,365
         725,767     Series 2019-R02, Class 1M2, 1 Mo. LIBOR + 2.30% (a) (i)......      5.89%       08/25/31             724,940
         421,905     Series 2019-R03, Class 1M2, 1 Mo. LIBOR + 2.15% (a) (i)......      5.74%       09/25/31             420,888
         656,885     Series 2019-R06, Class 2M2, 1 Mo. LIBOR + 2.10% (a) (i)......      5.69%       09/25/39             655,131
       2,950,000     Series 2022-R02, Class 2M2, 30 Day Average SOFR +
                        3.00% (a) (i).............................................      6.00%       01/25/42           2,643,677
       6,000,000     Series 2022-R03, Class 1M2, 30 Day Average SOFR +
                        3.50% (a) (i).............................................      6.50%       03/25/42           5,724,674
       4,251,000     Series 2022-R04, Class 1M2, 30 Day Average SOFR +
                        3.10% (a) (i).............................................      6.10%       03/25/42           3,992,860
       8,251,823     Series 2022-R07, Class 1M1, 30 Day Average SOFR +
                        2.95% (a) (i).............................................      5.97%       06/25/42           8,292,841
                  CSMC Trust
       2,465,354     Series 2018-RPL9, Class A1 (a) (i)...........................      3.85%       09/25/57           2,364,221
                  Ellington Financial Mortgage Trust
       5,990,567     Series 2022-2, Class A1 (i)..................................      4.30%       04/25/67           5,454,446
                  Federal Home Loan Mortgage Corporation STACR Debt Notes
      12,058,947     Series 2020-HQA5, Class M2, 30 Day Average SOFR +
                        2.60% (a) (i).............................................      5.60%       11/25/50          12,066,390
       5,500,000     Series 2022-DNA2, Class M1B, 30 Day Average SOFR +
                        2.40% (a) (i).............................................      5.40%       02/25/42           5,074,493
                  Federal Home Loan Mortgage Corporation STACR REMIC Trust
       1,209,968     Series 2020-DNA1, Class M2, 1 Mo. LIBOR +
                        1.70% (a) (i).............................................      5.29%       01/25/50           1,188,876
       5,895,370     Series 2020-HQA2, Class M2, 1 Mo. LIBOR +
                        3.10% (a) (i).............................................      6.69%       03/25/50           5,901,905
       5,293,560     Series 2021-DNA5, Class M2, 30 Day Average SOFR +
                        1.65% (a) (i).............................................      4.65%       01/25/34           5,153,565


Page 32                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal Home Loan Mortgage Corporation STACR REMIC Trust
                    (Continued)
$      4,000,000     Series 2022-DNA3, Class M1B, 30 Day Average SOFR +
                        2.90% (a) (i).............................................      5.90%       04/25/42    $      3,721,578
                  Federal National Mortgage Association Connecticut
                    Avenue Securities
       9,034,174     Series 2018-C06, Class 1M2, 1 Mo. LIBOR + 2.00% (a)..........      5.59%       03/25/31           9,004,777
                  Flagstar Mortgage Trust
         437,065     Series 2018-2, Class A4 (i)..................................      3.50%       04/25/48             428,309
       2,450,344     Series 2018-4, Class B1 (f) (i)..............................      4.21%       07/25/48           2,051,377
       1,620,991     Series 2019-2, Class A11 (i).................................      3.50%       12/25/49           1,424,685
      17,081,778     Series 2021-9INV, Class A1 (i)...............................      2.50%       09/25/41          14,576,819
                  GCAT Trust
       6,999,297     Series 2021-NQM7, Class A1 (i)...............................      1.92%       08/25/66           5,794,672
       4,930,666     Series 2022-NQM4, Class A1, steps up to 6.27% on
                        08/01/26 (i) (k)..........................................      5.27%       08/25/67           4,671,702
                  GMACM Mortgage Loan Trust
             723     Series 2003-J10, Class A1....................................      4.75%       01/25/19                 712
                  GS Mortgage-Backed Securities Trust
         743,467     Series 2019-PJ3, Class A1 (i)................................      3.50%       03/25/50             685,851
       3,417,255     Series 2021-PJ6, Class A8 (i)................................      2.50%       11/25/51           2,916,132
                  Homeward Opportunities Fund Trust
       3,366,469     Series 2022-1, Class A1, steps up to 6.08% on
                        06/01/26 (i) (k)..........................................      5.08%       07/25/67           3,188,760
                  JP Morgan Mortgage Trust
           5,408     Series 2004-S2, Class 5A1....................................      5.50%       12/25/19               4,782
           1,140     Series 2014-IVR3, Class 2A1 (f) (i)..........................      2.62%       09/25/44               1,128
       3,442,083     Series 2015-IVR2, Class A5 (f) (i)...........................      4.01%       01/25/45           3,343,078
       1,337,604     Series 2018-5, Class A1 (i)..................................      3.50%       10/25/48           1,169,147
       1,214,348     Series 2018-5, Class A13 (i).................................      3.50%       10/25/48           1,027,652
       1,436,215     Series 2018-8, Class A7 (i)..................................      4.00%       01/25/49           1,313,995
       1,878,227     Series 2019-1, Class A5 (i)..................................      4.00%       05/25/49           1,748,716
         551,796     Series 2019-5, Class A15 (i).................................      4.00%       11/25/49             525,792
         701,535     Series 2019-8, Class A15 (i).................................      3.50%       03/25/50             612,527
       1,250,614     Series 2019-INV2, Class A15 (i)..............................      3.50%       02/25/50           1,133,061
           5,490     Series 2019-LTV2, Class A11, 1 Mo. LIBOR + 0.90% (a) (i).....      4.49%       12/25/49               5,481
         170,845     Series 2019-LTV3, Class A15 (i)..............................      3.50%       03/25/50             166,014
       4,497,295     Series 2020-INV1, Class A15 (i)..............................      3.50%       08/25/50           3,939,386
       4,373,400     Series 2021-6, Class A4 (i)..................................      2.50%       10/25/51           3,732,062
                  JP Morgan Wealth Management
      10,000,000     Series 2020-ATR1, Class A5 (i)...............................      3.00%       02/25/50           8,043,761
                  MASTR Seasoned Securitization Trust
           1,003     Series 2005-2, Class 3A1.....................................      6.00%       11/25/17                 957
                  Mello Mortgage Capital Acceptance
       4,568,352     Series 2018-MTG2, Class A9 (i)...............................      4.32%       10/25/48           4,282,432
                  MetLife Securitization Trust
       3,894,052     Series 2018-1A, Class A (i)..................................      3.75%       03/25/57           3,651,018
                  MFA Trust
       9,382,735     Series 2022-INV1, Class A1, steps up to 4.91% on
                        03/25/26 (i) (k)..........................................      3.91%       04/25/66           8,757,687
                  Mill City Mortgage Loan Trust
       1,689,340     Series 2018-1, Class A1 (i)..................................      3.25%       05/25/62           1,626,874
       1,381,010     Series 2018-2, Class A1 (f) (i)..............................      3.50%       05/25/58           1,353,499
       4,662,543     Series 2018-4, Class A1B (i).................................      3.48%       04/25/66           4,414,131


                        See Notes to Financial Statements                Page 33


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  New Residential Mortgage Loan Trust
$      5,488,692     Series 2015-2A, Class B1 (i).................................      4.50%       08/25/55    $      5,173,762
       4,000,484     Series 2016-1A, Class A1 (i).................................      3.75%       03/25/56           3,674,689
       9,942,826     Series 2018-3A, Class A1 (i).................................      4.50%       05/25/58           9,349,195
       2,523,748     Series 2018-4A, Class A1M, 1 Mo. LIBOR + 0.90% (a) (i).......      4.49%       01/25/48           2,440,189
      18,412,115     Series 2018-4A, Class A1S, 1 Mo. LIBOR + 0.75% (a) (i).......      4.34%       01/25/48          17,797,399
       4,864,623     Series 2019-NQM5, Class A1 (i)...............................      2.71%       11/25/59           4,295,143
                  OBX Trust
       1,360,713     Series 2018-EXP1, Class 1A3 (i)..............................      4.00%       04/25/48           1,236,443
       1,171,414     Series 2018-EXP1, Class 2A1, 1 Mo. LIBOR +
                        0.85% (a) (i).............................................      4.44%       04/25/48           1,157,532
                  PRKCM Trust
       8,306,466     Series 2021-AFC1, Class A1 (i)...............................      1.51%       08/25/56           6,453,177
                  Provident Funding Mortgage Trust
       1,327,909     Series 2019-1, Class A5 (i)..................................      3.00%       12/25/49           1,084,866
       2,053,179     Series 2020-1, Class A5 (i)..................................      3.00%       02/25/50           1,665,941
                  PSMC Trust
       3,204,550     Series 2020-3, Class A1 (i)..................................      3.00%       11/25/50           2,726,442
                  RUN Trust
       9,522,993     Series 2022-NQM1, Class A1 (i)...............................      4.00%       03/25/67           8,558,299
                  Seasoned Credit Risk Transfer Trust
       6,913,915     Series 2017-2, Class M1 (i)..................................      4.00%       08/25/56           6,689,819
                  Sequoia Mortgage Trust
       1,822,447     Series 2017-2, Class A19 (i).................................      3.50%       02/25/47           1,584,354
         590,614     Series 2017-CH1, Class A13 (i)...............................      4.00%       08/25/47             555,250
       5,323,456     Series 2018-CH1, Class B1B (i)...............................      4.45%       03/25/48           4,653,282
       3,364,299     Series 2020-1, Class A19 (i).................................      3.50%       02/25/50           2,864,654
      10,449,117     Series 2020-1, Class A7 (i)..................................      3.50%       02/25/50           9,064,242
                  Starwood Mortgage Residential Trust 2022-3
       8,528,430     Series 2022-3, Class A1 (i)..................................      4.16%       03/25/67           8,005,185
                  TIAA Bank Mortgage Loan Trust
         314,038     Series 2018-3, Class A1 (i)..................................      4.00%       11/25/48             289,500
                  Towd Point Mortgage Trust
          29,169     Series 2015-3, Class A4B (i).................................      3.50%       03/25/54              29,016
       3,464,771     Series 2018-2, Class A1 (i)..................................      3.25%       03/25/58           3,309,975
      11,459,462     Series 2018-3, Class A1 (i)..................................      3.75%       05/25/58          10,738,281
       2,495,879     Series 2018-5, Class A1A (i).................................      3.25%       07/25/58           2,386,285
      12,947,047     Series 2019-1, Class A1 (i)..................................      3.70%       03/25/58          11,949,938
       2,025,344     Series 2019-4, Class A1 (i)..................................      2.90%       10/25/59           1,855,362
                  Verus Securitization Trust
       2,751,186     Series 2019-INV3, Class A2 (i)...............................      2.95%       11/25/59           2,633,433
       6,255,000     Series 2020-INV1, Class A3, steps up to 4.89% on
                        05/26/24 (i) (k)..........................................      3.89%       03/25/60           5,982,451
       6,869,870     Series 2021-3, Class A1 (i)..................................      1.05%       06/25/66           5,379,692
       5,823,391     Series 2022-4, Class A1, steps up to 5.47% on
                        04/25/26 (i) (k)..........................................      4.47%       04/25/67           5,473,585
      11,682,551     Series 2022-5, Class A1, steps up to 4.80% on
                        06/25/26 (i) (k)..........................................      3.80%       04/25/67          10,421,067
                  Vista Point Securitization Trust
       5,743,000     Series 2020-1, Class M1 (i)..................................      4.15%       03/25/65           5,298,105
                  Wells Fargo Mortgage Backed Securities Trust
         390,296     Series 2019-1, Class A1 (i)..................................      3.94%       11/25/48             369,819
         210,067     Series 2019-3, Class A1 (i)..................................      3.50%       07/25/49             191,316


Page 34                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  WinWater Mortgage Loan Trust
$      1,223,261     Series 2016-1, Class 1A18 (i)................................      3.50%       01/20/46    $      1,081,361
         526,160     Series 2016-1, Class 2A3 (i).................................      3.00%       12/20/30             480,114
       3,807,646     Series 2016-1, Class B1 (f) (i)..............................      3.78%       01/20/46           3,378,147
                                                                                                                ----------------
                                                                                                                     377,574,546
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 4.4%
                  Austin Fairmont Hotel Trust
       5,000,000     Series 2019-FAIR, Class A, 1 Mo. LIBOR + 1.05% (a) (i).......      4.46%       09/15/32           4,877,485
                  BAMLL Commercial Mortgage Securities Trust
       7,000,000     Series 2013-WBRK, Class A (f) (i)............................      3.53%       03/10/37           6,368,568
                  BBCMS Mortgage Trust
      12,000,000     Series 2017-DELC, Class A, 1 Mo. LIBOR + 0.98% (a) (i).......      4.39%       08/15/36          11,711,634
       8,394,000     Series 2018-TALL, Class A, 1 Mo. LIBOR + 0.72% (a) (i).......      4.13%       03/15/37           7,905,133
                  BPR Trust
       4,800,514     Series 2021-WILL, Class A, 1 Mo. LIBOR + 1.75% (a) (i).......      5.16%       06/15/38           4,647,628
      10,000,000     Series 2022-OANA, Class A, 1 Mo. CME Term SOFR +
                        1.90% (a) (i).............................................      5.27%       04/15/37           9,713,631
                  BX Commercial Mortgage Trust
      10,000,000     Series 2019-IMC, Class A, 1 Mo. LIBOR + 1.00% (a) (i)........      4.41%       04/15/34           9,747,318
                  Citigroup Commercial Mortgage Trust
       2,915,000     Series 2014-GC23, Class B....................................      4.18%       07/10/47           2,766,436
      89,101,277     Series 2016-P4, Class XA, IO (f).............................      1.89%       07/10/49           4,525,294
                  COMM Mortgage Trust
       7,450,000     Series 2012-CR3, Class AM (i)................................      3.42%       10/15/45           6,744,502
      10,000,000     Series 2013-CR13, Class AM...................................      4.45%       11/10/46           9,764,155
      11,300,000     Series 2014-CR15, Class AM...................................      4.43%       02/10/47          10,962,610
       6,850,000     Series 2014-CR21, Class AM...................................      3.99%       12/10/47           6,501,219
                  DBWF Mortgage Trust
      10,844,968     Series 2018-GLKS, Class A, 1 Mo. LIBOR + 1.03% (a) (i).......      4.51%       12/19/30          10,432,178
                  Fontainebleau Miami Beach Trust
       5,000,000     Series 2019-FBLU, Class C (i)................................      3.75%       12/10/36           4,625,330
                  GS Mortgage Securities Trust
       3,826,645     Series 2014-GC18, Class A3...................................      3.80%       01/10/47           3,753,025
                  Hawaii Hotel Trust
       9,290,000     Series 2019-MAUI, Class A, 1 Mo. LIBOR + 1.15% (a) (i).......      4.56%       05/15/38           8,958,302
                  J.P. Morgan Chase Commercial Mortgage Securities Trust
       9,690,857     Series 2018-PHH, Class A, 1 Mo. LIBOR + 1.21%, 2.71% Flo
                        or (a) (i)................................................      4.62%       06/15/35           9,395,808
                  MHC Commercial Mortgage Trust
       6,335,000     Series 2021-MHC, Class A, 1 Mo. LIBOR + 0.80% (a) (i)........      4.21%       04/15/38           6,080,286
                  Morgan Stanley Bank of America Merrill Lynch Trust
       8,015,000     Series 2014-C15, Class AS....................................      4.26%       04/15/47           7,766,425
                  RBS Commercial Funding, Inc. Trust
       7,045,000     Series 2013-GSP, Class A (f) (i).............................      3.83%       01/15/32           6,753,899
                  Ready Capital Mortgage Financing LLC
       9,048,933     Series 2021-FL6, Class A, 1 Mo. LIBOR + 0.95% (a) (i)........      4.54%       07/25/36           8,792,282
                  RIAL 2022-FL8 Issuer Ltd
       4,428,000     Series 2022-FL8, Class A, 1 Mo. CME Term SOFR +
                        2.25% (a) (i).............................................      5.67%       01/19/37           4,295,160
                  UBS-Barclays Commercial Mortgage Trust
       5,062,043     Series 2013-C5, Class A4.....................................      3.18%       03/10/46           5,036,992


                        See Notes to Financial Statements                Page 35


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                  VMC Finance LLC
$      2,983,500     Series 2021-HT1, Class A, 1 Mo. LIBOR + 1.65% (a) (i)........      5.09%       01/18/37    $      2,966,738
                  Wells Fargo Commercial Mortgage Trust
      20,708,882     Series 2013-LC12, Class A3FL, 1 Mo. LIBOR +
                        1.05% (a) (i).............................................      4.46%       07/15/46          20,708,033
       3,774,182     Series 2015-LC22, Class ASB..................................      3.57%       09/15/58           3,663,031
       7,500,000     Series 2015-NXS2, Class B (f)................................      4.28%       07/15/58           6,928,561
      66,663,882     Series 2016-C37, Class XA, IO (f)............................      0.81%       12/15/49           1,566,368
       5,450,000     Series 2020-SDAL, Class C, 1 Mo. LIBOR + 1.74% (a) (i).......      5.15%       02/15/37           5,166,614
                  WFRBS Commercial Mortgage Trust
       3,495,311     Series 2013-C18, Class A4....................................      3.90%       12/15/46           3,405,237
                                                                                                                ----------------
                                                                                                                     216,529,882
                                                                                                                ----------------
                  TOTAL MORTGAGE-BACKED SECURITIES............................................................       594,104,428
                  (Cost $639,571,718)                                                                           ----------------

ASSET-BACKED SECURITIES -- 4.8%
                  American Credit Acceptance Receivables Trust
       5,935,290     Series 2022-1, Class A (i)...................................      0.99%       12/15/25           5,849,229
       9,000,000     Series 2022-1, Class B (i)...................................      1.68%       09/14/26           8,619,245
       3,904,061     Series 2022-2, Class A (i)...................................      2.66%       02/13/26           3,859,155
                  CFMT LLC
       4,052,000     Series 2021-EBO1, Class M1 (i)...............................      1.65%       11/25/50           3,668,318
                  Chase Auto Owner Trust
       8,800,000     Series 2022-AA, Class A2 (i).................................      3.86%       10/27/25           8,700,123
                  CIG Auto Receivables Trust
       3,835,949     Series 2021-1A, Class A (i)..................................      0.69%       04/14/25           3,754,079
                  Corevest American Finance Trust
       6,426,877     Series 2020-1, Class A1 (i)..................................      1.83%       03/15/50           5,969,159
      11,291,593     Series 2020-3, Class A (i)...................................      1.36%       08/15/53           9,833,545
       6,129,343     Series 2020-4, Class A (i)...................................      1.17%       12/15/52           5,359,332
                  CWABS, Inc. Asset-Backed Certificates Trust
       2,258,237     Series 2004-5, Class M1, 1 Mo. LIBOR + 0.86% (a).............      4.44%       08/25/34           2,211,550
                  Diamond Resorts Owner Trust
       5,465,305     Series 2021-1A, Class A (i)..................................      1.51%       11/21/33           5,022,513
                  DT Auto Owner Trust
       3,432,772     Series 2021-4A, Class A (i)..................................      0.56%       09/15/25           3,363,567
                  FCI Funding LLC
       1,713,071     Series 2019-1A, Class A (i)..................................      3.63%       02/18/31           1,711,507
                  Flagship Credit Auto Trust
      15,216,159     Series 2021-4, Class A (i)...................................      0.81%       07/17/26          14,712,688
      10,162,157     Series 2022-1, Class A (i)...................................      1.79%       10/15/26           9,766,741
      10,000,000     Series 2022-3, Class A2 (i)..................................      4.06%       10/15/25           9,897,490
                  FNA VI LLC
       7,674,061     Series 2021-1A, Class A (i)..................................      1.35%       01/10/32           6,985,136
                  Foursight Capital Automobile Receivables Trust
      10,351,002     Series 2022-1, Class A2 (i)..................................      1.15%       09/15/25          10,121,257
                  GLS Auto Receivables Issuer Trust
      12,635,081     Series 2021-4A, Class A (i)..................................      0.84%       07/15/25          12,424,300
                  GM Financial Automobile Leasing Trust
       7,000,000     Series 2022-3, Class A2A.....................................      4.01%       10/21/24           6,934,203
                  GSAMP Trust
       5,111,058     Series 2006-SEA1, Class M2, 1 Mo. LIBOR + 1.65% (a) (i)......      5.24%       05/25/36           5,035,821


Page 36                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
ASSET-BACKED SECURITIES (CONTINUED)
                  Honda Auto Receivables Owner Trust
$      8,300,000     Series 2022-2, Class A2......................................      3.81%       03/18/25    $      8,210,400
                  M360 Ltd.
       5,000,000     Series 2021-CRE3, Class A, 1 Mo. LIBOR + 1.50% (a) (i).......      5.07%       11/22/38           4,862,500
                  MF1 Ltd.
       4,000,000     Series 2021-FL7, Class A, 1 Mo. LIBOR + 1.08% (a) (i)........      4.52%       10/16/36           3,856,608
                  OSCAR US Funding XIV LLC
       8,794,360     Series 2022-1A, Class A2 (i).................................      1.60%       03/10/25           8,657,850
                  Santander Drive Auto Receivables Trust
       7,466,002     Series 2021-4, Class A3......................................      0.51%       08/15/25           7,417,857
      16,250,000     Series 2022-1, Class A3......................................      1.94%       11/17/25          15,893,150
      10,000,000     Series 2022-5, Class A2......................................      3.98%       01/15/25           9,932,588
       4,000,000     Series 2022-5, Class A3......................................      4.11%       08/17/26           3,910,301
                  Sierra Timeshare Receivables Funding LLC
       1,978,009     Series 2019-1A, Class A (i)..................................      3.20%       01/20/36           1,893,996
       4,368,903     Series 2020-2A, Class A (i)..................................      1.33%       07/20/37           4,056,729
                  United Auto Credit Securitization Trust
       3,033,800     Series 2022-1, Class A (i)...................................      1.11%       07/10/24           3,010,994
                  Westlake Automobile Receivables Trust
      10,750,000     Series 2021-3A, Class A3 (i).................................      0.95%       06/16/25          10,414,035
      10,000,000     Series 2022-1A, Class A3 (i).................................      2.42%       07/15/25           9,704,190
                                                                                                                ----------------
                  TOTAL ASSET-BACKED SECURITIES...............................................................       235,620,156
                  (Cost $243,662,607)                                                                           ----------------

U.S. GOVERNMENT BONDS AND NOTES -- 5.9%
      45,000,000  U.S. Treasury Bond..............................................      1.13%       08/15/40          26,530,664
     163,933,500  U.S. Treasury Note..............................................      1.50%       03/31/23         162,054,111
      30,000,000  U.S. Treasury Note..............................................      0.25%       04/15/23          29,452,217
      10,000,000  U.S. Treasury Note..............................................      0.13%       04/30/23           9,789,301
      40,000,000  U.S. Treasury Note..............................................      2.75%       04/30/23          39,683,778
      20,000,000  U.S. Treasury Note..............................................      2.75%       05/31/23          19,800,560
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES.......................................................       287,310,631
                  (Cost $289,494,972)                                                                           ----------------

U.S. TREASURY BILLS -- 4.6%
      50,000,000  U.S. Treasury Bill..............................................       (d)        12/15/22          49,786,875
      21,000,000  U.S. Treasury Bill..............................................       (d)        12/22/22          20,892,454
     100,000,000  U.S. Treasury Bill..............................................       (d)        03/02/23          98,620,768
      51,000,000  U.S. Treasury Bill..............................................       (d)        12/08/22          50,820,276
                                                                                                                ----------------
                  TOTAL U.S. TREASURY BILLS...................................................................       220,120,373
                  (Cost $220,456,187)                                                                           ----------------



     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
EXCHANGE-TRADED FUNDS -- 0.0%
                  CAPITAL MARKETS -- 0.0%
          24,359  First Trust Long Duration Opportunities ETF (l).............................................           523,731
                  (Cost $662,348)                                                                               ----------------

                  TOTAL INVESTMENTS -- 109.8%.................................................................     5,337,691,224
                  (Cost $5,767,815,237)                                                                         ----------------


                        See Notes to Financial Statements                Page 37


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   NUMBER OF                                                          NOTIONAL        EXERCISE     EXPIRATION
   CONTRACTS                       DESCRIPTION                         AMOUNT          PRICE          DATE           VALUE
----------------  ----------------------------------------------  ----------------  ------------  ------------  ----------------
PURCHASED OPTIONS -- 0.0%
CALL OPTIONS PURCHASED -- 0.0%
             100  U.S. Treasury Long Bond Futures Call..........  $     12,050,000    $130.00       11/25/22    $         12,500
              25  U.S. Treasury Long Bond Futures Call..........         3,012,500     133.00       11/25/22               1,563
                                                                                                                ----------------
                  TOTAL CALL OPTIONS PURCHASED................................................................            14,063
                  (Cost $87,824)                                                                                ----------------

PUT OPTIONS PURCHASED -- 0.0%
             250  U.S. Treasury Long Bond Futures Put...........        30,125,000     120.00       11/25/22             457,031
                  (Cost $345,179)                                                                               ----------------

                  TOTAL PURCHASED OPTIONS.....................................................................           471,094
                  (Cost $433,003)                                                                               ----------------



   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT -- (11.6)%
                  Federal National Mortgage Association
$    (25,000,000)    Pool TBA (j).................................................      2.50%       11/15/37         (22,533,150)
     (10,000,000)    Pool TBA (j).................................................      1.50%       12/15/37          (8,520,956)
     (85,000,000)    Pool TBA (j).................................................      2.00%       12/15/37         (74,546,483)
     (60,000,000)    Pool TBA (j).................................................      2.50%       12/15/37         (54,084,247)
      (5,000,000)    Pool TBA.....................................................      2.00%       01/15/38          (4,387,236)
     (15,000,000)    Pool TBA (j).................................................      2.50%       01/15/38         (13,518,718)
     (15,000,000)    Pool TBA.....................................................      3.00%       11/15/52         (12,747,070)
      (5,000,000)    Pool TBA (j).................................................      2.00%       12/15/52          (3,947,070)
    (111,800,000)    Pool TBA.....................................................      4.00%       12/15/52        (101,724,898)
     (70,000,000)    Pool TBA.....................................................      4.50%       12/15/52         (65,644,140)
     (45,000,000)    Pool TBA (j).................................................      3.00%       01/15/53         (38,241,211)
     (94,000,000)    Pool TBA (j).................................................      3.50%       01/15/53         (82,683,281)
     (90,000,000)    Pool TBA (j).................................................      4.00%       01/15/53         (81,875,390)
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES SOLD SHORT..........................      (564,453,850)
                  (Proceeds $568,271,906)                                                                       ----------------



   NUMBER OF                                                          NOTIONAL        EXERCISE     EXPIRATION
   CONTRACTS                       DESCRIPTION                         AMOUNT          PRICE          DATE           VALUE
----------------  ----------------------------------------------  ----------------  ------------  ------------  ----------------
WRITTEN OPTIONS -- (0.1)%
CALL OPTIONS WRITTEN -- (0.0)%
            (150) U.S. 5-Year Treasury Futures Call.............  $    (15,989,063)   $107.50       11/25/22             (55,078)
             (75) U.S. 5-Year Treasury Futures Call.............        (7,994,531)    112.00       11/25/22              (1,172)
            (500) U.S. 5-Year Treasury Futures Call.............       (53,410,150)    106.50       12/23/22            (613,281)
            (100) U.S. 10-Year Treasury Futures Call............       (11,059,375)    115.00       11/25/22              (7,812)
            (300) U.S. Treasury Long Bond Futures Call..........       (36,150,000)    125.00       11/25/22            (168,750)
            (500) U.S. Treasury Long Bond Futures Call..........       (60,250,000)    135.00       11/25/22             (23,438)
             (50) U.S. Treasury Long Bond Futures Call..........        (6,009,375)    132.00       12/23/22             (14,063)
                                                                                                                ----------------
                  TOTAL CALL OPTIONS WRITTEN..................................................................          (883,594)
                  (Premiums received $1,299,474)                                                                ----------------

PUT OPTIONS WRITTEN -- (0.1)%
            (214) U.S. 5-Year Treasury Futures Put..............       (22,811,063)    106.00       11/25/22            (103,656)
            (425) U.S. 5-Year Treasury Futures Put..............       (45,302,344)    107.00       11/25/22            (408,399)
             (75) U.S. 5-Year Treasury Futures Put..............        (8,011,523)    105.00       12/23/22             (29,883)
            (325) U.S. Treasury Long Bond Futures Put...........       (39,162,500)    116.00       11/25/22            (187,891)
             (75) U.S. Treasury Long Bond Futures Put...........        (9,574,219)    122.00       11/25/22             (80,859)


Page 38                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   NUMBER OF                                                          NOTIONAL        EXERCISE     EXPIRATION
   CONTRACTS                       DESCRIPTION                         AMOUNT          PRICE          DATE           VALUE
----------------  ----------------------------------------------  ----------------  ------------  ------------  ----------------
WRITTEN OPTIONS (CONTINUED)
PUT OPTIONS WRITTEN (CONTINUED)
             (75) U.S. Treasury Long Bond Futures Put...........  $     (9,037,500)   $124.00       11/25/22    $       (321,094)
            (250) U.S. Treasury Long Bond Futures Put...........       (30,125,000)    126.00       11/25/22          (1,472,656)
             (10) U.S. Treasury Long Bond Futures Put...........        (1,276,563)    132.00       11/25/22             (57,656)
                                                                                                                ----------------
                  TOTAL PUT OPTIONS WRITTEN...................................................................        (2,662,094)
                  (Premiums received $1,289,764)                                                                ----------------

                  TOTAL WRITTEN OPTIONS.......................................................................        (3,545,688)
                  (Premiums received $2,589,238)                                                                ----------------

                  NET OTHER ASSETS AND LIABILITIES -- 1.9%....................................................        93,084,282
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $  4,863,247,062
                                                                                                                ================


FUTURES CONTRACTS AT OCTOBER 31, 2022 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                      NUMBER OF   EXPIRATION      NOTIONAL      (DEPRECIATION)/
                  FUTURES CONTRACTS                      POSITION     CONTRACTS      DATE           VALUE            VALUE
------------------------------------------------------  -----------  -----------  -----------  ---------------  ----------------
U.S. 2-Year Treasury Notes                                 Long           640      Dec-2022    $   130,805,000  $       (140,751)
U.S. 5-Year Treasury Notes                                 Long           490      Dec-2022         52,230,937           (30,177)
U.S 10-Year Short Bond Futures                             Short        2,546      Dec-2022       (281,571,687)        4,416,495
Ultra 10-Year U.S. Treasury Notes                          Short        7,920      Dec-2022       (918,596,250)       68,861,437
U.S. Treasury Long Bond Futures                            Short        1,227      Dec-2022       (147,853,500)        9,422,819
Ultra U.S. Treasury Bond Futures                           Short          800      Dec-2022       (102,125,000)        6,838,972
                                                                                               ---------------  ----------------
                                                                                               $(1,267,110,500) $     89,368,795
                                                                                               ===============  ================


-----------------------------

(a)   Floating or variable rate security.

(b)   Inverse floating rate security.

(c)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(d)   Zero coupon security.

(e)   Pursuant to procedures approved by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P.
      (the "Advisor").

(f)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(g)   This security's value was determined using significant unobservable inputs
      (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).

(h)   This security is fair valued by the Advisor's Pricing Committee in accordance with procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2022, securities noted as such are valued at $8,750,111 or 0.2% of net assets.

(i)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures approved by the Trust's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $785,287,520 or 16.1% of net assets.

(j)   All or a portion of this security is part of a mortgage dollar roll agreement (see Note 2I- Mortgage Dollar Rolls and TBA Transactions in the
      Notes to Financial Statements).

(k)   Step-up security. A security where the coupon increases or steps up at a predetermined date.

(l)   Investment in an affiliated fund.

                        See Notes to Financial Statements                Page 39


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR - London Interbank Offered Rate

PO    - Principal-Only Security

REMIC - Real Estate Mortgage Investment Conduit

SOFR  - Secured Overnight Financing Rate

STRIPS - Separate Trading of Registered Interest and Principal of Securities

TBA   - To-Be-Announced Security

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $ 4,000,011,905    $            --    $ 3,991,261,794    $     8,750,111
Mortgage-Backed Securities............................      594,104,428                 --        594,104,428                 --
U.S. Government Bonds and Notes.......................      287,310,631                 --        287,310,631                 --
Asset-Backed Securities...............................      235,620,156                 --        235,620,156                 --
Exchange-Traded Funds*................................          523,731            523,731                 --                 --
U.S. Treasury Bills...................................      220,120,373                 --        220,120,373                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................    5,337,691,224            523,731      5,328,417,382          8,750,111
Call Options Purchased................................           14,063             14,063                 --                 --
Put Options Purchased.................................          457,031            457,031                 --                 --
Futures Contracts**...................................       89,539,723         89,539,723                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $ 5,427,702,041    $    90,534,548    $ 5,328,417,382    $     8,750,111
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities
   Sold Short.........................................  $  (564,453,850)   $            --    $  (564,453,850)   $            --
Call Options Written..................................         (883,594)          (883,594)                --                 --
Put Options Written...................................       (2,662,094)        (2,662,094)                --                 --
Futures Contracts**...................................         (170,928)          (170,928)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $  (568,170,466)   $    (3,716,616)   $  (564,453,850)   $            --
                                                        ===============    ===============    ===============    ===============


*  See Portfolio of Investments for industry breakout.
** Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

Level 3 investments are fair valued by the Advisor's Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 investments values are based on unobservable inputs.

Page 40                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value - Unaffiliated......................................   $ 5,337,167,493
Investments, at value - Affiliated........................................           523,731
                                                                             ---------------
Total investments, at value...............................................     5,337,691,224
Options contracts purchased, at value.....................................           471,094
Cash......................................................................       275,276,534
Cash segregated as collateral for open futures and written options
   contracts..............................................................        40,294,401
Receivables:
   Investment securities sold.............................................     6,682,673,388
   Interest...............................................................        19,579,894
   Variation margin.......................................................         8,806,302
   Capital shares sold....................................................            21,162
                                                                             ---------------
      Total Assets........................................................    12,364,813,999
                                                                             ---------------
LIABILITIES:
Investments sold short, at value (proceeds $568,271,906)..................       564,453,850
Options contracts written, at value.......................................         3,545,688
Payables:
   Investment securities purchased........................................     6,879,924,174
   Capital shares purchased...............................................        39,934,247
   Distribution to shareholders...........................................        10,962,000
   Investment advisory fees...............................................         2,746,978
                                                                             ---------------
      Total Liabilities...................................................     7,501,566,937
                                                                             ---------------
NET ASSETS................................................................   $ 4,863,247,062
                                                                             ===============
NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $ 5,311,418,240
Par value.................................................................         1,035,500
Accumulated distributable earnings (loss).................................      (449,206,678)
                                                                             ---------------
NET ASSETS................................................................   $ 4,863,247,062
                                                                             ===============
NET ASSET VALUE, per share................................................   $         46.97
                                                                             ===============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................       103,550,002
                                                                             ===============
Investments, at cost - Unaffiliated.......................................   $ 5,767,152,889
                                                                             ===============
Investments, at cost - Affiliated.........................................   $       662,348
                                                                             ===============
Total investments, at cost................................................   $ 5,767,815,237
                                                                             ===============
Premiums paid on options contracts purchased..............................   $       433,003
                                                                             ===============
Premiums received on options contracts written............................   $     2,589,238
                                                                             ===============


                        See Notes to Financial Statements                Page 41


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Interest..................................................................   $   129,827,717
Dividends - Unaffiliated..................................................           335,446
Dividends - Affiliated....................................................            10,456
                                                                             ---------------
   Total investment income................................................       130,173,619
                                                                             ---------------
EXPENSES:
Investment advisory fees..................................................        36,627,971
                                                                             ---------------
   Total expenses.........................................................        36,627,971
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)..............................................        93,545,648
                                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated.............................................      (359,905,823)
   Investments - Affiliated...............................................           (24,888)
   Investments sold short.................................................       151,012,925
   Futures contracts......................................................       178,120,025
   Purchased options contracts............................................        (2,170,216)
   Written options contracts..............................................        18,015,565
                                                                             ---------------
Net realized gain (loss)..................................................       (14,952,412)
                                                                             ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................      (441,143,921)
   Investments - Affiliated...............................................          (146,222)
   Investments sold short.................................................         3,301,458
   Futures contracts......................................................        74,921,071
   Purchased options contracts............................................            38,091
   Written options contracts..............................................             7,006
                                                                             ---------------
Net change in unrealized appreciation (depreciation)......................      (363,022,517)
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................      (377,974,929)
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $  (284,429,281)
                                                                             ===============


Page 42                 See Notes to Financial Statements


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR               YEAR
                                                                                  ENDED              ENDED
                                                                               10/31/2022         10/31/2021
                                                                             ---------------    ---------------
OPERATIONS:
Net investment income (loss)..............................................   $    93,545,648    $    50,844,582
Net realized gain (loss)..................................................       (14,952,412)        31,189,777
Net change in unrealized appreciation (depreciation)......................      (363,022,517)       (86,269,103)
                                                                             ---------------    ---------------
Net increase (decrease) in net assets resulting from operations...........      (284,429,281)        (4,234,744)
                                                                             ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................................      (108,879,377)       (48,092,827)
Return of capital.........................................................                --        (90,717,550)
                                                                             ---------------    ---------------
Total distributions to shareholders.......................................      (108,879,377)      (138,810,377)
                                                                             ---------------    ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................................       116,467,481      1,099,737,143
Cost of shares redeemed...................................................    (1,640,879,473)      (565,466,073)
                                                                             ---------------    ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...............................................    (1,524,411,992)       534,271,070
                                                                             ---------------    ---------------
Total increase (decrease) in net assets...................................    (1,917,720,650)       391,225,949

NET ASSETS:
Beginning of period.......................................................     6,780,967,712      6,389,741,763
                                                                             ---------------    ---------------
End of period.............................................................   $ 4,863,247,062    $ 6,780,967,712
                                                                             ===============    ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................................       134,550,002        124,200,002
Shares sold...............................................................         2,350,000         21,450,000
Shares redeemed...........................................................       (33,350,000)       (11,100,000)
                                                                             ---------------    ---------------
Shares outstanding, end of period.........................................       103,550,002        134,550,002
                                                                             ===============    ===============


                        See Notes to Financial Statements                Page 43


FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
                                                      2022            2021            2020            2019            2018
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period............   $    50.40      $    51.45      $    51.87      $    50.78      $    51.76
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.85            0.39            0.87            1.24            1.17
Net realized and unrealized gain (loss).........        (3.32)          (0.40)          (0.10)           1.21           (0.74)
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations................        (2.47)          (0.01)           0.77            2.45            0.43
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.69)          (0.36)          (0.99)          (1.23)          (1.13)
Net realized gain...............................        (0.27)             --              --           (0.05)          (0.28)
Return of capital...............................           --           (0.68)          (0.20)          (0.08)             --
                                                   ----------      ----------      ----------      ----------      ----------
Total distributions.............................        (0.96)          (1.04)          (1.19)          (1.36)          (1.41)
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period..................   $    46.97      $    50.40      $    51.45      $    51.87      $    50.78
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (a)................................        (4.96)%         (0.02)%          1.50%           4.88%           0.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $4,863,247      $6,780,968      $6,389,742      $3,765,469      $1,729,078
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets (b)...............................         0.65%           0.65%           0.65%           0.65%           0.65%
Ratio of net investment income (loss) to average
   net assets...................................         1.66%           0.75%           1.57%           2.41%           2.32%
Portfolio turnover rate (c) (d).................          831%            495%            434%            373%            331%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d)   The portfolio turnover rate not including mortgage dollar rolls was 641%,
      368%, 245%, 246%, and 117% for the years ended October 31, 2022, 2021,
      2020, 2019, and 2018, respectively.

Page 44                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), a
diversified series of the Trust, which trades under the ticker "LMBS" on The
Nasdaq Stock Market LLC ("Nasdaq"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value
("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 60% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments
(collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, including
ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities(1) to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor").
The Fund may also invest in to-be-announced transactions ("TBA Transactions").
Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's
Pricing Committee, in accordance with valuation procedures approved by the
Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

-----------------------------
(1)   "Government Entities" means the U.S. government, its agencies and instrumentalities, and U.S. government-sponsored entities.

                                                                         Page 45


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the
      Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the borrower/issuer, or financial condition of the country of issue;

            6)    the credit quality and cash flow of the issuer, or country of issue, based on the Pricing Committee's, sub-adviser's or
                  portfolio manager's analysis, as applicable, or external
                  analysis;

            7)    the information as to any transactions in or offers for the security;

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           12)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

                                                                         Page 47

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--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2022, the Fund did not hold when-issued or delayed-delivery securities. At October 31, 2022, the Fund held $403,398,117 of forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against or gain exposure to changes in interest rates
(interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the
Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed
U.S. Treasury futures contracts. The Fund may also invest up to 20% of its net assets in over-the-counter derivatives. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

                                                                         Page 49

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments at October 31, 2022 and for the fiscal year then ended are as follows:


                                                                           CHANGES IN
                                                                           UNREALIZED    REALIZED
                           SHARES AT    VALUE AT                          APPRECIATION     GAIN      VALUE AT   DIVIDEND
      SECURITY NAME        10/31/2022  10/31/2021  PURCHASES    SALES    (DEPRECIATION)   (LOSS)    10/31/2022   INCOME
------------------------------------------------------------------------------------------------------------------------
First Trust Long Duration
   Opportunities ETF           24,359  $  813,538  $      --  $(118,697) $     (146,222) $ (24,888) $  523,731  $ 10,456


K. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                              2022           2021
Ordinary income.................................  $  77,623,014  $  48,718,452
Capital gains...................................     30,590,238             --
Return of capital...............................             --     90,717,550

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $  (8,428,878)
Accumulated capital and other gain (loss).......             --
Net unrealized appreciation (depreciation)......   (440,777,800)

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had no non-expiring capital loss carryforwards available for federal income tax purposes.

During the taxable year ended October 31, 2022, the Fund utilized non-expiring capital loss carryforwards in the amount of $72,543,076.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2022, the adjustments for the Fund were as follows:

                                Accumulated
             Accumulated        Net Realized
            Net Investment      Gain (Loss)
            Income (Loss)      on Investments     Paid-in Capital
            --------------     --------------     ---------------
            $  (24,570,905)    $   24,570,905     $            --

                                                                         Page 51


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross               Gross          Net Unrealized
                                 Unrealized         Unrealized         Appreciation
               Tax Cost         Appreciation      (Depreciation)      (Depreciation)
            --------------     --------------     ---------------     ---------------
            $5,303,383,969     $    9,552,526     $  (450,330,326)    $  (440,777,800)


M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. In addition, the
Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund's total annual operating expenses.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2022, were $27,411,047,126 and $798,058,564, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding investments sold short and short-term investments, for the fiscal year ended October 31, 2022, were
$28,130,144,567 and $635,949,323, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$24,060,595,419 and $24,205,458,266, respectively.

For the fiscal year ended October 31, 2022, the Fund had no in-kind transactions.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                          -----------------------------------------   -----------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
-----------   ---------   ----------------------------  -----------   ----------------------------  -----------
Futures       Interest    Unrealized appreciation on                  Unrealized depreciation on
              rate risk   futures contracts*            $89,539,723   futures contracts*            $   170,928

Options       Interest    Options contracts purchased,                Options contracts written,
              rate risk   at value                          471,094   at value                        3,545,688


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.


STATEMENT OF OPERATIONS LOCATION                                INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
   Futures contracts                                            $     178,120,025
   Purchased options contracts                                         (2,170,216)
   Written options contracts                                           18,015,565
Net change in unrealized appreciation (depreciation) on:
   Futures contracts                                                   74,921,071
   Purchased options contracts                                             38,091
   Written options contracts                                                7,006


For the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $20,782,845,989 and $23,711,657,265, respectively.

During the fiscal year ended October 31, 2022, the premiums for purchased options contracts opened were $3,066,965 and the premiums for purchased options contracts closed, exercised and expired were $2,633,962.

During the fiscal year ended October 31, 2022, the premiums for written options contracts opened were $27,292,408 and the premiums for written options contracts closed, exercised and expired were $28,828,222.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

                                                                         Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                                OCTOBER 31, 2022

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Low Duration Opportunities ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 55


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

For the year ended October 31, 2022, the amount of long-term capital gain distributions designated by the Fund was $30,590,238 which is taxable at the applicable capital gains tax rates for federal income tax purposes.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not

                                                                         Page 57


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Low Duration Opportunities ETF (the
"Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from

                                                                         Page 59


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Securitized Products Group is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Securitized
Products Group and noted the Board's prior meetings with members of the Group.
The Board considered the Advisor's statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the
Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.
The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.
Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the
Expense Group. With respect to the Expense Group, the Board, at the April 18,
2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund
Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the
Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2021 and underperformed the Performance
Universe median and the benchmark index for the three- and five-year periods ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Low Duration
Opportunities ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Low Duration Opportunities ETF
(the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative
Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $6,866,264. This figure is comprised of $358,261 paid (or to be paid) in fixed compensation and
$6,508,003 paid (or to be paid) in variable compensation. There were a total of
26 beneficiaries of the remuneration described above. Those amounts include
$1,832,092 paid (or to be paid) to senior management of First Trust Advisors
L.P. and $5,034,172 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Fund (collectively, "Code Staff").

                                                                         Page 61


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 63


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 65

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


First Trust Exchange-Traded Fund IV
First Trust SSI Strategic Convertible Securities ETF (FCVT)

Annual Report
For the Year Ended
October 31, 2022

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the “Trust”) described in this report (First Trust SSI Strategic Convertible Securities ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
The First Trust SSI Strategic Convertible Securities ETF (the “Fund”) is an actively managed exchange-traded fund that seeks total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on The Nasdaq Stock Market LLC under the ticker symbol “FCVT.”
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (11/3/15) to 10/31/22	5 Years Ended 10/31/22	Inception (11/3/15) to 10/31/22
Fund Performance
NAV	-22.76%	8.45%	8.83%	50.03%	80.69%
Market Price	-22.78%	8.34%	8.77%	49.24%	80.03%
Index Performance
ICE BofA All US Convertible Index	-20.26%	9.63%	9.74%	58.34%	91.48%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT) (Continued)
Sector Allocation	% of Total Investments
Information Technology	32.0%
Health Care	21.6
Consumer Discretionary	11.2
Industrials	8.8
Communication Services	7.2
Utilities	6.4
Energy	3.8
Financials	3.6
Materials	2.3
Real Estate	1.9
Consumer Staples	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
DexCom, Inc., 11/15/25	3.3%
Palo Alto Networks, Inc., 7/1/23	2.6
NextEra Energy, Inc., 3/1/23	2.5
Enphase Energy, Inc., 3/1/28	2.3
2020 Cash Mandatory Exchangeable Trust, 6/1/23	1.9
Etsy, Inc., 9/1/27	1.8
Splunk, Inc., 9/15/25	1.6
Jazz Investments I Ltd., 6/15/26	1.5
Cloudflare, Inc., 8/15/26	1.5
Southwest Airlines Co., 5/1/25	1.5
Total	20.5%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust SSI Strategic Convertible Securities ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
SSI Investment Management LLC
SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) is the sub-advisor to the Fund and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.
Portfolio Management Team
George M. Douglas – CFA, Principal and Chief Investment Officer of SSI
Ravi Malik – CFA, Principal and Portfolio Manager of SSI
Michael J. Opre – CFA, Portfolio Manager of SSI
Florian Eitner – CFA, Portfolio Manager of SSI
Stephen R. Wachtel – CFA, Portfolio Manager of SSI
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2015, except for Mr. Wachtel, who has served as part of the Fund’s portfolio management team since 2020.
Commentary
Market Recap – For the 12-month period ended October 31, 2022:
•	Generational highs in inflation, monetary tightening by global central banks and moderating earnings growth have acted as headwinds for the economy and capital markets.
•	The U.S. economy flirts with recession, as estimated real gross domestic product growth of 1.8% in 2022 is forecast to drop to 0.4% in 2023.
•	Corporate earnings have moderated with 5.6% expected growth in 2022 and 5.9% in 2023.
•	High Yield credit spreads widened by 177 basis points (“bps”).
•	Ten-year Treasury yields rose 249 bps to 4.05% on rising inflation.
•	Within the convertible universe, the Energy, Utilities and Materials sectors outperformed, while the Consumer Discretionary, Media and Financials sectors lagged.
•	Small cap and yield alternatives convertibles outperformed.
•	Convertible new issuance slowed markedly from $93 billion in fiscal year 2021 to $39 billion in fiscal year 2022.
Fund Performance
•	Convertible performance was driven by negative returns in both equities and high yield markets for the 12-month period ended October 31, 2022. The S&P 500® Index declined 14.61% and the Bloomberg High Yield Index declined 11.76% for the same period.
•	Fixed income posted losses with the Bloomberg US Aggregate Bond Index down 15.68% for the period.
•	On a one-year trailing basis, as of October 31, 2022, the Fund generated a net loss of -22.76%, based on net asset value, while the ICE BofA All US Convertible Index (VXA0) (the “Benchmark)” declined 20.26%.

Portfolio Commentary (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Annual Report
October 31, 2022 (Unaudited)
•	The Energy sector made the largest contribution to portfolio returns on a relative basis as solar equipment maker, Enphase Energy, Inc. benefitted from increasing adoption of green energy and natural gas producer, EQT Corp. benefitted from rising commodity prices. An underweight in retailers Wayfair LLC. and RH aided relative performance as the group underperformed on margin pressures and fears of weakening consumer spending.
•	Security selection in the Financials sector detracted from relative performance, as consumer finance company Upstart Holdings, Inc. and private equity firm, KKR & Co., Inc., were both hurt by widening credit spreads. An underweight in the Utilities sector also detracted from relative performance as investors sought defensive sectors as the Federal Reserve (the “Fed”) increased rates and the economy slowed.
Investment Outlook
•	In our opinion, consensus expectations for the Federal Funds target rate are now 4.5%-5%. We believe inflation should begin moderating gradually in the coming months to a mid-single digit rate, which may be enough progress for the Fed to pause interest rate hikes.
•	We believe longer treasury yields could reach 5% with the Fed withdrawing intervention and inflation slowing only gradually.
•	No economic growth or modest contraction is now consensus for the economy, in our opinion.
•	From a structural perspective, in our view, the convertible market is attractively positioned to capture the upside in the markets while providing downside protection. Equity sensitivity (delta) and investment value premium for the convertible market are near or at multi-year lows.
•	We believe the growth tilt in the Fund reflects our expectation of a moderation of growth worldwide with increasing probability of recession, but also a reasonable probability of a soft landing albeit with slowing growth.
•	To account for recession risk, the Fund remains focused on higher quality of earnings and balance sheets with an emphasis in convex convertible bonds.
•	The portfolio has a relatively low effective duration (currently 1.65 versus 1.95 for the Benchmark) and a strong credit profile (BB average credit rating versus BB- for the Benchmark).
•	We believe convertibles offer significant participation if the markets resume their upward trend, but can also offer income and downside protection if the market is range-bound or experiences a downturn.

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
Actual	$1,000.00	$919.00	0.95%	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS – 85.6%
	Aerospace & Defense – 1.4%
$1,000,000	Parsons Corp.	0.25%	08/15/25	$1,150,000
957,835	Safran S.A., Series SAF (EUR) (a)	0.88%	05/15/27	1,229,387
				2,379,387
	Air Freight & Logistics – 0.7%
667,000	Air Transport Services Group, Inc.	1.13%	10/15/24	729,565
540,000	ZTO Express Cayman, Inc. (b)	1.50%	09/01/27	437,130
				1,166,695
	Airlines – 1.4%
2,030,000	Southwest Airlines Co.	1.25%	05/01/25	2,503,497
	Automobiles – 1.2%
1,625,000	Ford Motor Co.	(c)	03/15/26	1,641,250
620,000	Li Auto, Inc.	0.25%	05/01/28	503,006
				2,144,256
	Banks – 0.9%
1,275,000	Deutsche Bank AG, Series GMTN	1.00%	05/01/23	1,500,184
	Beverages – 0.6%
785,000	MGP Ingredients, Inc. (b)	1.88%	11/15/41	1,017,046
	Biotechnology – 7.3%
745,000	Alnylam Pharmaceuticals, Inc. (b)	1.00%	09/15/27	750,215
1,745,000	BioMarin Pharmaceutical, Inc.	0.60%	08/01/24	1,749,362
640,000	Cerevel Therapeutics Holdings, Inc. (b)	2.50%	08/15/27	589,440
565,000	Cytokinetics, Inc. (b)	3.50%	07/01/27	636,473
1,850,000	Halozyme Therapeutics, Inc. (b)	1.00%	08/15/28	1,949,437
1,145,000	Insmed, Inc.	0.75%	06/01/28	914,283
975,000	Ionis Pharmaceuticals, Inc.	(c)	04/01/26	961,594
640,000	Ironwood Pharmaceuticals, Inc.	1.50%	06/15/26	663,600
458,000	Neurocrine Biosciences, Inc.	2.25%	05/15/24	702,801
725,000	PTC Therapeutics, Inc.	1.50%	09/15/26	725,363
2,085,000	Sarepta Therapeutics, Inc. (b)	1.25%	09/15/27	2,225,737
892,000	Travere Therapeutics, Inc.	2.25%	03/01/29	838,480
				12,706,785
	Chemicals – 0.5%
231,000	Livent Corp.	4.13%	07/15/25	856,432
	Communications Equipment – 0.9%
1,610,000	Lumentum Holdings, Inc.	0.50%	12/15/26	1,581,825
	Diversified Consumer Services – 0.4%
860,000	Stride, Inc.	1.13%	09/01/27	780,020
	Diversified Financial Services – 0.9%
1,525,000	JPMorgan Chase Financial Co. LLC (b)	0.25%	05/01/23	1,654,625
	Electrical Equipment – 0.7%
570,000	Array Technologies, Inc. (b)	1.00%	12/01/28	520,410
495,000	Bloom Energy Corp.	2.50%	08/15/25	663,300
				1,183,710
	Electronic Equipment, Instruments & Components – 1.0%
1,068,000	Itron, Inc.	(c)	03/15/26	860,808
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
$842,000	Vishay Intertechnology, Inc.	2.25%	06/15/25	$809,258
				1,670,066
	Entertainment – 2.1%
885,000	Liberty Media Corp.	1.38%	10/15/23	1,137,225
815,000	Liberty Media Corp.-Liberty Formula One (b)	2.25%	08/15/27	753,468
1,000,000	Live Nation Entertainment, Inc.	2.50%	03/15/23	1,213,905
579,000	Sea Ltd.	2.38%	12/01/25	551,845
				3,656,443
	Equity Real Estate Investment Trusts – 1.8%
900,000	Kite Realty Group L.P. (b)	0.75%	04/01/27	822,142
1,390,000	Pebblebrook Hotel Trust	1.75%	12/15/26	1,231,540
1,180,000	Summit Hotel Properties, Inc.	1.50%	02/15/26	1,076,750
				3,130,432
	Health Care Equipment & Supplies – 6.0%
1,970,000	Cutera, Inc. (b)	2.25%	06/01/28	2,136,465
5,000,000	DexCom, Inc.	0.25%	11/15/25	5,522,500
370,000	Envista Holdings Corp.	2.38%	06/01/25	614,385
1,039,000	Haemonetics Corp.	(c)	03/01/26	862,370
941,000	Insulet Corp.	0.38%	09/01/26	1,207,303
				10,343,023
	Health Care Providers & Services – 0.9%
205,000	Elevance Health, Inc.	2.75%	10/15/42	1,598,385
	Health Care Technology – 0.4%
558,000	Evolent Health, Inc.	1.50%	10/15/25	648,675
	Hotels, Restaurants & Leisure – 5.5%
1,485,000	Airbnb, Inc.	(c)	03/15/26	1,249,628
1,445,000	Booking Holdings, Inc.	0.75%	05/01/25	1,876,520
1,397,000	Expedia Group, Inc.	(c)	02/15/26	1,207,341
812,000	H World Group Ltd.	3.00%	05/01/26	777,490
1,195,000	MakeMyTrip Ltd.	(c)	02/15/28	1,203,365
740,000	Marriott Vacations Worldwide Corp.	(c)	01/15/26	759,240
1,175,000	Royal Caribbean Cruises Ltd. (b)	6.00%	08/15/25	1,535,137
1,075,000	Vail Resorts, Inc.	(c)	01/01/26	956,750
				9,565,471
	Independent Power & Renewable Electricity Producers – 1.1%
751,000	Ormat Technologies, Inc. (b)	2.50%	07/15/27	893,690
1,173,000	Sunnova Energy International, Inc. (b)	2.63%	02/15/28	955,995
				1,849,685
	Interactive Media & Services – 2.9%
755,000	Match Group Financeco 2, Inc. (b)	0.88%	06/15/26	656,850
3,600,000	Snap, Inc. (b)	0.13%	03/01/28	2,381,400
1,065,000	Twitter, Inc.	0.25%	06/15/24	1,194,930
867,000	Ziff Davis, Inc. (b)	1.75%	11/01/26	844,024
				5,077,204
	Internet & Direct Marketing Retail – 1.8%
3,595,000	Etsy, Inc.	0.13%	09/01/27	3,120,819

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	IT Services – 7.2%
$1,825,000	Akamai Technologies, Inc.	0.38%	09/01/27	$1,803,100
1,942,000	Block, Inc.	0.13%	03/01/25	1,809,701
3,165,000	Cloudflare, Inc.	(c)	08/15/26	2,562,067
1,414,000	DigitalOcean Holdings, Inc. (b)	(c)	12/01/26	1,041,147
981,000	MongoDB, Inc.	0.25%	01/15/26	1,106,323
1,992,000	Okta, Inc.	0.13%	09/01/25	1,682,244
1,200,000	Perficient, Inc. (b)	0.13%	11/15/26	903,600
1,680,000	Shift4 Payments, Inc.	(c)	12/15/25	1,523,550
				12,431,732
	Leisure Products – 0.2%
353,000	Topgolf Callaway Brands Corp.	2.75%	05/01/26	445,001
	Machinery – 1.6%
480,000	Chart Industries, Inc. (b)	1.00%	11/15/24	1,827,120
1,150,000	Greenbrier Cos, Inc. (The)	2.88%	04/15/28	1,035,000
				2,862,120
	Media – 0.5%
1,022,000	TechTarget, Inc. (b)	(c)	12/15/26	820,155
	Metals & Mining – 1.7%
397,000	ATI, Inc.	3.50%	06/15/25	800,153
1,000,000	Glencore Funding LLC, Series GLEN (a)	(c)	03/27/25	1,085,275
1,150,000	MP Materials Corp. (b)	0.25%	04/01/26	1,100,550
				2,985,978
	Oil, Gas & Consumable Fuels – 3.7%
466,000	EQT Corp.	1.75%	05/01/26	1,330,197
1,214,000	Green Plains, Inc.	2.25%	03/15/27	1,393,065
1,215,000	Northern Oil and Gas, Inc. (b)	3.63%	04/15/29	1,367,483
895,000	Pioneer Natural Resources Co.	0.25%	05/15/25	2,300,597
				6,391,342
	Personal Products – 0.6%
1,285,000	Beauty Health Co. (The) (b)	1.25%	10/01/26	1,020,290
	Pharmaceuticals – 3.4%
798,000	Coherus Biosciences, Inc.	1.50%	04/15/26	607,996
2,295,000	Jazz Investments I Ltd.	2.00%	06/15/26	2,574,703
1,355,000	Pacira BioSciences, Inc.	0.75%	08/01/25	1,322,819
1,380,000	Revance Therapeutics, Inc.	1.75%	02/15/27	1,363,613
				5,869,131
	Professional Services – 0.5%
441,000	KBR, Inc.	2.50%	11/01/23	880,677
	Road & Rail – 1.9%
990,000	Lyft, Inc.	1.50%	05/15/25	875,655
2,840,000	Uber Technologies, Inc.	(c)	12/15/25	2,359,789
				3,235,444
	Semiconductors & Semiconductor Equipment – 7.4%
3,050,000	Enphase Energy, Inc.	(c)	03/01/28	3,926,875
1,900,000	MACOM Technology Solutions Holdings, Inc.	0.25%	03/15/26	1,821,625
1,400,000	Microchip Technology, Inc.	0.13%	11/15/24	1,414,875
1,820,000	ON Semiconductor Corp.	(c)	05/01/27	2,392,390
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
$463,000	Silicon Laboratories, Inc.	0.63%	06/15/25	$524,917
1,000,000	STMicroelectronics N.V., Series A (a)	(c)	08/04/25	1,013,945
1,948,000	Wolfspeed, Inc. (b)	0.25%	02/15/28	1,785,342
				12,879,969
	Software – 14.3%
655,000	Alteryx, Inc.	1.00%	08/01/26	530,550
1,015,000	Bentley Systems, Inc.	0.13%	01/15/26	893,708
1,100,000	Bill.com Holdings, Inc.	(c)	12/01/25	1,224,850
1,200,000	Box, Inc.	(c)	01/15/26	1,496,400
1,438,000	Confluent, Inc. (b)	(c)	01/15/27	1,085,690
1,507,000	Coupa Software, Inc.	0.13%	06/15/25	1,290,775
1,512,000	CyberArk Software Ltd.	(c)	11/15/24	1,778,907
705,000	Datadog, Inc.	0.13%	06/15/25	805,110
1,240,000	Dropbox, Inc.	(c)	03/01/28	1,078,180
995,000	Envestnet, Inc.	0.75%	08/15/25	850,725
1,115,000	Five9, Inc.	0.50%	06/01/25	991,235
2,260,000	Palo Alto Networks, Inc.	0.75%	07/01/23	4,383,270
455,000	Palo Alto Networks, Inc.	0.38%	06/01/25	802,848
1,921,000	RingCentral, Inc.	(c)	03/01/25	1,607,637
2,963,000	Splunk, Inc.	1.13%	09/15/25	2,751,145
710,000	Tyler Technologies, Inc.	0.25%	03/15/26	668,465
1,445,000	Verint Systems, Inc.	0.25%	04/15/26	1,240,533
1,025,000	Zscaler, Inc.	0.13%	07/01/25	1,261,262
				24,741,290
	Specialty Retail – 1.7%
1,186,000	Burlington Stores, Inc.	2.25%	04/15/25	1,206,755
310,000	Dick’s Sporting Goods, Inc.	3.25%	04/15/25	1,100,190
460,000	National Vision Holdings, Inc.	2.50%	05/15/25	615,003
				2,921,948
	Technology Hardware, Storage & Peripherals – 0.5%
690,000	Pure Storage, Inc.	0.13%	04/15/23	840,420
	Total Convertible Corporate Bonds			148,460,162
	(Cost $149,748,371)
Shares	Description	Stated Rate	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES – 11.9%
	Banks – 1.4%
2,085	Wells Fargo & Co., Series L	7.50%	(d)	2,430,130
	Capital Markets – 0.3%
8,800	KKR & Co., Inc., Series C	6.00%	09/15/23	534,336
	Electric Utilities – 4.6%
19,025	American Electric Power Co., Inc.	6.13%	08/15/23	945,923
86,625	NextEra Energy, Inc.	5.28%	03/01/23	4,282,740
18,530	NextEra Energy, Inc.	6.93%	09/01/25	861,645
13,575	PG&E Corp.	5.50%	08/16/23	1,820,679
				7,910,987
	Health Care Equipment & Supplies – 1.5%
21,840	Becton Dickinson and Co., Series B	6.00%	06/01/23	1,064,482

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
CONVERTIBLE PREFERRED SECURITIES (Continued)
	Health Care Equipment & Supplies (Continued)
14,465	Boston Scientific Corp., Series A	5.50%	06/01/23	$1,591,728
				2,656,210
	Life Sciences Tools & Services – 1.2%
1,577	Danaher Corp., Series B	5.00%	04/15/23	2,065,711
	Machinery – 0.4%
6,000	RBC Bearings, Inc., Series A	5.00%	10/15/24	733,920
	Multi-Utilities – 0.6%
10,200	NiSource, Inc.	7.75%	03/01/24	1,040,094
	Wireless Telecommunication Services – 1.9%
2,600	2020 Cash Mandatory Exchangeable Trust (b)	5.25%	06/01/23	3,235,700
	Total Convertible Preferred Securities			20,607,088
	(Cost $20,566,727)
	Total Investments – 97.5%			169,067,250
	(Cost $170,315,098)
Net Other Assets and Liabilities – 2.5%	4,386,766
Net Assets – 100.0%	$173,454,016

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $34,946,761 or 20.1% of net assets.
(c)	Zero coupon security.
(d)	Perpetual maturity.

EUR	Euro

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Convertible Corporate Bonds*	$ 148,460,162	$ —	$ 148,460,162	$ —
Convertible Preferred Securities:
Life Sciences Tools & Services	2,065,711	—	2,065,711	—
Wireless Telecommunication Services	3,235,700	—	3,235,700	—
Other Industry Categories*	15,305,677	15,305,677	—	—
Total Investments	$ 169,067,250	$ 15,305,677	$ 153,761,573	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Assets and Liabilities
October 31, 2022
ASSETS:
Investments, at value (Cost $170,315,098)	$ 169,067,250
Cash	4,579,117
Receivables:
Interest	302,903
Dividends	6,536
Total Assets	173,955,806
LIABILITIES:
Payables:
Investment securities purchased	361,562
Investment advisory fees	140,228
Total Liabilities	501,790
NET ASSETS	$173,454,016
NET ASSETS consist of:
Paid-in capital	$ 198,069,072
Par value	54,000
Accumulated distributable earnings (loss)	(24,669,056)
NET ASSETS	$173,454,016
NET ASSET VALUE, per share	$32.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,400,002

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statement of Operations
For the Year Ended October 31, 2022
INVESTMENT INCOME:
Dividends	$ 1,276,141
Interest	(6,430,691)
Other	36
Total investment income	(5,154,514)
EXPENSES:
Investment advisory fees	1,964,881
Total expenses	1,964,881
NET INVESTMENT INCOME (LOSS)	(7,119,395)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,144,573)
In-kind redemptions	27,609,927
Foreign currency transactions	(2,346)
Net realized gain (loss)	16,463,008
Net change in unrealized appreciation (depreciation) on:
Investments	(67,343,628)
Foreign currency translation	(118)
Net change in unrealized appreciation (depreciation)	(67,343,746)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(50,880,738)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,000,133)
See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Statements of Changes in Net Assets
	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ (7,119,395)	$ (7,706,873)
Net realized gain (loss)	16,463,008	75,470,869
Net change in unrealized appreciation (depreciation)	(67,343,746)	8,568,794
Net increase (decrease) in net assets resulting from operations	(58,000,133)	76,332,790
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(51,468,060)	(5,979,972)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	141,338,091	134,102,148
Cost of shares redeemed	(163,876,174)	(135,796,752)
Net increase (decrease) in net assets resulting from shareholder transactions	(22,538,083)	(1,694,604)
Total increase (decrease) in net assets	(132,006,276)	68,658,214
NET ASSETS:
Beginning of period	305,460,292	236,802,078
End of period	$173,454,016	$305,460,292
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,850,002	5,900,002
Shares sold	3,500,000	2,650,000
Shares redeemed	(3,950,000)	(2,700,000)
Shares outstanding, end of period	5,400,002	5,850,002

See Notes to Financial Statements

First Trust SSI Strategic Convertible Securities ETF (FCVT)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 52.22	$ 40.14	$ 31.57	$ 28.72	$ 29.01
Income from investment operations:
Net investment income (loss)	(1.39)	(1.33)	(0.55)	(0.24)	(0.09)
Net realized and unrealized gain (loss)	(8.63)	14.42	9.65	3.58	0.52
Total from investment operations	(10.02)	13.09	9.10	3.34	0.43
Distributions paid to shareholders from:
Net investment income	(1.39)	(0.62)	(0.53)	(0.49)	(0.67)
Net realized gain	(8.69)	(0.39)	—	—	(0.05)
Total distributions	(10.08)	(1.01)	(0.53)	(0.49)	(0.72)
Net asset value, end of period	$32.12	$52.22	$40.14	$31.57	$28.72
Total return (a)	(22.76)%	32.74%	29.10%	11.72%	1.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 173,454	$ 305,460	$ 236,802	$ 194,158	$ 202,467
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(3.44)%	(2.60)%	(1.36)%	(0.63)%	(2.16)%
Portfolio turnover rate (b)	94%	135%	119%	64%	71%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund IV (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eleven funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FCVT” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of U.S. and non-U.S. convertible securities. There can be no assurances that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Convertible corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer/borrower, or the condition of the country of issue;
6)	the credit quality and cash flow of the issuer/borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in convertible securities that are acquired at a price significantly above the principal value. Consequently, the amortization of premium may exceed the interest income earned on the securities.
C. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$18,082,403	$3,695,653
Capital gains	33,385,657	2,284,319
Return of capital	—	—
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$314,378
Accumulated capital and other gain (loss)	(18,296,727)
Net unrealized appreciation (depreciation)	(6,686,707)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, for federal income tax purposes, the Fund had $18,296,727 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$7,795,874	$(35,005,408)	$27,209,534
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$175,749,983	$9,698,176	$(16,380,909)	$(6,682,733)
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Fund and First Trust have retained SSI Investment Management LLC (“SSI” or the “Sub-Advisor”) to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund’s investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund’s assets and will pay SSI for its services as the Fund’s sub-advisor. First Trust will also be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind transactions, for the fiscal year ended October 31, 2022, were $189,702,545 and $235,094,002, respectively.
For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $31,710,229 and $53,682,415, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to SSI will be reduced to reflect the reduction in the Advisor’s management fee.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund IV:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust SSI Strategic Convertible Securities ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended October 31, 2022, the amount of long-term capital gain distributions designated by the Fund was $33,385,657, which is taxable at the applicable capital gain tax rates for federal income tax purposes.
For the taxable year ended October 31, 2022, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
5.21%	5.17%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2021 and outperformed the Performance Universe median for the three- and five-year periods ended December 31, 2021. The Board also noted that the Fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that it has some fixed and some variable expenses in connection with providing services to the Fund, and that it expects its expenses related to the Fund to be greater in 2022 than they were in 2021, citing systems upgrades and increases in business costs due to inflationary pressures. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor experiences indirect benefits in the form of soft dollar commissions generated by the Fund and considered a summary of the Sub-Advisor’s soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Board Considerations Regarding Approval of Amendments to the Investment Management and Sub-Advisory Agreements
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
The Board of Trustees of First Trust Exchange-Traded Fund IV (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Advisory Agreement Amendment”) of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the amendment (the “Sub-Advisory Agreement Amendment” and together with the Advisory Agreement Amendment, the “Amendments”) of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and SSI Investment Management LLC (the “Sub-Advisor”) on behalf of the First Trust SSI Strategic Convertible Securities ETF (the “Fund”).
The Board approved the Amendments at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Advisory Agreement Amendment, the Board considered that the purpose of the Advisory Agreement Amendment is to modify the unitary fee rate for the Fund under the Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. In reviewing the Sub-Advisory Agreement Amendment, the Board considered that the purpose of the Sub-Advisory Agreement Amendment is to modify the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the Advisory Agreement Amendment. The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement will not be reduced or modified as a result of the Advisory Agreement Amendment and the Sub-Advisory Agreement Amendment, and that the obligations of the Advisor under the Advisory Agreement and the obligations of the Sub-Advisor under the Sub-Advisory Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreements were fair and reasonable and that the continuation of the Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of the Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust SSI Strategic Convertible Securities ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative

Additional Information (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $154,140. This figure is comprised of $5,931 paid (or to be paid) in fixed compensation and $148,209 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $79,156 paid (or to be paid) to senior management of First Trust Advisors L.P. and $74,984 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust SSI Strategic Convertible Securities ETF (FCVT)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
SSI Investment Management LLC
2121 Avenue of the Stars, Suite 2050
Los Angeles, CA 90067
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

FIRST TRUST

First Trust Exchange-Traded Fund IV

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First Trust Long Duration Opportunities ETF (LGOV)

------------------
Annual Report
For the Year Ended
October 31, 2022
------------------


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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Long Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Long Duration Opportunities ETF (the "Fund"), which contains detailed information about the Fund for the twelve months ended October 31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

The First Trust Long Duration Opportunities ETF's (the "Fund") primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S.
Treasury securities and mortgage-related securities. The Fund may also invest in exchange-traded funds ("ETFs") that principally invest in such securities. The
Fund may purchase mortgage-related securities in "to-be-announced" transactions
("TBA Transactions"), including mortgage dollar rolls.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (1/22/19)   Inception (1/22/19)
                                                                           10/31/22         to 10/31/22           to 10/31/22
FUND PERFORMANCE
NAV                                                                        -21.37%            -1.24%                -4.60%
Market Price                                                               -21.37%            -1.24%                -4.60%

INDEX PERFORMANCE
ICE BofA 5+ Year US Treasury Index                                         -22.65%            -2.06%                -7.55%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

---------------------------------------------------------------
                                                  % OF
FUND ALLOCATION                                NET ASSETS
---------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                     49.3%
U.S. Government Bonds and Notes                    8.3
U.S. Treasury Bills                                5.4
Money Market Funds                                41.0
Call Options Purchased                             0.8
Put Options Purchased                              0.2
Call Options Written                              (0.1)
Net Other Assets and Liabilities(1)               (4.9)
                                                -------
   Total                                         100.0%
                                                =======

---------------------------------------------------------------
                                            % OF TOTAL LONG
                                              FIXED-INCOME
                                           INVESTMENTS, CASH
CREDIT QUALITY(2)                          & CASH EQUIVALENTS
---------------------------------------------------------------
Government and Agency                             55.3%
Cash & Cash Equivalents                           44.7
                                                -------
   Total                                         100.0%
                                                =======

---------------------------------------------------------------
                                             % OF LONG-TERM
TOP TEN HOLDINGS                             INVESTMENTS(3)
---------------------------------------------------------------
Government National Mortgage Association,
   Series 2010-61, Class KE, 5.00%, 05/16/40      12.4%
Federal National Mortgage Association,
   Series 2005-74, Class NZ, 6.00%, 09/25/35       9.7
Federal National Mortgage Association, Pool
   TBA, 4.00%, 12/15/52                            9.2
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2018-K159, Class A3,
   3.95%, 11/25/33                                 8.7
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2021-K1522, Class A2,
   2.36%, 10/25/36                                 7.0
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2021-K1521, Class A2,
   2.18%, 08/25/36                                 6.8
U.S. Treasury Bond, 1.13%, 05/15/40                5.7
U.S. Treasury Bond, 1.13%, 08/15/40                5.6
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2018-K157, Class A3,
   3.99%, 08/25/33                                 5.0
Federal Home Loan Mortgage Corporation
   Multifamily Structured Pass Through
   Certificates, Series 2020-K120, Class
   XAM, IO, 1.21%, 10/25/30                        5.0
                                                -------
      Total                                       75.1%
                                                =======

---------------------------------------------------------------
WEIGHTED AVERAGE EFFECTIVE NET DURATION
---------------------------------------------------------------
October 31, 2022                              10.35 Years
High - March 31, 2022                         10.73 Years
Low - November 30, 2021                        9.55 Years

-----------------------------

(1)   Includes variation margin on futures.

(2)   The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization
      (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the
      Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government and Agency". Credit ratings are subject to change.

(3)   Percentages are based on the long positions only. Money market funds are excluded.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  JANUARY 22, 2019 - OCTOBER 31, 2022

             First Trust Long Duration   ICE BofA 5+ Year
                 Opportunities ETF       US Treasury Index
1/22/19               $10,000                 $10,000
4/30/19                10,425                  10,273
10/31/19               11,408                  11,321
4/30/20                12,436                  12,839
10/31/20               12,259                  12,536
4/30/21                11,760                  11,593
10/31/21               12,133                  11,951
4/30/22                10,797                  10,448
10/31/22                9,540                   9,245


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Long Duration Opportunities ETF (the "Fund" or
"LGOV"). First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

JAMES SNYDER - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
JEREMIAH CHARLES - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2019.

                                   COMMENTARY

The Fund's primary investment objective is to generate current income with a focus on preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S.
government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities.

MARKET RECAP

The 12-month period ended October 31, 2022 began with markets coming under pressure as measures of inflation began to accelerate upward, and market participants questioning whether inflation was truly transitory, as so proclaimed by the Federal Reserve (the "Fed"). In a continuation of the yield curve repricing following the September 2021 Federal Open Market Committee meeting, bond yields once again resumed their march higher as the calendar year flipped into 2022, as fears of the COVID-19 variant, Omicron, were pushed aside, broader economic data remained strong, and incoming inflation data was rapidly deteriorating. Finally, the Fed relented and abandoned its transitory language, began to pivot and signaled very hawkish monetary policy to come. This hawkish pivot included guidance on not only an aggressive path of future interest rate hikes, but also signaled the use of the balance sheet to finally conclude new purchases of U.S. Treasuries and Agency mortgage-backed securities ("MBS") and subsequently, to let the securities mature and roll off via Quantitative
Tightening. Unfortunately for the Fed and the broader U.S. economy, inflationary readings continued to push higher and the Fed was forced, albeit, in our opinion, clearly too late in its action, to act very aggressively. This started in June 2022 with the first 75 basis point ("bps") hike in nearly 30 years and was followed by successive 75 bps hikes at the Fed's July and September 2022 meetings. This abrupt monetary policy change kicked off rather sharp moves higher in interest rates, volatility, and risk asset pricing, with each coming under duress throughout the 2022 calendar year. Over the course of the 12-month period ended October 31, 2022, 2-Year Treasury yields rose +399 bps, the 5-Year
Treasury yield rose +305 bps, and the 10-Year yield rose +243 bps. These dramatic interest rate increases caused measures of volatility to spike, with the Merrill Lynch Option Volatility Estimate Index increasing to levels not seen since the Great Financial Crisis of 2008-09. With upward pressure in rates and sustained interest rate volatility, overall risk asset pricing and market liquidity have come under significant pressure. Over the period, securitized spreads have widened with the Agency mortgage basis closing at +175 bps on
October 31, 2022, which is +111 bps wider and the Government Option-Adjusted
Spread on Agency MBS widening 45 bps to close the period at 49 bps, with a period high of 64 bps.

PERFORMANCE ANALYSIS

For the 12-month period ended October 31, 2022, the Fund returned -21.37%, net of fees, on a net asset value ("NAV") basis.

For the same period, the ICE BofA 5+ Year US Treasury Index (the "Index")
returned -22.65%.

During the same period, the Fund outperformed the Index by 1.28% net of fees, on a NAV basis. Given the 2020-2021 historic ascent of home price appreciation and correspondingly, measures of inflation, the Fund elected to strategically run a lower overall effective duration. We remained mindful of the perceived logical response the Fed would be forced to counteract such purchasing power destruction, and as such maintained this very defensive posture on interest rates throughout the year. To help maintain this lower duration, the Fund utilizes derivatives, predominantly in treasury futures and options. The Fund uses these in both long and short positions, to manage both its overall interest rate exposure, and its key rate or duration exposure by maturity point along the yield curve. Additionally, the Fund uses long treasury futures to gain exposure to the U.S. government interest rates market. Since the Fund uses futures in

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

such a way, and interest rates are higher on the year, the use of futures has contributed to the negative total return of the Fund over the 12-month period ended October 31, 2022. However, active management of duration, curve and volatility exposures using these instruments has contributed to the relative outperformance versus the benchmark. Given the positively convex attributes of
Agency commercial mortgage-backed securities, and the team's favorable view on multifamily fundamentals, the Fund maintained a significant allocation to the sector. Additionally, the team has also looked to improve liquidity, and as such, reduced its Agency collateralized mortgage obligation holdings, and reallocated to U.S. Treasury and Treasury futures positions, alongside an increase in using the Agency MBS TBA Dollar Roll market. We felt that this was a prudent reallocation of risk to improve liquidity. Combined, these strategies helped to drive the relative outperformance, where the Fund outperformed the
Index by over 125 bps, net of fees, on a NAV basis calendar year-to-date.

MARKET OUTLOOK

As expected, on the back of a massive increase in M2 money supply, limited housing inventory coupled with historically low rates, ongoing supply chain delays and labor market shortages, inflationary pressure built to levels not seen in 40 years. We remain mindful of both how hard it can be to tame inflation once set in, and the impacts this can have on term premium pricing along the
U.S. yield curve. And while we believe that it won't be a straight line, we expect yields across the curve will continue to move higher, albeit at a much slower pace than experienced earlier this year. We believe the Fed may be forced to hike interest rates higher than the market expects, and as such believe that the curve inversion will continue to persist, although we do not expect significantly deeper inversion. Inflation remains high, however we believe the aggressive rate hikes implemented over the last several months have just begun to work their way through the broader economy, and already, it appears the housing market is beginning to cool off as month over month home price appreciation has turned negative. Currently, we do not believe the Fed will be an outright seller of its MBS holdings for long as measures of volatility and illiquidity remain this elevated. We do anticipate that heightened levels of rate volatility will remain over the shorter term, however, to expect measures of rate volatility and spread pricing to simply return to post-GFC/pre-COVID-19 levels in the near term and perhaps even intermediate term, would be unrealistic, in our view. Heavy handed Fed intervention appears to be over; for as long as inflation persists, the Fed appears committed to the fight. Despite the moderately bearish tone on rates, spreads are quite wide, and we believe opportunities abound, as we are now very positive on generic Agency MBS spread valuations.

We remain committed to finding value across the various sectors of the mortgage market, but also along the term spectrum of the U.S. yield curve. Given the massive increase in rates this year, we have begun to increase the interest rate sensitivity in the Fund as duration risks appear to be more balanced than earlier in the year, and should yields continue to climb, we will likely continue to extend duration. We remain committed to actively managing the convexity component in the portfolio; meaning we do not want to extend in duration as rates rise, and conversely, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, we plan to take advantage of very wide spreads in select securitized opportunities that the managers find to be attractively priced, mindful of overall market and Fund liquidity constraints. In our view, this approach would provide higher current income, total return, and spread protection for shareholders. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Long Duration Opportunities ETF (the "Fund"),
you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2022     OCTOBER 31, 2022      PERIOD (a)     PERIOD (a) (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
Actual                                               $1,000.00         $  883.60            0.65%            $3.09
Hypothetical (5% return before expenses)             $1,000.00         $1,021.93            0.65%            $3.31


(a)   Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ----------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 49.3%
                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.9%
                  Federal National Mortgage Association
$        942,978     Series 2005-74, Class NZ.....................................      6.00%       09/25/35    $      1,013,158
                  Government National Mortgage Association
       1,292,000     Series 2010-61, Class KE.....................................      5.00%       05/16/40           1,300,599
         411,671     Series 2015-168, Class GI, IO................................      5.50%       02/16/33              26,289
                                                                                                                ----------------
                                                                                                                       2,340,046
                                                                                                                ----------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 31.1%
                  Federal Home Loan Mortgage Corporation Multifamily Structured
                    Pass Through Certificates
       7,420,851     Series 2014-K036, Class X1, IO (a)...........................      0.69%       10/25/23              36,609
         570,000     Series 2018-K157, Class A3...................................      3.99%       08/25/33             524,356
       1,000,000     Series 2018-K159, Class A3...................................      3.95%       11/25/33             911,944
       1,936,000     Series 2019-K095, Class XAM, IO (a)..........................      1.24%       06/25/29             131,494
       6,850,000     Series 2020-K120, Class XAM, IO (a)..........................      1.21%       10/25/30             522,632
       1,991,492     Series 2020-K1515, Class X1, IO (a)..........................      1.51%       02/25/35             236,489
       2,634,646     Series 2020-K1516, Class X1, IO (a)..........................      1.51%       05/25/35             325,757
       3,425,783     Series 2020-K1517, Class X1, IO (a)..........................      1.33%       07/25/35             360,037
       1,000,000     Series 2021-K1521, Class A2..................................      2.18%       08/25/36             716,026
       1,000,000     Series 2021-K1522, Class A2..................................      2.36%       10/25/36             729,105
                  Government National Mortgage Association
         872,938     Series 2020-159, Class Z (b).................................      2.50%       10/16/62             457,429
         482,857     Series 2020-197, Class Z (a).................................      2.25%       10/16/62             227,691
         209,433     Series 2021-4, Class Z (a)...................................      2.00%       09/16/62              87,348
         900,924     Series 2021-28, Class Z (a)..................................      2.00%       10/16/62             401,028
                                                                                                                ----------------
                                                                                                                       5,667,945
                                                                                                                ----------------
                  PASS-THROUGH SECURITIES -- 5.3%
                  Federal National Mortgage Association
       1,000,000     Pool TBA.....................................................      5.00%       12/15/52             962,617
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.....................................         8,970,608
                  (Cost $11,298,464)                                                                            ----------------

U.S. GOVERNMENT BONDS AND NOTES -- 8.3%
       1,000,000  U.S. Treasury Bond..............................................      1.13%       05/15/40             594,492
         500,000  U.S. Treasury Bond..............................................      1.75%       08/15/41             325,254
       1,000,000  U.S. Treasury Bond..............................................      1.13%       08/15/40             589,570
                                                                                                                ----------------
                  TOTAL U.S. GOVERNMENT BONDS AND NOTES.......................................................         1,509,316
                  (Cost $1,917,075)                                                                             ----------------

U.S. TREASURY BILLS -- 5.4%
       1,000,000  U.S. Treasury Bill..............................................       (c)        03/16/23             984,194
                  (Cost $986,182)                                                                               ----------------



     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
MONEY MARKET FUNDS -- 41.0%
       7,466,268  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.85% (d)................................................................................         7,466,268
                  (Cost $7,466,268)                                                                             ----------------

                  TOTAL INVESTMENTS -- 104.0%.................................................................        18,930,386
                  (Cost $21,667,989)                                                                            ----------------


Page 8                  See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                         DESCRIPTION                         AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
PURCHASED OPTIONS -- 1.0%

CALL OPTIONS PURCHASED -- 0.8%
              20  U.S. 5-Year Treasury Futures Call.................  $  2,136,406  $     107.00    01/27/23    $         23,750
              15  U.S. Treasury Long Bond Futures Call..............     1,802,813        121.00    12/23/22              38,203
               5  U.S. Treasury Long Bond Futures Call..............       600,938        119.00    01/27/23              21,328
              10  U.S. Treasury Long Bond Futures Call..............     1,201,875        119.00    02/24/23              47,813
               5  U.S. Treasury Long Bond Futures Call..............       600,938        121.00    02/24/23              18,906
                                                                                                                ----------------
                  TOTAL CALL OPTIONS PURCHASED................................................................           150,000
                  (Cost $148,893)                                                                               ----------------

PUT OPTIONS PURCHASED -- 0.2%
              10  U.S. 5-Year Treasury Futures Put..................     1,068,203        107.50    02/24/23              18,203
              10  U.S. 10-Year Treasury Futures Put.................     1,108,750        110.50    01/27/23              17,344
                                                                                                                ----------------
                  TOTAL PUT OPTIONS PURCHASED.................................................................            35,547
                  (Cost $31,067)                                                                                ----------------

                  TOTAL PURCHASED OPTIONS.....................................................................           185,547
                  (Cost $179,960)                                                                               ----------------

CALL OPTIONS WRITTEN -- (0.1)%
              (5) U.S. Treasury Long Bond Futures Call..............     (600,938)        124.00     01/27/23            (10,469)
                  (Premiums received $15,612)                                                                   ----------------

                  NET OTHER ASSETS AND LIABILITIES -- (4.9)%..................................................          (891,840)
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $     18,213,624
                                                                                                                ================


FUTURES CONTRACTS AT OCTOBER 31, 2022 (See Note 2D - Futures Contracts in the
Notes to Financial Statements):


                                                                                                                   UNREALIZED
                                                                                                                  APPRECIATION
                                                                       NUMBER OF   EXPIRATION      NOTIONAL     (DEPRECIATION)/
                   FUTURES CONTRACTS                      POSITION     CONTRACTS      DATE          VALUE            VALUE
-------------------------------------------------------  -----------  -----------  -----------  --------------  ----------------
U.S. Treasury Long Bond Futures                             Long          18        Dec-2022    $    2,169,000  $          2,579
Ultra 10-Year U.S. Treasury Notes                           Long           5        Dec-2022           579,922              (247)
Ultra U.S. Treasury Bond Futures                            Long          12        Dec-2022         1,531,875           (13,251)
                                                                                                --------------  ----------------
                                                                                                $    4,280,797  $        (10,919)
                                                                                                ==============  ================


-----------------------------

(a)   Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(b)   Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(c)   Zero coupon security.

(d)   Rate shown reflects yield as of October 31, 2022.

IO    - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

TBA   - To-Be-Announced Security

                        See Notes to Financial Statements                 Page 9


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $     8,970,608    $            --    $     8,970,608    $            --
U.S. Government Bonds and Notes.......................        1,509,316                 --          1,509,316                 --
U.S. Treasury Bills...................................          984,194                 --            984,194                 --
Money Market Funds....................................        7,466,268          7,466,268                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................       18,930,386          7,466,268         11,464,118                 --
Call Options Purchased................................          150,000            150,000                 --                 --
Put Options Purchased.................................           35,547             35,547                 --                 --
Futures Contracts*....................................            2,579              2,579                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $    19,118,512    $     7,654,394    $    11,464,118    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $       (10,469)   $       (10,469)   $            --    $            --
Futures Contracts*....................................          (13,498)           (13,498)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $       (23,967)   $       (23,967)   $            --    $            --
                                                        ===============    ===============    ===============    ===============


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

Page 10                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value..................................................      $   18,930,386
Options contracts purchased, at value .................................             185,547
Cash segregated as collateral for open futures and written
   options contracts...................................................              36,374
Receivables:
   Interest............................................................              59,444
   Dividends...........................................................              16,615
                                                                             --------------
   Total Assets........................................................          19,228,366
                                                                             --------------
LIABILITIES:
Options contracts written, at value....................................              10,469
Payables:
   Investment securities purchased.....................................             962,253
   Variation margin....................................................              31,776
   Investment advisory fees............................................              10,244
                                                                             --------------
   Total Liabilities...................................................           1,014,742
                                                                             --------------
NET ASSETS.............................................................      $   18,213,624
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   25,253,857
Par value..............................................................               8,500
Accumulated distributable earnings (loss)..............................          (7,048,733)
                                                                             --------------
NET ASSETS.............................................................      $   18,213,624
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        21.43
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             850,002
                                                                             ==============
Investments, at cost...................................................      $   21,667,989
                                                                             ==============
Premiums paid on options contracts purchased...........................      $      179,960
                                                                             ==============
Premiums received on options contracts written.........................      $       15,612
                                                                             ==============


                        See Notes to Financial Statements                Page 11


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Interest...............................................................      $      647,213
Dividends..............................................................              93,179
                                                                             --------------
   Total investment income.............................................             740,392
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................             196,922
                                                                             --------------
   Total expenses......................................................             196,922
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             543,470
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (2,342,910)
   Futures contracts...................................................          (1,722,463)
   Purchased options contracts.........................................             (19,487)
   Written options contracts...........................................               2,831
                                                                             --------------
Net realized gain (loss)...............................................          (4,082,029)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................          (2,863,747)
   Futures contracts...................................................             (48,569)
   Purchased options contracts.........................................              (1,068)
   Written options contracts...........................................               9,383
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................          (2,904,001)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (6,986,030)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $   (6,442,560)
                                                                             ==============


Page 12                 See Notes to Financial Statements


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEAR ENDED       YEAR ENDED
                                                                               10/31/2022       10/31/2021
                                                                             --------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................      $      543,470   $       545,413
Net realized gain (loss)...............................................          (4,082,029)         (323,347)
Net change in unrealized appreciation (depreciation)...................          (2,904,001)         (611,405)
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from operations........          (6,442,560)         (389,339)
                                                                             --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................            (459,443)       (1,088,250)
Return of capital......................................................             (36,043)          (45,452)
                                                                             --------------   ---------------
Total distributions to shareholders....................................            (495,486)       (1,133,702)
                                                                             --------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           7,339,085        18,673,006
Cost of shares redeemed................................................         (15,438,060)       (5,624,256)
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................          (8,098,975)       13,048,750
                                                                             --------------   ---------------
Total increase (decrease) in net assets................................         (15,037,021)       11,525,709

NET ASSETS:
Beginning of period....................................................          33,250,645        21,724,936
                                                                             --------------   ---------------
End of period..........................................................      $   18,213,624   $    33,250,645
                                                                             ==============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................           1,200,002           750,002
Shares sold............................................................             300,000           650,000
Shares redeemed........................................................            (650,000)         (200,000)
                                                                             --------------   ---------------
Shares outstanding, end of period......................................             850,002         1,200,002
                                                                             ==============   ===============


                        See Notes to Financial Statements                Page 13


FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                          YEAR ENDED OCTOBER 31,
                                             ------------------------------------------------    PERIOD ENDED
                                                  2022             2021             2020        10/31/2019 (a)
                                             --------------   --------------   --------------   --------------
Net asset value, beginning of period           $    27.71       $    28.97       $    28.04       $    25.00
                                               ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.49             0.47             0.82             0.55
Net realized and unrealized gain (loss)             (6.36)           (0.77)            1.24             2.95
                                               ----------       ----------       ----------       ----------
Total from investment operations                    (5.87)           (0.30)            2.06             3.50
                                               ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.38)           (0.47)           (1.13)           (0.46)
Net realized gains                                     --            (0.45)              --               --
Return of capital                                   (0.03)           (0.04)              --               --
                                               ----------       ----------       ----------       ----------
Total distributions                                 (0.41)           (0.96)           (1.13)           (0.46)
                                               ----------       ----------       ----------       ----------
Net asset value, end of period                 $    21.43       $    27.71       $    28.97       $    28.04
                                               ==========       ==========       ==========       ==========
TOTAL RETURN (b)                                   (21.37)%          (1.02)%           7.46%           14.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   18,214       $   33,251       $   21,725       $   11,215
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets (c)                                        0.65%            0.69%(d)         0.69%(d)         0.65% (e)
Ratio of net investment income (loss) to
   average net assets                                1.79%            1.61%            1.89%            2.64% (e)
Portfolio turnover rate (f) (g)                        98%             142%             174%             152%


(a)   Inception date is January 22, 2019, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. The ratio does not include these indirect fees and expenses.

(d)   Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.65%.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(g)   The portfolio turnover rate not including mortgage dollar rolls was 69%,
      69%, 118% and 104% for the periods ended October 31, 2022, October 31,
      2021, October 31, 2020 and October 31, 2019, respectively.

Page 14                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Long Duration Opportunities ETF (the "Fund"),
which trades under the ticker "LGOV" on the NYSE Arca, Inc. ("NYSE Arca"). The
Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income with a focus on preservation of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a portfolio of investment-grade debt securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities, including publicly-issued U.S. Treasury securities and mortgage-related securities. The Fund may also invest in ETFs that principally invest in such securities. The Fund's investments in mortgage-related securities may include investments in fixed or adjustable-rate securities structured as
"pass-through" securities and collateralized mortgage obligations, including residential and commercial mortgage-backed securities, stripped mortgage-backed securities and real estate mortgage investment conduits. The Fund will invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies (such as Ginnie Mae), and U.S. government-sponsored entities (such as
Fannie Mae and Freddie Mac). The Fund may purchase government-sponsored mortgage-related securities in "to-be-announced" transactions ("TBA
Transactions"), including mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's portfolio managers. In addition to its investment in securities issued or guaranteed by the U.S. government, its agencies and government-sponsored entities, the Fund may invest up to 20% of its net assets in other types of debt securities, including privately-issued, non-agency sponsored asset-backed and mortgage-related securities, futures contracts, options, swap agreements, cash and cash equivalents, and ETFs that invest principally in fixed income securities. Further, the Fund may enter into short sales as part of its overall portfolio management strategy, or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the portfolio managers to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. The Fund targets a weighted average effective duration of eight or more years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the
      Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

      Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Shares of open-end funds are valued based on NAV per share.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the issuer, or the financial
                  condition of the country of issue;

            6)    the credit quality and cash flow of the issuer, or country of issue, based on the Pricing Committee's, sub-adviser's or
                  portfolio manager's analysis, as applicable, or external
                  analysis;

            7)    the information as to any transactions in or offers for the security;

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt
                  only);

           12)    the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2022, the Fund had no when-issued, delayed-delivery securities, or forward purchase commitments.

C. SHORT SALES

Short sales are utilized to manage interest rate and spread risk, and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

D. FUTURES CONTRACTS

The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk).
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the
Fund is not able to enter into an offsetting transaction, the Fund will continue


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in
"Net realized gain (loss) on futures contracts" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" receivable or payable on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the
Fund writes (sells) an option, an amount equal to the premium received by the
Fund is included in "Options contracts written, at value" on the Statement of
Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in "Premiums paid on options contracts purchased" on the Statement of Assets and Liabilities. Options
are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. Realized gains and losses on purchased options are included in "Net realized gain (loss) on purchased options contracts" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The
Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

                                                                         Page 19

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

F. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value.
Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a
PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

H. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal.
When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of
Investments.

I. MORTGAGE DOLLAR ROLLS AND TBA TRANSACTIONS

The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell)
substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the
Fund. The Fund may also invest in TBA Transactions. A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA
Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.

J. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                              2022           2021
Ordinary income.................................  $    459,443   $  1,088,250
Capital gains...................................            --             --
Return of capital...............................        36,043         45,452


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $         --
Accumulated capital and other gain (loss).......    (4,265,975)
Net unrealized appreciation (depreciation)......    (2,782,758)

K. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $4,265,975.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31,
2022, the adjustments for the Fund were as follows:

                                Accumulated
             Accumulated        Net Realized
            Net Investment      Gain (Loss)
            Income (Loss)      on Investments     Paid-in Capital
            --------------     --------------     ---------------
            $     (173,358)    $      173,358     $            --

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross               Gross          Net Unrealized
                                 Unrealized         Unrealized         Appreciation
               Tax Cost         Appreciation      (Depreciation)      (Depreciation)
            --------------     --------------     ---------------     ---------------
            $   21,702,225     $       48,425     $    (2,831,183)    $    (2,782,758)


L. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, pro rata share of fees and expenses attributable to investments in other investment companies ("acquired fund fees and expenses"), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October
31, 2022, were $18,101,630 and $0, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the fiscal year ended October 31, 2022, were $27,082,614 and $0, respectively. The cost of purchases to cover investments sold short and the proceeds of investments sold short were
$1,020,703 and $1,020,703, respectively.

For the fiscal year ended October 31, 2022, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                          ----------------------------------------   --------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ----------   --------------------------  ----------
Futures       Interest    Unrealized appreciation                    Unrealized depreciation
              rate risk   on futures contracts*         $    2,579   on futures contracts*       $   13,498

Options       Interest    Options contracts                          Options contracts
              rate risk   purchased, at value              185,547   written, at value               10,469


* Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                              INTEREST RATE RISK
--------------------------------------------------------------------------------
Net realized gain (loss) on:
   Futures contracts                                            $ (1,722,463)
   Purchased options contracts                                       (19,487)
   Written options contracts                                           2,831

Net change in unrealized appreciation (depreciation) on:
   Futures contracts                                                 (48,569)
   Purchased options contracts                                        (1,068)
   Written options contracts                                           9,383

For the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $617,596,971 and $621,355,002, respectively.

During the fiscal year ended October 31, 2022, the premiums for purchased options contracts opened were $3,132,372 and the premiums for purchased options contracts closed, exercised and expired were $2,974,398.

During the fiscal year ended October 31, 2022, the premiums for written options contracts opened were $550,078 and the premiums for written options contracts closed, exercised and expired were $538,648.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an

                                                                         Page 23

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                                OCTOBER 31, 2022

Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                9. OTHER MATTERS

By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Long Duration Opportunities ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund IV, including the portfolio of investments, as of October
31, 2022, the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended 2022, 2021, and 2020 and for the period from January 22, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended, and the financial highlights for the years ended 2022, 2021, and
2020, and for the period from January 22, 2019 (commencement of operations)
through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 25

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal year ended
October 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of the Fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the
Fund's shares and result in increased market volatility. During any such events, the Fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor") on behalf of the First Trust Long Duration Opportunities ETF
(the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense
Universe"), each assembled by Broadridge Financial Solutions, Inc.
("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance
Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the
Advisor; any indirect benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, counsel to the Independent Trustees, on behalf of the Independent
Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the
Advisor manages the Fund and knowing the Fund's unitary fee.

                                                                         Page 29

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Securitized Products Group is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Securitized
Products Group and noted the Board's prior meetings with members of the Group.
The Board considered the Advisor's statement that it applies the same oversight model internally with its Securitized Products Group as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the
Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the
Agreement and interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the
Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the
Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net)
expense ratio of the peer funds in the Expense Group. With respect to the
Expense Group, the Board, at the April 18, 2022 meeting, discussed with
Broadridge its methodology for assembling peer groups and discussed with the
Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the
Advisor's demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median for the one-year period ended December 31, 2021 and outperformed the benchmark index for the one-year period ended December 31, 2021.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide

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               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the
Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the
Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Long Duration
Opportunities ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long Duration Opportunities ETF
(the "Fund"), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative
Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $35,517. This figure is comprised of $1,853 paid (or to be paid) in fixed compensation and
$33,664 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $9,477 paid (or to be paid) to senior management of First Trust Advisors L.P. and
$26,040 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the
Fund (collectively, "Code Staff").

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 33


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

               FIRST TRUST LONG DURATION OPPORTUNITIES ETF (LGOV)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 35


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (KNG)

------------------
  Annual Report
For the Year Ended
 October 31, 2022
------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R);
hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the "Fund"), which contains detailed information about the Fund for the twelve months ended October
31, 2022.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

The FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Cboe
S&P 500(R) Dividend Aristocrats Target Income Index Monthly Series (the
"Index").

The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks and call options that comprise the
Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Index is owned, developed, maintained and calculated by S&P Opco, LLC (the "Index Provider").
The Index is a rules-based buy-write index designed with the primary goal of generating an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P
500(R) Index and a secondary goal of generating capital appreciation based on the price returns of the equity securities contained in the Index. The Index's objective to deliver a target level of income could result in the Fund selling securities to meet the target, which could make the Fund less tax-efficient than other ETFs. The Index is composed of two parts: (1) an equal-weighted portfolio of the stocks contained in the S&P 500 Dividend Aristocrats Index (the
"Aristocrat Stocks") that have options that trade on a national securities exchange and (2) a rolling series of short (written) call options on each of the
Aristocrat Stocks (the "Covered Calls"). The S&P 500 Dividend Aristocrats Index
includes companies in the S&P 500(R) Index that have increased dividend payments each year for at least 25 consecutive years and have a float adjusted market-cap of at least $3 billion as of the rebalancing reference date and have an average daily value traded of at least $5 million.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended   Inception (3/26/18)   Inception (3/26/18)
                                                                           10/31/22         to 10/31/22           to 10/31/22
FUND PERFORMANCE
NAV                                                                         -4.52%             9.41%                51.27%
Market Price                                                                -4.54%             9.41%                51.26%

INDEX PERFORMANCE
Cboe S&P 500(R) Dividend Aristocrats Target Income
   Index Monthly Series                                                     -3.83%            10.24%                56.59%
S&P 500(R) Dividend Aristocrats Index                                       -3.78%            10.75%                59.92%
S&P 500(R) Index                                                           -14.61%            10.43%                57.85%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

---------------------------------------------------------------
                                              % OF TOTAL
                                               LONG-TERM
SECTOR CLASSIFICATION                         INVESTMENTS
---------------------------------------------------------------
Consumer Staples                                 22.0%
Industrials                                      19.1
Materials                                        12.4
Financials                                       10.8
Health Care                                      10.6
Consumer Discretionary                            7.8
Information Technology                            4.8
Utilities                                         4.7
Real Estate                                       4.7
Energy                                            3.1
                                                -------
   Total                                        100.0%
                                                =======

---------------------------------------------------------------
                                               % OF NET
FUND ALLOCATION                                 ASSETS
---------------------------------------------------------------
Common Stocks                                    99.8%
Money Market Funds                                0.5
Call Options Written                             (0.3)
Net Other Assets and Liabilities                  0.0*
                                                -------
   Total                                        100.0%
                                                =======

* Amount is less than 0.1%.

---------------------------------------------------------------
                                              % OF TOTAL
                                               LONG-TERM
TOP TEN HOLDINGS                              INVESTMENTS
---------------------------------------------------------------
Caterpillar, Inc.                                 1.7%
W.W.Grainger, Inc.                                1.7
Roper Technologies, Inc.                          1.7
Archer-Daniels-Midland Co.                        1.6
A.O.Smith Corp.                                   1.6
Kimberly-Clark Corp.                              1.6
S&P Global, Inc.                                  1.6
Linde PLC                                         1.6
McDonald's Corp.                                  1.6
Federal Realty Investment Trust                   1.6
                                                -------
   Total                                         16.3%
                                                =======

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       MARCH 26, 2018 - OCTOBER 31, 2022

              FT Cboe Vest S&P 500(R)     Cboe S&P 500(R) Dividend
            Dividend Aristocrats Target   Aristocrats Target Income   S&P 500 Dividend    S&P 500(R)
                   Income ETF(R)            Index Monthly Series      Aristocrats Index     Index
3/26/18               $10,000                      $10,000                 $10,000         $10,000
4/30/18                 9,957                        9,962                   9,958           9,974
10/31/18               10,285                       10,331                  10,349          10,313
4/30/19                11,264                       11,355                  11,449          11,320
10/31/19               11,929                       12,076                  12,181          11,791
4/30/20                10,550                       10,720                  10,856          11,418
10/31/20               11,814                       12,042                  12,225          12,935
4/30/21                15,088                       15,446                  15,754          16,667
10/31/21               15,847                       16,285                  16,622          18,485
4/30/22                15,601                       16,096                  16,436          16,701
10/31/22               15,127                       15,659                  15,992          15,785


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R)
("KNG" or the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street,
Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately
$9.3 billion under management or committed to management as of October 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since March 2021.

                                   COMMENTARY

DISCUSSION OF FUND PERFORMANCE

This discussion is for the Fund for the 12-month period ended October 31, 2022
(the "current fiscal period"). The Fund seeks to track the Cboe S&P 500(R)
Dividend Aristocrats Target Income Index Monthly Series (the "SPATI Index" or
the "Benchmark").

MARKET RECAP

The strong global equity market rally of the prior fiscal year was followed by a sharp downturn in the current period, as high levels of inflation took hold, in large part due to easy monetary and fiscal policies, pandemic-induced supply chain disruptions, and the impact of the Russia-Ukraine war on energy prices.
The Federal Reserve (the "Fed") responded to the increasing inflation rate by hiking the Fed Funds target rate by 3% by the end of the current period. They started slowly, with smaller hikes in March and May 2022, and picked up the pace with larger hikes in June, July, and September of 2022. This Fed action to cool inflation and the economy pushed stocks lower.

While equity markets were relatively flat for the first five months of the current fiscal period (November 2021 through March 2022), they fell sharply over the final seven months of the period (April 2022 through October 2022), as inflation and the Fed's response to it, accelerated. U.S. equities, as measured by the S&P 500(R) Index fell 14.61%. As in the prior period, the current fiscal period also saw extreme variations in returns across the eleven primary sectors within the S&P 500(R) Index. Four of the eleven sectors posted increases, with the Energy sector far outpacing the rest of the market. The top three performing sectors were Energy, Consumer Staples, and Utilities, which returned 64.3%,
4.9%, and 2.9%, respectively. The bottom three sectors were Communication
Services, Consumer Discretionary, and Real Estate. These bottom performing sectors returned -40.6%, -28.5%, and -20.7%, respectively.

PERFORMANCE ANALYSIS

During the current fiscal period, the Fund generally held approximately equal weights in 65 stocks, as well as written call options on almost all of these stocks. The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 3.0% in excess of the dividend yield of the S&P 500(R) Index annually. The options positions contributed a positive 0.05% to the Fund's net asset value ("NAV") performance for the period.

For the current fiscal period, the Fund's NAV performance was -4.52%, and using market prices was -4.54%, while the SPATI Index performance was -3.83%. The underperformance of 0.69% can be explained by the following factors:

      1.    Fees and Expenses: Fees and expenses reduced the Fund's performance by approximately 0.72%.

      2.    Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, reduced the Fund's performance by approximately 0.06%.

      3.    Fund versus Index Holdings: While the Fund attempts to hold securities in the same proportion (i.e., weighting) as the Index, at times the Fund weights may deviate from the Index weights. The options positions may be "optimized" such that the Fund's option weights are set to account for any liquidity concerns. That is, options that trade with wider bid-ask spreads may be excluded from the Fund holdings to minimize execution costs. For the current fiscal period we estimate that the difference in weights between the
            Fund and the Index had a net 0.09% positive impact to the Fund's performance.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

IMPACT OF FUND HOLDINGS ON PERFORMANCE

The top five performing holdings in the Fund for the current fiscal period were
Exxon Mobil Corp., Cardinal Health, Inc., Chevron Corp., Archer-Daniels-Midland
Co., and Genuine Parts Co., with returns of 79.7%, 64.4%, 64.4%, 54.0%, and
39.2%, respectively.

The bottom five performing holdings for the current fiscal period were VF Corp.,
Stanley Black & Decker, Inc., T. Rowe Price Group, Inc., West Pharmaceutical
Services, and Pentair PLC, with returns of -59.8%, -55.2%, -49.3%, -46.4%, and
-40.9%, respectively.

IMPACT OF SECTOR WEIGHTINGS ON PERFORMANCE

For the current fiscal period, the Fund had sector weightings that were in line with the benchmark, as the Fund seeks to track the SPATI Index. However, the
Fund's sector weightings were substantially different than the sector weightings of the S&P 500(R) Index. Relative to the S&P 500(R) Index, the Fund was
significantly overweight the Consumer Staples, Industrials, and Materials sectors, and was significantly underweight the Information Technology,
Communication Services, and Consumer Discretionary sectors. The net effect of the Fund's sector weightings relative to those of the S&P 500(R) Index's sector weightings positively impacted the Fund's performance.

Strong performances from the Fund's holdings within the Consumer Staples sector, coupled with the Fund's relative overweight in this sector, contributed to relative overperformance for the Fund, versus the S&P 500(R) Index for the current fiscal period.

Weak performances in the Information Technology and Communication Services
sectors, coupled with the Fund's relative underweights in these sectors, contributed to relative overperformance for the Fund, versus the S&P 500(R)
Index for the current fiscal period.

MARKET AND FUND OUTLOOK

During the current fiscal period, the Russia-Ukraine war, as well as high inflation and the Fed's response to it, were front and center as key drivers of equity market performance. Moving into the next fiscal year, these will again be dominant themes, in our opinion. We believe the Fed's interest rate hikes in
2022 seem to have laid the groundwork for taming inflation in the coming year.
With the U.S. unemployment rate sitting below 4%, should the Fed need to tighten further, they should be able to do so without causing abnormally high unemployment rates, in our view. This should bode well for most U.S. equities, in our opinion.

The Fund generally holds equal weights in stocks within the S&P 500(R) Index that have increased their dividends for at least 25 consecutive years. These stocks are considered, in our view, to have management teams that are extremely prudent and keenly focused on long-term performance. We believe that the Fund is properly positioned to achieve its investment objective.


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income
ETF(R) (the "Fund"), you incur two types of costs: (1) transaction costs; and
(2) ongoing costs, including management fees, distribution and/or service
(12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2022     OCTOBER 31, 2022       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
Actual                                               $1,000.00         $  969.80            0.75%            $3.72
Hypothetical (5% return before expenses)             $1,000.00         $1,021.42            0.75%            $3.82


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS -- 99.8%
                  AEROSPACE & DEFENSE -- 1.5%
          31,151  General Dynamics Corp. (a)..................................................................  $      7,781,520
                                                                                                                ----------------
                  AIR FREIGHT & LOGISTICS -- 1.6%
          81,126  Expeditors International of Washington, Inc. (a)............................................         7,938,179
                                                                                                                ----------------
                  BEVERAGES -- 4.7%
         117,807  Brown-Forman Corp., Class B.................................................................         8,010,876
         131,926  Coca-Cola (The) Co. (a).....................................................................         7,895,771
          42,745  PepsiCo, Inc. (a)...........................................................................         7,761,637
                                                                                                                ----------------
                                                                                                                      23,668,284
                                                                                                                ----------------
                  BIOTECHNOLOGY -- 1.4%
          50,335  AbbVie, Inc. (a)............................................................................         7,369,044
                                                                                                                ----------------
                  BUILDING PRODUCTS -- 1.6%
         149,508  A.O. Smith Corp. (a)........................................................................         8,190,048
                                                                                                                ----------------
                  CAPITAL MARKETS -- 4.7%
         332,822  Franklin Resources, Inc. (a)................................................................         7,804,676
          25,284  S&P Global, Inc. (a)........................................................................         8,122,485
          72,749  T. Rowe Price Group, Inc. (a)...............................................................         7,723,034
                                                                                                                ----------------
                                                                                                                      23,650,195
                                                                                                                ----------------
                  CHEMICALS -- 9.4%
          31,137  Air Products and Chemicals, Inc. (a)........................................................         7,796,705
          28,070  Albemarle Corp. (a).........................................................................         7,855,951
          51,169  Ecolab, Inc. (a)............................................................................         8,037,115
          27,308  Linde PLC (a)...............................................................................         8,120,034
          67,843  PPG Industries, Inc. (a)....................................................................         7,746,313
          35,736  Sherwin-Williams (The) Co. (a)..............................................................         8,041,672
                                                                                                                ----------------
                                                                                                                      47,597,790
                                                                                                                ----------------
                  COMMERCIAL SERVICES & SUPPLIES -- 1.6%
          18,692  Cintas Corp. (a)............................................................................         7,991,765
                                                                                                                ----------------
                  CONTAINERS & PACKAGING -- 1.5%
         672,123  Amcor PLC (a)...............................................................................         7,783,184
                                                                                                                ----------------
                  DISTRIBUTORS -- 1.6%
          44,532  Genuine Parts Co. (a).......................................................................         7,920,462
                                                                                                                ----------------
                  ELECTRIC UTILITIES -- 1.6%
         103,643  NextEra Energy, Inc. (a)....................................................................         8,032,332
                                                                                                                ----------------
                  ELECTRICAL EQUIPMENT -- 1.5%
          90,535  Emerson Electric Co. (a)....................................................................         7,840,331
                                                                                                                ----------------
                  EQUITY REAL ESTATE INVESTMENT TRUSTS -- 4.6%
          33,364  Essex Property Trust, Inc. (a)..............................................................         7,414,815
          81,754  Federal Realty Investment Trust (a).........................................................         8,092,011
         128,707  Realty Income Corp. (a).....................................................................         8,014,585
                                                                                                                ----------------
                                                                                                                      23,521,411
                                                                                                                ----------------
                  FOOD & STAPLES RETAILING -- 4.7%
          93,179  Sysco Corp. (a).............................................................................         8,065,574
         218,939  Walgreens Boots Alliance, Inc. (a)..........................................................         7,991,274
          54,480  Walmart, Inc. (a)...........................................................................         7,754,138
                                                                                                                ----------------
                                                                                                                      23,810,986
                                                                                                                ----------------


Page 8                  See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS (CONTINUED)
                  FOOD PRODUCTS -- 4.7%
          85,069  Archer-Daniels-Midland Co. (a)..............................................................  $      8,249,992
         168,217  Hormel Foods Corp. (a)......................................................................         7,813,680
         101,946  McCormick & Co., Inc. (a)...................................................................         8,017,033
                                                                                                                ----------------
                                                                                                                      24,080,705
                                                                                                                ----------------
                  GAS UTILITIES -- 1.6%
          74,938  Atmos Energy Corp. (a)......................................................................         7,984,644
                                                                                                                ----------------
                  HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
          77,271  Abbott Laboratories (a).....................................................................         7,645,193
          33,724  Becton, Dickinson and Co. (a)...............................................................         7,957,852
          90,546  Medtronic PLC (a)...........................................................................         7,908,288
                                                                                                                ----------------
                                                                                                                      23,511,333
                                                                                                                ----------------
                  HEALTH CARE PROVIDERS & SERVICES -- 1.5%
         102,913  Cardinal Health, Inc. (a)...................................................................         7,811,097
                                                                                                                ----------------
                  HOTELS, RESTAURANTS & LEISURE -- 1.6%
          29,747  McDonald's Corp. (a)........................................................................         8,110,817
                                                                                                                ----------------
                  HOUSEHOLD PRODUCTS -- 7.8%
         102,400  Church & Dwight Co., Inc. (a)...............................................................         7,590,912
          54,818  Clorox (The) Co. (a)........................................................................         8,005,621
         105,457  Colgate-Palmolive Co. (a)...................................................................         7,786,945
          65,553  Kimberly-Clark Corp. (a)....................................................................         8,158,726
          58,708  Procter & Gamble (The) Co. (a)..............................................................         7,906,206
                                                                                                                ----------------
                                                                                                                      39,448,410
                                                                                                                ----------------
                  INDUSTRIAL CONGLOMERATES -- 1.6%
          64,158  3M Co. (a)..................................................................................         8,070,435
                                                                                                                ----------------
                  INSURANCE -- 6.1%
         122,737  Aflac, Inc. (a).............................................................................         7,991,406
         120,403  Brown & Brown, Inc. (a).....................................................................         7,078,492
          37,344  Chubb Ltd. (a)..............................................................................         8,024,852
          76,209  Cincinnati Financial Corp. (a)..............................................................         7,873,914
                                                                                                                ----------------
                                                                                                                      30,968,664
                                                                                                                ----------------
                  IT SERVICES -- 3.1%
          32,059  Automatic Data Processing, Inc. (a).........................................................         7,748,660
          57,239  International Business Machines Corp. (a)...................................................         7,915,582
                                                                                                                ----------------
                                                                                                                      15,664,242
                                                                                                                ----------------
                  LIFE SCIENCES TOOLS & SERVICES -- 1.5%
          32,098  West Pharmaceutical Services, Inc. (a)......................................................         7,385,750
                                                                                                                ----------------
                  MACHINERY -- 8.0%
          39,702  Caterpillar, Inc. (a).......................................................................         8,593,895
          60,206  Dover Corp. (a).............................................................................         7,868,322
          37,827  Illinois Tool Works, Inc. (a)...............................................................         8,077,199
         186,243  Pentair PLC (a).............................................................................         7,999,137
         100,013  Stanley Black & Decker, Inc. (a)............................................................         7,850,021
                                                                                                                ----------------
                                                                                                                      40,388,574
                                                                                                                ----------------
                  METALS & MINING -- 1.5%
          56,364  Nucor Corp. (a).............................................................................         7,405,102
                                                                                                                ----------------


                        See Notes to Financial Statements                 Page 9


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


     SHARES                                               DESCRIPTION                                                VALUE
----------------  --------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS (CONTINUED)
                  MULTILINE RETAIL -- 1.5%
          46,935  Target Corp. (a)............................................................................  $      7,709,074
                                                                                                                ----------------
                  MULTI-UTILITIES -- 1.6%
          89,680  Consolidated Edison, Inc. (a)...............................................................         7,888,253
                                                                                                                ----------------
                  OIL, GAS & CONSUMABLE FUELS -- 3.1%
          43,869  Chevron Corp. (a)...........................................................................         7,935,902
          71,248  Exxon Mobil Corp. (a).......................................................................         7,894,991
                                                                                                                ----------------
                                                                                                                      15,830,893
                                                                                                                ----------------
                  PHARMACEUTICALS -- 1.5%
          44,420  Johnson & Johnson (a).......................................................................         7,727,747
                                                                                                                ----------------
                  SOFTWARE -- 1.7%
          20,376  Roper Technologies, Inc. (a)................................................................         8,446,667
                                                                                                                ----------------
                  SPECIALTY RETAIL -- 1.6%
          40,483  Lowe's Cos., Inc. (a).......................................................................         7,892,161
                                                                                                                ----------------
                  TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
         272,613  VF Corp. (a)................................................................................         7,701,317
                                                                                                                ----------------
                  TRADING COMPANIES & DISTRIBUTORS -- 1.7%
          14,464  W.W. Grainger, Inc. (a).....................................................................         8,452,038
                                                                                                                ----------------
                  TOTAL COMMON STOCKS.........................................................................       505,573,454
                  (Cost $518,013,196)                                                                           ----------------

MONEY MARKET FUNDS -- 0.5%
       2,395,234  Dreyfus Government Cash Management Fund, Institutional Shares - 2.91% (b)...................         2,395,234
                  (Cost $2,395,234)                                                                             ----------------

                  TOTAL INVESTMENTS -- 100.3%.................................................................       507,968,688
                  (Cost $520,408,430)                                                                           ----------------



   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                           DESCRIPTION                       AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
CALL OPTIONS WRITTEN -- (0.3)%
             (22) 3M Co.............................................  $   (276,738) $     115.00    11/18/22             (24,860)
             (61) A.O. Smith Corp...................................      (334,158)        50.00    11/18/22             (32,086)
             (39) Abbott Laboratories...............................      (385,866)        95.00    11/18/22             (18,720)
             (22) AbbVie, Inc.......................................      (322,080)       145.00    11/18/22              (9,460)
             (64) Aflac, Inc........................................      (416,704)        60.00    11/18/22             (33,920)
             (14) Air Products and Chemicals, Inc...................      (350,560)       240.00    11/18/22             (20,650)
              (9) Albemarle Corp....................................      (251,883)       270.00    11/18/22             (19,170)
            (279) Amcor PLC.........................................      (323,082)        11.00    11/18/22             (22,320)
             (47) Archer-Daniels-Midland Co.........................      (455,806)        90.00    11/18/22             (36,660)
             (32) Atmos Energy Corp.................................      (340,960)       100.00    11/18/22             (24,640)
             (14) Automatic Data Processing, Inc....................      (338,380)       230.00    11/18/22             (19,292)
             (13) Becton, Dickinson and Co..........................      (306,761)       220.00    11/18/22             (24,700)
            (127) Brown & Brown, Inc................................      (746,633)        60.00    11/18/22             (12,192)
             (58) Cardinal Health, Inc..............................      (440,220)        72.50    11/18/22             (27,840)
             (18) Caterpillar, Inc..................................      (389,628)       190.00    11/18/22             (49,140)
             (27) Chevron Corp......................................      (488,430)       175.00    11/18/22             (24,057)
             (28) Chubb Ltd.........................................      (601,692)       200.00    11/18/22             (43,400)
             (75) Church & Dwight Co., Inc..........................      (555,975)        75.00    11/18/22              (7,875)
             (32) Cincinnati Financial Corp.........................      (330,624)       100.00    11/18/22             (17,376)


Page 10                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   NUMBER OF                                                            NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                           DESCRIPTION                       AMOUNT        PRICE          DATE           VALUE
----------------  --------------------------------------------------  ------------  ------------  ------------  ----------------
CALL OPTIONS WRITTEN (CONTINUED)
             (11) Cintas Corp.......................................  $   (470,305) $     400.00    11/18/22    $        (34,210)
             (25) Clorox (The) Co...................................      (365,100)       135.00    11/18/22             (32,250)
             (55) Coca-Cola (The) Co................................      (329,175)        55.00    11/18/22             (28,435)
             (79) Colgate-Palmolive Co..............................      (583,336)        72.50    11/18/22             (22,120)
             (48) Consolidated Edison, Inc..........................      (422,208)        85.00    11/18/22             (19,680)
             (30) Dover Corp........................................      (392,070)       125.00    11/18/22             (23,250)
             (20) Ecolab, Inc.......................................      (314,140)       145.00    11/18/22             (28,600)
             (45) Emerson Electric Co...............................      (389,700)        82.50    11/18/22             (21,375)
             (15) Essex Property Trust, Inc.........................      (333,360)       230.00    11/18/22              (5,010)
             (50) Expeditors International of Washington, Inc.......      (489,250)        95.00    11/18/22             (29,250)
             (37) Exxon Mobil Corp..................................      (409,997)       105.00    11/18/22             (26,899)
             (47) Federal Realty Investment Trust...................      (465,206)        90.00    11/18/22             (46,530)
            (114) Franklin Resources, Inc...........................      (267,330)        22.50    11/18/22             (17,670)
             (16) General Dynamics Corp.............................      (399,680)       240.00    11/18/22             (19,200)
             (26) Genuine Parts Co..................................      (462,436)       160.00    11/18/22             (52,000)
            (111) Hormel Foods Corp.................................      (515,595)        45.00    11/18/22             (22,755)
             (20) Illinois Tool Works, Inc..........................      (427,060)       195.00    11/18/22             (39,800)
             (45) International Business Machines Corp..............      (622,305)       130.00    11/18/22             (40,275)
             (42) Johnson & Johnson.................................      (730,674)       170.00    11/18/22             (24,780)
             (41) Kimberly-Clark Corp...............................      (510,286)       115.00    11/18/22             (41,410)
             (14) Linde PLC.........................................      (416,290)       290.00    11/18/22             (23,240)
             (13) Lowe's Cos., Inc..................................      (253,435)       180.00    11/18/22             (25,675)
             (72) McCormick & Co., Inc..............................      (566,208)        75.00    11/18/22             (32,400)
             (14) McDonald's Corp...................................      (381,724)       250.00    11/18/22             (33,530)
             (39) Medtronic PLC.....................................      (340,626)        82.50    11/18/22             (22,913)
             (42) NextEra Energy, Inc...............................      (325,500)        72.50    11/18/22             (24,360)
             (21) Nucor Corp........................................      (275,898)       135.00    11/18/22              (7,959)
             (79) Pentair PLC.......................................      (339,305)        40.00    11/18/22             (26,465)
             (42) PepsiCo, Inc......................................      (762,636)       175.00    11/18/22             (33,768)
             (38) PPG Industries, Inc...............................      (433,884)       115.00    11/18/22             (11,780)
             (44) Procter & Gamble (The) Co.........................      (592,548)       130.00    11/18/22             (27,500)
             (65) Realty Income Corp................................      (404,755)        57.50    11/18/22             (33,800)
              (9) Roper Technologies, Inc...........................      (373,086)       370.00    11/18/22             (42,750)
             (12) S&P Global, Inc...................................      (385,500)       300.00    11/18/22             (30,060)
             (15) Sherwin-Williams (The) Co.........................      (337,545)       210.00    11/18/22             (27,255)
             (25) Stanley Black & Decker, Inc.......................      (196,225)        75.00    11/18/22             (13,500)
             (44) Sysco Corp........................................      (380,864)        80.00    11/18/22             (32,560)
             (31) T. Rowe Price Group, Inc..........................      (329,096)       105.00    11/18/22             (16,709)
             (18) Target Corp.......................................      (295,650)       160.00    11/18/22             (18,180)
             (47) VF Corp...........................................      (132,775)        27.50    11/18/22              (7,708)
              (7) W.W. Grainger, Inc................................      (409,045)       520.00    11/18/22             (42,336)
            (160) Walgreens Boots Alliance, Inc.....................      (584,000)        35.00    11/18/22             (28,960)
             (25) Walmart, Inc......................................      (355,825)       135.00    11/18/22             (23,000)
              (8) West Pharmaceutical Services, Inc.................      (184,080)       230.00    11/18/22              (7,200)
                                                                                                                ----------------
                  TOTAL CALL OPTIONS WRITTEN..................................................................        (1,637,465)
                  (Premiums received $894,455)                                                                  ----------------

                  NET OTHER ASSETS AND LIABILITIES -- 0.0%....................................................           236,304
                                                                                                                ----------------
                  NET ASSETS -- 100.0%........................................................................  $    506,567,527
                                                                                                                ================


                        See Notes to Financial Statements                Page 11


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022

(a)   All or a portion of this security is pledged as collateral for the options written. At October 31, 2022, the value of these securities amount to
      $25,611,893 or 5.1% of net assets.

(b)   Rate shown reflects yield as of October 31, 2022.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Common Stocks*........................................  $   505,573,454    $   505,573,454    $            --    $            --
Money Market Funds....................................        2,395,234          2,395,234                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................  $   507,968,688    $   507,968,688    $            --    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $    (1,637,465)   $    (1,198,512)   $      (438,953)   $            --
                                                        ===============    ===============    ===============    ===============


*     See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value..................................................      $  507,968,688
Cash segregated as collateral for open options contracts...............               6,137
Receivables:
   Investment securities sold..........................................          40,143,104
   Capital shares sold.................................................          25,251,215
   Dividends...........................................................             653,052
                                                                             --------------
   Total Assets........................................................         574,022,196
                                                                             --------------
LIABILITIES:
Options contracts written, at value....................................           1,637,465
Payables:
   Investment securities purchased.....................................          40,371,733
   Capital shares purchased............................................          25,139,721
   Investment advisory fees............................................             305,750
                                                                             --------------
   Total Liabilities...................................................          67,454,669
                                                                             --------------
NET ASSETS.............................................................      $  506,567,527
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $  545,455,809
Par value..............................................................             100,750
Accumulated distributable earnings (loss)..............................         (38,989,032)
                                                                             --------------
NET ASSETS.............................................................      $  506,567,527
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        50.28
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................          10,075,000
                                                                             ==============
Investments, at cost...................................................      $  520,408,430
                                                                             ==============
Premiums received on options contracts written.........................      $      894,455
                                                                             ==============


                        See Notes to Financial Statements                Page 13


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2022


INVESTMENT INCOME:
Dividends..............................................................      $   10,352,524
                                                                             --------------
   Total investment income.............................................          10,352,524
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................           3,381,346
                                                                             --------------
   Total expenses......................................................           3,381,346
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           6,971,178
                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................         (21,303,550)
   In-kind redemptions.................................................          28,216,756
   Written options contracts...........................................           5,102,083
                                                                             --------------
Net realized gain (loss)...............................................          12,015,289
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................         (46,783,484)
   Written options contracts...........................................            (509,411)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................         (47,292,895)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................         (35,277,606)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $  (28,306,428)
                                                                             ==============


Page 14                 See Notes to Financial Statements


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR             YEAR
                                                                                 ENDED             ENDED
                                                                               10/31/2022       10/31/2021
                                                                             --------------   ---------------
OPERATIONS:
Net investment income (loss)...........................................      $    6,971,178   $     2,613,224
Net realized gain (loss)...............................................          12,015,289        (1,477,869)
Net change in unrealized appreciation (depreciation)...................         (47,292,895)       30,845,059
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from operations........         (28,306,428)       31,980,414
                                                                             --------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................         (17,788,530)       (6,058,854)
                                                                             --------------   ---------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         343,702,208       201,715,231
Cost of shares redeemed................................................         (85,454,751)               --
                                                                             --------------   ---------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................         258,247,457       201,715,231
                                                                             --------------   ---------------
Total increase (decrease) in net assets................................         212,152,499       227,636,791

NET ASSETS:
Beginning of period....................................................         294,415,028        66,778,237
                                                                             --------------   ---------------
End of period..........................................................      $  506,567,527   $   294,415,028
                                                                             ==============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................           5,375,000         1,575,000
Shares sold............................................................           6,400,000         3,800,000
Shares redeemed........................................................          (1,700,000)               --
                                                                             --------------   ---------------
Shares outstanding, end of period......................................          10,075,000         5,375,000
                                                                             ==============   ===============


                        See Notes to Financial Statements                Page 15


FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                  YEAR ENDED OCTOBER 31,                             PERIOD
                                             -----------------------------------------------------------------       ENDED
                                                  2022             2021             2020             2019        10/31/2018 (a)
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period.......    $    54.77       $    42.40       $    44.69       $    40.28       $    40.00
                                               ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............          0.81             0.73             0.81 (b)         0.74 (b)         0.43 (b)
Net realized and unrealized gain (loss)....         (3.28)           13.57            (1.35) (c)        5.52             0.70 (c)
                                               ----------       ----------       ----------       ----------       ----------
Total from investment operations...........         (2.47)           14.30            (0.54)            6.26             1.13
                                               ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................         (1.45)           (0.58)           (1.75)           (1.57)           (0.40)
Net realized gain..........................         (0.57)           (1.35)              --            (0.29)           (0.46)
                                               ----------       ----------       ----------       ----------       ----------
Total distributions........................         (2.02)           (1.93)           (1.75)           (1.86)           (0.86)
                                               ----------       ----------       ----------       ----------       ----------
Capital share transactions:
Transaction fees (Note 8)..................            --               --             0.00 (b)(d)      0.01 (b)         0.01 (b)
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period.............    $    50.28       $    54.77       $    42.40       $    44.69       $    40.28
                                               ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (e)...........................         (4.52)%          34.14%           (0.93)%          15.98%            2.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......    $  506,568       $  294,415       $   66,778       $   43,574       $   19,134
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets..................................          0.75%            0.75%            0.75%            0.75%            0.75% (f)
Ratio of net investment income (loss) to
   average net assets......................          1.55%            1.65%            1.89%            1.75%            1.73% (f)
Portfolio turnover rate (g)................            55%              62%              86%              83%              50%


(a)   Inception date is March 26, 2018, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the
      Statement of Operations due to share transactions for the period.

(d)   Amount is less than $0.01.

(e)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(f)   Annualized.

(g)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 16                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the FT Cboe Vest S&P 500(R) Dividend Aristocrats Target Income
ETF(R) (the "Fund"), which trades under the ticker "KNG" on the Cboe BZX
Exchange, Inc. ("Cboe BZX"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund's investment objective seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Cboe S&P 500(R) Dividend Aristocrats Target Income Index
Monthly Series (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks and call options that comprise the Index. The Index's primary goal is to generate an annualized level of income from stock dividends and option premiums that is approximately 3% over the annual dividend yield of the S&P 500(R) Index and the
Index's secondary goal is to generate capital appreciation based on the price returns of the equity securities contained in the Index.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent and asked price, if available, and otherwise at their closing bid price.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Shares of open-end funds are valued based on NAV per share.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the last sale price on the exchange on which they are
                  principally traded or, for Nasdaq and AIM securities, the
                  official closing price;

            2)    the type of security;

            3)    the size of the holding;

            4)    the initial cost of the security;

            5)    transactions in comparable securities;

            6)    price quotes from dealers and/or third-party pricing services;

            7)    relationships among various securities;

            8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            9)    an analysis of the issuer's financial statements;

           10)    the existence of merger proposals or tender offers that might affect the value of the security; and

           11)    other relevant factors

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. OPTIONS CONTRACTS

The Fund will employ a "partial covered call strategy," meaning that covered calls will be written on a notional value of no more than 20% of the value of each underlying stock contained in the S&P 500 Dividend Aristocrats Index (the
"Aristocrat Stocks"), such that the short position in each call option is
"covered" by a portion of the corresponding Aristocrat Stock held by the Fund to generate income. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price ("strike price") at a specified date ("expiration date"). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option. In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options contracts written, at value" on the
Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2022 and 2021 was as follows:

Distributions paid from:                               2022            2021
Ordinary income.................................  $   17,742,155  $    5,267,572
Capital gains...................................          46,375         791,282
Return of capital...............................              --              --

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $           --
Accumulated capital and other gain (loss).......              --
Net unrealized appreciation (depreciation)......     (38,989,032)

                                                                         Page 19


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2019,
2020, 2021, and 2022 remain open to federal and state audit. As of October 31,
2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had no capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:

                                Accumulated
             Accumulated        Net Realized
            Net Investment      Gain (Loss)
            Income (Loss)      on Investments     Paid-in Capital
            --------------     --------------     ---------------
            $    4,976,626     $  (23,241,930)    $    18,265,304

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross               Gross          Net Unrealized
                                 Unrealized         Unrealized         Appreciation
               Tax Cost         Appreciation      (Depreciation)      (Depreciation)
            --------------     --------------     ---------------     ---------------
            $ 545,320,255      $   28,738,832     $   (67,727,864)    $   (38,989,032)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the
Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.75% of its average daily net assets.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisory fee equal to 0.20% of the average daily net assets of the
Fund. Cboe Vest's fee is paid by the Advisor out of its management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On March 1, 2021, the Board of Trustees of Cboe Vest S&P 500(R) Dividend
Aristocrats Target Income ETF(R) ("Target Fund"), an index based exchange-traded fund ("ETF") managed by Cboe Vest(SM), approved a reorganization into FT Cboe
Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the "Acquiring Fund"
or "KNG"), an index based ETF managed by First Trust.

The reorganization resulted in a shift in the management responsibility for the
Target Fund. Other than the management responsibility, the primary characteristics of Target Fund and the Acquiring Fund are materially the same.
The Acquiring Fund's investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund.

Under the terms of the reorganization, which was tax-free, the assets of Target
Fund were transferred to, and the liabilities of Target Fund were assumed by
KNG. The shareholders of the Target Fund received shares of KNG with a value equal to the aggregate net asset value of the shares of the Target Fund held by them.

                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $245,478,865 and $247,116,371, respectively.

For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $343,326,073 and $85,423,685, respectively.

                           6. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                     ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                          ----------------------------------------   --------------------------------------
DERIVATIVE    RISK          STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
INSTRUMENTS   EXPOSURE        LIABILITIES LOCATION        VALUE         LIABILITIES LOCATION       VALUE
-----------   ---------   ----------------------------  ----------   --------------------------  ----------
Options       Equity Risk              --               $       --   Options contracts written,  $1,637,465
                                                                     at value


                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options contracts             $ 5,102,083
Net change in unrealized appreciation (depreciation) on
   written options contracts                                         (509,411)

During the fiscal year ended October 31, 2022, the premiums for written options contracts opened were $9,976,210 and the premiums for written options contracts closed, exercised and expired were $9,554,898.

                      7. OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to a Master Netting Arrangement, which governs the terms of certain transactions with select counterparties. The Master Netting Arrangement allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangement also specifies collateral posting arrangements at pre-arranged exposure levels. Under the
Master Netting Arrangement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)
governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of the end of the reporting period:



                                                                    NET AMOUNT          GROSS AMOUNT NOT OFFSET
                                                 GROSS AMOUNT     OF LIABILITIES          IN THE STATEMENT OF
                                   GROSS        OFFSET IN THE    PRESENTED IN THE        ASSETS AND LIABILITIES
                                 AMOUNT OF       STATEMENT OF      STATEMENT OF     --------------------------------
DESCRIPTION/                     RECOGNIZED       ASSETS AND        ASSETS AND        FINANCIAL      CASH COLLATERAL       NET
COUNTERPARTY                    LIABILITIES      LIABILITIES       LIABILITIES       INSTRUMENTS         PLEDGED          AMOUNT
----------------------------   --------------   --------------   ----------------   --------------   ---------------   ------------
Written Options
   Societe Generale            $    1,637,465   $           --   $      1,637,465   $   (1,637,465)  $            --   $         --


In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

                 8. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                                OCTOBER 31, 2022

in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              9. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                              10. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                               11. OTHER MATTERS

By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.

                             12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

                                                                         Page 23


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of FT Cboe
Vest S&P 500(R) Dividend Aristocrats Target Income ETF(R) (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of
October 31, 2022, and the results of its operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2020 and 2019 and for the period from March 26, 2018
(commencement of operations) through October 31, 2018 were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on such financial highlights.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Fund qualified for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

         Dividends Received Deduction      Qualified Dividend Income
         ----------------------------      -------------------------
                    51.48%                          54.18%

For the fiscal year ended October 31, 2022, the amount of long-term capital gain designated by the Fund was $46,375, which is taxable at the applicable capital gain tax rates for federal income tax purposes.

A portion of the Fund's 2022 ordinary dividends (including short-term capital gains) paid to shareholders during the fiscal year ended October 31, 2022, may be eligible for the Qualified Business Income Deduction (QBI) under Internal
Revenue Code of 1986, as amended, Section 199A for the aggregate dividends Fund received from the underlying Real Estate Investment Trusts (REITs) it invests
in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

                                                                         Page 25


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not

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    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
AND FOR APPROVAL OF AMENDMENT TO THE INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor") on behalf of the FT Cboe Vest S&P 500(R) Dividend
Aristocrats Target Income ETF(R) (the "Fund") and the Investment Sub-Advisory
Agreement (the "Sub-Advisory Agreement" and together with the Advisory
Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12-13, 2022, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the
Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by
Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund's
Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by
Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital
Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the
Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees,

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    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12-13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the
Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the
Fund and knowing the Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the
Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 12-13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the
Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the
Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the
Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable
ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the
Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to the
Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information for periods ended December 31, 2021 regarding the performance of the Fund's underlying index, the correlation between the
Fund's performance and that of its underlying index, the Fund's tracking difference and the Fund's excess return as compared to its benchmark index.
Based on the information provided and its ongoing review of performance, the
Board concluded that the Fund was correlated to its underlying index and that the tracking difference for the Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing the Fund's performance

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    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

to that of the Performance Universe and to that of a broad-based benchmark index, but given the Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund during
2021 and the estimated profitability level for the Fund calculated by the
Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2021. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the
Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the
Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or
FTP. The Board also noted that FTCP has a controlling ownership interest in the
Sub-Advisor's parent company and considered potential indirect benefits to the
Advisor from such ownership interest. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statement that it believes that the sub-advisory fee for the Fund is appropriate. The Board noted the Sub-Advisor's statements that it continues to invest in infrastructure, technology and personnel, and that it anticipates that its expenses relating to providing services to the Fund will remain approximately the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its unitary fee and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor's statements that it is the
Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's controlling ownership interest in the
Sub-Advisor's parent company. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the FT Cboe Vest S&P 500(R)
Dividend Aristocrats Target Income ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

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    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12-13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the
Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including FT Cboe Vest S&P 500(R) Dividend Aristocrats
Target Income ETF(R) (the "Fund"), in certain member states in the European
Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First
Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust in respect of the Fund is $105,041. This figure is comprised of $4,042 paid (or to be paid) in fixed compensation and $100,999 paid
(or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $53,942 paid (or to be paid) to senior management of First Trust and $51,099 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust or the Fund (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Fund.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 31


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 33


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

    FT CBOE VEST S&P 500(R) DIVIDEND ARISTOCRATS TARGET INCOME ETF(R) (KNG)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

First Trust Limited Duration Investment Grade Corporate ETF (FSIG)

----------------------------
       Annual Report
       For the Period
     November 17, 2021
(Commencement of Operations)
  through October 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as
"anticipate," "estimate," "intend," "expect," "believe," "plan," "may,"
"should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Limited Duration Investment Grade Corporate ETF;
hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the First Trust
Limited Duration Investment Grade Corporate ETF (the "Fund"), which contains detailed information about the Fund since its inception on November 17, 2021 through October 31, 2022. Please note that information contained in this letter and the annual report prior to the Fund's inception date does not apply to this
Fund.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

The First Trust Limited Duration Investment Grade Corporate ETF's (the "Fund")
primary investment objective is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status.
Commercial paper has the shortest term and is usually unsecured. Corporate debt securities may have fixed or floating interest rates. The corporate debt securities in which the Fund may invest may include senior loans.

At least 80% of the Fund's net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade (i.e., rated
Baa3/BBB- or above) by at least one nationally recognized statistical rating organization ("NRSRO") rating such securities, or if unrated, debt securities determined by the Fund's investment advisor to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Fund's investment advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.

Although the Fund intends to invest primarily in investment grade corporate debt securities, the Fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities of any credit quality, including senior loans and other debt securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk"
bonds, or unrated securities that have not been judged by the Fund's investment advisor to be of comparable quality to rated investment grade securities. The
Fund is classified as "non-diversified" under the Investment Company Act of
1940, as amended. The Fund's investments will be concentrated (i.e., invest more than 25% of Fund assets) in the industries or group of industries comprising the financials sector.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CUMULATIVE
                                                                                                                   TOTAL RETURNS
                                                                                                                Inception (11/17/21)
                                                                                                                    to 10/31/22
FUND PERFORMANCE
NAV                                                                                                                    -6.28%
Market Price                                                                                                           -6.13%

INDEX PERFORMANCE
Bloomberg US Corporate Bond 1-5 Year Index                                                                             -7.72%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the
Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

---------------------------------------------------------------
                                             % OF TOTAL
                                             LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS(1)
---------------------------------------------------------------
Banks                                           23.6%
Pharmaceuticals                                 12.5
Health Care Services                            10.2
Software                                         9.6
Health Care Products                             8.0
Electric                                         6.9
Media                                            5.3
Insurance                                        3.2
Telecommunications                               2.3
Internet                                         2.0
Pipelines                                        1.9
Biotechnology                                    1.8
Aerospace/Defense                                1.7
Environmental Control                            1.5
Transportation                                   1.5
Lodging                                          1.2
Diversified Financial Services                   1.2
Commercial Services                              1.2
Machinery-Diversified                            0.9
Beverages                                        0.9
Water                                            0.8
Real Estate Investment Trusts                    0.7
Retail                                           0.6
Miscellaneous Manufacturing                      0.5
                                              -------
   Total                                       100.0%
                                              =======

---------------------------------------------------------------
                                             % OF TOTAL
                                             LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS(1)
---------------------------------------------------------------
Corporate Bonds and Notes                       85.2%
Foreign Corporate Bonds and Notes               11.9
Senior Floating-Rate Loan Interests              2.9
                                              -------
   Total                                       100.0%
                                              =======

---------------------------------------------------------------
                                             % OF TOTAL
                                             LONG-TERM
CREDIT QUALITY(2)                          INVESTMENTS(1)
---------------------------------------------------------------
AAA                                              1.4%
AA                                               0.9
AA-                                             13.2
A+                                              10.8
A                                               14.2
A-                                              16.5
BBB+                                            13.9
BBB                                             12.6
BBB-                                            13.4
BB+                                              1.6
BB                                               1.0
B+                                               0.5
                                              -------
   Total                                       100.0%
                                              =======

---------------------------------------------------------------
                                             % OF TOTAL
                                             LONG-TERM
TOP 10 ISSUERS                             INVESTMENTS(1)
---------------------------------------------------------------
JPMorgan Chase & Co.                             4.5%
Bank of America Corp.                            4.3
Goldman Sachs Group (The), Inc.                  4.0
Comcast Corp.                                    3.7
UnitedHealth Group, Inc.                         3.4
Morgan Stanley                                   3.3
Elevance Health, Inc.                            3.2
Toronto-Dominion Bank (The)                      2.7
AstraZeneca PLC                                  2.4
Marsh & McLennan Cos., Inc.                      2.0
                                              -------
      Total                                     33.5%
                                              =======

-----------------------------
(1)   Percentages are based on long-term positions. Commercial paper and money market funds are excluded.

(2)   The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including

S&P Global Ratings, Moody's Investors Service, Inc., Fitch Ratings, or a
comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.
Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1 to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. "NR" indicates no rating.
The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 NOVEMBER 17, 2021 - OCTOBER 31, 2022

            First Trust Limited
            Duration Investment   Bloomberg U.S. Corporate
            Grade Corporate ETF     Bond 1-5 Year Index
11/17/21          $10,000                 $10,000
4/30/22             9,554                   9,491
10/31/22            9,372                   9,228


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Limited Duration Investment Grade Corporate ETF (the "Fund" or "FSIG"). In
this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA, MANAGING DIRECTOR OF FIXED INCOME AND SENIOR PORTFOLIO
   MANAGER OF FIRST TRUST
TODD LARSON, CFA, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST
ERIC R. MAISEL, CFA, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST
JEFFREY SCOTT, CFA, SENIOR VICE PRESIDENT, DEPUTY CREDIT OFFICER AND PORTFOLIO
   MANAGER OF FIRST TRUST
NATHAN SIMONS, CFA, PORTFOLIO MANAGER OF FIRST TRUST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since November 2021.

                                   COMMENTARY

MARKET RECAP

The Fund launched on November 17, 2021 as the U.S. economy benefited from low interest rates, a strong labor market, optimism around growth expectations, and hope that the re-opening global economies would ease inflation. At the time, markets expected two to three interest rate hikes by the end of 2022. However, as the Consumer Price Index ("CPI") continued to rise, the Federal Reserve (the
"Fed") gradually abandoned its view that inflation was "transitory," thereby shifting forward the timeline for interest rate hikes.

Throughout the period from the Fund's inception date on November 17, 2021 through October 31, 2022 (the "reporting period"), inflation remained stubbornly elevated with the October 2022 CPI printing 7.7% on a year-over-year basis;
meanwhile, the Fed continues to reiterate its commitment to a 2.0% inflation target. The Fed increased the Federal Funds target rate by 300 basis points
("bps") during the reporting period, moving the upper bound from 0.25% to 3.25%
over the course of five meetings. In each of the last three meetings, the Fed increased the Federal Funds target rate by a full 75 bps. Due to the persistence of the inflation data, and how far it is from the Fed's target inflation rate, we do not believe the Fed can "pivot" to a more accommodative posture until either (1) inflation has tamed, or (2) a recession is near or already underway, absent any major financial market calamity. During the reporting period, the
10-Year Treasury yield increased to 4.07% (+247 bps), the 5-Year Treasury yield increased to 4.25% (+301 bps), and the 2-Year Treasury yield increased to 4.50%
(+400 bps). Credit spreads on 1-5 year investment grade corporate bonds widened by 68 bps to 118 bps. While U.S. Equities reached all-time highs in January
2022, investor concerns over geopolitical risks, elevated inflation, and rapidly increasing interest rates soon dampened market euphoria and tipped U.S. Equities into a bear market. The S&P 500(R) Index returned -16.32% during the reporting period.

FUND PERFORMANCE

For the period from the Fund's inception date of November 17, 2021 through
October 31, 2022, the Fund returned -6.28% on a net asset value ("NAV") basis and -6.13% on a market price basis. The Bloomberg US Corporate Bond 1-5 Year
Index (the "Index") returned -7.72% over the same period.

In light of the volatile interest rate environment, defensive duration positioning was the primary driver of the Fund's outperformance. The Fund's allocation to floating rate term loans also proved a tailwind to performance;
term loans outperformed the broader fixed income market, one of the few asset classes to generate positive total return in the period. Notably, as yields moved higher and duration risk in short-maturity bonds grew more balanced, the
Fund reduced its allocation to floating rate term loans from approximately 19%
to 3% of the Fund's portfolio. As we became increasingly concerned with both the trajectory of the economy and the health of the consumer, the Fund exited sectors we believe to be more cyclical and increased exposure to less cyclical sectors. However, exposure to auto manufacturing and semiconductor companies served as a modest headwind to performance in the period. Finally, the Fund's underweight to the banking sector, particularly European banks, also contributed to the Fund's outperformance.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

MARKET OUTLOOK

Our market framework centers on the Fed staying the course, ultimately holding rates at a level sufficient to tilt the economy into recession. We therefore expect market volatility to continue as investors attempt to gauge the ultimate
Federal Funds target rate as well as the likelihood, and timing of, a recession.
Consequently, extending durations back to neutral is not yet warranted, in our view, although we do believe we are much closer to that point in the cycle where duration extension will be warranted. Additionally, we favor increasing credit quality while defensively positioning in sectors with limited cyclicality such as healthcare, software, and utilities. Improved valuations have created attractive opportunities in short-maturity corporate bonds where yields exceed duration and provide a cushion for expected volatility.

As we evaluate both existing and new investment opportunities, our decisions remain rooted in rigorous bottom-up credit analysis and our focus remains on identifying the best risk-reward balance.


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of First Trust Limited Duration Investment Grade Corporate ETF
(the "Fund"), you incur two types of costs: (1) transaction costs; and (2)
ongoing costs, including management fees, distribution and/or service (12b-1)
fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING         BASED ON THE      DURING THE
                                                   ACCOUNT VALUE     ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                    MAY 1, 2022     OCTOBER 31, 2022     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
Actual                                               $1,000.00         $  980.90            0.45%            $2.25
Hypothetical (5% return before expenses)             $1,000.00         $1,022.94            0.45%            $2.29


(a)   These expense ratios reflect expense waivers. See Note 3 in the Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

                                                                          Page 7


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


   PRINCIPAL                                                                         STATED        STATED
     VALUE                                 DESCRIPTION                               COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
CORPORATE BONDS AND NOTES -- 81.9%
                  AEROSPACE/DEFENSE -- 1.6%
$         75,000  L3Harris Technologies, Inc....................................     3.85%        06/15/23    $         74,345
          50,000  L3Harris Technologies, Inc....................................     3.85%        12/15/26              46,757
         150,000  Lockheed Martin Corp..........................................     5.10%        11/15/27             150,364
                                                                                                              ----------------
                                                                                                                       271,466
                                                                                                              ----------------
                  BANKS -- 17.5%
          50,000  Bank of America Corp. (a).....................................     3.84%        04/25/25              48,401
         100,000  Bank of America Corp. (a).....................................     3.37%        01/23/26              94,287
         100,000  Bank of America Corp., Medium-Term Note.......................     4.13%        01/22/24              98,826
         175,000  Bank of America Corp., Medium-Term Note.......................     3.88%        08/01/25             168,953
          50,000  Bank of America Corp., Medium-Term Note (a)...................     3.38%        04/02/26              46,963
         250,000  Bank of America Corp., Medium-Term Note.......................     3.50%        04/19/26             233,552
          50,000  Bank of New York Mellon (The) Corp. (a).......................     4.41%        07/24/26              48,576
          50,000  Bank of New York Mellon (The) Corp., Medium-Term
                     Note (a)...................................................     3.43%        06/13/25              48,510
         500,000  Goldman Sachs Group (The), Inc................................     3.00%        03/15/24             483,451
          75,000  Goldman Sachs Group (The), Inc................................     5.70%        11/01/24              74,962
          35,000  Goldman Sachs Group (The), Inc................................     3.85%        01/26/27              32,400
          50,000  Goldman Sachs Group (The), Inc. (a)...........................     1.54%        09/10/27              41,981
         200,000  JPMorgan Chase & Co...........................................     3.90%        07/15/25             193,189
         100,000  JPMorgan Chase & Co. (a)......................................     2.30%        10/15/25              93,290
         325,000  JPMorgan Chase & Co...........................................     3.30%        04/01/26             303,445
          35,000  JPMorgan Chase & Co. (a)......................................     4.08%        04/26/26              33,624
         100,000  JPMorgan Chase & Co. (a)......................................     1.58%        04/22/27              86,046
         100,000  Morgan Stanley (a)............................................     3.62%        04/17/25              96,644
          25,000  Morgan Stanley (a)............................................     4.21%        04/20/28              23,149
         225,000  Morgan Stanley, Medium-Term Note (a)..........................     2.72%        07/22/25             212,408
         200,000  Morgan Stanley, Medium-Term Note..............................     4.00%        07/23/25             192,263
         125,000  US Bancorp (a)................................................     5.73%        10/21/26             125,400
         125,000  Wells Fargo & Co., Medium-Term Note (a).......................     2.41%        10/30/25             116,449
                                                                                                              ----------------
                                                                                                                     2,896,769
                                                                                                              ----------------
                  BEVERAGES -- 0.9%
         150,000  Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide,
                     Inc........................................................     3.65%        02/01/26             143,743
                                                                                                              ----------------
                  BIOTECHNOLOGY -- 0.9%
         150,000  Amgen, Inc....................................................     3.63%        05/22/24             147,142
                                                                                                              ----------------
                  COMMERCIAL SERVICES -- 1.1%
          75,000  Global Payments, Inc..........................................     4.00%        06/01/23              74,409
         125,000  Global Payments, Inc..........................................     1.50%        11/15/24             114,476
                                                                                                              ----------------
                                                                                                                       188,885
                                                                                                              ----------------
                  DIVERSIFIED FINANCIAL SERVICES -- 1.2%
         200,000  American Express Co...........................................     3.95%        08/01/25             192,206
                                                                                                              ----------------
                  ELECTRIC -- 6.6%
         275,000  AEP Transmission Co. LLC......................................     3.10%        12/01/26             253,708
         150,000  Baltimore Gas and Electric Co.................................     2.40%        08/15/26             135,771
          75,000  Duke Energy Carolinas LLC.....................................     2.95%        12/01/26              69,336
         200,000  FirstEnergy Transmission LLC (b)..............................     4.35%        01/15/25             193,113
         125,000  Pacific Gas and Electric Co...................................     3.25%        02/16/24             120,826
          25,000  Pacific Gas and Electric Co...................................     4.95%        06/08/25              24,242
          25,000  Pacific Gas and Electric Co...................................     5.45%        06/15/27              23,576
          65,000  Virginia Electric and Power Co., Series A.....................     3.10%        05/15/25              61,878


Page 8                  See Notes to Financial Statements


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                         STATED        STATED
     VALUE                                 DESCRIPTION                               COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)
                  ELECTRIC (CONTINUED)
$        150,000  Virginia Electric and Power Co., Series B.....................     3.75%        05/15/27    $        140,749
          75,000  WEC Energy Group, Inc.........................................     5.00%        09/27/25              74,727
                                                                                                              ----------------
                                                                                                                     1,097,926
                                                                                                              ----------------
                  ENVIRONMENTAL CONTROL -- 1.5%
          85,000  Republic Services, Inc........................................     3.20%        03/15/25              80,857
         175,000  Republic Services, Inc........................................     2.90%        07/01/26             160,233
                                                                                                              ----------------
                                                                                                                       241,090
                                                                                                              ----------------
                  HEALTH CARE PRODUCTS -- 5.9%
         100,000  Abbott Laboratories...........................................     3.75%        11/30/26              96,073
         235,000  Alcon Finance Corp. (b).......................................     2.75%        09/23/26             209,269
         300,000  Baxter International, Inc.....................................     1.32%        11/29/24             276,132
         275,000  Stryker Corp..................................................     3.38%        11/01/25             260,528
         150,000  Zimmer Biomet Holdings, Inc...................................     1.45%        11/22/24             138,365
                                                                                                              ----------------
                                                                                                                       980,367
                                                                                                              ----------------
                  HEALTH CARE SERVICES -- 9.8%
         200,000  Centene Corp..................................................     4.25%        12/15/27             185,054
         525,000  Elevance Health, Inc..........................................     3.35%        12/01/24             505,374
         100,000  HCA, Inc......................................................     5.38%        02/01/25              98,761
          75,000  HCA, Inc......................................................     5.88%        02/15/26              74,322
          75,000  Humana, Inc...................................................     3.95%        03/15/27              70,121
         150,000  Roche Holdings, Inc. (b)......................................     2.63%        05/15/26             138,840
         200,000  UnitedHealth Group, Inc.......................................     5.00%        10/15/24             200,122
         225,000  UnitedHealth Group, Inc.......................................     3.75%        07/15/25             218,456
          50,000  UnitedHealth Group, Inc.......................................     3.70%        05/15/27              47,264
          75,000  UnitedHealth Group, Inc.......................................     5.25%        02/15/28              75,180
                                                                                                              ----------------
                                                                                                                     1,613,494
                                                                                                              ----------------
                  INSURANCE -- 3.1%
         200,000  Brown & Brown, Inc............................................     4.20%        09/15/24             194,774
          75,000  Marsh & McLennan Cos., Inc....................................     3.88%        03/15/24              73,669
         250,000  Marsh & McLennan Cos., Inc....................................     3.75%        03/14/26             238,121
                                                                                                              ----------------
                                                                                                                       506,564
                                                                                                              ----------------
                  INTERNET -- 1.2%
         200,000  Expedia Group, Inc. (b).......................................     6.25%        05/01/25             199,713
                                                                                                              ----------------
                  LODGING -- 1.2%
          50,000  Hilton Domestic Operating Co., Inc. (b).......................     5.38%        05/01/25              49,375
         150,000  Hyatt Hotels Corp.............................................     5.63%        04/23/25             147,407
                                                                                                              ----------------
                                                                                                                       196,782
                                                                                                              ----------------
                  MACHINERY-DIVERSIFIED -- 0.9%
         150,000  John Deere Capital Corp., Medium-Term Note....................     4.05%        09/08/25             146,459
                                                                                                              ----------------
                  MEDIA -- 3.6%
         485,000  Comcast Corp..................................................     3.95%        10/15/25             469,097
         125,000  Comcast Corp..................................................     5.35%        11/15/27             124,944
                                                                                                              ----------------
                                                                                                                       594,041
                                                                                                              ----------------
                  MISCELLANEOUS MANUFACTURING -- 0.4%
          75,000  Parker-Hannifin Corp..........................................     3.65%        06/15/24              72,950
                                                                                                              ----------------


                        See Notes to Financial Statements                Page 9


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                         STATED        STATED
     VALUE                                 DESCRIPTION                               COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
CORPORATE BONDS AND NOTES (CONTINUED)
                  PHARMACEUTICALS -- 9.8%
$        150,000  AbbVie, Inc...................................................     2.60%        11/21/24    $        142,560
          75,000  AbbVie, Inc...................................................     3.20%        05/14/26              69,916
         150,000  AmerisourceBergen Corp........................................     3.40%        05/15/24             145,948
         200,000  Bayer US Finance II LLC (b)...................................     3.88%        12/15/23             196,141
         150,000  Becton Dickinson and Co.......................................     3.73%        12/15/24             145,471
         300,000  Cigna Corp....................................................     4.13%        11/15/25             290,096
         300,000  CVS Health Corp...............................................     3.88%        07/20/25             289,515
          75,000  Utah Acquisition Sub, Inc.....................................     3.95%        06/15/26              68,352
          50,000  Viatris, Inc..................................................     1.65%        06/22/25              44,648
         225,000  Zoetis, Inc...................................................     4.50%        11/13/25             220,884
                                                                                                              ----------------
                                                                                                                     1,613,531
                                                                                                              ----------------
                  PIPELINES -- 1.8%
          50,000  Energy Transfer LP............................................     5.88%        01/15/24              50,085
         135,000  Energy Transfer, L.P..........................................     2.90%        05/15/25             125,363
         135,000  Plains All American Pipeline, L.P. / PAA Finance Corp.........     4.65%        10/15/25             130,527
                                                                                                              ----------------
                                                                                                                       305,975
                                                                                                              ----------------
                  REAL ESTATE INVESTMENT TRUSTS -- 0.7%
          50,000  VICI Properties, L.P. / VICI Note Co., Inc. (b)...............     4.63%        06/15/25              46,957
          75,000  VICI Properties, L.P. / VICI Note Co., Inc. (b)...............     4.25%        12/01/26              67,675
                                                                                                              ----------------
                                                                                                                       114,632
                                                                                                              ----------------
                  RETAIL -- 0.6%
         109,000  Nordstrom, Inc................................................     2.30%        04/08/24             102,435
                                                                                                              ----------------
                  SOFTWARE -- 8.7%
         100,000  Autodesk, Inc.................................................     4.38%        06/15/25              98,028
         100,000  Fidelity National Information Services, Inc...................     4.50%        07/15/25              97,275
         200,000  Infor, Inc. (b)...............................................     1.75%        07/15/25             179,969
         225,000  Microsoft Corp................................................     3.30%        02/06/27             214,002
         100,000  Oracle Corp...................................................     2.50%        04/01/25              93,445
          75,000  Oracle Corp...................................................     3.25%        11/15/27              66,598
         175,000  PTC, Inc. (b).................................................     3.63%        02/15/25             166,157
         225,000  Roper Technologies, Inc.......................................     3.80%        12/15/26             210,663
          50,000  Salesforce, Inc...............................................     3.70%        04/11/28              47,142
          90,000  SS&C Technologies, Inc. (b)...................................     5.50%        09/30/27              83,949
         185,000  VMware, Inc...................................................     4.50%        05/15/25             180,587
                                                                                                              ----------------
                                                                                                                     1,437,815
                                                                                                              ----------------
                  TELECOMMUNICATIONS -- 2.2%
         225,000  T-Mobile USA, Inc.............................................     3.50%        04/15/25             214,705
          75,000  T-Mobile USA, Inc.............................................     5.38%        04/15/27              74,101
          75,000  Verizon Communications, Inc...................................     4.13%        03/16/27              71,363
                                                                                                              ----------------
                                                                                                                       360,169
                                                                                                              ----------------
                  WATER -- 0.7%
         125,000  American Water Capital Corp...................................     3.85%        03/01/24             122,780
                                                                                                              ----------------
                  TOTAL CORPORATE BONDS AND NOTES...........................................................        13,546,934
                  (Cost $14,048,166)                                                                          ----------------


Page 10                 See Notes to Financial Statements


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


   PRINCIPAL                                                                         STATED        STATED
     VALUE                                 DESCRIPTION                               COUPON       MATURITY         VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
FOREIGN CORPORATE BONDS AND NOTES -- 11.4%
                  BANKS -- 5.2%
$         65,000  Lloyds Banking Group PLC (a)..................................     2.44%        02/05/26    $         59,091
         250,000  Royal Bank of Canada..........................................     3.38%        04/14/25             238,484
         250,000  Toronto-Dominion Bank (The)...................................     3.77%        06/06/25             239,971
         200,000  Toronto-Dominion Bank (The), Medium-Term Note.................     4.29%        09/13/24             196,029
          50,000  UBS Group AG (a) (b)..........................................     4.49%        08/05/25              48,309
          35,000  UBS Group AG (b)..............................................     4.13%        04/15/26              32,651
          50,000  UBS Group AG (a) (b)..........................................     1.49%        08/10/27              41,226
                                                                                                              ----------------
                                                                                                                       855,761
                                                                                                              ----------------
                  BIOTECHNOLOGY -- 0.8%
         150,000  CSL Finance PLC (b)...........................................     3.85%        04/27/27             141,409
                                                                                                              ----------------
                  HEALTH CARE PRODUCTS -- 1.7%
         300,000  DH Europe Finance II Sarl.....................................     2.20%        11/15/24             283,255
                                                                                                              ----------------
                  PHARMACEUTICALS -- 2.3%
         400,000  AstraZeneca PLC...............................................     3.38%        11/16/25             381,250
                                                                                                              ----------------
                  TRANSPORTATION -- 1.4%
         250,000  Canadian Pacific Railway Co...................................     1.35%        12/02/24             230,768
                                                                                                              ----------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES...................................................         1,892,443
                  (Cost $1,969,473)                                                                           ----------------



   PRINCIPAL                                                                                       STATED
     VALUE                                 DESCRIPTION                              RATE (c)    MATURITY (d)       VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 2.8%
                  INTERNET -- 0.8%
         123,255  Go Daddy Operating Co. LLC, Term Loan B2, 1 Mo. LIBOR +
                     1.75%, 0.00% Floor.........................................     5.50%        02/15/24             122,330
                                                                                                              ----------------
                  MEDIA -- 1.5%
         257,608  Charter Communications Operating LLC, Term Loan B1, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor.................................     5.51%        04/30/25             254,159
                                                                                                              ----------------
                  SOFTWARE -- 0.5%
          89,262  SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo.
                     LIBOR + 1.75%, 0.00% Floor.................................     5.50%        04/16/25              87,208
                                                                                                              ----------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.................................................           463,697
                  (Cost $468,443)                                                                             ----------------



                                                                                   ANNUALIZED
                                                                                     YIELD
   PRINCIPAL                                                                        ON DATE        STATED
     VALUE                                 DESCRIPTION                            OF PURCHASE     MATURITY         VALUE
----------------  --------------------------------------------------------------  ------------  ------------  ----------------
COMMERCIAL PAPER -- 1.5%
                  ELECTRONICS -- 1.5%
         250,000  Jabil, Inc....................................................     3.90%        11/01/22             250,000
                                                                                                              ----------------
                  TOTAL COMMERCIAL PAPER....................................................................           250,000
                  (Cost $250,000)                                                                             ----------------


                        See Notes to Financial Statements                Page 11


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2022


     SHARES                                              DESCRIPTION                                               VALUE
----------------  ------------------------------------------------------------------------------------------  ----------------
MONEY MARKET FUNDS -- 2.7%
         444,115  Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class -
                     2.85% (e)..............................................................................  $        444,115
                  (Cost $444,115)                                                                             ----------------

                  TOTAL INVESTMENTS -- 100.3%...............................................................        16,597,189
                  (Cost $17,180,197)                                                                          ----------------

                  NET OTHER ASSETS AND LIABILITIES -- (0.3)%................................................           (55,559)
                                                                                                              ----------------
                  NET ASSETS -- 100.0%......................................................................  $     16,541,630
                                                                                                              ================


(a)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $1,794,753 or 10.8% of net assets.

(c)   Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury's Office of Financial Research, (iii)
      the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.

(d)   Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e)   Rate shown reflects yield as of October 31, 2022.

LIBOR - London Interbank Offered Rate

SOFR  - Secured Overnight Financing Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Corporate Bonds and Notes*............................  $    13,546,934    $            --    $    13,546,934    $            --
Foreign Corporate Bonds and Notes*....................        1,892,443                 --          1,892,443                 --
Senior Floating-Rate Loan Interests*..................          463,697                 --            463,697                 --
Commercial Paper*.....................................          250,000                 --            250,000                 --
Money Market Funds....................................          444,115            444,115                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................  $    16,597,189    $       444,115    $    16,153,074    $            --
                                                        ===============    ===============    ===============    ===============


* See Portfolio of Investments for industry breakout.

Page 12                 See Notes to Financial Statements


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value..................................................      $   16,597,189
Cash...................................................................             275,254
Receivables:
   Interest............................................................             148,730
   Dividends...........................................................               1,188
                                                                             --------------
   Total Assets........................................................          17,022,361
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................             474,782
   Investment advisory fees............................................               5,949
                                                                             --------------
   Total Liabilities...................................................             480,731
                                                                             --------------
NET ASSETS.............................................................      $   16,541,630
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   17,534,681
Par value..............................................................               9,000
Accumulated distributable earnings (loss)..............................          (1,002,051)
                                                                             --------------
NET ASSETS.............................................................      $   16,541,630
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        18.38
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             900,002
                                                                             ==============
Investments, at cost...................................................      $   17,180,197
                                                                             ==============


                        See Notes to Financial Statements                Page 13


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2022 (a)


INVESTMENT INCOME:
Interest...............................................................      $      292,413
Dividends..............................................................               4,469
                                                                             --------------
   Total investment income.............................................             296,882
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................              58,726
                                                                             --------------
   Total expenses......................................................              58,726
   Less fees waived by the investment advisor..........................             (10,678)
                                                                             --------------
   Net expenses........................................................              48,048
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             248,834
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments................................            (434,326)
Net change in unrealized appreciation (depreciation) on investments....            (583,008)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................          (1,017,334)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $     (768,500)
                                                                             ==============


(a)   Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 14                 See Notes to Financial Statements


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 PERIOD
                                                                                 ENDED
                                                                             10/31/2022 (a)
                                                                             --------------
OPERATIONS:
Net investment income (loss)...........................................      $      248,834
Net realized gain (loss)...............................................            (434,326)
Net change in unrealized appreciation (depreciation)...................            (583,008)
                                                                             --------------
Net increase (decrease) in net assets resulting from operations........            (768,500)
                                                                             --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations..................................................            (233,551)
                                                                             --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          24,179,235
Cost of shares redeemed................................................          (6,635,554)
                                                                             --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................          17,543,681
                                                                             --------------
Total increase (decrease) in net assets................................          16,541,630

NET ASSETS:
Beginning of period....................................................                  --
                                                                             --------------
End of period..........................................................      $   16,541,630
                                                                             ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                  --
Shares sold............................................................           1,250,002
Shares redeemed........................................................            (350,000)
                                                                             --------------
Shares outstanding, end of period......................................             900,002
                                                                             ==============


(a)   Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 15


FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                    PERIOD
                                                    ENDED
                                                10/31/2022 (a)
                                                --------------
Net asset value, beginning of period...........   $    20.00
                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................         0.39
Net realized and unrealized gain (loss)........        (1.64)
                                                  ----------
Total from investment operations...............        (1.25)
                                                  ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................        (0.37)
                                                  ----------
Net asset value, end of period.................   $    18.38
                                                  ==========
TOTAL RETURN (b)...............................        (6.28)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........   $   16,542
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..         0.55% (c)
Ratio of net expenses to average net assets....         0.45% (c)
Ratio of net investment income (loss) to
   average net assets..........................         2.33% (c)
Portfolio turnover rate (d)....................          113%


(a)   Inception date is November 17, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 16                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the First Trust Limited Duration Investment Grade Corporate ETF
(the "Fund"), a non-diversified series of the Trust, which trades under the ticker "FSIG" on The NYSE Arca, Inc. ("NYSE Arca"). The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The primary investment objective of the Fund is to deliver current income. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its net assets (including investment borrowings) in investment grade corporate debt securities. Corporate debt securities are debt obligations issued by businesses to finance their operations. Notes, bonds, loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary differences being their maturities and secured or unsecured status. At least 80% of the Fund's net assets will be invested in corporate debt securities that are, at the time of purchase, investment grade
(i.e. rated Baa3/BBB- or above) by at least one nationally recognized statistical rating organization ("NRSRO") rating such securities, or if unrated, debt securities determined by the Fund's investment advisor, First Trust
Advisors L.P. ("First Trust" or the "Advisor") to be of comparable quality. In the case of a split rating between one or more of the NRSROs, the Fund will consider the highest rating. For an unrated security to be considered investment grade, the Advisor will consider, at the time of purchase, whether such security is of comparable quality based on fundamental credit analysis of the unrated security and comparable securities that are rated by an NRSRO.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's
Pricing Committee, in accordance with valuation procedures approved by the
Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor's Pricing Committee, which may use the following valuation inputs when available:

            1)    benchmark yields;
            2)    reported trades;
            3)    broker/dealer quotes;
            4)    issuer spreads;
            5)    benchmark securities;
            6)    bids and offers; and
            7)    reference data including market research publications.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

      Shares of open-end funds are valued based on NAV per share.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.

      Senior Floating-Rate Loan Interests ("Senior Loans")(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific
      Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically,
      Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1)    the credit conditions in the relevant market and changes
                  thereto;
            2)    the liquidity conditions in the relevant market and changes thereto;
            3)    the interest rate conditions in the relevant market and
                  changes thereto (such as significant changes in interest
                  rates);
            4)    issuer-specific conditions (such as significant credit
                  deterioration); and
            5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing
                  Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the most recent price provided by a pricing service;

            2)    the fundamental business data relating to the borrower/issuer;

            3)    an evaluation of the forces which influence the market in
                  which these securities are purchased and sold;

            4)    the type, size and cost of a security;

            5)    the financial statements of the borrower/issuer, or the
                  financial condition of the country of issue;

            6)    the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee's,
                  sub-adviser's or portfolio manager's analysis, as applicable, or external analysis;

            7)    the information as to any transactions in or offers for the security;

            8)    the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            9)    the coupon payments;

           10)    the quality, value and salability of collateral, if any,
                  securing the security;

           11)    the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or
                  affiliate and an assessment of the issuer's management;

           12)    the prospects for the borrower's/issuer's industry, and
                  multiples (of earnings and/or cash flows) being paid for
                  similar businesses in that industry;

-----------------------------
(1)   The terms "security" and "securities" used throughout the Notes to
      Financial Statements include Senior Loans.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

           13)    borrower's/issuer's competitive position within the industry;

           14)    borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           15)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates the London Interbank Offered Rates ("LIBOR") announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021.
Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of
December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The
International Swaps and Derivatives Association, Inc. ("ISDA") confirmed that the FCA's March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank
Offered Rates ("IBOR") Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks
Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a
group of market participants convened by the Board of Governors of the Federal
Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New
York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans.
Interest income on such Senior Loans is not accrued until settlement date. The
Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of
October 31, 2022.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October
31, 2022.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October
31, 2022 was as follows:

Distributions paid from:
Ordinary income.................................  $   233,551
Capital gains...................................           --
Return of capital...............................           --

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $    11,477
Accumulated capital and other gain (loss).......     (380,508)
Net unrealized appreciation (depreciation)......     (633,020)

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended October
31, 2022 remains open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $380,508.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31,
2022, the adjustments for the Fund were as follows:

                                Accumulated
             Accumulated        Net Realized
            Net Investment      Gain (Loss)
            Income (Loss)      on Investments     Paid-in Capital
            --------------     --------------     ---------------
            $       (3,806)    $        3,806     $            --

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:



                                   Gross               Gross          Net Unrealized
                                 Unrealized         Unrealized         Appreciation
               Tax Cost         Appreciation      (Depreciation)      (Depreciation)
            --------------     --------------     ---------------     ---------------
            $   17,230,209     $        4,338     $      (637,358)    $      (633,020)


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual unitary management fee equal to
0.55% of its average daily net assets.

Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until November 12, 2023. The waiver agreement may be terminated by action of the Board at any time upon 60 days'
written notice by the Trust, on behalf of the Fund, or by First Trust only after
November 12, 2023. During the fiscal period ended October 31, 2022, the Advisor waived fees of $10,678.

                                                                         Page 21


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $29,119,323 and $12,291,106, respectively.

For the fiscal period ended October 31, 2022, there were no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                                OCTOBER 31, 2022

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2024.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

                                                                         Page 23


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of First
Trust Limited Duration Investment Grade Corporate ETF (the "Fund"), a series of the First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 17, 2021
(commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31,
2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from November 17, 2021 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

Distributions paid to foreign shareholders during the Fund's fiscal period ended
October 31, 2022 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal period ended October 31, 2022, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that,

                                                                         Page 25


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods,

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the First Trust Limited
Duration Investment Grade Corporate ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the
Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting. In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The
Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, approved the
Agreement for an initial two-year period ending November 12, 2023 at a meeting held on September 13, 2021. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the approval of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for the Fund and that the modified unitary fee rate schedule for the
Fund under the Amendment would not be implemented until the expiration of the
Fund's contractual fee waiver. The Board considered that the effective unitary fee rate paid by the Fund under the Agreement after taking into account the contractual fee waiver is less than the effective unitary fee rate that the Fund would pay pursuant to the modified unitary fee rate schedule under the
Amendment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 29


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

       FIRST TRUST LIMITED DURATION INVESTMENT GRADE CORPORATE ETF (FSIG)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 31


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


{BLANK BACK COVER}


FIRST TRUST

First Trust Exchange-Traded Fund IV

--------------------------------------------------------------------------------

FT Cboe Vest Rising Dividend Achievers Target Income ETF (RDVI)

----------------------------
       Annual Report
       For the Period
      October 19, 2022
(Commencement of Operations)
          through
      October 31, 2022
----------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                 ANNUAL REPORT
                                OCTOBER 31, 2022

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (FT Cboe Vest Rising Dividend Achievers Target Income ETF;
hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2022

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest Rising Dividend Achievers Target Income ETF (the "Fund"), which contains detailed information about the Fund since its inception on October 19, 2022 through October 31, 2022. Please note that information contained in this letter and the annual report prior to the Fund's inception date does not apply to this
Fund.

As I'm writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the
November mid-term election. For the most part, except for a few seats in
Congress, the election is behind us. We learned there would be no "red wave"
(Republicans gaining a strong majority in Congress) but likely gridlock ahead.
Gridlock has been good for stock market investors in the past few decades, particularly when there's been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief
Economist at First Trust.

The Federal Reserve (the "Fed") has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to
4.00%. The Fed's actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index ("CPI") is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31,
2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!

Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500(R) Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500(R) Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October
2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa.
As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

The FT Cboe Vest Rising Dividend Achievers Target Income ETF (the "Fund") seeks to provide investors with current income with a secondary objective of providing capital appreciation. The shares of the Fund are listed on Cboe BZX Exchange,
Inc. under the ticker symbol "RDVI." The Fund will normally invest primarily in
U.S. exchange-traded equity securities contained in the Nasdaq US Rising
Dividend Achievers(TM) Index (the "Index") and by utilizing an "option strategy"
consisting of writing (selling) U.S. exchange-traded call options on the S&P
500(R) Index or exchange-traded funds that track the S&P 500(R) Index
("Underlying ETFs"). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CUMULATIVE
                                                                                                                   TOTAL RETURNS
                                                                                                                Inception (10/19/22)
                                                                                                                    to 10/31/22
FUND PERFORMANCE
NAV                                                                                                                    7.18%
Market Price                                                                                                           7.23%

INDEX PERFORMANCE
Nasdaq US Rising Dividend Achievers(TM) Index                                                                          7.46%
------------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI) (CONTINUED)

---------------------------------------------------------------
                                             % OF TOTAL
                                              LONG-TERM
SECTOR CLASSIFICATION                        INVESTMENTS
---------------------------------------------------------------
Financials                                       36.0%
Information Technology                           25.0
Health Care                                      10.3
Materials                                         8.3
Consumer Discretionary                            5.6
Energy                                            4.2
Industrials                                       4.2
Communication Services                            4.2
Consumer Staples                                  2.2
                                               -------
   Total                                        100.0%
                                               =======

---------------------------------------------------------------
                                                % OF
FUND ALLOCATION                              NET ASSETS
---------------------------------------------------------------
Common Stocks                                   100.0%
Call Options Written                             (0.1)
Net Other Assets and Liabilities                  0.1
                                               -------
   Total                                        100.0%
                                               =======

---------------------------------------------------------------
                                             % OF TOTAL
                                              LONG-TERM
TOP TEN HOLDINGS                             INVESTMENTS
---------------------------------------------------------------
Cummins, Inc.                                     2.2%
Archer-Daniels-Midland Co.                        2.2
Prudential Financial, Inc.                        2.2
EOG Resources, Inc.                               2.2
Elevance Health, Inc.                             2.2
Citizens Financial Group, Inc.                    2.2
Aflac, Inc.                                       2.1
Synchrony Financial                               2.1
Interpublic Group of (The) Cos., Inc.             2.1
Omnicom Group, Inc.                               2.1
                                               -------
      Total                                      21.6%
                                               =======


              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                  OCTOBER 19, 2022 - OCTOBER 31, 2022

            FT Cboe Vest Rising
            Dividend Achievers    Nasdaq US Rising Dividend
             Target Income ETF       Achievers(TM) Index
10/29/22          $10,000                  $10,000
10/31/22           10,718                   10,746


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest Rising Dividend Achievers Target Income ETF ("RDVI"
or the "Fund"). First Trust is responsible for the ongoing monitoring of the
Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 8350 Broad Street,
Suite 240, McLean, VA 22102, was founded in 2012. Cboe Vest had approximately
$9.3 billion under management or committed to management as of October 31, 2022.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since October 2022.

                                   COMMENTARY

DISCUSSION OF FUND PERFORMANCE

This discussion is for the FT Cboe Vest Rising Dividend Achievers Target Income
ETF for the 12-month period ended October 31, 2022 (the "current fiscal period"). The Fund's inception date was October 19, 2022. Thus, the Fund's performance for this report is from October 19, 2022 through October 31, 2022.
The Fund's performance is compared to an index called the Nasdaq US Rising
Dividend Achievers(TM) Index (the "Index" or "NQDVRIST").

MARKET RECAP

The strong global equity market rally of the prior fiscal year was followed by a sharp downturn in the current period, as high levels of inflation took hold, in large part due to easy monetary and fiscal policies, pandemic-induced supply chain disruptions, and the impact of the Russia-Ukraine war on energy prices.
The Federal Reserve (the "Fed") responded to the increasing inflation rate by hiking the Fed Funds target rate by 3% by the end of the current period. They started slowly, with smaller hikes in March and May of 2022, and picked up the pace with larger hikes in June, July, and September of 2022. This Fed action to cool inflation and the economy pushed stocks lower.

While equity markets were relatively flat for the first five months of the current fiscal period (November 2021 through March 2022), they fell sharply over the final seven months of the period (April 2022 through October 2022), as inflation and the Fed's response to it, accelerated. U.S. equities, as measured by the S&P 500(R) Index, fell 14.61%. As in the prior period, the current fiscal period also saw extreme variations in returns across the eleven primary sectors within the S&P 500(R) Index. Four of the eleven sectors posted increases, with the Energy sector far outpacing the rest of the market. The top three performing sectors were Energy, Consumer Staples, and Utilities, which returned 64.3%,
4.9%, and 2.9%, respectively. The bottom three sectors were Communication
Services, Consumer Discretionary, and Real Estate. These bottom performing sectors returned -40.6%, -28.5%, and -20.7%, respectively.

PERFORMANCE ANALYSIS

Under normal market conditions, the Fund will pursue its investment objective by investing primarily in U.S. exchange-traded equity securities contained in the
Index and by utilizing an "option strategy" consisting of writing (selling) U.S.
exchange-traded call options on the S&P 500(R) Index or exchange-traded funds that track the S&P 500(R) Index ("Underlying ETFs"). The options positions contributed a negative 0.17% to the Fund's NAV performance for the period.

During the current fiscal period, the Fund generally held approximately equal weights in 50 stocks, as well as written call options on the S&P 500(R) Index.
The premiums received from the written call options, plus the dividends received from the equities, sum to approximately 8.0% in excess of the dividend yield of the S&P 500(R) Index annually.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                 ANNUAL REPORT
                          OCTOBER 31, 2022 (UNAUDITED)

For the period from October 19, 2022, the Fund's inception date, through October
31, 2022, the Fund's net asset value ("NAV") performance was 7.18%, and using market prices for the Fund, was 7.23%, while the Index performance was 7.46%.
The underperformance of 0.28%, using NAV returns, can be explained by the following factors:

      1.    Fees and Expenses: Fees and expenses reduced the Fund's performance by approximately 0.03%.

      2.    Execution Costs: Commissions, plus slippage due to trading securities at prices other than mid-market, had no impact on the
            Fund's performance.

      3.    Fund versus Index Holdings: While the Fund attempts to hold equity securities in the same proportion (i.e., weighting) as the Index, the Fund also holds/writes call options on the S&P 500(R) Index, whereas the Index does not. For the current fiscal period, we estimate that the difference in the holdings between the Fund and the Index had a net 0.25% negative impact to the Fund's performance.

IMPACT OF FUND HOLDINGS ON PERFORMANCE

The top five performing holdings in the Fund from inception through October 31,
2022 were LAM Research Corp., KLA Corp., Applied Materials, Inc., Synchrony
Financial, and Elevance Health, Inc., with returns of 22.6%, 16.4%, 14.3%,
13.3%, and 12.1%, respectively.

The bottom five performing holdings in the Fund from inception through October
31, 2022 were The Allstate Corp., Microsoft Corp., Huntsman Corp., Cincinnati
Financial Corp., and Pioneer Natural Resources Co., with returns of -6.6%,
-1.8%, 1.9%, 2.3%, and 2.3%, respectively.

IMPACT OF SECTOR WEIGHTINGS ON PERFORMANCE

For the current fiscal period, the Fund had sector weightings that were in line with the Index. However, the Fund's sector weightings were substantially different than the sector weightings of the S&P 500(R) Index. Relative to the
S&P 500(R) Index, the Fund was significantly overweight the Financials sector, and was significantly underweight the Communication Services sector. The net effect of the Fund's sector weightings relative to those of the S&P 500(R)
Index's sector weightings positively impacted the Fund's performance relative to that of the S&P 500(R) Index.

Strong performances from the Fund's holdings within the Financials sector, coupled with the Fund's relative overweight in this sector, contributed to relative overperformance for the Fund, versus the S&P 500(R) Index.

Weak performances in the Communication Services sector, coupled with the Fund's relative underweight in this sector, also contributed to relative overperformance for the Fund, versus the S&P 500(R) Index.

MARKET OUTLOOK

During the current fiscal year, the Russia-Ukraine war, as well as high inflation and the Fed's response to it, were front and center as key drivers of equity market performance. Moving into the next fiscal year, these will again be dominant themes, in our opinion. We believe the Fed's interest rate hikes in
2022 seem to have laid the groundwork for taming inflation in the coming year.
With the U.S. unemployment rate sitting below 4%, should the Fed need to tighten further, they should be able to do so without causing abnormally high unemployment rates, in our opinion. We believe this should bode well for most
U.S. equities.

The Fund generally holds equities similar in name and weight to those equities in Index. This Index is designed to assemble a portfolio of stocks that are positioned to continue increasing dividends. These stocks are considered, in our view, to have management teams that are extremely prudent and keenly focused on long-term performance. We believe that the Fund is properly positioned to achieve its investment objectives.

                                                                          Page 5


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2022 (UNAUDITED)

As a shareholder of FT Cboe Vest Rising Dividend Achievers Target Income ETF
(the "Fund"), you incur two types of costs: (1) transaction costs; and (2)
ongoing costs, including management fees, distribution and/or service (12b-1)
fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period (or shorter)
ended October 31, 2022.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period"
to estimate the expenses you paid on your account during this six-month (or shorter) period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED        EXPENSES PAID
                                                                                        EXPENSE RATIO     DURING THE PERIOD
                                                   BEGINNING              ENDING         BASED ON THE    OCTOBER 19, 2022 (a)
                                                 ACCOUNT VALUE        ACCOUNT VALUE     NUMBER OF DAYS            TO
                                              OCTOBER 19, 2022 (a)   OCTOBER 31, 2022   IN THE PERIOD    OCTOBER 31, 2022 (b)
-----------------------------------------------------------------------------------------------------------------------------
FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
Actual                                             $1,000.00            $1,071.80           0.75%               $0.26
Hypothetical (5% return before expenses)           $1,000.00            $1,021.42           0.75%               $3.82


(a)   Inception date.

(b)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October
      19, 2022 through October 31, 2022), multiplied by 13/365. Hypothetical expenses are assumed for the most recent six-month period.


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


     SHARES                                              DESCRIPTION                                               VALUE
----------------  ------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS -- 100.0%
                  BANKS -- 12.0%
           1,207  Bank of America Corp. (a).................................................................  $         43,500
           1,117  Citizens Financial Group, Inc. (a)........................................................            45,685
             350  JPMorgan Chase & Co. (a)..................................................................            44,058
           2,330  KeyCorp (a)...............................................................................            41,637
           1,879  Regions Financial Corp. (a)...............................................................            41,244
             897  U.S. Bancorp (a)..........................................................................            38,078
                                                                                                              ----------------
                                                                                                                       254,202
                                                                                                              ----------------
                  CAPITAL MARKETS -- 5.9%
             124  Goldman Sachs Group (The), Inc. (a).......................................................            42,719
           1,255  Jefferies Financial Group, Inc. (a).......................................................            43,185
             470  Morgan Stanley (a)........................................................................            38,620
                                                                                                              ----------------
                                                                                                                       124,524
                                                                                                              ----------------
                  CHEMICALS -- 4.1%
             670  Corteva, Inc. (a).........................................................................            43,778
           1,605  Huntsman Corp. (a)........................................................................            42,950
                                                                                                              ----------------
                                                                                                                        86,728
                                                                                                              ----------------
                  COMMUNICATIONS EQUIPMENT -- 2.0%
             951  Cisco Systems, Inc. (a)...................................................................            43,204
                                                                                                              ----------------
                  CONSUMER FINANCE -- 8.0%
             268  American Express Co. (a)..................................................................            39,785
             404  Capital One Financial Corp. (a)...........................................................            42,832
             406  Discover Financial Services (a)...........................................................            42,411
           1,267  Synchrony Financial (a)...................................................................            45,054
                                                                                                              ----------------
                                                                                                                       170,082
                                                                                                              ----------------
                  FOOD PRODUCTS -- 2.2%
             484  Archer-Daniels-Midland Co. (a)............................................................            46,938
                                                                                                              ----------------
                  HEALTH CARE PROVIDERS & SERVICES -- 6.3%
              84  Elevance Health, Inc. (a).................................................................            45,929
              80  Humana, Inc. (a)..........................................................................            44,646
              78  UnitedHealth Group, Inc. (a)..............................................................            43,302
                                                                                                              ----------------
                                                                                                                       133,877
                                                                                                              ----------------
                  HOUSEHOLD DURABLES -- 2.0%
           1,047  PulteGroup, Inc. (a)......................................................................            41,870
                                                                                                              ----------------
                  INSURANCE -- 10.2%
             692  Aflac, Inc. (a)...........................................................................            45,056
             316  Allstate (The) Corp. (a)..................................................................            39,895
             422  Cincinnati Financial Corp. (a)............................................................            43,601
           1,027  Fidelity National Financial, Inc. (a).....................................................            40,443
             446  Prudential Financial, Inc. (a)............................................................            46,915
                                                                                                              ----------------
                                                                                                                       215,910
                                                                                                              ----------------
                  IT SERVICES -- 6.0%
             660  Cognizant Technology Solutions Corp., Class A (a).........................................            41,085
             128  Mastercard, Inc., Class A (a).............................................................            42,007
             212  Visa, Inc., Class A (a)...................................................................            43,918
                                                                                                              ----------------
                                                                                                                       127,010
                                                                                                              ----------------
                  MACHINERY -- 4.2%
             194  Cummins, Inc. (a).........................................................................            47,435
             190  Snap-on, Inc. (a).........................................................................            42,189
                                                                                                              ----------------
                                                                                                                        89,624
                                                                                                              ----------------


                        See Notes to Financial Statements                 Page 7


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022


     SHARES                                              DESCRIPTION                                               VALUE
----------------  ------------------------------------------------------------------------------------------  ----------------
COMMON STOCKS (CONTINUED)
                  MEDIA -- 4.2%
           1,509  Interpublic Group of (The) Cos., Inc. (a).................................................  $         44,953
             614  Omnicom Group, Inc. (a)...................................................................            44,669
                                                                                                              ----------------
                                                                                                                        89,622
                                                                                                              ----------------
                  METALS & MINING -- 2.1%
           1,405  Freeport-McMoRan, Inc. (a)................................................................            44,524
                                                                                                              ----------------
                  OIL, GAS & CONSUMABLE FUELS -- 4.2%
             338  EOG Resources, Inc. (a)...................................................................            46,144
             170  Pioneer Natural Resources Co. (a).........................................................            43,589
                                                                                                              ----------------
                                                                                                                        89,733
                                                                                                              ----------------
                  PAPER & FOREST PRODUCTS -- 2.1%
             785  Louisiana-Pacific Corp. (a)...............................................................            44,470
                                                                                                              ----------------
                  PHARMACEUTICALS -- 4.0%
             244  Johnson & Johnson (a).....................................................................            42,449
             895  Pfizer, Inc. (a)..........................................................................            41,662
                                                                                                              ----------------
                                                                                                                        84,111
                                                                                                              ----------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 13.1%
             462  Applied Materials, Inc. (a)...............................................................            40,790
           1,409  Intel Corp. (a)...........................................................................            40,058
             120  KLA Corp. (a).............................................................................            37,974
              98  Lam Research Corp. (a)....................................................................            39,668
             310  NVIDIA Corp. (a)..........................................................................            41,841
             328  QUALCOMM, Inc. (a)........................................................................            38,593
             248  Texas Instruments, Inc. (a)...............................................................            39,836
                                                                                                              ----------------
                                                                                                                       278,760
                                                                                                              ----------------
                  SOFTWARE -- 1.8%
             166  Microsoft Corp. (a).......................................................................            38,534
                                                                                                              ----------------
                  SPECIALTY RETAIL -- 3.6%
             566  Best Buy Co., Inc. (a)....................................................................            38,720
             304  Williams-Sonoma, Inc. (a).................................................................            37,644
                                                                                                              ----------------
                                                                                                                        76,364
                                                                                                              ----------------
                  TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 2.0%
             272  Apple, Inc. (a)...........................................................................            41,709
                                                                                                              ----------------
                  TOTAL INVESTMENTS -- 100.0%...............................................................         2,121,796
                  (Cost $2,054,609)                                                                           ----------------



   NUMBER OF                                                          NOTIONAL      EXERCISE     EXPIRATION
   CONTRACTS                        DESCRIPTION                        AMOUNT        PRICE          DATE           VALUE
----------------  ------------------------------------------------  ------------  ------------  ------------  ----------------
CALL OPTIONS WRITTEN -- (0.1)%
              (6) S&P 500 Mini Index..............................  $   (232,320)    $390.00      11/04/22              (2,346)
                  (Premiums received $3,576)                                                                  ----------------

                  NET OTHER ASSETS AND LIABILITIES -- 0.1%..................................................             1,881
                                                                                                              ----------------
                  NET ASSETS -- 100.0%......................................................................  $      2,121,331
                                                                                                              ================


(a)   All or a portion of this security is pledged as collateral for the options written. At October 31, 2022, the value of these securities amount to
      $1,060,602 or 50.0% of net assets.

Page 8                  See Notes to Financial Statements


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2022

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Common Stocks*........................................  $     2,121,796    $     2,121,796    $            --    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                          10/31/2022           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $        (2,346)   $        (2,346)   $            --    $            --
                                                        ===============    ===============    ===============    ===============


* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                 Page 9


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2022


ASSETS:
Investments, at value..................................................      $    2,121,796
Cash...................................................................                 645
Cash segregated as collateral for open options contracts...............                 657
Receivables:
   Dividends...........................................................                 746
   Capital shares sold.................................................                  85
                                                                             --------------
   Total Assets........................................................           2,123,929
                                                                             --------------
LIABILITIES:
Options contracts written, at value....................................               2,346
Investment advisory fees payable.......................................                 252
                                                                             --------------
   Total Liabilities...................................................               2,598
                                                                             --------------
NET ASSETS.............................................................      $    2,121,331
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    2,054,338
Par value..............................................................               1,000
Accumulated distributable earnings (loss)..............................              65,993
                                                                             --------------
NET ASSETS.............................................................      $    2,121,331
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        21.21
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             100,002
                                                                             ==============
Investments, at cost...................................................      $    2,054,609
                                                                             ==============
Premiums received on options contracts written.........................      $        3,576
                                                                             ==============


Page 10                 See Notes to Financial Statements


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2022 (a)


INVESTMENT INCOME:
Dividends..............................................................      $          747
                                                                             --------------
   Total investment income.............................................                 747
                                                                             --------------
EXPENSES:
Investment advisory fees...............................................                 252
                                                                             --------------
   Total expenses......................................................                 252
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................                 495
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on written options contracts..................              (2,919)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................              67,187
   Written options contracts...........................................               1,230
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................              68,417
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................              65,498
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $       65,993
                                                                             ==============


(a)   Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 11


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

STATEMENT OF CHANGES IN NET ASSETS


                                                                              PERIOD ENDED
                                                                             10/31/2022 (a)
                                                                             --------------
OPERATIONS:
Net investment income (loss)...........................................      $          495
Net realized gain (loss)...............................................              (2,919)
Net change in unrealized appreciation (depreciation)...................              68,417
                                                                             --------------
Net increase (decrease) in net assets resulting from operations........              65,993
                                                                             --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           2,055,338
Cost of shares redeemed................................................                  --
                                                                             --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................           2,055,338
                                                                             --------------
Total increase (decrease) in net assets................................           2,121,331

NET ASSETS:
Beginning of period....................................................                  --
                                                                             --------------
End of period..........................................................      $    2,121,331
                                                                             ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                  --
Shares sold............................................................             100,002
Shares redeemed........................................................                  --
                                                                             --------------
Shares outstanding, end of period......................................             100,002
                                                                             ==============


(a)   Inception date is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 12                 See Notes to Financial Statements


FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                  PERIOD ENDED
                                                10/31/2022 (a)
                                                --------------
Net asset value, beginning of period              $    19.79
                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.00 (b)
Net realized and unrealized gain (loss)                 1.42
                                                  ----------
Total from investment operations                        1.42
                                                  ----------
Net asset value, end of period                    $    21.21
                                                  ==========
TOTAL RETURN (c)                                        7.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)              $    2,121
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets           0.75% (d)
Ratio of net investment income (loss) to
   average net assets                                   1.47% (d)
Portfolio turnover rate (e)                                0%


(a)   Inception dates is October 19, 2022, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 13


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15,
2010, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds that are offering shares. This report covers the FT Cboe Vest Rising Dividend Achievers Target Income ETF (the
"Fund"), which trades under the ticker "RDVI" on the Cboe BZX Exchange, Inc.
("Cboe BZX"). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective seeks to provide investors with current income with a secondary objective of providing capital appreciation. Under normal market conditions, the
Fund will pursue its investment objective by investing primarily in U.S.
exchange-traded equity securities contained in the Nasdaq US Rising Dividend
Achievers(TM) Index (the "Index") and by utilizing an "option strategy"
consisting of writing (selling) U.S. exchange-traded call options on the S&P
500(R) Index or exchange-traded funds that track the S&P 500(R) Index
("Underlying ETFs"). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying securities and/or investments that provide exposure to dividend-paying securities.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing
Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First
Trust" or the "Advisor"), in accordance with valuation procedures approved by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The
Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the
      London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor's Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the last sale price on the exchange on which they are
                  principally traded or, for Nasdaq and AIM securities, the
                  official closing price;

            2)    the type of security;

            3)    the size of the holding;

            4)    the initial cost of the security;

            5)    transactions in comparable securities;

            6)    price quotes from dealers and/or third-party pricing services;

            7)    relationships among various securities;

            8)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            9)    an analysis of the issuer's financial statements;

           10)    the existence of merger proposals or tender offers that might affect the value of the security; and

           11)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2022, is included with the Fund's Portfolio of Investments.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act.
The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available"
for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for
Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the
Trust's Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date.

C. OPTIONS CONTRACTS

The Fund will utilize an "option strategy" consisting of writing (selling) U.S.
exchanged-traded call options on the S&P 500(R) Index or exchange-traded funds that track the S&P 500(R) Index. A written (sold) call option gives the seller the obligation to sell shares of the underlying asset at a specified price
("strike price") at a specified date ("expiration date"). The writer (seller) of the call option receives an amount (premium) for writing (selling) the option.
In the event the underlying asset appreciates above the strike price as of the expiration date, the writer (seller) of the call option will have to pay the difference between the value of the underlying asset and the strike price (which loss is offset by the premium initially received), and in the event the underlying asset declines in value, the call option may end up worthless and the writer (seller) of the call option retains the premium.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options contracts written, at value" on the
Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. Any gain or loss on written options would be included in "Net realized gain (loss) on written options contracts" on the Statement of Operations. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The Fund did not pay a distribution during its fiscal period ended October 31,
2022.

As of October 31, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................  $         495
Accumulated capital and other gain (loss).......         (1,689)
Net unrealized appreciation (depreciation)......         67,187

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2022 remains open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the
Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $1,689.

Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2022, the Fund had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period October 31, 2022, there were no tax adjustments made to accumulated distributable earnings (loss) accounts due to differences between book and tax treatments.

As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:


                                   Gross               Gross          Net Unrealized
                                 Unrealized         Unrealized         Appreciation
               Tax Cost         Appreciation      (Depreciation)      (Depreciation)
            --------------     --------------     ---------------     ---------------
            $    2,054,609     $       77,224     $       (10,037)    $        67,187


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

First Trust is responsible for the expenses of the Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees (if any), but excluding fee payments under the
Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.75% of its average daily net assets.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisory fee equal to 0.20% of the average daily net assets of the
Fund. Cboe Vest's fee is paid by the Advisor out of its management fee.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, target outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal period ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $0 and $0, respectively.

For the fiscal period ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $2,054,609 and $0, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at
October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.


                                      ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                           ----------------------------------------   ----------------------------------------
DERIVATIVE   RISK            STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENTS  EXPOSURE         LIABILITIES LOCATION       VALUE           LIABILITIES LOCATION          VALUE
-----------  ------------  ---------------------------  -----------   ---------------------------  -----------
Options      Equity Risk               --               $        --   Options contracts written,
                                                                      at value                     $     2,346


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options contracts               $    (2,919)
Net change in unrealized appreciation (depreciation) on
   written options contracts                                              1,230

During the fiscal period ended October 31, 2022, the premiums for written options contracts opened were $5,545 and the premiums for written options contracts closed, exercised and expired were $1,969.

The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities
Clearing Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An
Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the
Fund's shares in return for those assets. After purchasing a Creation Unit, the
Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                                OCTOBER 31, 2022

process: the Authorized Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the
NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before October 18, 2024.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund.
Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund's net assets reach certain predefined levels.

                                                                         Page 19


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND IV:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statement of assets and liabilities of FT Cboe
Vest Rising Dividend Achievers Target Income ETF (the "Fund"), a series of the
First Trust Exchange-Traded Fund IV, including the portfolio of investments, as of October 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for the period from October 19, 2022
(commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31,
2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from October 19, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

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        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

There were no distributions made by the Fund during the Fund's fiscal period ended October 31, 2022; therefore, no analysis for the corporate dividends received deduction and qualified dividend income was completed.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly

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        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

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        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight
Financing Rate ("SOFR") will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February
2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia,
Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the
U.S. has resumed "reasonably" normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund's portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund's shares and result in increased market volatility. During any such events, a fund's shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund's shares may widen.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at

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        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date.
Preferred securities may also be substantially less liquid than other securities, including common stock.

VALUATION RISK. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions
(sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots.
If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, approved the Investment Management Agreement
(the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of FT Cboe Vest Rising Dividend Achievers Target Income ETF (the "Fund"),
and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and
together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Cboe Vest Financial LLC (the "Sub-Advisor"),
for an initial two-year term at a meeting held on September 19, 2022. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the
Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund
(including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge
Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other exchange-traded funds ("ETFs") managed by the Advisor;
the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe;
the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons who will be responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives,

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        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund
Complex with diligence and care. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the September
19, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor will provide to the Fund, and the Trustees were able to ask questions about the proposed investment strategy for the Fund. The Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.75% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to an annual rate of 0.20% of the Fund's average daily net assets. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net)
expense ratio of the peer funds in the Expense Group. With respect to the
Expense Group, the Board discussed with representatives of the Advisor how the
Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the
Advisor's statement that the Fund will be unique to the market and the First
Trust Fund Complex, but will be most similar to three other actively-managed
ETFs in the First Trust Fund Complex that are managed by the Advisor and employ options-based strategies, each of which pays a unitary fee equal to an annual rate of 0.75% or 0.85% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the
Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to build infrastructure and add new staff to improve the services to the funds in the First Trust Fund
Complex. The Board took into consideration the types of costs to be borne by the
Advisor in connection with its services to be performed for the Fund under the
Advisory Agreement. The Board considered the Advisor's estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor's estimate of the profitability of the
Advisory Agreement if the Fund's assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for the
Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the
Sub-Advisory Agreement to the Sub-Advisor. The Board considered that the
Sub-Advisor would be paid by the Advisor from the Fund's unitary fee and its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has a controlling ownership interest in the Sub-Advisor's parent company and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also noted the Sub-Advisor's statements that it is the Sub-Advisor's policy currently not to enter into soft-dollar arrangements for the procurement of research services in connection with client securities transactions and that, as a result, there are no foreseen indirect benefits from its relationship with the Fund. The Board also considered the potential indirect benefits to the Sub-Advisor from FTCP's controlling ownership interest in the
Sub-Advisor's parent company. The Board concluded that the character and amount of potential indirect benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, determined that the terms of the
Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the
Board's analysis.

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--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

BOARD CONSIDERATIONS REGARDING APPROVAL OF AMENDMENT TO THE INVESTMENT
MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund IV (the "Trust"),
including the Independent Trustees, unanimously approved the amendment (the
"Amendment") of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor") on behalf of the FT Cboe Vest Rising
Dividend Achievers Target Income ETF (the "Fund").

The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on June 12-13, 2022 and September 18-19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

In reviewing the Amendment, the Board considered that the purpose of the
Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor's representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.

The Board noted that it, including the Independent Trustees, approved the
Agreement for an initial two-year period ending October 18, 2024 at a meeting held on September 19, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the approval of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Based on all of the information considered, the Board, including the Independent
Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                           NUMBER OF                OTHER
                                                                                         PORTFOLIOS IN         TRUSTEESHIPS OR
                               TERM OF OFFICE                                           THE FIRST TRUST         DIRECTORSHIPS
           NAME,               AND YEAR FIRST                                            FUND COMPLEX          HELD BY TRUSTEE
     YEAR OF BIRTH AND           ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY            DURING PAST
  POSITION WITH THE TRUST         APPOINTED               DURING PAST 5 YEARS               TRUSTEE                5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Edward-Elmhurst Medical           223        None
(1951)                                           Group; Physician and Officer,
                              o Since Inception  Wheaton Orthopedics (1990 to 2021)

Thomas R. Kadlec, Trustee     o Indefinite Term  Retired; President, ADM Investors            223        Director, National Futures
(1957)                                           Services, Inc. (Futures Commission                      Association and ADMIS
                              o Since Inception  Merchant) (2010 to July 2022)                           Singapore Ltd.; Formerly,
                                                                                                         Director of ADM Investor
                                                                                                         Services, Inc., ADM
                                                                                                         Investor Services
                                                                                                         International, ADMIS
                                                                                                         Hong Kong Ltd., and
                                                                                                         Futures Industry
                                                                                                         Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate           223        Director and Board Chair
(1964)                                           Aurora Health and President, Advocate                   of Advocate Home Health
                              o Since 2021       Aurora Continuing Health Division                       Services, Advocate Home
                                                 (Integrated Healthcare System)                          Care Products and
                                                                                                         Advocate Hospice;
                                                                                                         Director and Board Chair of
                                                                                                         Aurora At Home (since
                                                                                                         2018); Director of
                                                                                                         Advocate Physician
                                                                                                         Partners Accountable Care
                                                                                                         Organization; Director and
                                                                                                         Board Chair of RML Long
                                                                                                         Term Acute Care
                                                                                                         Hospitals; and Director of
                                                                                                         Senior Helpers (since
                                                                                                         2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises                  223        Formerly, Director of Trust
(1956)                                           (Financial and Management Consulting)                   Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (2018 to Present),            223        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (2015 to 2018), Pelita
                                                 Harapan Educational Foundation
                                                 (Educational Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust         223        None
Chairman of the Board                            Advisors L.P. and First Trust
                              o Since Inception  Portfolios L.P., (1955)
                                                 Chairman of the Board of Directors,
                                                 BondWave LLC (Software Development
                                                 Company) and Stonebridge Advisors LLC
                                                 (Investment Advisor)


-----------------------------

(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 27


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas       President and Chief           o Indefinite Term     Managing Director and Chief Financial Officer, First
(1966)               Executive Officer                                   Trust Advisors L.P. and First Trust Portfolios L.P.;
                                                   o Since 2016          Chief Financial Officer, BondWave LLC (Software
                                                                         Development Company) and Stonebridge Advisors
                                                                         LLC (Investment Advisor)

Donald P. Swade      Treasurer, Chief Financial    o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1972)               Officer and Chief Accounting                        First Trust Portfolios L.P.
                     Officer                       o Since 2016

W. Scott Jardine     Secretary and Chief Legal     o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
(1960)               Officer                                             Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception     BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist  Vice President                o Indefinite Term     Managing Director, First Trust Advisors L.P. and First
(1970)                                                                   Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher      Chief Compliance Officer and  o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P. and
(1966)               Assistant Secretary                                 First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin      Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland          Vice President                o Indefinite Term     Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                   First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------

(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

        FT CBOE VEST RISING DIVIDEND ACHIEVERS TARGET INCOME ETF (RDVI)
                          OCTOBER 31, 2022 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies."
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2022

                                                                         Page 29

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
8350 Broad Street, Suite 240
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $329,325 for the fiscal year ended October 31, 2021 and $359,013 for the fiscal year ended October 31, 2022.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $200,901 for the fiscal year ended October 31, 2021 and $296,018 for the fiscal year ended October 31, 2022.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s distributor were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021 and $0 for the fiscal year ended October 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2021 were $200,901 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor; and for the fiscal year ended October 31, 2022 were $296,018 for the registrant, $0 for the registrant’s investment advisor and $0 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund IV
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 9, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 9, 2023

* Print the name and title of each signing officer under his or her signature.